4926-6291-2684.5 MASTER REPURCHASE AGREEMENT dated as of August 11, 2026 by and among TRUIST BANK, as Agent and a Buyer and as Swing Line Facility Buyer, and The other Buyer(s) party thereto and PULTE MORTGAGE LLC, as Seller Revolving Mortgage Loan Repurchase Facility

4926-6291-2684.5 Index of Defined Terms 1934 Act ................................................................................................................................................................... 2-14 Account Maintenance Fee ....................................................................................................................................... 10-1 Additional Purchased Loans...................................................................................................................................... 7-1 Additional Repurchase Collateral ........................................................................................................................... 35-2 Adjusted Tangible Net Worth..................................................................................................................................... 2-1 Administrative Account .............................................................................................................................................. 2-2 Affected Financial Institution .................................................................................................................................... 2-2 Affiliate ...................................................................................................................................................................... 2-2 Aged Mortgage Loan ................................................................................................................................................. 2-2 Agency ....................................................................................................................................................................... 2-2 Agency Guides ........................................................................................................................................................... 2-2 Agency MBS ............................................................................................................................................................... 2-2 Agent .......................................................................................................................................................................... 2-2 Agent's Fee .............................................................................................................................................................. 10-1 Aggregate Committed Sum ........................................................................................................................................ 2-2 Aggregate Outstanding Purchase Price .................................................................................................................... 2-2 Agreement .................................................................................................................................................................. 2-2 ALTA .......................................................................................................................................................................... 2-3 Anti-Terrorism Laws.................................................................................................................................................. 2-3 Applicable Index ...................................................................................................................................................... 2-25 Applicable Margin ................................................................................................................................................... 2-27 Appraisal ................................................................................................................................................................... 2-3 Approved Investor...................................................................................................................................................... 2-3 Approved Loan Types ................................................................................................................................................ 2-3 Approved Sublimits .................................................................................................................................................... 2-3 Authorized Seller Representative ............................................................................................................................... 2-3 Bail-In Action ............................................................................................................................................................ 2-4 Bail-In Legislation ..................................................................................................................................................... 2-4 Banking Day .............................................................................................................................................................. 2-4 Bankruptcy Code ....................................................................................................................................................... 2-4 Base Rate ................................................................................................................................................................. 2-27 Beneficial Ownership Certification ........................................................................................................................... 2-4 Beneficial Ownership Regulation .............................................................................................................................. 2-4 Best Efforts Commitment ........................................................................................................................................... 2-4 Blocked Person ........................................................................................................................................................ 16-3 Bond Mortgage Loan ................................................................................................................................................. 2-4 Buyer ......................................................................................................................................................................... 2-4 Buyer's Margin Amount ............................................................................................................................................. 7-1 Buyer's Margin Percentage ....................................................................................................................................... 2-4 Cash Collateral Account ........................................................................................................................................... 2-4 Cash Equivalents ....................................................................................................................................................... 2-5 Ceiling Rate ............................................................................................................................................................. 2-27 Certificating Custodian ............................................................................................................................................. 2-5 Change in Law ........................................................................................................................................................... 2-5 Change Notice ........................................................................................................................................................... 2-3 Change of Control ..................................................................................................................................................... 2-6 CLTV ......................................................................................................................................................................... 2-6 Code ........................................................................................................................................................................... 2-6 Collateral Processing Fee ....................................................................................................................................... 10-1 Commitment ............................................................................................................................................................... 2-6 Commitment Fee ...................................................................................................................................................... 10-1 Committed Sum .......................................................................................................................................................... 2-6 Confidential Terms .................................................................................................................................................. 12-1

Index - ii 4926-6291-2684.5 Conforming Mortgage Loan ...................................................................................................................................... 2-6 Connection Income Taxes .......................................................................................................................................... 2-6 Contractual Obligation .............................................................................................................................................. 2-6 Cumulative Loan-to-Value Ratio ............................................................................................................................... 2-6 Current Appraisal ...................................................................................................................................................... 2-6 Custodial Account...................................................................................................................................................... 2-6 Customer.................................................................................................................................................................... 2-7 Defaulting Buyer...................................................................................................................................................... 23-7 Delaware LLC ........................................................................................................................................................... 2-7 Delaware LLC Division ............................................................................................................................................. 2-7 Depository Obligations .............................................................................................................................................. 2-7 Determination Date ................................................................................................................................................... 2-7 Disqualifier ................................................................................................................................................................ 2-7 Dry Mortgage Loan ................................................................................................................................................... 2-7 EEA Financial Institution .......................................................................................................................................... 2-7 EEA Member Country ............................................................................................................................................... 2-7 EEA Resolution Authority .......................................................................................................................................... 2-7 Effective Date ............................................................................................................................................................ 2-7 Electronic Agent ........................................................................................................................................................ 2-7 Electronic Tracking Agreement ................................................................................................................................. 2-8 Electronically Submitted ............................................................................................................................................ 2-7 Eligibility Change Notice .......................................................................................................................................... 2-8 Eligible Loan ............................................................................................................................................................. 2-8 Endorsement Fee ..................................................................................................................................................... 10-1 ERISA ........................................................................................................................................................................ 2-8 ERISA Affiliate ........................................................................................................................................................... 2-8 ERISA Event .............................................................................................................................................................. 2-8 Erroneous Payment ............................................................................................................................................... 23-13 Erroneous Payment Subrogation Rights ................................................................................................................ 23-13 EU Bail-In Legislation Schedule ............................................................................................................................... 2-8 Event of Default ....................................................................................................................................................... 19-1 Excluded Taxes .......................................................................................................................................................... 2-8 Extended Wet Mortgage Loan ................................................................................................................................... 2-9 Extended Wet Mortgage Loan Rate ......................................................................................................................... 2-27 Facilities .................................................................................................................................................................... 2-9 Facility Papers .......................................................................................................................................................... 2-9 Fannie Mae ................................................................................................................................................................ 2-9 Fannie Mae Guide ..................................................................................................................................................... 2-9 FATCA ....................................................................................................................................................................... 2-9 FDIA ........................................................................................................................................................................ 35-1 FDICIA .................................................................................................................................................................... 35-1 Federal Funds Rate ................................................................................................................................................. 2-26 Fee Letter................................................................................................................................................................... 2-9 Fees ........................................................................................................................................................................... 2-9 FHA ........................................................................................................................................................................... 2-9 FICO Score ................................................................................................................................................................ 2-9 Foreign Buyer ............................................................................................................................................................ 2-9 Freddie Mac .............................................................................................................................................................. 2-9 Freddie Mac Guide .................................................................................................................................................. 2-10 Fronting Exposure ................................................................................................................................................... 2-10 Funding Share ......................................................................................................................................................... 2-10 GAAP ....................................................................................................................................................................... 2-10 Ginnie Mae .............................................................................................................................................................. 2-10 Ginnie Mae Guide ................................................................................................................................................... 2-10 Government Sponsored Loan .................................................................................................................................. 2-10 Governmental Authority .......................................................................................................................................... 2-10

Index - iii 4926-6291-2684.5 Guarantee ................................................................................................................................................................ 2-10 Guarantors .............................................................................................................................................................. 2-11 Guaranty .................................................................................................................................................................. 2-11 Hazard Insurance Policy ......................................................................................................................................... 2-11 Hedging Arrangements ............................................................................................................................................ 2-11 HUD ........................................................................................................................................................................ 2-11 In Default ................................................................................................................................................................. 2-11 Income ..................................................................................................................................................................... 2-11 Indemnified Taxes .................................................................................................................................................... 2-11 Index ........................................................................................................................................................................ 2-25 Intangible Assets ...................................................................................................................................................... 2-11 Intercreditor Agreement .......................................................................................................................................... 2-11 Investments .............................................................................................................................................................. 18-2 Investor Commitment ............................................................................................................................................... 2-12 Investor Funding Account........................................................................................................................................ 2-12 JPMorgan ................................................................................................................................................................ 46-1 JPMorgan Payoff Agreement .................................................................................................................................. 46-1 JPMorgan Repurchase Facility ............................................................................................................................... 46-1 JPMorgan-Funded Loans ........................................................................................................................................ 46-1 Jumbo Mortgage Loan ............................................................................................................................................. 2-12 Law .......................................................................................................................................................................... 2-12 Leverage Ratio ......................................................................................................................................................... 2-12 Liabilities ................................................................................................................................................................. 2-24 Lien .......................................................................................................................................................................... 2-12 Liquidity ................................................................................................................................................................... 2-12 Loan Funding Account ............................................................................................................................................ 2-13 Loan Level Representation ...................................................................................................................................... 19-1 Loan Papers ............................................................................................................................................................. 2-13 Loan Schedule ......................................................................................................................................................... 2-13 Loan-to-Value Ratio ................................................................................................................................................ 2-13 Mandatory Commitment .......................................................................................................................................... 2-13 Margin Call ............................................................................................................................................................... 7-1 Margin Deficit ........................................................................................................................................................... 7-1 Margin Market Value .............................................................................................................................................. 2-13 Margin Stock ........................................................................................................................................................... 2-14 Market Value ........................................................................................................................................................... 2-14 Marketable Security ................................................................................................................................................. 2-14 Master Custodial Agreement ................................................................................................................................... 2-14 Material Adverse Effect ........................................................................................................................................... 2-14 Material Amount ...................................................................................................................................................... 2-14 Maximum Aggregate Commitment .......................................................................................................................... 2-14 Maximum Aggregate Purchase Price ...................................................................................................................... 2-14 MBS ......................................................................................................................................................................... 2-14 MERS ....................................................................................................................................................................... 2-15 MERS Designated Loan ........................................................................................................................................... 2-15 MERS Procedures Manual ...................................................................................................................................... 2-15 MERS® System ........................................................................................................................................................ 2-15 Minimum Balance .................................................................................................................................................... 17-6 Mortgage ................................................................................................................................................................. 2-15 Mortgage Assignment .............................................................................................................................................. 2-15 Mortgage Loan ........................................................................................................................................................ 2-15 Mortgage Note ......................................................................................................................................................... 2-15 Mortgaged Premises ................................................................................................................................................ 2-15 Multiemployer Plan ................................................................................................................................................. 2-15 Non-Consenting Buyer ............................................................................................................................................ 2-15 Nonfunding Buyer .................................................................................................................................................... 23-8

Index - iv 4926-6291-2684.5 Non-QM Mortgage Loan ......................................................................................................................................... 2-15 Non-Usage Fee ........................................................................................................................................................ 10-1 Notices ..................................................................................................................................................................... 24-1 Obligations .............................................................................................................................................................. 2-16 OFAC ....................................................................................................................................................................... 2-16 Officer's Certificate ................................................................................................................................................. 2-16 Open ........................................................................................................................................................................ 2-16 Open Transaction .................................................................................................................................................... 2-16 Operating Account ................................................................................................................................................... 2-16 Ordinary Course Subsidiary .................................................................................................................................... 2-17 Other Approved Facilities ....................................................................................................................................... 2-17 Other Approved Facility Papers .............................................................................................................................. 2-17 Other Assets Collateral ........................................................................................................................................... 42-1 Other Connection Taxes .......................................................................................................................................... 2-17 Other Taxes ............................................................................................................................................................. 2-17 Parent ...................................................................................................................................................................... 2-17 Participant ............................................................................................................................................................. 23-11 Participant Register ............................................................................................................................................... 23-12 Past Due .................................................................................................................................................................. 2-26 Past Due Margin ..................................................................................................................................................... 2-27 Past Due Rate .......................................................................................................................................................... 2-27 Payment Recipient ................................................................................................................................................. 23-12 PBGC ....................................................................................................................................................................... 2-17 Pension Funding Rules ............................................................................................................................................ 2-17 Per Loan Limit ......................................................................................................................................................... 2-17 Permitted Encumbrances ......................................................................................................................................... 2-17 Permitted Indebtedness ............................................................................................................................................ 18-1 Permitted Liens ........................................................................................................................................................ 18-1 Person ...................................................................................................................................................................... 2-18 Plan or Pension Plan ............................................................................................................................................... 2-18 Potential Default...................................................................................................................................................... 2-18 Price Differential ..................................................................................................................................................... 2-27 Pricing Margin ........................................................................................................................................................ 2-27 Pricing Rate ............................................................................................................................................................. 2-27 Primary Obligor ...................................................................................................................................................... 2-10 Prime Rate ............................................................................................................................................................... 2-26 Principal Balance .................................................................................................................................................... 2-18 Pro Rata................................................................................................................................................................... 2-18 Procedural Manual.................................................................................................................................................. 2-18 Prohibited Transaction ............................................................................................................................................ 2-18 Property ................................................................................................................................................................... 2-18 Pulte Repurchase Facility........................................................................................................................................ 2-18 Pulte Revolving Credit Facility ............................................................................................................................... 2-18 Pulte Tax Sharing Agreement .................................................................................................................................. 2-19 Purchase Date ......................................................................................................................................................... 2-19 Purchase Price ........................................................................................................................................................ 2-19 Purchase Request .................................................................................................................................................... 2-19 Purchase Value ........................................................................................................................................................ 2-19 Purchased Loan ....................................................................................................................................................... 2-19 Purchased Loan Review Procedures ....................................................................................................................... 20-2 Purchased Loans Records ....................................................................................................................................... 2-19 Purchased Loans Support ........................................................................................................................................ 2-20 Rate .......................................................................................................................................................................... 2-27 Recipient .................................................................................................................................................................. 2-20 Register .................................................................................................................................................................. 23-11 Regular Transaction ................................................................................................................................................ 2-20

Index - v 4926-6291-2684.5 Regulation U ............................................................................................................................................................ 2-20 Regulation Z ............................................................................................................................................................ 2-21 Reinstatement Fee.................................................................................................................................................... 10-1 Reportable Event ..................................................................................................................................................... 2-21 Repurchase Date...................................................................................................................................................... 2-21 Repurchase Facility ................................................................................................................................................. 2-21 Repurchase Facility Transaction ............................................................................................................................. 2-21 Repurchase Period .................................................................................................................................................. 2-21 Repurchase Price ..................................................................................................................................................... 2-21 Required Buyers ...................................................................................................................................................... 2-21 Required Documents ................................................................................................................................................ 2-21 Requirements of Law ............................................................................................................................................... 2-21 Resolution Authority ................................................................................................................................................ 2-22 Seasoned Mortgage Loan ........................................................................................................................................ 2-22 SEC .......................................................................................................................................................................... 36-1 Self-Funded Loan .................................................................................................................................................... 45-1 Self-Funding Account .............................................................................................................................................. 2-22 Seller .......................................................................................................................................................................... 1-1 Seller on a Consolidated Basis ................................................................................................................................ 2-22 Servicer .................................................................................................................................................................... 2-22 Servicing Agreement ................................................................................................................................................ 2-22 Servicing Rights ....................................................................................................................................................... 2-22 SIPA ......................................................................................................................................................................... 2-22 Sublimit .................................................................................................................................................................... 2-22 Subordinated Creditor ............................................................................................................................................. 2-23 Subordinated Debt ................................................................................................................................................... 2-23 Subordination Agreement ........................................................................................................................................ 2-23 Subsidiary ................................................................................................................................................................ 2-23 Swing Line Facility .................................................................................................................................................. 2-23 Swing Line Facility Buyer ....................................................................................................................................... 2-23 Swing Line Facility Limit ........................................................................................................................................ 2-23 Swing Line Facility Transaction .............................................................................................................................. 2-23 Tangible Assets ........................................................................................................................................................ 2-23 Tangible Net Worth ................................................................................................................................................. 2-23 Taxes ........................................................................................................................................................................ 2-23 Term SOFR .............................................................................................................................................................. 2-25 Term SOFR Administrator ....................................................................................................................................... 2-26 Term SOFR Determination Day .............................................................................................................................. 2-26 Term SOFR Rate Day .............................................................................................................................................. 2-25 Termination Date ..................................................................................................................................................... 2-24 Total Assets .............................................................................................................................................................. 2-24 Total Liabilities ....................................................................................................................................................... 2-24 Transactions ............................................................................................................................................................ 2-24 Transfer Date ........................................................................................................................................................... 2-24 Truist ......................................................................................................................................................................... 1-1 Type ......................................................................................................................................................................... 2-24 U.S. Government Securities Business Day .............................................................................................................. 2-26 U.S. Person .............................................................................................................................................................. 2-24 U.S. Tax Compliance Certificate ............................................................................................................................... 8-4 UCC ......................................................................................................................................................................... 2-24 UK Financial Institution .......................................................................................................................................... 2-24 UK Resolution Authority ......................................................................................................................................... 2-24 Unfunded Amount .................................................................................................................................................... 23-8 USDA ....................................................................................................................................................................... 2-24 VA ............................................................................................................................................................................ 2-25 Wet Mortgage Loan ................................................................................................................................................. 2-25

Index - vi 4926-6291-2684.5 Wet Mortgage Loan Period ..................................................................................................................................... 2-25 Wholly-Owned Subsidiary ....................................................................................................................................... 2-25 Wire Transfer Fee .................................................................................................................................................... 10-1 Withholding Agent ................................................................................................................................................... 2-25 Write-Down and Conversion Powers ...................................................................................................................... 2-25

TABLE OF CONTENTS

1	Applicability	1-1
2	Defined Terms	2-1
2.1	*Defined Terms*	2-1
2.2	*Definitions of General Application*	2-1
2.3	*Definitions for Price Calculations*	2-25
2.4	*Other Definitional Provisions and Rules of Interpretation*	2-27
3	The Buyers' Commitments	3-1
3.1	*The Buyers' Commitments to Purchase*	3-1
3.2	*Expiration or Termination of the Commitment*	3-1
3.3	*Reserved*	3-1
3.4	*Swing Line Facility Commitment*	3-1
3.5	*Swing Line Facility Transactions*	3-1
3.6	*Syndication of Purchases*	3-2
3.7	*Changes in Product Eligibility*	3-4
4	Initiation; Purchase Request; Termination	4-1
4.1	*Seller's Purchase Request*	4-1
4.2	*Binding Transactions*	4-1
4.3	*Transaction Termination*	4-2
4.4	*Place for Payments of Repurchase Prices*	4-2
4.5	*If Repurchase Price Not Paid*	4-3
4.6	*Transfer to the Agent*	4-3
5	Transaction Limits and Sublimits	5-1
5.1	*Transaction Limits*	5-1
5.2	*Transaction Sublimits*	5-1
6	Price Differential	6-1
6.1	*Pricing Rate*	6-1
6.2	*Price Differential Payment Due Dates*	6-1
7	Margin Maintenance	7-1
7.1	*Margin Deficit*	7-1
7.2	*Margin Call Deadline*	7-1
7.3	*Application of Margin Payments*	7-1
7.4	*No Limitation on Other Provisions*	7-1
8	Yield Protection	8-1
8.1	*Making or Maintaining Term SOFR-Based Transactions*	8-1
8.2	*Increased Costs*	8-1
8.3	*Taxes*	8-2
8.4	*Mitigation Obligations; Replacement of Buyers*	8-5
8.5	*Survival*	8-6
9	Income Payments	9-1
10	Fees	10-1
10.1	*Commitment Fee*	10-1
10.2	*The Agent's Fee*	10-1
10.3	*Other Fees*	10-1
10.4	*Miscellaneous*	10-2
11	Security Interest	11-1
12	Confidentiality	12-1
13	Payment and Transfer	13-1
13.1	*Immediately Available Funds; Notice to the Agent*	13-1
13.2	*Payments to the Agent*	13-1
13.3	*If Payment Not Made When Due*	13-1

TOC - i

4926-6291-2684.5

	13.4	*Mandatory Payment of Repurchase Prices*	13-1
	13.5	*Optional Prepayment of Repurchase Prices*	13-1
	13.6	*Distribution of Payments*	13-1
14	Segregation of Documents Relating to Purchased Loans		14-1
15	Conditions Precedent		15-1
	15.1	*Initial Purchase*	15-1
	15.2	*Each Purchase*	15-2
	15.3	*General*	15-3
16	Representations and Warranties		16-1
	16.1	*General Representations and Warranties*	16-1
	16.2	*Special Representations and Warranties Relating to the Purchased Loans*	16-4
17	Affirmative Covenants		17-1
	17.1	*Reports to the Agent and the Buyers*	17-1
	17.2	*Maintenance of Existence and Properties; Compliance with Laws; Maintenance of Agency Status*	17-3
	17.3	*Inspection of Property; Books and Records*	17-3
	17.4	*Insurance*	17-3
	17.5	*Payment of Taxes and Claims*	17-4
	17.6	*Other Accounts*	17-4
	17.7	*Further Documents*	17-4
	17.8	*Operational Procedures*	17-4
	17.9	*Closing Instructions*	17-4
	17.10	*ERISA*	17-4
	17.11	*Promptly Correct Escrow Imbalances*	17-5
	17.12	*MERS*	17-5
	17.13	*Special Affirmative Covenants Concerning Purchased Loans*	17-5
	17.14	*Cash Collateral Account*	17-6
	17.15	*Certificating Custodian; Custodial Account*	17-6
	17.16	*Intercreditor Agreements*	17-6
	17.17	*Post Closing*	17-6
18	Negative Covenants		18-1
	18.1	*Liens*	18-1
	18.2	*Other Indebtedness*	18-1
	18.3	*Change of Business*	18-2
	18.4	*Change of Control*	18-2
	18.5	*Fundamental Changes*	18-2
	18.6	*Investments*	18-2
	18.7	*Guarantees*	18-3
	18.8	*Restrictive Agreements*	18-3
	18.9	*Payment of Dividends and Other Payments*	18-3
	18.10	*Transactions with Affiliates*	18-3
	18.11	*Effectiveness of Investor Commitments*	18-4
	18.12	*VA Guaranties and FHA Insurance*	18-4
	18.13	*Transfer to Affiliates*	18-4
	18.14	*Use of Proceeds*	18-4
	18.15	*Change of Legal Name; Jurisdiction of Organization; Principal Place of Business and Chief Executive Office; Location of Records*	18-4
	18.16	*Amendments to Material Documents*	18-4
	18.17	*Subordinated Debt*	18-4
	18.18	*Reserved*	18-5
	18.19	*Financial Covenants*	18-5
	18.20	*Servicing Rights*	18-5
19	Events of Default; Event of Termination		19-1
	19.1	*Events of Default*	19-1

TOC - ii

4926-6291-2684.5

	19.2	*Transaction and Commitment Termination*	19-3
	19.3	*Termination by the Agent*	19-3
	19.4	*Remedies*	19-3
	19.5	*Liability for Expenses and Damages*	19-4
	19.6	*Liability for Interest*	19-4
	19.7	*Setoff*	19-5
	19.8	*Other Rights*	19-5
	19.9	*Rights of Individual Buyers*	19-5
	19.10	*Limitation on Liability of the Agent and the Buyers*	19-5
20	Servicing and Custody of the Purchased Loans		20-1
	20.1	*Servicing for the Buyers*	20-1
	20.2	*Servicing Standard and Reports*	20-1
	20.3	*Servicing Termination or Succession*	20-2
	20.4	*Delivery of Purchased Loan Documentation*	20-2
	20.5	*Agent's Review of the Purchased Loans; Certifications*	20-2
	20.6	*Release of the Required Documents*	20-2
	20.7	*Standard of Care of the Agent; Indemnification*	20-5
	20.8	*Fees and Expenses of the Agent*	20-7
	20.9	*Availability of Documents*	20-7
21	Payment of Expenses; Indemnity		21-1
	21.1	*Expenses; Indemnification*	21-1
22	Single Agreement		22-1
23	Relationships among Agent and Buyers; Participation; Assignment		23-1
	23.1	*The Agent's Appointment and Duties*	23-1
	23.2	*Limitation on Duty to Disclose*	23-1
	23.3	*Actions Requiring All Buyers' Consent*	23-1
	23.4	*Actions Requiring Required Buyers' Consent*	23-2
	23.5	*The Agent's Discretionary Actions*	23-3
	23.6	*Buyers' Cooperation*	23-4
	23.7	*Buyers' Sharing Arrangement*	23-4
	23.8	*Buyers' Acknowledgment*	23-4
	23.9	*The Agent's Duty Of Care, Express Negligence Waiver And Release; Certain Rights of the Agent; Lack of Reliance on the Agent; Indemnification of the Agent; the Agent in its Individual Capacity*	23-5
	23.10	*Calculations of Shares of Repurchase Prices and Other Sums*	23-6
	23.11	*Resignation of the Agent*	23-6
	23.12	*Effective Date of Resignation of the Agent*	23-6
	23.13	*Successor Agent*	23-6
	23.14	*Merger of Agent*	23-6
	23.15	*Defaulting Buyers*	23-7
	23.16	*Participations and Assignments by Buyers*	23-9
	23.17	*Erroneous Payments*	23-12
	23.18	*Seller Not a Beneficiary*	23-14
24	Notices and Other Communications		24-1
25	Further Assurances		25-1
26	Agent as Attorney-in-Fact		26-1
27	Payments by Wire Transfers		27-1
	27.1	*Wires to the Seller*	27-1
	27.2	*Wires to the Agent*	27-1
28	Entire Agreement; Severability; Inconsistencies		28-1
29	Benefit of the Agreement; Termination		29-1
	29.1	*Benefit of the Agreement*	29-1
	29.2	*Remedies Exception*	29-1
	29.3	*Agreement Commencement; Termination*	29-1

TOC - iii

4926-6291-2684.5

TOC - iv 4926-6291-2684.5 30 Counterparts ....................................................................................................................................................30-1 31 Governing Law, Jurisdiction and Venue .........................................................................................................31-1 32 Waiver of Jury Trial ........................................................................................................................................32-1 33 Relationship of the Parties...............................................................................................................................33-1 34 No Waivers, Etc. .............................................................................................................................................34-1 35 Intent ...............................................................................................................................................................35-1 35.1 Transactions are Repurchase Agreements, Master Netting Agreements and Securities Contracts . 35-1 35.2 Contractual Rights, Etc .................................................................................................................... 35-1 35.3 Credit Enhancement; Guaranty ....................................................................................................... 35-1 35.4 FDIA ................................................................................................................................................ 35-1 35.5 Agreement is a Netting Contract ...................................................................................................... 35-1 35.6 Security Interest in Certain Assets Which are Deemed Part of a Purchased Loan ......................... 35-2 35.7 Tax and Accounting Treatment ........................................................................................................ 35-2 36 Disclosure Relating to Certain Federal Protections .........................................................................................36-1 36.1 Parties not Protected by SIPA ......................................................................................................... 36-1 36.2 SIPA Does Not Protect Government Securities Broker or Dealer Counterparty ............................ 36-1 36.3 Transaction Funds Are Not Insured Deposits .................................................................................. 36-1 37 USA Patriot Act Notification ..........................................................................................................................37-1 38 No Consequential Damages ............................................................................................................................38-1 39 Survival ...........................................................................................................................................................39-1 40 Acknowledgment and Consent to Bail-In of Affected Financial Institutions .................................................40-1 41 Acknowledgment Regarding Any Supported Qualified Financial Contracts ..................................................41-1 42 Security Interest in the Cash Collateral Account ............................................................................................42-1 43 Force Majeure .................................................................................................................................................43-1 44 eMortgage Loans .............................................................................................................................................44-1 45 Self-Funded Loans ..........................................................................................................................................45-1 46 JPMorgan-Funded Loans ................................................................................................................................46-1

1-1 4926-6291-2684.5 MASTER REPURCHASE AGREEMENT This MASTER REPURCHASE AGREEMENT, dated as of August 11, 2026 (this "Agreement"), is by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Seller"), TRUIST BANK, a North Carolina banking corporation ("Agent" or "Truist"), as Agent for the Buyers and as a Buyer and as Swing Line Facility Buyer, and the other Buyers from time to time a party hereto (collectively with Truist, the "Buyers"). 1 Applicability The Seller desires to obtain, and the Buyers agree to provide, a revolving mortgage loan repurchase facility pursuant to which, from time to time and upon the terms and conditions herein set forth, the parties hereto may enter into Transactions (as defined in Section 2.2) with respect to certain Eligible Loans (as defined in Section 2.2). The Transactions hereunder shall be funded either from the Repurchase Facility (as defined in Section 2.2) committed by the Buyers pursuant to the terms of this Agreement, or from a separate discretionary Swing Line Facility (as defined in Section 2.2) that the Swing Line Facility Buyer (as defined in Section 2.2) has agreed to provide and may fund from time to time, in its sole and absolute discretion, to initially and temporarily purchase Eligible Loans from the Seller pending purchase of the same by all of the other Buyers pursuant to the terms of this Agreement. The parties hereby specifically declare that it is their intention that this Agreement and all of the purchases and repurchases of Eligible Loans made pursuant hereto are to be treated as repurchase transactions, a repurchase agreement or securities contract under the Bankruptcy Code (as defined in Section 2.2), including all rights that accrue to the Buyers by virtue of sections 362(b), 546, 555, 559, 561 and 562 and all other sections of the Bankruptcy Code. This Agreement also contains lien provisions with respect to the Purchased Loans (as defined in Section 2.2) so that if, contrary to the intent of the parties, any court of competent jurisdiction characterizes any Transaction as a financing, rather than a purchase, under applicable Law, including the applicable provisions of the Bankruptcy Code, the Agent, on behalf of the Buyers, is deemed to have a first priority perfected security interest in and to the Purchased Loans to secure the payment and performance of all of the Obligations (as defined in Section 2.2). In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto further agree to the matters set forth herein below.

2-1 4926-6291-2684.5 2 Defined Terms 2.1 Defined Terms. Except where otherwise specifically stated, capitalized terms used in this Agreement and the other Facility Papers have the meanings assigned to them below or elsewhere in this Agreement. 2.2 Definitions of General Application. The terms defined in this Section are generally applicable. For convenience of reference, terms relating only to the calculation of pricing and payment of Price Differential are defined in Section 2.3. "1934 Act" is defined in the definition of "Marketable Security". "Account Maintenance Fee" means the fee payable by the Seller to the Agent pursuant to Section 10.3(vi). "Adjusted Tangible Net Worth" means, as of any date of determination thereof, an amount equal to the following: (a) the sum of the following as of such date, all determined in accordance with GAAP: (i) Tangible Net Worth of the Seller on a Consolidated Basis; (ii) Subordinated Debt of the Seller; and (iii) if the Seller retains mortgage servicing rights, the least of the following amounts as of such date: (A) one hundred basis points (1.00%) multiplied by the total unpaid principal balance of the Seller's retained mortgage servicing portfolio; provided, however, that if the most recent third party servicing valuation delivered to the Agent pursuant to Section 17.1(xiv) of this Agreement is not acceptable to the Agent in its reasonable discretion, such percentage multiple shall be reduced to seventy-five basis points (0.75%) or such lesser percentage multiple as the Agent may determine in its reasonable discretion; (B) the value of the Seller's retained mortgage servicing rights, as listed on the most recent balance sheet delivered by the Seller to the Agent; or (C) the lower end value of the Seller's retained mortgage servicing rights based on the most recent third party servicing valuation delivered to the Agent pursuant to Section 17.1(xiv) of this Agreement; provided, however, that if such valuation is required to be delivered but is not timely delivered under Section 17.1(xiv), such value shall be $0.00 or such other amount as the Agent may determine in its reasonable discretion; minus (b) the sum of the following as of such date, all determined in accordance with GAAP: (i) any advance made by the Seller (or any other entity that is part of the Seller's consolidated group under GAAP) to, or any note or other receivable owing to the Seller or any such other entity from, any non-consolidated Affiliate of the Seller or any of the officers, directors, stockholders, managers, members, partners or other equity owners of the Seller or any Affiliate of the Seller; (ii) investments made by the Seller (or any other entity that is part of the Seller's consolidated group under GAAP) in any Affiliate of the Seller; provided, however, that for as long as Adjusted Tangible Net Worth is measured in regard to the Seller on a Consolidated Basis, the Seller shall not be required to deduct from its Adjusted Tangible Net Worth investments made in the Seller's consolidated Subsidiaries as of such date (although, for the avoidance of doubt, such investments shall not be counted twice or otherwise

2-2 4926-6291-2684.5 duplicated for purposes of calculating the Adjusted Tangible Net Worth of the Seller on a Consolidated Basis); and (iii) any employee advances made by the Seller (or any other entity that is part of the Seller's consolidated group under GAAP). "Administrative Account" means, if an account number is referred to in Appendix 1, Item 2.2.1, such account, and if not, any account hereafter so titled, and in each case, maintained from time to time in the name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, which account may be used, at the Agent's sole discretion, for among other things, to segregate certain funds of the Seller from monies on deposit in the Seller's other accounts maintained with the Agent and/or to hold certain funds of the Seller in reserve for payment of the Obligations, in each case, pending the disbursement or application of such funds in accordance with the provisions hereof. Upon the occurrence of any Event of Default, if an Administrative Account has not previously been established and remained open, the Agent at its sole discretion may require that an Administrative Account be so established without the consent of the Seller (and the Agent is hereby authorized by the Seller to establish such account). The Administrative Account shall be a "blocked account" under the Agent's sole control and the Seller shall not have access to monies on deposit therein until, and except to the extent of (if any), the transfer from time to time of such monies to the Operating Account in accordance with the provisions hereof. The term "Administrative Account" shall be deemed to include any substitute or replacement account at the Agent. "Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affiliate" means and includes, with respect to a specified Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. "Aged Mortgage Loan" is defined in Annex C. "Agency" means Ginnie Mae, Fannie Mae, Freddie Mac, HUD, FHA, VA or USDA. "Agency Guides" means the Freddie Mac Guide, the Fannie Mae Guide and the Ginnie Mae Guide. "Agency MBS" means an MBS guaranteed or issued by Fannie Mae, Freddie Mac or Ginnie Mae, in each case representing, secured or backed by a pool of Mortgage Loans consisting of any Mortgage Loan that is a Purchased Loan at the time of formation of the related pool. "Agent" means Truist or, if a successor agent is appointed pursuant to Section 23.13, such successor agent. "Agent's Fee" is defined in Section 10.2. "Aggregate Committed Sum" means, on any day, the lesser of (a) the Maximum Aggregate Commitment for that day and (b) the aggregate of the Buyers' individual Committed Sums for that day. "Aggregate Outstanding Purchase Price" means, as of any Determination Date, an amount equal to the sum of the Purchase Prices for all Purchased Loans funded under all Open Transactions (including Open Transactions that are Swing Line Facility Transactions) as of such date. "Agreement" means this Agreement (including all Appendices, Annexes, Schedules and Exhibits hereto), as amended, modified, supplemented or restated from time to time. "ALTA" means the American Land Title Association or any successor thereto. "Anti-Corruption Laws " means all laws, rules, and regulations of any jurisdiction applicable to the Seller or any of its Affiliates from time to time concerning or relating to bribery or corruption.

2-3 4926-6291-2684.5 "Anti-Terrorism Laws" means any laws relating to terrorism or money laundering, including Executive Order No. 13224 and the USA Patriot Act. "Appraisal" means an appraisal by a licensed appraiser selected in accordance with Agency guidelines and not identified to the Seller as an unacceptable appraiser by an Agency or any Approved Investor, and who is experienced in estimating the value of property of that same type in the community where it is located, and who — unless approved by the Agent on a case-by-case basis — is not an employee or Affiliate of the Seller, or related as a parent, sibling, spouse, child or first cousin to any such Person, a signed copy of the written report of which appraisal is in the possession of the Seller or the applicable Servicer. "Approved Investor" means any of the Persons listed in a schedule of investors, which schedule is provided by the Seller to the Agent prior to the date hereof. The Seller and the Agent may from time to time agree in writing to add Persons to the schedule of Approved Investors and each such Person shall be an Approved Investor as of the date of such agreement. By written notice to the Seller, the Agent, in its reasonable discretion based on its evaluation of the creditworthiness or funding ability of any Approved Investor listed on the schedule of Approved Investors, may remove an Approved Investor from such schedule. Such removal shall become effective immediately upon written notice from the Agent; provided, that if any Investor Commitment of such Approved Investor is then in effect and such Approved Investor, in the reasonable judgment of the Agent, is able to fund such Investor Commitment, such Approved Investor shall continue to be an Approved Investor for ninety (90) days after the date of such notice with respect to (a) Purchased Loans owned by the Agent, for itself or on behalf of the Buyers, at the time of such notice and allocated to such Investor Commitment and (b) Mortgage Loans that the Seller has committed to fund (and that, upon closing, will be Eligible Loans) prior to the time of such notice and allocated to such Investor Commitment; and provided further, that such removal shall become effective immediately at any time prior to the expiration of such ninety (90) day period if the Agent in its reasonable judgment believes that such Approved Investor is unable to fund its Investor Commitment. Following the addition or removal of any Person as an Approved Investor in accordance with the provisions hereof, the schedule of Approved Investors shall be deemed automatically updated to include the addition or removal of such Person. "Approved Loan Types" means the categories of mortgage loan products approved by the Agent and the Buyers for Transactions under this Agreement as listed in Appendix 2, Item 2.2.2.1. "Approved Sublimits" means the categories of Sublimits approved by the Agent and all Buyers as listed in Appendix 2, Item 2.2.2.2; provided, however, that the Required Buyers shall have the right to delete or otherwise eliminate Approved Sublimits and Approved Loan Types as more fully set forth in Section 3.7 below. There is an Approved Sublimit for each Approved Loan Type. Each Approved Sublimit relates to that portion of the Repurchase Facility available for the purchase of Eligible Loans of the corresponding Approved Loan Type, as more fully set forth in Section 5.2. "Authorized Seller Representative" means a representative of the Seller duly authorized and designated by all requisite action on the part of the Seller's governing body to act on behalf of the Seller in connection with the Facilities, including, without limitation, to execute and/or deliver on behalf of the Seller any of the Facility Papers and any certificate, schedule or other document contemplated or required by this Agreement or the other Facility Papers and to designate from time to time other individuals who are authorized to act on behalf of the Seller in connection herewith and therewith. A list of Authorized Seller Representatives is set forth in Appendix 1, Item 2.2.2, and such list is current as of the effective date set forth in Appendix 1. Such list is provided by the Seller to the Agent and the Buyers and may be relied upon thereby. The Seller will provide an updated list of Authorized Seller Representatives to the Agent promptly following each addition to or subtraction from such list, in a form substantially similar to Schedule CN ("Change Notice"), and the Agent and the Buyers shall be entitled to rely on each such list until such Change Notice is received by the Agent. "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In

2-4 4926-6291-2684.5 Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). "Banking Day" means any day other than a Saturday, Sunday and any other day on which the Agent or any Buyer at its office for funding transactions is required or authorized to close. "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time. "Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. "Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230. "Best Efforts Commitment" shall mean a bona fide, current, unfilled and unexpired written commitment held by the Seller from an Approved Investor to purchase Mortgage Loans or, if applicable, an Agency MBS, (a) that specifies (i) the type or item(s) of Mortgage Loans or, if applicable, Agency MBS to be purchased, (ii) a purchase date or purchase deadline date, and (iii) a purchase price or the criteria by which the purchase price will be determined, and (b) that is a so-called "best efforts" commitment, under which the Seller has the right, but is not obligated, to sell such Mortgage Loan(s) or, if applicable, Agency MBS. "Blocked Person" is defined in Section 16.1(xiv)(b). "Bond Mortgage Loan" if identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, is defined in Annex F. If "Bond Mortgage Loan" is not identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, then this definition shall be inapplicable. "Buyer" means each of the several banks and other financial institutions identified as a "Buyer" on the signature pages hereto, each other Person that becomes a "Buyer" in accordance with this Agreement and their successors and permitted assigns and, as the context requires, includes the Swing Line Facility Buyer. "Buyer's Margin Amount" is defined in Section 7.1. "Buyer's Margin Percentage" means, with respect to all Eligible Loans of a particular Approved Loan Type, the percentage in the chart set forth in Appendix 2, Item 2.2.2.3 applicable to Mortgage Loans of such Type. "Cash Collateral Account" means, if an account number is referred to in Appendix 1, Item 2.2.3, such account, and any other money market or other deposit account (which may be a certificate of deposit issued by the Agent and owned by the Seller if permitted by the Agent in the Agent's sole discretion), or any combination thereof acceptable to the Agent in its sole discretion, in each case, maintained from time to time in the name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, into which the Seller shall deposit and maintain cash collateral as security for the Obligations. The term "Cash Collateral Account" shall include any and all funds at any time held in such account(s), any and all rights of the Seller to insurance payments made in respect of such account(s), any and all replacements for such account(s) and any and all proceeds of such account(s). The Cash Collateral Account shall be "blocked account(s)" under the Agent's sole control and the Seller shall not have access to any monies on deposit therein until the Obligations have been repaid in full and the Buyers' Commitments have been terminated. The Cash Collateral Account shall not be subject to deductions, set-off or any other right in favor of any Person other than the Agent for Pro Rata distribution to the Buyers. The Cash Collateral Account is in addition to, as applicable, the Administrative Account, the Investor Funding Account, the Loan Funding Account, the Self-Funding Account, the Operating Account, and the Custodial Account. The term "Cash Collateral Account" shall be deemed to include any substitute or replacement account at the Agent. "Cash Equivalents" means and includes, on any day:

2-5 4926-6291-2684.5 (i) debt securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States government, or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case having a stated maturity date twelve (12) months or less after such day; (ii) debt securities issued by (and as direct obligations of) any state of the United States or of the District of Columbia, or any political subdivision of any such state (or district) or any public instrumentality thereof, in each case having a short-term rating of A-2 (or better) by S&P, Prime-2 (or better) by Moody's, or the equivalent rating (or better) by another nationally-recognized ratings service acceptable to the Agent, which debt securities must have a stated maturity date twelve (12) months or less after such day; (iii) commercial paper issued by a corporation (other than an Affiliate of the Seller) organized under the laws of any state of the United States or of the District of Columbia, having a short-term rating of A-2 (or better) by S&P, Prime-2 (or better) by Moody's, or the equivalent rating (or better) by another nationally-recognized ratings service acceptable to the Agent, which commercial paper must have a stated maturity date nine (9) months or less after its issue date; (iv) any certificate of deposit or banker's acceptance issued by a commercial bank that is a member of the Federal Reserve System and has a combined unimpaired capital and surplus and unimpaired undivided profits of not less than Five Hundred Million Dollars ($500,000,000), and having a stated maturity date twelve (12) months or less after such day; (v) any repurchase agreement (a) entered into with any Federal Reserve System member commercial bank of the size referred to in clause (iv) above and (b) secured by any obligation of the type described in any of clauses (i)-(iv) above and (c) having a market value on its date of at least one hundred percent (100%) of the repurchase obligation of that commercial bank; and (vi) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000.00, and (c) has a short-term rating of A-2 (or better) by S&P, Prime-2 (or better) by Moody's, or the equivalent rating (or better) by another nationally-recognized ratings service acceptable to the Agent. "Certificating Custodian" means any Person acting as the Seller's "document custodian", "custodian" or "certificating custodian", as such terms are used in the Agency Guides, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Seller is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Agency MBS will represent interests and (b) holding such documentation following formation of such pools and issuance of such Agency MBS. The Certificating Custodian shall at all times meet the eligibility requirements set in the applicable Agency Guide(s) and be a party to an Agency custodial agreement among the applicable Agency, the Seller and the Certificating Custodian. Initially, the Certificating Custodian is as set forth in Appendix 1, Item 2.2.4. Before appointing, or once one is appointed, making any change in the Certificating Custodian, the Seller shall obtain the prior approval of the Agent. At any time that there is more than one Certificating Custodian, references in this Agreement to the "Certificating Custodian" shall mean any or all Certificating Custodians, as applicable. "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued. "Change Notice" is defined in the definition of "Authorized Seller Representative".

2-6 4926-6291-2684.5 "Change of Control" means the occurrence of Parent not owning, directly or indirectly, one hundred percent (100%) of the issued and outstanding ownership interests of the Seller. "Code" means the Internal Revenue Code of 1986 or any subsequent federal income tax law or laws, as amended from time to time. "Collateral Processing Fee" means the fee payable by the Seller to the Agent pursuant to Section 10.3(i). "Commitment" means, for each Buyer, such Buyer's commitment under Section 3.1 to fund its Funding Share of Transactions, limited to such Buyer's Committed Sum. "Committed Sum" for any day, the maximum total amount a Buyer is committed on that day to fund for the purchase from the Seller of Eligible Loans on a revolving basis pursuant to and upon the terms and conditions set forth in this Agreement. From the Effective Date of this Agreement through the Termination Date or such other date (if any) when all or any of them is changed by operation of the provisions of any agreement or Requirements of Law, the Committed Sums for the Buyers are as set forth on Schedule BC, as it may be amended and restated from time to time. "Conforming Mortgage Loan" is defined in Annex A. "Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. "Cumulative Loan-to-Value Ratio" or "CLTV" means, as to any Mortgage Loan, the ratio (expressed as a percentage) of (i) the aggregate principal amount of all indebtedness, including the principal amount of the indebtedness relating to such Mortgage Loan and any permitted prior indebtedness, secured (or to be secured) by the Mortgaged Premises, to (ii) the appraised value of said Mortgaged Premises (as set forth in the Appraisal delivered in connection with the origination of such Mortgage Loan); final determination of Cumulative Loan-to-Value Ratio shall be made by the Agent in its sole and absolute discretion. "Current Appraisal" means an Appraisal dated no earlier than one hundred twenty (120) days (or one hundred eighty (180) days, if accompanied by a Form 1004D Appraisal Update or other Agency-approved appraisal update) before the relevant Determination Date. "Custodial Account" means, collectively, a securities custodial account (or accounts), together with any related cash settlement account (or accounts), in each case established and maintained with the Agent or such other party as the Agent may direct (i.e., the custodian) for the purpose of holding all Agency MBS and the settlement proceeds thereof until such settlement proceeds (or the portion thereof to be remitted to the Agent) shall be transferred to the Investor Funding Account pursuant to the Master Custodial Agreement. Except as otherwise specifically set forth in the Master Custodial Agreement, the Custodial Account shall be a "no access" account to the Seller maintained in the custodian's or nominee name (i.e., as bailee of, and custodian for, the Agent) for the benefit of the Agent. The Agent shall have exclusive control over the disposition of all Agency MBS and funds held in the Custodial Account, and the Seller shall not have any right to transfer, trade or otherwise direct the disposition of such Agency MBS or funds held in the Custodial Account, except, in each case, as otherwise specifically set forth in the Master Custodial Agreement. "Customer" means the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan, including any guarantor of such indebtedness. "Defaulting Buyer" is defined in Section 23.15(i).

2-7 4926-6291-2684.5 "Delaware LLC" means any limited liability company organized or formed under the laws of the State of Delaware. "Delaware LLC Division" means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. "Depository Obligations" means any and all debts, obligations and liabilities of the Seller to the Agent and any of its Affiliates arising out of or in connection with the Agent's and/or any such Affiliate's role as a depository bank for the Seller including, but not limited to, any and all overdrafts (provided, however, nothing herein shall be construed to require the Agent or any of its Affiliates to permit any overdrafts). "Determination Date" means the date as of, or for, which a specified characteristic of a Mortgage Loan or other subject matter is being determined for purposes of a provision of this Agreement or another Facility Paper. "Disqualifier" means any of the circumstances or events affecting Purchased Loans that are described on Schedule DQ. "Dry Mortgage Loan" means an Eligible Loan acquired or originated by the Seller that has been closed and funded and qualifies without exception as an Eligible Loan, including satisfying the requirement that all of its Required Documents have been delivered to the Agent. "EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein and Norway. "EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Effective Date" means such date as set forth in Appendix 1, Item 2.2.6. "Electronic Agent" means MERSCORP Holdings, Inc. or its successor in interest or assigns. "Electronically Submitted" means submitted via an electronic download to the Agent's secure website or such other site designated by the Agent, in a form and format that the Agent has approved and with respect to which the Agent is not required to enter any data manually. "Electronic Tracking Agreement" means a written Electronic Tracking Agreement among the Seller, the Agent, MERS and the Electronic Agent, in form and substance acceptable to the Seller and the Agent, as it may be supplemented, amended, restated or replaced from time to time. "Eligibility Change Notice" means a written notice (sent by email or otherwise) from the Agent to the Seller substantially in the form of Exhibit B. "Eligible Loan" is defined on Schedule EL. "Endorsement Fee" means the fee payable by the Seller to the Agent pursuant to Section 10.3(ii). "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

2-8 4926-6291-2684.5 "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Seller within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Seller or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which the Seller or any ERISA Affiliate was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or the Seller or any ERISA Affiliate incurred a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Seller or any ERISA Affiliate from a Multiemployer Plan or receipt by the Seller or any ERISA Affiliate of notice from the Multiemployer Plan that the Multiemployer Plan is in critical or endangered status, in reorganization or insolvent; (d) the filing by the Seller or any ERISA Affiliate of a notice of intent to terminate a Pension Plan under a distress termination under Section 4041 of ERISA, (e) receipt by Seller or any ERISA Affiliate of notice from the PBGC of the institution by the PBGC of proceedings to terminate a Pension Plan; (f) receipt by the Seller or any ERISA Affiliate of notice from the PBGC of the appointment of a trustee to administer a Pension Plan; (g) the determination by an actuary for the Pension Plan that the Pension Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA, (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA and claims for benefit and funding obligations in the ordinary course, upon the Seller or any ERISA Affiliate, (i) an amendment to a Pension Plan necessitating contributions under Section 436(c)(2) of the Code or the posting of security under Section 436(f)(1) of the Code, or (j) a failure to make a payment or contribution required by Section 430(j) of the Code or Section 302(a) of ERISA when due. "Erroneous Payment" is defined in Section 23.17. "Erroneous Payment Subrogation Rights" is defined in Section 23.17. "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. "Event of Default" is defined in Section 19.1. "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Buyer, its applicable funding or booking office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Buyer, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Buyer with respect to an applicable interest in a Transaction or Commitment pursuant to a Law in effect on the date on which (i) such Buyer acquires such interest in the Transaction or Commitment (other than pursuant to an assignment request by the Seller under Section 8.4(ii)) or (ii) such Buyer changes its funding or booking office, except in each case to the extent that, pursuant to Section 8.3, amounts with respect to such Taxes were payable either to such Buyer's assignor immediately before such Buyer became a party hereto or to such Buyer immediately before it changed its funding or booking office, (c) Taxes attributable to such Recipient's failure to comply with Section 8.3(vii), and (d) any U.S. federal withholding Taxes imposed under FATCA. "Extended Wet Mortgage Loan" means a Wet Mortgage Loan as to which the Agent has agreed to extend the Wet Mortgage Loan Period pursuant to the definition thereof. "Facilities" means the Repurchase Facility and the Swing Line Facility. "Facility Papers" means and includes this Agreement, the Electronic Tracking Agreement, the Master Custodial Agreement (if applicable), each Guaranty (if applicable) and any financing statements or continuation statements or amendments or other papers heretofore, now or hereafter authorized, executed or issued pursuant to this Agreement (excluding any Hedging Arrangements relating to the Obligations entered into with any counterparty that

2-9 4926-6291-2684.5 was a Buyer or an Affiliate thereof at the time such Hedging Arrangement was entered into), and any renewal, extension, rearrangement, increase, supplement, modification or restatement of any of them. "Fannie Mae" means the Federal National Mortgage Association, and any successor thereof. "Fannie Mae Guide" means, collectively, the "Selling Guide" and the "Servicing Guide" published by Fannie Mae, as modified, amended, supplemented or restated from time to time. "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. "FDIA" is defined in Section 35.4. "FDICIA" is defined in Section 35.5. "Fee Letter" means that certain letter agreement between the Seller and the Agent dated as of date of this Agreement which denotes certain fees to be charged in connection with the Facilities. "Fees" means any and all of the fees described in Article 10. "FHA" means the Federal Housing Administration, and any successor thereof. "FICO Score" means the Fair Isaac Corporation or similar computer analytical objective scoring model ascertaining a borrower's credit reputation based on a scale of 300-850, the lower the number, the greater the probability of default. With respect to any Customer under a Mortgage Loan, the term shall mean the FICO Score for such Customer that is required to be used under the underwriting guidelines of the Approved Investor for such Mortgage Loan. "Foreign Buyer" means (a) if the Seller is a U.S. Person, a Buyer that is not a U.S. Person, and (b) if the Seller is not a U.S. Person, a Buyer that is resident or organized under the laws of a jurisdiction other than that in which the Seller is resident for tax purposes. "Freddie Mac" means the Federal Home Loan Mortgage Corporation, and any successor thereof. "Freddie Mac Guide" means the "Sellers' & Servicers' Guide" published by Freddie Mac, as modified, amended, supplemented or restated from time to time. "Fronting Exposure" shall mean, at any time there is a Nonfunding Buyer, with respect to the Swing Line Facility Buyer, such Nonfunding Buyer's Funding Share of the outstanding Swing Line Facility Transactions funded by the Swing Line Facility Buyer under the Swing Line Facility. "Funding Share" means, for each Buyer, that proportion of the sum of the original Purchase Price(s) for the Eligible Loan(s) to be purchased in a Transaction that bears the same ratio to the total amount of such sum as that Buyer's Committed Sum bears to the Aggregate Committed Sum. "GAAP" means, for any day, generally accepted accounting principles, applied on a consistent basis, stated in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, or in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by another entity or entities as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances for that day. The requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period shall be comparable in all material respects to those applied in an earlier period, with the exception of changes in application to which the Seller's independent certified

2-10 4926-6291-2684.5 public accountants have agreed and which changes and their effects are summarized in the subject company's financial statements following such changes. If (a) during the term of this Agreement any change(s) in such principles occur(s) which materially changes the meaning or effect of any provision of this Agreement and (b) the Seller or the Required Buyers regard such change(s) as adverse to their respective interests, then upon written notice by the Seller to the Agent, or by the Agent on behalf of the Required Buyers to the Seller, the parties to this Agreement shall negotiate promptly and in good faith a supplement or amendment to this Agreement to achieve as nearly as possible preservation and continuity of the business substance of this Agreement in light of such change; provided that neither the Agent nor any of the Buyers shall be obligated to commence, continue or conclude any such negotiation or to execute any such supplement or amendment while any Potential Default or Event of Default exists (other than a Potential Default or Event of Default caused by such change). "Ginnie Mae" means the Government National Mortgage Association, and any successor thereof. "Ginnie Mae Guide" means collectively, the "Ginnie Mae I Mortgage-Backed Securities Guide" and the "Ginnie Mae II Mortgage-Backed Securities Guide" published by HUD, as modified, amended, supplemented or restated from time to time. "Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). "Government Sponsored Loan" means a Mortgage Loan issued, guaranteed, sponsored or otherwise underwritten to conform to the requirements of FHA, VA or any other state or federal governmental program. "Guarantee" or "guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such indebtedness of other obligation or (d) as an account party or applicant in respect of any letter of credit or letter of guaranty issued in support of such indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection of deposits in the ordinary course of business with respect to checks or other items for collection. The term "Guarantee" used as a verb has a corresponding meaning. "Guarantor(s)" means, if applicable, jointly and severally, those guarantor(s) whose names are set forth in Appendix 1, Item 2.2.7, and any other Person who now or hereafter guarantees all or any portion of the Obligations, and their respective legal representatives, successors and permitted assigns. Each of the Guarantors shall be a "Guarantor". "Guaranty" means the agreement(s), titled and dated as of such date set forth in Appendix 1, Item 2.2.8, if any, and any other guaranty agreement now or hereafter executed by Guarantors, or any of them, in favor of the Buyers, and all modifications, amendments, reaffirmations or replacements thereof or additions thereto. "Hazard Insurance Policy" means, with respect to each Purchased Loan, the policy of fire and extended coverage insurance required by Section 17.13(ii)(a) to be maintained for the related Mortgaged Premises' improvements (and, if the related Mortgaged Premises are located in a federally-designated special flood area, federal flood insurance issued in accordance with the Flood Disaster Protection Act of 1973, as amended from time to time, or, if repealed, any superseding legislation governing similar insurance coverage, or similar coverage against loss sustained by floods or similar hazards that conforms to the flood insurance requirements prescribed by Fannie Mae guidelines, which may be provided under a separate insurance policy), which insurance may be a blanket mortgage

2-11 4926-6291-2684.5 impairment policy maintained by the Seller or such Purchased Loan's Servicer, if applicable, in accordance with the terms and conditions of Section 17.13(ii)(b). "Hedging Arrangements" means any agreement or other arrangement (including without limitation, an interest rate swap agreement, an interest cap agreement, and a forward sale agreement) entered into by the Seller to protect itself against changes in interest rates or the market value of assets. "HUD" means the U.S. Department of Housing and Urban Development and any successor thereof. "In Default" means that, as to any Mortgage Loan, any Mortgage Note payment or escrow payment is unpaid for thirty (30) days or more after its due date (whether or not the Seller has allowed any grace period or extended the due date thereof by any means) or another material default has occurred and is continuing, including the commencement of foreclosure proceedings or the commencement of a case in bankruptcy as to the Customer in respect of such Mortgage Loan. "Income" means, with respect to any Purchased Loan on any day, all payments of principal, interest, fees and other distributions thereon or proceeds thereof paid by or on behalf of the applicable Customer, but not including any servicing fees accrued and unpaid from the Customer to the Seller in respect of such Purchased Loan, to the extent the Customer is expressly obligated to pay servicing fees to the Seller over and above the interest due to the Seller under the applicable Purchased Loan. "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Seller under this Agreement or any other Facility Paper, and (b) to the extent not otherwise described in (a), Other Taxes. "Intangible Assets" means those assets of the Seller on a Consolidated Basis which are (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents and applications therefor, copyrights, trademarks, service marks, trade names, copyright, trademark, service mark and trade name registrations and applications, goodwill, franchises, permits, experimental expenses and other similar assets which would be classified as "intangible assets" under GAAP; (c) treasury stock (or its equivalent); (d) mortgage servicing rights; and (e) any other assets which would be classified as "intangible assets" under GAAP. "Intercreditor Agreement" means a written intercreditor/interparty agreement in form and substance satisfactory to and approved by the Agent that sets forth the relative rights and priorities of the parties thereto with respect to certain collateral or other assets pledged or assigned to them by the Seller, which collateral or other assets may be shared or not among the parties thereto from time to time, and includes all amendments, supplements or restatements thereto or thereof. "Investments" is defined in Section 18.6. "Investor Commitment" means a Best Efforts Commitment or a Mandatory Commitment. "Investor Funding Account" means such account, the number of which is referred to in Appendix 1, Item 2.2.9, maintained in the name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, into which Repurchase Price payments from the Seller or for the Seller's account by Approved Investors, settlement of Income collections from Purchased Loans and settlement proceeds from the sale of Agency MBS (via transfer from the Custodial Account) shall be deposited and applied to reduce the Repurchase Prices of such Purchased Loans in accordance with Section 4.4. The Investor Funding Account shall be a "blocked account" under the Agent's sole control and the Seller shall not have access to monies on deposit therein until transfer from time to time of surplus monies (after payment of Transactions) to the Operating Account in accordance with the provisions hereof. The Investor Funding Account shall not be subject to deductions, set-off or any other right in favor of any Person other than the Agent for Pro Rata distribution to the Buyers. The term "Investor Funding Account" shall be deemed to include any substitute or replacement account at the Agent. "JPMorgan" is defined in Article 46.

2-12 4926-6291-2684.5 "JPMorgan Payoff Agreement" is defined in Article 46. "JPMorgan Repurchase Facility" is defined in Article 46. "JPMorgan-Funded Loan" is defined in Article 46. "Jumbo Mortgage Loan" if identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, is defined in Annex D. If "Jumbo Mortgage Loan" is not identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, then this definition shall be inapplicable. "Law" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including any of the foregoing which relate to environmental standards or controls, energy regulations and occupational safety and health standards or controls) of any (domestic or foreign) arbitrator, court or other Governmental Authority. "Leverage Ratio" means, as of any date of determination thereof, the ratio of (a) Total Liabilities of the Seller on a Consolidated Basis as of such date, plus any outstanding balances on early purchase, early payment, off-balance sheet or like facilities of the Seller on a Consolidated Basis that are normally excluded from liabilities under GAAP as of such date, less Subordinated Debt of the Seller as of such date, to (b) Adjusted Tangible Net Worth of the Seller on a Consolidated Basis as of such date, all determined in accordance with GAAP except as otherwise provided herein. "Liabilities" is defined in the definition of "Total Liabilities". "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest). "Liquidity" means, as of any date of determination thereof, an amount equal to the cash and Cash Equivalents of the Seller on a Consolidated Basis that are on hand and unencumbered (excluding any cash and Cash Equivalents held in any escrow account, reserve account and/or collateral account) as of such date, plus, to the extent not included in the Cash Equivalents of the Seller on a Consolidated Basis, the Marketable Securities of the Seller on a Consolidated Basis that are on hand and unencumbered (excluding any Marketable Securities held in any escrow account, reserve account and/or collateral account) as of such date, plus, if applicable, cash of the Seller pledged against the Repurchase Facility as of such date, as long as such cash is held in a deposit account (including, without limitation, the Cash Collateral Account) maintained by the Seller with the Agent, plus, if applicable, the unused committed portion of the Pulte Revolving Credit Facility as of such date. "Loan Funding Account" means such account, the number of which is referred to in Appendix 1, Item 2.2.10, maintained in name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, into which (i) the proceeds of Transactions may be deposited upon disbursement by the Buyers (and used solely to cover wires requested by the Seller from the Loan Funding Account solely for the purpose of funding Purchased Loans hereunder), (ii) the amounts withdrawn from the Operating Account to cover the difference between (x) the amount of all items drawn on the Loan Funding Account, including wire transfers to originate or acquire Mortgage Loans to be sold to the Buyers, and (y) the amount of the Purchase Price, if any, paid by the Buyers for such Mortgage Loans, may be deposited pending disbursement, and/or (iii) amounts withdrawn from the Operating Account for the payment to the Buyers of Repurchase Prices of Purchased Loans or Buyer's Margin Amounts may be deposited pending application to the applicable Obligation. The Loan Funding Account shall be a "blocked account" under the Agent's sole control and the Seller shall not have access to monies on deposit therein until the wire transfer from time to time of such monies therefrom is actually completed in accordance with the provisions hereof. The Loan Funding Account shall not be subject to deductions, set-off or any other right in favor of any Person other than the Agent for Pro Rata distribution to the Buyers. The term "Loan Funding Account" shall be deemed to include any substitute or replacement account at the Agent. "Loan Papers" means the Mortgage Note and all of the other papers, documents, and records (including, without limitation, Electronic Records, as such term is defined in Schedule 44 hereof) related to the establishment of

2-13 4926-6291-2684.5 a Purchased Loan and the creation, perfection and maintenance of its Lien on the Mortgaged Premises, including the Required Documents and any papers, documents, and records (including, without limitation, Electronic Records) securing, guaranteeing or otherwise related to or delivered in connection with any Purchased Loan, in a form reasonably acceptable to the Agent (including any guaranties, lien priority agreements, security agreements, mortgages, deeds of trust, collateral assignments of the Seller's interest in underlying obligations or security, subordination agreements, negative pledge agreements, loan agreements and title, mortgage, pool and casualty insurance policies), as any such Loan Paper may be supplemented, amended, restated or replaced from time to time. "Loan Schedule" means a schedule of Eligible Loans, in a form acceptable to the Agent, which identifies each Eligible Loan purchased or to be purchased (as the context requires) from the Seller by the Agent on behalf of the Buyers in a proposed or executed (as the context requires) Transaction. "Loan-to-Value Ratio" means, with respect to any Mortgage Loan, the ratio of (a) the principal amount of such Mortgage Loan outstanding at the origination thereof to (b) the appraised value of the Mortgaged Premises securing such Mortgage Loan (as set forth in the Appraisal delivered in connection with the origination of such Mortgage Loan). "Mandatory Commitment" shall mean a bona fide, current, unfilled and unexpired written commitment held by the Seller from an Approved Investor to purchase Mortgage Loans or, if applicable, an Agency MBS, (a) that specifies (i) the type or item(s) of Mortgage Loans or, if applicable, Agency MBS to be purchased, (ii) a purchase date or purchase deadline date, and (iii) a purchase price or the criteria by which the purchase price will be determined, and (b) that is a so-called "mandatory" commitment, under which the Seller is obligated to sell such Mortgage Loan(s) or, if applicable, Agency MBS. "Margin Call" is defined in Section 7.1. "Margin Deficit" is defined in Section 7.1. "Margin Market Value" means, with respect to any Purchased Loan, the product of (A) the Market Value of such Purchased Loan and (B) the Buyer's Margin Percentage of such Purchased Loan. "Margin Stock" has the meaning assigned to that term in Regulation U as in effect from time to time. "Market Value" means what the Agent reasonably determines the market value of any Purchased Loan to be, using a commercially reasonable methodology that is in accordance with standards customarily applicable in the financial industry to third party service providers providing values on comparable assets to be used in connection with the financing of such assets and taking into account customary factors, including current market conditions and (solely upon the occurrence and during the continuance of an Event of Default), the fact that such Purchased Loan may be sold or otherwise disposed of under circumstances where the Seller is in default under this Agreement or where the Seller is in default under a relevant Servicing Agreement. The Agent's determination of Market Value hereunder shall be made in good faith and in a commercially reasonable manner. Such determination shall be binding upon the parties unless the Seller delivers written notice to the Agent within one (1) Banking Day after receipt of such determination, specifying in reasonable detail the basis for its dispute. The parties shall use commercially reasonable efforts to resolve any such dispute promptly and in good faith. If the parties are unable to resolve the dispute within one (1) Banking Day thereafter, the Market Value shall be determined, at the Seller's expense, by an independent nationally recognized mortgage loan valuation firm or dealer mutually acceptable to the Agent and the Seller, whose determination shall be final and binding upon the parties absent manifest error. Pending resolution of any such dispute, the Agent's determination of Market Value shall govern solely for purposes of calculating any Margin Call or other obligation under this Agreement; provided that, following the final determination of Market Value, the parties shall promptly make such adjustments as are necessary to reflect such final determination, including the return of any excess collateral or cash, as applicable. "Marketable Security" means an equity or debt security (including a mutual fund) that meets all of the following requirements: (a) such security is listed on a national securities exchange or freely traded in the over-the- counter market; (b) such security is not subject to resale restrictions, either under securities laws or contractual

2-14 4926-6291-2684.5 agreements, even though other securities of the same class may be freely marketable; (c) the issuer of such security has a long-term rating of BBB- by Standard & Poor's (a division of The McGraw-Hill Companies), Baa3 by Moody's Investors Service, Inc. or the equivalent rating by another nationally-recognized ratings service acceptable to the Agent; and (d) such security is not considered a "penny stock" under the Securities Exchange Act of 1934, as amended (the "1934 Act"). "Master Custodial Agreement" means, if applicable, a written master clearing and custodial agreement, securities account control agreement or similar agreement (however titled) among the Agent, the Seller, the custodian a party thereto (or such other securities intermediary as shall be acceptable to the Agent in its sole and absolute discretion), as custodian, and such other parties (if any) as the Agent may permit, in a form and substance acceptable to the Seller and the Agent, as it may be supplemented, amended, restated or replaced from time to time. "Material Adverse Effect" means a material adverse effect on (a) the business, prospects, assets, property, operations, financial condition or results of operations of the Seller and, if applicable, its Subsidiaries, taken as a whole, (b) the ability of the Seller to pay and perform the Obligations, or (c) the Agent's and/or, if applicable, the Buyers' rights in respect of any of the Purchased Loans. "Material Amount" means, at any time, ten percent (10%) or more of the Tangible Net Worth of the Seller (determined based on the most recent monthly balance sheet delivered to the Agent and the Buyers pursuant to Section 17.1(ii)). "Maximum Aggregate Commitment" means the maximum Aggregate Outstanding Purchase Price that is allowed to be outstanding under this Agreement on any day, being the amount set forth in Schedule MAC in effect for that day. "Maximum Aggregate Purchase Price" means, on any day, the lesser of (a) the Maximum Aggregate Commitment for that day, and (b) the aggregate of the Buyers' individual Committed Sums for that day. "MBS" means a mortgage pass-through security, collateralized mortgage obligation, Real Estate Mortgage Investment Conduit or other security that (i) is based on and backed by an underlying pool of Mortgage Loans and (ii) provides for payment by its issuer to its holder of specified principal installments and/or a fixed or floating rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Ginnie Mae, Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other investor. "MERS" means Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or its successors or assigns. "MERS Designated Loan" means a Purchased Loan registered to the Seller on the MERS® System. "MERS Procedures Manual" means the MERS Procedures Manual, as it may be amended from time to time. "MERS® System" means the Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual. "Minimum Balance" is defined in Section 17.14. "Mortgage" means a mortgage, deed of trust, deed to secure debt, security deed or other mortgage instrument or similar evidence of lien legally effective in the United States jurisdiction where the relevant real property is located to create and constitute a valid and enforceable Lien, subject only to Permitted Encumbrances, on the fee simple or long term ground leasehold estate in improved real property. "Mortgage Assignment" means an assignment of a Mortgage in a form sufficient under the Laws of the United States jurisdiction where the real property covered by such Mortgage is located to give record notice of such assignment of such Mortgage, to perfect the assignment and to establish its priority relative to other transactions in

2-15 4926-6291-2684.5 respect of the Mortgage assigned (no Mortgage Assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System). "Mortgage Loan" means any loan evidenced by a Mortgage Note and includes all right, title and interest of the lender or mortgagee of such Mortgage Loan as a holder of both the beneficial and legal title to such Mortgage Loan, including (i) all loan documents, files and records of the lender or mortgagee for such Mortgage Loan, including the Loan Papers, (ii) the monthly payments, any prepayments, insurance and other proceeds, (iii) the rights to service such Mortgage Loan and (iv) all other rights, interests, benefits, security, proceeds, remedies and claims in favor or for the benefit of the lender or mortgagee arising out of or in connection with such Mortgage Loan. For the avoidance of doubt, the term "Mortgage Loan" includes, without limitation, an eMortgage Loan (as such term is defined in Schedule 44 hereof). "Mortgage Note" means a promissory note secured by a Mortgage. For the avoidance of doubt, the term "Mortgage Note" includes, without limitation, an eNote (as such term is defined in Schedule 44 hereof). "Mortgaged Premises" means the Property securing a Mortgage Loan. "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Seller or any ERISA Affiliate makes or is obligated to make contributions, or has any continuing liability. "Non-Consenting Buyer" means any Buyer that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Buyers in accordance with the terms of Section 23.3, and (b) has been approved by the Required Buyers. "Nonfunding Buyer" is defined in Section 23.15(iv)(a). "Non-QM Mortgage Loan" if identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, is defined in Annex G. If "Non-QM Mortgage Loan" is not identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, then this definition shall be inapplicable. "Non-Usage Fee" means the fee payable by the Seller to the Agent on behalf of each Buyer pursuant to Section 10.3(iii). "Notices" is defined in Article 24. "Obligations" means (a) all of the Seller's obligations and liabilities to the Buyers and/or the Agent and any of their respective Affiliates (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred) whether under or arising out of this Agreement or any of the other Facility Papers and/or any other documents or agreements to which the Seller, on the one hand, is a party with the Buyers and/or the Agent and/or any of their respective Affiliates, on the other hand, related to the Repurchase Facility or the Swing Line Facility, including without limitation, all Repurchase Prices, Price Differentials (including any interest equivalent accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Seller, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, indemnification and reimbursement payments, costs and expenses (including all fees, costs and expenses of counsel to the Agent and/or the Buyers, incurred pursuant to or in connection with this Agreement or any other Facility Papers, whether incurred at trial, on appeal, in bankruptcy, or otherwise), together with all renewals, extensions, modifications and refinancings thereof, and (b) all obligations of the Seller, monetary or otherwise, under any Hedging Arrangements relating to the obligations referred to in the preceding clause (a) entered into with any counterparty that is or was a Buyer and/or the Agent (or an Affiliate thereof), and (c) any and all Depository Obligations. "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control and any successor thereto.

2-16 4926-6291-2684.5 "Officer's Certificate" means a certificate executed on behalf of the Seller by its chief executive officer, president, chief financial officer, treasurer, any of its executive vice presidents or senior vice presidents, its company secretary, its controller, its manager or such other Persons as shall be acceptable to the Agent. "Open" is defined in the definition of "Open Transaction". "Open Transaction" means a Transaction in which the Buyers (including the Swing Line Facility Buyer) have purchased and paid for the related Purchased Loan(s) but the Seller has not repurchased said Purchased Loan(s), and "Open" means that the subject Transaction is an Open Transaction. "Operating Account" means such account, the number of which is referred to in Appendix 1, Item 2.2.11, maintained in name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, used by the Seller in the operation of the Seller's business and into which surplus funds (after payment of Transactions) transferred from the Investor Funding Account shall be deposited and, subject to the approval of the Agent, made available to the Seller. The Seller irrevocably authorizes the Agent, which authorization shall remain in effect until all Obligations are fully and finally paid, (i) to withdraw funds on any day for transfer to the Loan Funding Account to cover the difference between (x) the amount of all items drawn on the Loan Funding Account, including wire transfers to originate or acquire Mortgage Loans to be sold to the Buyers, and (y) the amount of the Purchase Price, if any, paid by the Buyers for such Mortgage Loans, (ii) to withdraw funds on any day for transfer to the Investor Funding Account to cover the difference (if negative) between (x) the sale proceeds received from the purchaser of any Purchased Loan or Agency MBS, as applicable, and (y) the full amount of the Repurchase Price(s) owed to the Buyers for such Purchased Loan or for all of the Purchased Loans supporting such Agency MBS, as applicable, (iii) to withdraw funds from time to time for payment to the Buyers of Price Differential and Fees when due, (iv) to withdraw funds on any day in an amount equal to the aggregate Repurchase Prices of all Purchased Loans that are Past Due on that day, (v) to withdraw funds from time to time in connection with any Margin Call for payment to the Buyers of any Buyer's Margin Amount when due, and (vi) to, while any Event of Default exists, set off from amounts held in such account any amounts owed to the Agent and the Buyers on account of the Obligations. The term "Operating Account" shall be deemed to include any substitute or replacement account at the Agent. The Operating Account shall be subject to set off by the Agent for Pro Rata distribution to the Buyers. "Ordinary Course Subsidiary" means a Subsidiary of the Seller primarily formed for one or more of the following purposes: (a) to facilitate Mortgage Loan securitizations; (b) to facilitate the Seller's buying and/or selling of Mortgage Loans; (c) to facilitate the Seller's holding of Mortgage Loans, or (d) to enable the Seller to conduct acquisitions, engage in joint ventures, or engage in other business arrangements, in each case involving the origination, acquisition, buying, selling, servicing and/or holding of Mortgage Loans. "Other Approved Facilities" means the existing facilities, if any, listed in Appendix 2, Item 2.18.2.1. "Other Approved Facility Papers" means, if applicable, the agreements and documents (and any amendments, supplements and restatements thereof) executed in connection with the Other Approved Facilities. "Other Assets Collateral" is defined in Article 42. "Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any other Facility Paper, or sold or assigned an interest in any Transaction, this Agreement, or any other Facility Paper). "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Facility Paper, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 8.4).

2-17 4926-6291-2684.5 "Parent" means PulteGroup, Inc., a Michigan corporation. "Participant" is defined in Section 23.16. "Participant Register" is defined in Section 23.16. "Payment Recipient" is defined in Section 23.17. "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto. "Pension Funding Rules" means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, and 436 of the Code and Sections 302 and 303 of ERISA. "Per Loan Limit" is defined on Schedule EL. "Permitted Encumbrances" means, in respect of the Mortgaged Premises securing a Mortgage Loan, (i) tax Liens for real property taxes and government-improvement assessments that are not delinquent; (ii) easements and restrictions that do not materially and adversely affect the title to or marketability of such Mortgaged Premises or prohibit or interfere with the use of such Mortgaged Premises as a one-to-four family residential dwelling; (iii) reservations as to oil, gas or mineral rights, provided such rights do not include the right to remove buildings or other material improvements on or near the surface of such Mortgaged Premises or to mine or drill on the surface thereof or otherwise enter the surface for purposes of mining, drilling or exploring for, or producing, transporting or otherwise handling oil, gas or other minerals of any kind; (iv) agreements for the installation, maintenance or repair of public utilities, provided such agreements do not create or evidence Liens on such Mortgaged Premises or authorize or permit any Person to file or acquire claims or Liens against such Mortgaged Premises; and (v) such other exceptions (if any) as are acceptable under relevant Agency guidelines; provided that any encumbrance that is not permitted pursuant to the standards of any relevant Investor Commitment by which the subject Mortgage Loan is covered shall not be a Permitted Encumbrance. "Permitted Indebtedness" is defined in Section 18.2. "Permitted Liens" is defined in Section 18.1. "Person" means and includes any corporation, natural person, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government. "Plan or Pension Plan" means any "employee pension benefit plan", as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is maintained, contributed to or required to be contributed to by the Seller and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. "Potential Default" means the occurrence of any event or existence of any condition that, but for the giving of notice, the lapse of time or both, would constitute an Event of Default. "Principal Balance" means, for any day, the unpaid principal balance of a Purchased Loan on that day. "Procedural Manual" means the internally prepared manual of Truist's Mortgage Warehouse Lending Division setting forth the administrative and operational procedures of such division for certain matters related to the handling, requirements and monitoring of Purchase Requests and Transactions, as the same may be modified, amended, supplemented or restated from time to time.

2-18 4926-6291-2684.5 "Prohibited Transaction" means any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA. "Property" means any interest of a Person in any kind of property, whether real, personal or mixed, tangible or intangible. "Pro Rata" means in accordance with the Buyers' respective ownership interests in Purchased Loans. On any day, the Buyers will each own an undivided fractional ownership interest in and to each Purchased Loan: (i) if the Commitments of the Buyers are outstanding on that day, (x) whose numerator is that Buyer's Committed Sum for that day and (y) whose denominator is the Aggregate Committed Sum for that day; or (ii) if the Commitments have expired or have been terminated and have not been reinstated, (x) whose numerator is the aggregate sum of the portions of the Purchase Prices paid by that Buyer in all Transactions outstanding on that day and (y) whose denominator is the aggregate sum of the Purchase Prices paid by all Buyers in all such Transactions outstanding on that day. The calculation of a Buyer's Pro Rata interest shall be subject to adjustment as provided in Section 23.15(iv). "Pulte Repurchase Facility" means the revolving mortgage loan repurchase facility provided to the Seller by Parent under that certain Master Repurchase Agreement dated as of September 11, 2023, between the Seller and Parent, as it may be supplemented, amended or restated from time to time. "Pulte Revolving Credit Facility" means the unsecured revolving credit facility provided to the Seller by Parent pursuant to that certain Unsecured Line of Credit Agreement dated as of August 14, 2023, between the Seller and Parent, as it may be supplemented, amended or restated from time to time. "Pulte Tax Sharing Agreement" means that certain Tax Sharing Agreement, dated as of August 19, 2009, by and among Parent, Seller and Affiliates of Seller from time to time party thereto, pursuant to which the Seller has agreed to distribute to Parent the Seller's allocable share of Parent's consolidated income and similar taxes, based upon the relative proportion of the Seller's net income to Parent's consolidated net income. "Purchase Date" means, for each Transaction, the date the Agent, for the benefit of the Buyers, funds the purchase of the applicable Purchased Loan(s) (including, without limitation, any Purchased Loan that is a Wet Mortgage Loan); provided, however, that as set forth in Article 46 below, the Purchase Date of a JPMorgan-Funded Loan shall be deemed to be the date that JPMorgan initially purchased such JPMorgan-Funded Loan under the JPMorgan Repurchase Facility. "Purchase Price" means (i) on the relevant Purchase Date, the price at which a Purchased Loan in a Transaction is sold by the Seller to the Buyers, such price being equal to the Purchase Value of such Purchased Loan, and (ii) thereafter, except where the Buyers and the Seller agree in writing otherwise, a price equal to the Purchase Value of such Purchased Loan decreased by amounts theretofore paid by the Seller in respect of such Transaction (as determined by the Agent) to the Agent pursuant to the terms hereof, including Sections 4.3, 7.1 and 13.4 (absent manifest error, the Agent's determination of same being conclusive and binding). "Purchase Request" means a request from the Seller to enter into a Transaction with the Buyers, in the form set forth or provided for in the Procedural Manual (or another form acceptable to the Agent), and, if applicable, a request to wire transfer the related Purchase Price to a designated account as set forth therein, as more particularly described in the Procedural Manual, Electronically Submitted or, if it cannot be Electronically Submitted, by email pursuant to Article 4. The term "Purchase Request" shall also include the Loan Schedule for the related Eligible Loan being purchased by the Buyers under such Transaction.

2-19 4926-6291-2684.5 "Purchase Value" means, with respect to all Eligible Loans of a particular Approved Loan Type, the value set forth in Appendix 2, Item 2.2.2.3 applicable to Mortgage Loans of such Type. "Purchased Loan" means a Mortgage Loan sold by the Seller to the Buyers or the Swing Line Facility Buyer. In addition, the term "Purchased Loans" shall also include all assets and properties described in EXHIBIT A of Schedule 11. "Purchased Loans Records" means books, records, ledger cards, files, papers, documents, instruments, certificates, appraisal reports, journals, reports, correspondence, customer lists, information and data that describe, catalog or list such information or data, computer printouts, media (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems) and related data processing software (subject to any licensing restrictions) and similar items that at any time evidence or contain information relating to any of the Purchased Loans, and other information and data that is used or useful for managing and administering the Purchased Loans, together with the nonexclusive right to use (in common with the Seller and any repurchase agreement counterparty or other secured party that has a valid and enforceable security interest therein and that agrees that its security interest is similarly nonexclusive) the Seller's operating systems to manage and administer any of the Purchased Loans and any of the related data and information described above, or that otherwise relates to the Purchased Loans, together with the media on which the same are stored to the extent stored with material information or data that relates to property other than the Purchased Loans (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems), and the Seller's rights to access the same, whether exclusive or nonexclusive, to the extent that such access rights may lawfully be transferred or used by the Seller's permittees, and any computer programs that are owned by the Seller (or licensed to the Seller under licenses that may lawfully be transferred or used by the Seller's permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data. For the avoidance of doubt, with respect to a Purchased Loan that is an eMortgage Loan, the Purchased Loans Records for such Purchased Loan include, without limitation, the eClosing Transaction Record (as such term is defined in Schedule 44 hereof) for such Purchased Loan. "Purchased Loan Review Procedures" is defined in Section 20.5. "Purchased Loans Support" means all property (real or personal) assigned, hypothecated or otherwise securing obligations in respect of Purchased Loans and includes any security agreement or other agreement granting a lien or security interest in such real or personal property, including: (i) all Loan Papers, whether now owned or hereafter acquired, related to, and all private mortgage insurance on, any Purchased Loans, and all renewals, extensions, modifications and replacements of any of them; (ii) all rights, liens, security interests, guarantees, insurance agreements and assignments accruing or to accrue to the benefit of the Seller in respect of any Purchased Loan; (iii) all of the Seller's rights, powers, privileges, benefits and remedies under each and every paper or other document (including, without limitation, any electronic document) now or hereafter securing, insuring, guaranteeing or otherwise relating to or delivered in connection with any Purchased Loan, including all guarantees, lien priority agreements, security agreements, deeds of trust, Purchased Loans assignments, subordination agreements, negative pledge agreements, loan agreements, management agreements, development agreements, design professional agreements, payment, performance or completion bonds, title and casualty insurance policies and mortgage guaranty or insurance contracts; (iv) all of the Seller's rights, to the extent assignable, in, to and under any and all commitments issued by (1) Ginnie Mae, Fannie Mae, Freddie Mac, another mortgage company or any other investor or buyer or a securities issuer to guarantee, purchase or invest in any of the Purchased Loans or any MBS based on or backed by any of them or (2) any broker or investor to purchase any MBS, whether evidenced by book entry or certificate, representing or secured by any interest in any of the Purchased Loans, together with the proceeds arising from or pursuant to any and all such commitments;

2-20 4926-6291-2684.5 (v) all rights under every Hazard Insurance Policy relating to the improvements securing a Purchased Loan for the benefit of the lender or mortgagee under such Purchased Loan, the proceeds of all errors and omissions insurance policies and all rights under any blanket hazard insurance policies to the extent they relate to any Purchased Loan or its security and all hazard insurance or condemnation proceeds paid or payable with respect to any of the Purchased Loans and/or any of the Property securing payment of any of the Purchased Loans or covered by any related instrument; (vi) all present and future claims and rights of the Seller to have, demand, receive, recover, obtain and retain payments from, and all proceeds of any nature paid or payable by, any governmental, quasi- governmental or private mortgage guarantor or insurer (including VA, FHA or any other Person) with respect to any of the Purchased Loans; and (vii) all tax, insurance, maintenance fee and other escrow deposits or payments made by the Customers under such Purchased Loans (the Agent and the Buyers acknowledge that the Seller's rights in such deposits are limited to the rights of an escrow agent and such other rights, if any, in and to such deposits as are accorded by the Purchased Loans and related documents). "Recipient" means the Agent or any Buyer, as applicable. "Register" is defined in Section 23.16. "Regular Transaction" means a Transaction funded by the Buyers under the Repurchase Facility, rather than by the Swing Line Facility Buyer in connection with a Transaction under the Swing Line Facility. "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System (or any successor thereto), 12 C.F.R. Part 221, or any other regulation when promulgated to replace the prior Regulation U and having substantially the same function. "Regulation Z" means Regulation Z promulgated by the Bureau of Consumer Financial Protection (or any successor thereto), 12 C.F.R. Part 1026, or any other regulation when promulgated to replace the prior Regulation Z and having substantially the same function. "Reinstatement Fee" means the fee payable by the Seller to the Agent pursuant to Section 10.3(iv). "Reportable Event" means any of the events set forth in section 4043(c) of ERISA or the regulations thereunder, other than any event for which the thirty (30) day notice requirement has been waived. "Repurchase Date" means (i) upon demand by the Seller or (ii) if earlier, the date on which the Seller is required to repurchase a Purchased Loan from the Buyers, being the earliest of (A) the date on which an Approved Investor is required to purchase such Purchased Loan, or if applicable, the related Agency MBS; (B) the last day of the Repurchase Period with respect to such Purchased Loan; or (C) any date determined by application of the provisions of Sections 4.3 or 19. "Repurchase Facility" means the revolving mortgage loan repurchase facility provided to the Seller by the Buyers pursuant to this Agreement. "Repurchase Facility Transaction" means a Regular Transaction. "Repurchase Period" means, with respect to any Purchased Loan, the period commencing on the applicable Purchase Date or Transfer Date, as applicable, and ending on the first to occur of: (A) the expiration of the period set forth in Appendix 2, Item 2.2.2.3 as being the standard Repurchase Period for the Approved Loan Type that applies to such Purchased Loan; (B) except with respect to an Aged Mortgage Loan or a Seasoned Mortgage Loan, the expiration of the Investor Commitment for such Purchased Loan (or if applicable, the related Agency MBS) or certificate covering the same or rejection by the Approved Investor under the Investor Commitment for such Purchased Loan (or if applicable, the related Agency MBS) for purchase unless, in either case, within ten (10) Banking Days

2-21 4926-6291-2684.5 thereafter such Purchased Loan (or if applicable, the related Agency MBS) becomes covered by a new Investor Commitment; (C) if applicable, ten (10) days after redelivery by the Agent to the Seller of any non-conforming instrument or document for correction unless the Seller has completed the correction thereof and delivered the same to the Agent within such ten-day period; (D) the date (if any) that the Market Value of such Purchased Loan is deemed to have become zero because a Disqualifier has occurred with respect to such Purchased Loan; or (E) the Termination Date. In no event shall the Repurchase Period for any Transaction exceed 364 days after the applicable Purchase Date or Transfer Date, and the foregoing shall not constitute authorization or approval to extend the applicable Repurchase Period for any Transaction up to such number of days if the applicable Repurchase Period is for a shorter period of time pursuant to any of the above clauses (A) through (E). "Repurchase Price" means the price at which a Purchased Loan is to be resold by the Buyers to the Seller on the applicable Repurchase Date, which will be determined in each case as the sum of (x) the Purchase Price, (y) the accrued and unpaid Price Differential as of the date of such determination, and (z) any accrued and unpaid Fees, expenses and indemnity amounts. "Required Buyers" means in all matters relating to the Repurchase Facility, the Buyers which, as of the applicable time: (a) are non-Defaulting Buyers, and (b) have at least sixty-six and two-thirds percent (66-2/3%) of the then Aggregate Committed Sums (without giving effect to Committed Sums of Defaulting Buyers). Notwithstanding the foregoing, if there are two (2) or fewer non-Defaulting Buyers as of the applicable time, the "Required Buyers" means all such Buyers. "Required Documents" means all of the Loan Papers that must be delivered to the Agent and/or the Buyers, as applicable (in the case of Dry Mortgage Loans, prior to the related Purchase Date and, in the case of Wet Mortgage Loans, on or before the seventh (7th) Banking Day after the related Purchase Date) in order for any particular Purchased Loan to have or continue to have Market Value. The Procedural Manual lists the Required Documents. "Requirements of Law" means as to any Person the formation or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. "Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Sanctioned Country" means, at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions. "Sanctioned Person" means, at any time, (a) any Person or group listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, (b) any Person or group operating, organized or resident in a Sanctioned Country to the extent such Person is subject to Sanctions, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person owned in the aggregate, directly or indirectly, 50% or more by one or more of Persons described above. "Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty's Treasury of the United Kingdom. "Seasoned Mortgage Loan" if identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, is defined in Annex H. If "Seasoned Mortgage Loan" is not identified as an Approved Loan Type in Appendix 2, Item 2.2.2.1, then this definition shall be inapplicable. "SEC" is defined in Section 36.1. "Self-Funded Loan" is defined in Article 45.

2-22 4926-6291-2684.5 "Self-Funding Account" means such account, the number of which is referred to in Appendix 1, Item 2.2.12, maintained in name of the Seller with the Agent at the office of the Agent set forth in Appendix 1, Item 24.2, from which the Seller shall cover wires for the purpose of self-funding Mortgage Loans originated and/or acquired by the Seller, and into which the Agent may deposit proceeds of Transactions upon disbursement by the Buyers to purchase Self-Funded Loans hereunder, all as more fully contemplated in Article 45. The term "Self-Funding Account" shall be deemed to include any substitute or replacement account at the Agent. The Self-Funding Account shall be subject to set off by the Agent for Pro Rata distribution to the Buyers. "Seller" is defined in the Preamble of this Agreement. "Seller on a Consolidated Basis" means the consolidation in accordance with GAAP of the accounts or other items of the Seller and its Subsidiaries. "Servicer" means, collectively, with respect to each Purchased Loan, any Person who as a servicer or subservicer is primarily responsible for performing the servicing functions for such Purchased Loan, which is identified in a Real Estate Settlement Procedures Act of 1974, 12 U.S.C. § 2602, as amended, notification letter as the Person to whom the applicable Customer sends scheduled loan payments. "Servicing Agreement" means, with respect to any Person, the arrangement — whether or not in writing — pursuant to which that Person acts as a Servicer of Mortgage Loans, whether owned by that Person or by others. "Servicing Rights" means the rights to service a Purchased Loan. "SIPA" means the Securities Investors Protection Act of 1970, 15 U.S.C. § 78a et. seq., as amended. "Sublimit" means one or more (as the context requires) of the concentration limits under the Repurchase Facility described in Article 5. "Subordinated Creditor" means each creditor holding indebtedness or other obligations of the Seller that are subordinated to the Obligations pursuant to the terms and conditions of the Subordination Agreement applicable to such creditor. "Subordinated Debt" means any indebtedness of the Seller subordinated in writing pursuant to a Subordination Agreement to the Obligations on terms and conditions reasonably satisfactory in all respects to the Agent, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, collateral, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent. "Subordination Agreement" means a written subordination agreement in form and substance satisfactory to and approved by the Agent that subordinates (x) the debts and obligations identified therein owing by the Seller to the Person signing such Subordination Agreement as a creditor, to (y) the Obligations, in both right of payment and lien priority, including standstill and blockage provisions approved by the Agent, and all amendments, supplements, or restatements thereto from time to time. "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent. "Swing Line Facility" means the discretionary revolving repurchase facility provided for in Section 3.4 under which the Swing Line Facility Buyer may fund, in the Swing Line Facility Buyer's sole and absolute discretion, purchases of Eligible Loans up to the Swing Line Facility Limit to bridge the Seller's daily Transactions (fundings under the Swing Line Facility will not be available unless and until there are Buyers party hereto in addition to Truist).

2-23 4926-6291-2684.5 "Swing Line Facility Buyer" means Truist, in its capacity as provider of the Swing Line Facility, or any successor Swing Line Facility Buyer hereunder. "Swing Line Facility Limit" means the amount set forth in Appendix 2, Item 2.2.2.4, being the maximum amount that may be funded and outstanding under the Swing Line Facility at any one time; provided, however, that in no event shall any funding on the Swing Line Facility cause either (x) the Aggregate Outstanding Purchase Price attributable to all Buyers (including, without limitation, the Swing Line Facility Buyer) at any particular time to exceed the Aggregate Committed Sum at such time, or (y) the Aggregate Outstanding Purchase Price attributable to Truist at any particular time in each of Truist's capacities hereunder (including, without limitation, in Truist's capacity as Swing Line Facility Buyer and in Truist's capacity as a Buyer) to exceed Truist's Committed Sum at such time. As used in this Agreement, the term "Swing Line Facility Limit" is qualified in each instance by the proviso set forth in the immediately preceding sentence. "Swing Line Facility Transaction" means a Transaction funded by the Swing Line Facility Buyer under the Swing Line Facility. "Tangible Assets" means all assets of the Seller on a Consolidated Basis, determined in accordance with GAAP, but excluding Intangible Assets. "Tangible Net Worth" means, as of any date of determination thereof, an amount equal to the difference between (a) Tangible Assets as of such date and (b) Total Liabilities as of such date, all determined in accordance with GAAP. "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Termination Date" means the earlier of (i) the date set forth on Appendix 2, Item 2.2.2.5 or (ii) the date when the Buyers' Commitments hereunder are terminated pursuant to this Agreement or by operation of Law. "Total Assets" means all assets of the Seller on a Consolidated Basis, determined in accordance with GAAP. "Total Liabilities" or "Liabilities" means, as of any date of determination thereof, all liabilities and obligations of the Seller on a Consolidated Basis, determined in accordance with GAAP, and includes, without limitation, all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services as of such date. "Transactions" means transactions in which the Seller sells, transfers, assigns and conveys to the Buyers all of the Seller's right, title and interest in and to certain Eligible Loans, against the transfer of funds by Agent on behalf of the Buyers, subject to a simultaneous agreement by the Seller to repurchase from the Buyers such Eligible Loans (i) upon written notice to the Agent by the Seller, (ii) on a prescribed date in the future, (iii) upon the occurrence of prescribed events or (iv) on the Termination Date, against the transfer of funds by the Seller, all as more fully set forth in, and subject to the terms and conditions of, this Agreement, and each such transaction is referred to herein as a "Transaction". "Transfer Date" means with respect to any Transaction entered into under the Aged Mortgage Loans Sublimit (if applicable) or the Seasoned Mortgage Loans Sublimit (if applicable), the date upon which such Mortgage Loan is transferred from its original Sublimit to the Aged Mortgage Loans Sublimit or from the Aged Mortgage Loans Sublimit to the Seasoned Mortgage Loans Sublimit, as applicable. "Truist" is defined in the Preamble to this Agreement. "Type" means (a) when used in respect of any Mortgage Loan, any Eligible Loan or any Purchased Loan, the specific Approved Loan Type applicable thereto, and (b) when used in respect of any Sublimit, the specific Approved Sublimit applicable thereto.

2-24 4926-6291-2684.5 "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if by reason of mandatory provisions of Law, the perfection or the effect of perfection or non-perfection of any security interest granted or deemed granted pursuant to this Agreement or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection. "Unfunded Amount" is defined in Section 23.15. "USDA" means the United States Department of Agriculture, and any successor thereof. "UK Financial Institution" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. "UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code, including any entity disregarded as separate from its owner for U.S. federal income tax purposes whose owner is a United States Person. "U.S. Tax Compliance Certificate" has the meaning specified in Section 8.3(vii). "VA" means the Department of Veterans Affairs, and any successor thereof. "Wet Mortgage Loan" is defined in Annex B. "Wet Mortgage Loan Period" means, with respect to a Wet Mortgage Loan, the seven (7) Banking Day period, commencing on the Purchase Date, by which the Seller must deliver to the Agent on behalf of the Buyers the Required Documents and, if requested by the Agent, the other Loan Papers for such Mortgage Loan. The Agent shall have the option, but not the obligation, to extend the Wet Mortgage Loan Period up to twenty (20) calendar days after the closing and funding of such Wet Mortgage Loan by the originator thereof (provided, that if the last calendar day of such extension period does not end on a Banking Day, then such extension period shall end on the immediately preceding Banking Day). For the avoidance of doubt, any Wet Mortgage Loan subject to the extended twenty (20) calendar day period shall be deemed an "Extended Wet Mortgage Loan." "Wholly-Owned Subsidiary" means any Subsidiary, all of the stock or ownership interests of every class of which shall, at the time as of which any determination is being made, be owned by the Seller either directly or through a Wholly-Owned Subsidiary. "Wire Transfer Fee" means the fee payable by the Seller to the Agent pursuant to Section 10.3(v). "Withholding Agent" means the Seller and the Agent. "Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write- down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have

2-25 4926-6291-2684.5 effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 2.3 Definitions for Price Calculations. For convenience of reference, definitions used in provisions relating to calculation of the applicable Pricing Rate and payment of Price Differential are grouped together in this Section 2.3. "Base Rate" is defined in the definition of "Rate". "Ceiling Rate" is defined in the definition of "Rate". "Extended Wet Mortgage Loan Rate" is defined in the definition of "Rate". "Index" means a standard interest rate used as an index for determining a Rate hereunder. The Indexes used in this Agreement are: (i) "Applicable Index", which means, with respect to all Eligible Loans of a particular Approved Loan Type, the index in the chart set forth in Appendix 2, Item 2.2.3.1 applicable to Mortgage Loans of such Type, and with respect to all Extended Wet Mortgage Loans and Past Due Mortgage Loans, the index set forth therefor in such chart. (ii) "Term SOFR", which means, for any day (a "Term SOFR Rate Day"), the Term SOFR reference rate for a one-month tenor as administered by the Term SOFR Administrator and quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by the Agent, on the applicable Term SOFR Determination Day, adjusting daily on each Term SOFR Rate Day; provided, however, that if Term SOFR is not published by the Term SOFR Administrator by 5:00 p.m., New York City time, on the applicable Term SOFR Determination Day, then subject to Schedule TR and in the Agent's sole discretion, the rate deemed to have been published as Term SOFR on such Term SOFR Determination Day will be Term SOFR as published by the Term SOFR Administrator on the immediately preceding U.S. Government Securities Business Day on which Term SOFR was published on the Term SOFR Administrator's website, so long as such immediately preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to the applicable Term SOFR Determination Day; provided further that in no event shall Term SOFR be less than a floor rate per annum equal to the percentage set forth in Appendix 2, Item 2.2.3.2 as the "Term SOFR Floor Rate", which floor rate is subject to change at any time upon written notice from the Agent, provided that all Buyers shall have first approved any decrease in such floor rate in writing; provided still further that if Term SOFR determined as provided above would be less than zero percent (0.0%), then Term SOFR shall be deemed to be zero percent (0.0%); and provided still further that the determination of Term SOFR and any Pricing Rate for which Term SOFR serves as the Applicable Index shall be subject in all respects to Schedule TR attached hereto. Any Price Differential based on Term SOFR shall be (a) calculated on a 360 day basis applied for the actual number of days for which the Transaction to which it applies is Open (i.e., on a 365/360 (or 366/360 in a leap year) day basis) and (b) adjusted daily with each change in Term SOFR. As used herein, the term "Term SOFR Administrator" means CME Group Benchmark Administration Limited or a successor administrator of the Term SOFR reference rate selected by the Agent in its sole discretion. As used herein, with respect to any Term SOFR Rate Day, the term "Term SOFR Determination Day" means (a) such Term SOFR Rate Day, if such Term SOFR Rate Day is a U.S. Government Securities Business Day, or (b) the U.S. Government Securities Business Day immediately preceding such Term SOFR Rate Day, if such Term SOFR Rate Day is not a U.S. Government Securities Business Day. As used herein, the term "U.S. Government Securities Business Day" means any day except for (x) a Saturday, (y) a Sunday, or (z) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. (iii) The "Prime Rate", which means, for any day, the rate per annum that most recently was publicly announced by Truist as its prime rate; provided, however, in no event shall such rate be less than a floor rate per annum equal to the percentage set forth in Appendix 2, Item 2.2.3.3 as the "Prime Floor Rate", which floor rate is subject to change at any time upon written notice from the Agent, provided that all Buyers shall have first approved any decrease in such floor rate in writing. Each change in the Prime Rate shall be effective from and including the date that a change in Truist's prime rate is publicly announced as being effective. The Prime Rate is a reference rate and is not

2-26 4926-6291-2684.5 necessarily the lowest rate. Any Price Differential based on the Prime Rate shall be (a) calculated on a 360 day basis applied for the actual number of days for which the transaction to which it applies is Open (i.e., on a 365/360 (or 366/360 in a leap year) day basis) and (b) adjusted daily with each change in the Prime Rate. (iv) The "Federal Funds Rate", which means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Banking Day next succeeding such day; provided, however, that (a) if such day is not a Banking Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Banking Day as so published on the next succeeding Banking Day; (b) if no such rate is so published on such next succeeding Banking Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent; (c) in no event shall the Federal Funds Rate be less than a floor rate per annum equal to the percentage set forth in Appendix 2, Item 2.2.3.4 as the "Federal Funds Rate Floor Rate", which floor rate is subject to change at any time upon written notice from the Agent, provided that all Buyers shall have first approved any decrease in such floor rate in writing; and (d) if the Federal Funds Rate determined as provided above would be less than zero percent (0.0%), then the Federal Funds Rate shall be deemed to be zero percent (0.0%). Any Price Differential based on the Federal Funds Rate shall be (a) computed on the basis of a 360-day year applied for the actual number of days for which the Transaction to which it applies is Open (i.e., on the 365/360 — 366/360 in a leap year — day basis) and (b) adjusted as of the effective date of each change in the Federal Funds Rate. Should any issue ever arise in any forum or under any circumstances as to the amount of any Index for any then-current or any prior day, a certificate of the chief credit officer of the Agent, stating such Index for that day, absent manifest error, shall conclusively establish what the Index was for that day. "Past Due" means that the Seller has not repurchased the subject Purchased Loan on or before its Repurchase Date. "Past Due Rate" is defined in the definition of "Rate". "Price Differential" means, with respect to any Transaction hereunder for any day, the aggregate amount obtained by daily multiplication, for each day, commencing on (and including) the Purchase Date and ending on (but excluding) such date of determination, of (i) the Pricing Rate applicable to such Transaction on such day, by (ii) the Purchase Price for such Transaction on such day, reduced by the amount of Price Differential theretofore paid by the Seller to the Agent for the benefit of the Buyers with respect to such Transaction. Absent manifest error, the Agent's determination of the Price Differential shall be conclusive and binding. "Pricing Margin" means the pricing rate margin to be added to a specified Index to determine a Rate. The margins used in this Agreement, to the extent applicable, are: (A) the "Applicable Margin", which means, (1) with respect to all Eligible Loans of a particular Approved Loan Type, the percentage set forth in Appendix 2, Item 2.2.3.1 applicable to Mortgage Loans of such Type; and (2) for Extended Wet Mortgage Loans, the percentage set forth therefor in Appendix 2, Item 2.2.3.1; and (B) the "Past Due Margin", which means the percentage set forth therefor in Appendix 2, Item 2.2.3.1. "Pricing Rate" means the Rate for determination of Price Differential, and shall be for all Open Transactions the Rates applicable to each of the Open Transactions; provided, that if on any day the applicable Rate for any such Transaction as a whole or the aggregate of all Open Transactions determined as provided above shall exceed the relevant Ceiling Rate for that day, then the Rate therefor shall be reset to the Ceiling Rate on that day for that day. "Rate" means the Pricing Rate (R) to be multiplied by the Purchase Price (P) of the Purchased Loans in each Open Transaction for the relevant time period (T) to determine Price Differential (I). Each Rate is stated as a per annum rate and is the sum of an Index and a Pricing Margin. The Rates used in this Agreement are: (i) The "Base Rate" which, for each day on which the relevant Transaction is Open, is a rate per annum equal to the lesser of:

2-27 4926-6291-2684.5 (a) the sum of (x) the Applicable Index for that day and (y) the Applicable Margin; or (b) the Ceiling Rate for that day; (ii) The "Ceiling Rate" which means, on any day, the maximum nonusurious rate of interest permitted for that day by applicable Law, stated as a rate per annum; (iii) The "Extended Wet Mortgage Loan Rate" which means, with respect to an Extended Wet Mortgage Loan, for each day that the applicable Wet Mortgage Loan Period has been extended by the Agent, a rate per annum equal to the sum of (x) the Applicable Index for that day and (y) the Applicable Margin; and (iv) The "Past Due Rate" which means, for any day after the Repurchase Date for the relevant Transaction, the lesser of: (a) the sum of (x) the Applicable Index for that day and (y) the Past Due Margin; and (b) the Ceiling Rate for that day. Each determination by the Agent of any Rate, absent manifest error, shall be conclusive and binding. 2.4 Other Definitional Provisions and Rules of Interpretation. (i) Accounting terms not otherwise defined shall have the meanings given them under GAAP; provided, that for purposes of determining compliance with any covenant set forth in Section 18.19, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the financial statements referred to in Section 16.1(iv)(a); and further provided, that if the Seller notifies the Agent that the Seller wishes to amend any covenant in Section 18.19 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Seller that the Required Buyers wish to amend Section 18.19 for such purpose), then the Seller's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Seller and the Agent. (ii) All terms not otherwise defined herein or by GAAP, which terms are defined in the UCC, shall have the meanings assigned to them in the UCC. (iii) Unless the context requires otherwise: (a) defined terms may be used in the singular or the plural, and any pronoun shall include the corresponding masculine, feminine and neuter forms; (b) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Facility Paper); (c) any reference to any Person shall be construed to include such Person's successors and assigns; (d) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import when used in any Facility Paper, shall be construed to refer to such Facility Paper in its entirety and not to any particular provision hereof or thereof; (e) all references in a Facility Paper to Sections, Exhibits, Appendices and Schedules shall be construed to refer to Sections of, and Exhibits, Appendices and Schedules to, the Facility Paper in which such references appear; (f) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law, and any references to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and (g) the words "asset" and "property" shall be construed to have the same meaning and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (iv) Except where otherwise specified, all times of day used in the Facility Papers are local (U.S. Eastern Time Zone) times in Orlando, Florida.

2-28 4926-6291-2684.5 (v) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including". (vi) Unless the context plainly otherwise requires (e.g., if preceded by the word "not"), wherever the word "including" or a similar word is used in the Facility Papers, it shall be read as if it were written, "including by way of example but without in any way limiting the generality of the foregoing concept or description". (vii) Unless the context plainly otherwise requires, wherever the term "Agent" is used in this Agreement (excluding Article 23), it shall be read as if it were written "the Agent (as agent and representative of the Buyers)". (viii) Captions and section headings appearing in this Agreement and in the other Facility Papers are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Facility Paper. (ix) The parties acknowledge and agree that if, pursuant to any separate written custodial, escrow or similar agreement (referred to in this clause (ix) as a "custodial agreement") entered into by the Agent on behalf of the Buyers and in effect during the term of this Agreement, the Agent has expressly appointed or designated a third party custodian on the Agent's behalf as bailee of, and custodian for, the Agent (referred to in this clause (ix) as "Agent's custodian") to take delivery or maintain custody or possession of the Required Documents and/or other Loan Papers with respect to one or more Purchased Loans, and the Seller is required under the terms of such custodial agreement to deliver such Required Documents and/or other Loan Papers directly to Agent's custodian, then delivery to, or custody or possession by, Agent's custodian of such Required Documents and/or other Loan Papers in accordance with the terms of such custodial agreement shall constitute delivery to, or custody or possession by, the Agent of such Required Documents and/or other Loan Papers for purposes of the provisions of this Agreement that require delivery to, or custody or possession by, the Agent of such Required Documents and/or other Loan Papers, unless and until the Seller is otherwise directed by the Agent. The parties also acknowledge that a custodial agreement or a Master Custodial Agreement may include procedures for the delivery, review, processing and/or release of Purchased Loans, the Required Documents and other Loan Papers related thereto, and/or Agency MBS. The parties hereby agree that, to the extent of any inconsistency (but solely to the extent of such inconsistency) in such procedures set forth in any custodial agreement or Master Custodial Agreement and the corresponding provisions of Sections 20.4, 20.5 and/or 20.6 of this Agreement, the procedures set forth in such custodial agreement or Master Custodial Agreement, as applicable, shall control. (x) Each of the Agent, the Buyers and the Seller has had the opportunity to review this Agreement and the other Facility Papers with counsel of its choice, and this Agreement and the other Facility Papers are the product of discussions and negotiations between each of the Agent, the Buyers and the Seller. Accordingly, this Agreement and the other Facility Papers are not intended to be construed against the Buyers merely on account of the Buyers' involvement in the preparation of such documents. (xi) For all purposes under the Facility Papers, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

3-1 4926-6291-2684.5 3 The Buyers' Commitments 3.1 The Buyers' Commitments to Purchase. Subject to the terms and conditions of this Agreement, and provided the conditions precedent set forth in Article 15 have been satisfied and no Potential Default or Event of Default exists (or, if a Potential Default or Event of Default exists, if all of the Buyers, in their sole and absolute discretion and with or without waiving such Potential Default or Event of Default, have elected in writing that Transactions under this Agreement shall continue nonetheless), each Buyer agrees to make revolving purchases of Eligible Loans, until the Termination Date, so long as the Aggregate Outstanding Purchase Price does not exceed, subject to Article 5 and Section 7.1, the Maximum Aggregate Purchase Price, and so long as each Buyer's Committed Sum is not exceeded. The Buyers' respective Committed Sums and the Aggregate Committed Sum for any day are set forth on Schedule BC in effect for that day, as it may have been amended or restated pursuant to this Agreement. The fractions to be applied to determine the respective Funding Shares of the Buyers for any day are their respective Committed Sums divided by the Aggregate Committed Sum for that day. Each Buyer shall be obligated to fund only that Buyer's own Funding Share of any Transaction requested, and no Buyer shall be obligated to the Seller or any other Buyer to fund a greater share of any Transaction, except as provided in Section 3.6(ii)(d). No Buyer shall be excused from funding its applicable Funding Share of any Transaction merely because any other Buyer has failed or refused to fund its relevant Funding Share of that or any other Transaction. 3.2 Expiration or Termination of the Commitment. Unless extended in writing by the Agent and all Buyers or terminated earlier in accordance with this Agreement, the Buyers' Commitments shall automatically expire at the close of business (A) on the date set forth in clause (i) of the definition of Termination Date, without any requirement for notice or any other action by any Buyer or any other Person, or (B) in the event that any Buyer exits the mortgage warehouse financing industry, on any date prior to the date set forth in clause (i) of the definition of Termination Date as may be determined by the Agent, in its sole discretion, upon not less than six (6) months' notice to the Seller, in each case, subject to earlier termination as set forth in Section 19.2. The Buyers' Commitments may not be reduced in part by the Seller, but may be terminated in their entirety at any time by the Seller upon at least one hundred twenty (120) days' prior irrevocable notice to the Agent and the Buyers, provided all Obligations are paid in full on or prior to such Termination Date. 3.3 Reserved. 3.4 Swing Line Facility Commitment. In addition to its Commitment under Section 3.1, the Swing Line Facility Buyer may (but shall not be obligated to) fund revolving Swing Line Facility Transactions for aggregate Purchase Prices which do not on any day exceed the Swing Line Facility Limit for the purpose of initially funding requested Regular Transactions. 3.5 Swing Line Facility Transactions. (i) The Swing Line Facility Buyer may, in its sole and absolute discretion, fund a Swing Line Facility Transaction: (a) only if such Swing Line Facility Transaction fully qualifies in all respects for funding as a Regular Transaction under this Agreement; (b) provided that no Potential Default or Event of Default exists and all other conditions precedent under Article 15 are satisfied; (c) so long as the Swing Line Facility Limit is not exceeded; and (d) provided that neither the Seller nor the Agent is aware of any reason why the requested Transaction cannot or will not be fully funded by the Buyers by 5:00 p.m. on the Banking Day on which the Swing Line Facility Transaction is to be funded by the Buyers pursuant to Section 3.6(ii). (ii) All Swing Line Facility Transactions bear a Price Differential from the date funded until the date repaid (and the Repurchase Price therefor shall be due and payable to the Swing Line Facility Buyer) at the same

3-2 4926-6291-2684.5 rate(s) as would be applicable if such Swing Line Facility Transactions had been funded as Regular Transactions by all Buyers, instead of having been funded by the Swing Line Facility Buyer alone as Swing Line Facility Transactions. 3.6 Syndication of Purchases. (i) Regular Transactions. The following provisions shall apply to the syndication of Regular Transactions: (a) On the Banking Day that a Purchase Request for a Regular Transaction is received or deemed to be received under Section 4.1(ii) hereof, the Agent shall give notice by email to each Buyer of the requested Transaction and that Buyer's Funding Share for the requested Transaction, by 2:00 p.m. on such Banking Day, and each Buyer shall cause its Funding Share thereof to be transferred to the Agent using the wire transfer instructions of the Agent set forth on Exhibit C within three (3) hours after receiving such notice from the Agent or by 5:00 p.m., so that the Agent receives it in collected funds on that same Banking Day. (b) Once the Agent has received all Funding Shares from the Buyers, then (provided no Potential Default or Event of Default exists and the conditions precedent under Article 15 are satisfied) the Agent shall deposit the funds representing the Purchase Prices for the Transaction on behalf of the Seller into the Loan Funding Account (or the Self-Funding Account, if requested by the Seller in accordance with Article 45). With respect to funds so deposited in the Loan Funding Account, such funds shall be transferred by the Agent from time to time to cover wires requested by the Seller from the Loan Funding Account solely for the purpose of funding Purchased Loans hereunder. With respect to funds so deposited in the Self- Funding Account, such funds shall be transferred by the Agent solely to purchase Self-Funded Loans that become Purchased Loans hereunder. (c) Unless the Agent has been notified by a Buyer before 3:00 p.m. on the proposed Purchase Date for a Transaction that such Buyer does not believe the conditions precedent to such Transaction have been satisfied (and that such Buyer therefore does not intend to make available to the Agent on such date such Buyer's Funding Share of such Transaction), the Agent may assume that such Buyer will make such Buyer's Funding Share of such Transaction available to the Agent on such date, and the Agent may (but shall not be obligated to) make available to the Seller a corresponding amount. If such corresponding amount is made available to the Seller by the Agent, but is not in fact made available to the Agent by such Buyer prior to 5:00 p.m. on such date, the Agent shall be entitled to recover such corresponding amount on demand from such Nonfunding Buyer, together with interest at the Federal Funds Rate plus 1.00% (100 basis points) for up to two (2) days and thereafter at the Pricing Rate specified for such Transaction until paid. If the Agent has funded such Nonfunding Buyer's Funding Share of any Transaction and such Nonfunding Buyer does not pay such Nonfunding Buyer's Funding Share forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Seller and the Seller shall immediately remit such Nonfunding Buyer's Funding Share to the Agent, together with interest at the Pricing Rate specified for such Transaction. Notwithstanding the foregoing, the Agent shall be entitled to receive, and each Nonfunding Buyer shall be deemed to have assigned to the Agent the right to receive, any and all payments due such Nonfunding Buyer in respect of the Obligations and any and all Fees payable to such Nonfunding Buyer hereunder until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Nonfunding Buyer hereunder. The foregoing assignment shall be deemed to be a power of attorney coupled with an interest and shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve a Nonfunding Buyer from its obligation to fulfill its obligation to fund its Funding Share hereunder or to prejudice any rights that the Seller, the Agent or the other Buyers may have against the Nonfunding Buyer hereunder. (ii) Swing Line Facility Transactions. The following provisions shall apply to the syndication of Swing Line Facility Transactions: (a) If any Swing Line Facility Transactions are outstanding as of 12:00 p.m. noon on any Banking Day, the Swing Line Facility Buyer, in its discretion, may request that the Buyers refund their respective Funding Shares of such Swing Line Facility Transactions on such Banking Day. If the Swing Line Facility Buyer elects to request such refund on such Banking Day, the Swing Line Facility Buyer shall give prompt notice to the Agent of such election and the amount of Swing Line Facility Transactions that are

3-3 4926-6291-2684.5 so outstanding. On or prior to 2:00 p.m. on such Banking Day, the Agent shall notify each Buyer of the amount of Swing Line Facility Transactions that are so outstanding and the Funding Share of such Swing Line Facility Transactions required to be made by each Buyer (including Truist) to refund such outstanding Swing Line Facility Transactions. No later than 5:00 p.m. on each date that the Agent gives notice to the Buyers of the refunding of the Swing Line Facility Transactions pursuant to this Section, each Buyer will fund and remit to the Agent on behalf of the Swing Line Facility Buyer the full amount of such Buyer's Funding Share of the aggregate amount of the Swing Line Facility Transactions being refunded. Each Swing Line Facility Transaction refunded pursuant to this Section shall be converted to a Regular Transaction, allocated to the Type of Transaction for which the Swing Line Facility Transactions were previously made. (b) Each Buyer's obligation to pay its Funding Share of outstanding Swing Line Facility Transactions pursuant to this Section 3.6(ii) shall be absolute and unconditional and shall not be affected by any circumstance including, but not limited to, (i) any setoff, counterclaim, recoupment, defense or other right that such Buyer may have against the Agent, any other Buyer, the Seller or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Potential Default or Event of Default first known to the Swing Line Facility Buyer after the Swing Line Facility Buyer funds the applicable Swing Line Facility Transactions; (iii) any adverse change in the condition (financial or otherwise) of the Seller; (iv) any breach of this Agreement or any other Facility Paper by the Seller, the Agent, or, except for the funding of a Swing Line Facility Transaction by the Swing Line Facility Buyer in breach of the terms of this Agreement, by any Buyer; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Buyer be obligated to pay its Funding Share of any Swing Line Facility Transactions pursuant to this Section 3.6(ii) if (I) after giving effect thereto, its Funding Share of the aggregate outstanding Purchase Prices for all Regular Transactions and its Funding Share of any Swing Line Facility Transactions remaining outstanding applicable to such Buyer would exceed its Committed Sum, or (II) such Buyer's Committed Sum is exceeded. (c) If any Buyer fails to pay the full amount of its Funding Share of any Swing Line Facility Transaction to the Agent on behalf of the Swing Line Facility Buyer pursuant to this Section 3.6(ii), the Agent on behalf of the Swing Line Facility Buyer shall be entitled to recover such corresponding amount on demand from such Nonfunding Buyer, together with interest at the Federal Funds Rate plus 1.00% (100 basis points) for up to two (2) days and thereafter at the Pricing Rate specified for such Swing Line Facility Transaction until paid. If such Nonfunding Buyer does not pay such Nonfunding Buyer's Funding Share forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Seller and the Seller shall immediately pay such Nonfunding Buyer's Funding Share to the Agent, on behalf of the Swing Line Facility Buyer, together with interest at the Pricing Rate specified for such Swing Line Facility Transaction. Notwithstanding the foregoing, the Agent on behalf of the Swing Line Facility Buyer shall be entitled to receive, and each Nonfunding Buyer shall be deemed to have assigned to the Agent on behalf of the Swing Line Facility Buyer the right to receive, any and all payments due such Nonfunding Buyer in respect of the Obligations and any and all Fees payable to such Nonfunding Buyer hereunder until the sum of such payments received by the Agent on behalf of the Swing Line Facility Buyer is equal to such Nonfunding Buyer's Funding Share of any Swing Line Facility Transactions owed to the Agent on behalf of the Swing Line Facility Buyer hereunder. The foregoing assignment shall be deemed to be a power coupled with an interest and shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve a Nonfunding Buyer from its obligation to fulfill its obligation to fund its Funding Share hereunder or to prejudice any rights that the Seller, the Agent or the other Buyers may have against the Nonfunding Buyer hereunder. (d) Notwithstanding anything contained in this Agreement to the contrary, if any Buyer fails to pay the full amount of its Funding Share of any Swing Line Facility Transaction to the Agent on behalf of the Swing Line Facility Buyer pursuant to this Section 3.6(ii), and the Seller fails to repay the corresponding amount to the Agent on behalf of the Swing Line Facility Buyer in accordance with Section 3.6(ii)(c), then any Fronting Exposure with respect to such Swing Line Facility Transaction shall be reallocated by the Agent at the request of the Swing Line Facility Buyer among the non-Defaulting Buyers Pro Rata in accordance with their respective Committed Sums, and each non-Defaulting Buyers shall promptly pay to the Agent on behalf of the Swing Line Facility Buyer funds in appropriate amount; provided, however, that with respect to each non-Defaulting Buyer to which such Fronting Exposure is reallocated,

3-4 4926-6291-2684.5 such Fronting Exposure shall be reallocated only to the extent that, after giving effect to such reallocation, such non-Defaulting Buyer's Funding Share of the aggregate outstanding Purchase Prices for all Regular Transactions, plus such non-Defaulting Buyer's Funding Share of any Swing Line Facility Transactions remaining outstanding, does not exceed such non-Defaulting Buyer's Committed Sum. (iii) The Seller authorizes the Agent to charge any account maintained by the Seller with the Agent for any payment required to be made by the Seller to the Agent (either for itself or on behalf of the Swing Line Facility Buyer) under Sections 3.6(i) or (ii). If any portion of any payment made to the Agent under Sections 3.6(i) or (ii) should be recovered by or on behalf of the Seller from the Agent in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all Nonfunding Buyers. (iv) Except as provided in Section 3.6(ii)(d), no Buyer shall be responsible for any default by any other Buyer in its obligation to fund its Funding Share of any Transactions hereunder, and each Buyer shall be obligated to fund its Funding Share of any Transactions on the terms set forth herein, regardless of the failure of any other Buyer to fulfill its obligations hereunder. If a Buyer fails to fund its Funding Share of any Transactions (and the Agent does not advance such Nonfunding Buyer's share to the Seller pursuant to Section 3.6(i)(c) above or reallocate the Fronting Exposure attributable to such Nonfunding Buyer pursuant to Section 3.6(ii)(d) above), then the other Buyers may (but shall not be obligated to), subject to all of the terms and conditions set forth in Articles 3 and 4 hereof, fund such Nonfunding Buyer's Funding Share of any Transactions in the proportion that the Committed Sum of each bears to the sum of the Committed Sum of all Buyers that have funded (or are funding) their own Funding Shares of that Transaction and that are willing to fund part of the Funding Share of such Nonfunding Buyer. Should any other Buyers fund any or all of the Nonfunding Buyer's Funding Share of any Transaction, then that Nonfunding Buyer shall have the obligation to deliver such amount to the Agent (for distribution to the Buyers who funded it) in collected funds on the next Banking Day. Regardless of whether the other Buyers fund the Funding Share of the Nonfunding Buyer, the respective ownership interests of the Agent and the other Buyers in the Purchased Loan shall be adjusted as provided in Section 23.15(iv). 3.7 Changes in Product Eligibility. (i) Provided that all Buyers consent thereto (or provided that the Required Buyers consent thereto, in the case of an action described in the last sentence of this paragraph), the Buyers may from time to time, in the exercise of the Buyers' discretion based on their evaluation of prevailing market conditions and without the consent of the Seller, revise or delete the definition of Eligible Loans (making certain Mortgage Loans ineligible for purchase hereunder); revise or delete (making certain Mortgage Loans ineligible for purchase hereunder) the definition of Approved Loan Types, one or more of the categories of Mortgage Loans thereunder and/or the underlying definitions for Mortgage Loans of a specific Approved Loan Type; and/or add, revise or delete other Mortgage Loan product types based on market conditions, by the Agent's delivery on behalf of the Buyers of an Eligibility Change Notice to the Seller. Notwithstanding the foregoing, the deletion or other elimination of an Approved Loan Type or Approved Sublimit shall require the consent of the Required Buyers, rather than the consent of all of the Buyers. (ii) Each Eligibility Change Notice shall be effective five (5) Banking Days after the Seller receives such Eligibility Change Notice from the Agent, unless the Agent specifies a later effective date to the Seller, provided that the revisions effectuated pursuant to the Eligibility Change Notice shall not be applicable to Mortgage Loans in the Seller's pipeline as of the effective date of such Eligibility Change Notice (i.e., Mortgage Loans that have been committed by the Seller as of such date but that have not yet closed) or to Mortgage Loans that are Purchased Loans as of the effective date of such Eligibility Change Notice. (iii) Notwithstanding the foregoing, the Agent and the Buyers agree that the Agent will not deliver an Eligibility Change Notice with respect to Conforming Mortgage Loans unless the Required Buyers, in their reasonable discretion, determine that changes have occurred with respect to Agency or Approved Investor criteria, standards or behavior that are likely to materially and adversely affect the Seller's ability to originate, acquire, own, or sell Conforming Mortgage Loans, or that materially increase the risk to the Buyers of purchasing or otherwise funding Conforming Mortgage Loans.

4-1 4926-6291-2684.5 4 Initiation; Purchase Request; Termination 4.1 Seller's Purchase Request. (i) Any request to enter into a Transaction shall be made by notice to the Agent at the initiation of the Seller. To request a Transaction, the Seller shall provide the Agent with a Purchase Request (Electronically Submitted or, if it cannot be Electronically Submitted, by email). Each Purchase Request shall identify the informational requirements set forth in the Procedural Manual. (ii) If the Seller submits a Purchase Request, then with respect to such Purchase Request and the Transaction requested thereunder: (a) If (I) the Seller requests that the requested Transaction be initially funded as a Swing Line Facility Transaction, (II) such Purchase Request is received by 12:00 p.m. noon (or 3:00 p.m. if Electronically Submitted) on the proposed Purchase Date, and (III) all of the conditions precedent to funding Swing Line Facility Transactions set forth in this Agreement are satisfied (including those set forth in Sections 3.5 and 4.1), then the Swing Line Facility Buyer may, in its sole and absolute discretion, initially fund such requested Transaction on the proposed Purchase Date as a Swing Line Facility Transaction. Following the Swing Line Facility Buyer's funding of any Transaction under this paragraph, the Buyers shall reimburse the Swing Line Facility Buyer with respect to such Transaction in accordance with Section 3.6(ii). (b) If (I) the Seller requests that the requested Transaction be initially funded as a Regular Transaction, or the Seller requests that the requested Transaction be initially funded as a Swing Line Facility Transaction but the Swing Line Facility Buyer cannot or, in its sole and absolute discretion, elects not to fund the requested Transaction as a Swing Line Facility Transaction (in which case such Purchase Request shall be deemed to have been made for a Regular Transaction), (II) such Purchase Request is received by 9:00 a.m. (or 12:00 p.m. noon if Electronically Submitted) on the proposed Purchase Date, and (III) all of the conditions precedent to funding Regular Transactions set forth in this Agreement are satisfied (including those set forth in Sections 3.1 and 4.1), then the Buyers shall fund the requested Transaction on the proposed Purchase Date as a Regular Transaction. (c) If the Agent receives such Purchase Request after the applicable cut-off time set forth in paragraph (a) or (b) above, as applicable, such Purchase Request shall be deemed to have been received on the next succeeding Banking Day (provided, however, that if all of the conditions described in the applicable paragraph are satisfied, the Swing Line Facility Buyer or the Buyers, as applicable, in each case in its or their sole and absolute discretion, may elect to fund the requested Transaction on the date such Purchase Request is actually received). (d) If such Purchase Request does not specify whether the Seller requests the requested Transaction to be initially funded as a Swing Line Facility Transaction or a Regular Transaction, the Seller will be deemed to have requested that the requested Transaction be initially funded as a Swing Line Facility Transaction. (iii) The Agent, each Buyer and the Seller hereby acknowledge that Transactions with respect to Wet Mortgage Loans include Transactions to which the Agent on behalf of the Buyers delivers funds to the applicable title agent or closing attorney closing such Wet Mortgage Loan prior to the receipt by the Agent or its custodian of the Required Documents for such Wet Mortgage Loan, subject to the Wet Mortgage Loans Sublimit and the applicable Repurchase Period. 4.2 Binding Transactions. Upon the Agent's receipt of a Purchase Request, the Transaction requested by the Seller under such Purchase Request shall become binding and irrevocable on the Seller. The Agent shall be entitled to rely on the accuracy, and may act without liability upon the basis, of each Purchase Request made by the Seller without further investigation or inquiry. In each case, the Seller waives the right to dispute or hold the Agent or any Buyer in any way responsible for any errors or omissions in any Purchase Request. By delivering a Purchase Request to the Agent, the Seller shall be deemed to represent and warrant to the Agent and the Buyers that all of the representations and warranties in this Agreement and in the other Facility Papers are true and correct with the same force and effect as if made on the date of such Purchase Request and that no Potential Default or Event of Default has

4-2 4926-6291-2684.5 occurred and is continuing. Notwithstanding anything contained herein to the contrary, in no event will the Agent or any Buyer be obligated, at any time after the date hereof, to fund the purchase of any Eligible Loans originated by any third party correspondent of the Seller and purchased by the Seller from such third party correspondent. The Agent may change its procedures for funding requests for Transactions from time to time upon not less than three (3) Banking Days' prior notice to the Seller. In the event of any conflict between the terms of a Purchase Request and this Agreement, this Agreement shall prevail. 4.3 Transaction Termination. (i) Automatic Termination. The Seller shall repurchase each Purchased Loan from the Buyers on the applicable Repurchase Date at the applicable Repurchase Price. Each Transaction will automatically terminate, and the Repurchase Date for such Transaction shall occur, on the earlier of (x) the date when the subject Purchased Loans (or if applicable, the related Agency MBS) are purchased by Approved Investors or (y) the Termination Date. On the Termination Date, the Seller shall repurchase from the Buyers all Purchased Loans that are subject to any Open Transactions. (ii) How Terminations will be Effected. Termination of every Transaction will be effected by (x) the Agent's reconveyance to the Seller or its designee of the Purchased Loans and payment of any Income in respect thereof received by the Agent and not either paid to the Seller or applied as a credit to the Obligations, against (y) payment by the Seller (or, by an Approved Investor on behalf of the Seller, if payment is being made in connection with an Investor Commitment) to the Agent of the Repurchase Price therefor. The Seller (or, an Approved Investor on behalf of the Seller, if payment is being made in connection with an Investor Commitment) shall pay the Repurchase Price to the Agent on the Repurchase Date, by not later than the time required for payments to be received by the Agent under Section 13.2, by delivering immediately available funds to the account referred to in Section 4.4. Notwithstanding the foregoing, the portion of the Repurchase Price attributable to accrued and unpaid Price Differential as of such Repurchase Date shall not be due until the earlier of: (a) the Termination Date; or (b) the date such Price Differential becomes due under Section 6.2 (i.e., the 15th day of the applicable calendar month, unless otherwise directed by the Agent). The Agent's practice is to deliver to the Seller (electronically or otherwise), on or before the eighth (8th) day of each calendar month, an invoice for the accrued and unpaid Price Differential as of the end of the previous calendar month (including, without limitation, accrued and unpaid Price Differential attributable to Transactions that terminated during such previous calendar month), and for certain Fees attributable to the previous calendar month. Notwithstanding such practice, any failure or delay by the Agent in delivering any such invoice, or any inaccuracy in any such invoice, shall not affect the Obligations. The Agent is authorized by the Seller to debit amounts on deposit in the Operating Account (or any of the Seller's other accounts maintained with the Agent) for payment of Price Differential and Fees when due. The Agent shall have the sole right of withdrawal with regard to funds from time to time in the Investor Funding Account and shall periodically transfer any excess funds remaining in the Investor Funding Account to the Operating Account after payment of the Repurchase Prices and other amounts due the Agent hereunder. 4.4 Place for Payments of Repurchase Prices. All Repurchase Price payments, whether attributable to Purchase Price or Price Differential, shall be paid directly to the Agent by wire transfer to: Truist Bank The address set forth in Appendix 1, Item 24.2 ABA No.: 053101121 For Credit to: The Seller whose name is set forth on Appendix 1, Item 4.4.1 Investor Funding Account No.: Such account number as set forth in Appendix 1, Item 2.2.9

4-3 4926-6291-2684.5 Such wire shall also specify the last name(s) of each Customer and loan number(s) for the applicable Mortgage Loan(s); provided, however, the Agent may change the wire transfer instructions from time to time by written notice to the Seller. 4.5 If Repurchase Price Not Paid. If the Seller fails for any reason to repurchase any one or more Purchased Loans on the applicable Repurchase Date in the manner and by the time specified in Sections 4.3 and 4.4, in addition to the Buyers' other rights and remedies set forth herein, the Agent is hereby specifically and irrevocably authorized to withdraw the Seller's cleared funds from the Operating Account (or any of the Seller's other accounts maintained with the Agent) in an amount equal to the sum of the Repurchase Prices of all Purchased Loans that are Past Due on that day and apply such funds withdrawn to the payment of the Repurchase Prices of such Purchased Loans in such order and manner as the Agent may elect. The foregoing authorization shall remain in effect until all amounts in respect of the Obligations are paid to the Agent for the benefit of the Buyers. 4.6 Transfer to the Agent. On the Purchase Date for each Transaction, ownership of the Purchased Loans shall be transferred to the Agent for the benefit of the Buyers against the simultaneous transfer by the Buyers, or the Swing Line Buyer, as applicable, of the Purchase Price to the Loan Funding Account (or the Self-Funding Account, if requested by the Seller in accordance with Article 45) for the benefit of the Seller, simultaneously with the delivery to the Agent for the benefit of the Buyers of the Purchased Loans relating to each Transaction. With respect to the Purchased Loans being sold by the Seller on a Purchase Date, effective upon payment of the Purchase Price therefor, the Seller hereby sells, transfers, conveys and assigns to the Agent for the benefit of the Buyers, subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Purchased Loans together with all right, title and interest in and to the products and proceeds related thereto. The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Agent or any Buyer of any obligation of the Seller to the Customer(s), insurers or any other Person in connection with any Purchased Loan, the Purchased Loans Records or the Purchased Loans Support therefor, any insurance policies or any agreement or instrument relating to any of them. The Loan Schedule included with the Purchase Request submitted to the Agent in connection with each Transaction is incorporated by reference into this Agreement and made an integral part hereof, provided that such Loan Schedule shall be replaced by the Loan Schedule or other list or schedule sent or made available (which may be by email or other electronic means) by the Agent to the Seller listing only those Mortgage Loans which the Buyers have agreed to purchase in such Transaction (and thereby have become Purchased Loans). For purposes of identifying each and every Purchased Loan as of any Determination Date, the Agent is hereby authorized to maintain a list or schedule identifying all Purchased Loans then subject to this Agreement, or otherwise to record such information in the Agent's internal records, and any such list, schedule or other recordation shall constitute, absent manifest error, conclusive evidence of the accuracy of the information so recorded; provided that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the Obligations.

5-1 4926-6291-2684.5 5 Transaction Limits and Sublimits 5.1 Transaction Limits. Each Transaction shall be subject to the Sublimits as provided in Section 5.2. No Transaction will be executed if after giving effect to such Transaction, the Aggregate Outstanding Purchase Price exceeds or would exceed the lesser of the Maximum Aggregate Purchase Price or the aggregate Margin Market Value of all Purchased Loans as of the applicable Purchase Date. Further, notwithstanding anything to the contrary herein, no Transaction shall be entered into with respect to any Mortgage Loan in excess of the Purchase Price of such Mortgage Loan, or if after giving effect to such Transaction, the Purchase Price of the applicable Purchased Loan exceeds or would exceed the Margin Market Value of such Purchased Loan as of the applicable Purchase Date. No Swing Line Facility Transaction shall be made if at the time of or after such Transaction, the aggregate Purchase Prices related to Swing Line Facility Transactions outstanding on that day exceeds or would exceed the Swing Line Facility Limit. 5.2 Transaction Sublimits. (i) The various sublimits listed in Appendix 2, Item 2.2.2.2 (i.e., the Approved Sublimits) shall also be applicable to Transactions hereunder. Subject to Section 23.5(v) of this Agreement, with respect to Purchased Loans of each specific Approved Loan Type, the Aggregate Outstanding Purchase Price of such Purchased Loans shall not at any time exceed the applicable maximum amount of the corresponding specific Approved Sublimit, as set forth in the table in Appendix 2, Item 2.5.2.1. Unless otherwise provided in such table, the maximum amount of each Approved Sublimit shall be the lesser of: (1) the maximum dollar amount specified therefor in such table or (2) the percentage of the Maximum Aggregate Purchase Price specified therefor in such table. (ii) Subject to Section 23.5(v) of this Agreement, if as of any Determination Date any of such Sublimits shall be exceeded, by notice to the Seller the Agent may demand (and the Agent shall demand, if the aggregate 5% Purchase Value limitation set forth in Section 23.5(v) has been exceeded at such time, and the Required Buyers direct the Agent to make such demand) that the Seller repurchase from the Buyers so many Purchased Loans of the relevant Type as shall be required to reduce the Aggregate Outstanding Purchase Price of Purchased Loans of that Type to a level that does not exceed the relevant Sublimit, and the Seller shall pay to the Agent (for Pro Rata distribution to the Buyers) the Repurchase Price for each such Purchased Loan within one (1) Banking Day after such demand. If no Event of Default has occurred and is then continuing, upon the Agent's receipt of such Repurchase Prices, the Agent on behalf of the Buyers shall reconvey to the Seller the Purchased Loans for which the Agent has been paid such Repurchase Prices, but only to the extent that the conveyance from the Agent, on behalf of the Buyers, to the Seller of such Purchased Loans pursuant to this Section 5.2 does not cause or result in a Margin Deficit pursuant to Section 7.1.

6-1 4926-6291-2684.5 6 Price Differential 6.1 Pricing Rate. Subject to the following rules, and as contemplated in the definition of Pricing Rate, the Pricing Rate to be applied to the Purchase Price of a Purchased Loan to determine the Price Differential in all Open Transactions on any day when no Event of Default has occurred and is continuing shall be the Base Rate for that day and for that Type of Purchased Loan. Any change in the Pricing Rate due to a change in the Index shall be effective at the beginning of the Banking Day with respect to which any such change is announced. Notwithstanding the foregoing, if the Agent, in its sole discretion, (i) extends the Wet Mortgage Loan Period with respect to a Wet Mortgage Loan, then the Pricing Rate to be applied to such Wet Mortgage Loan during such extended period of time may, at the Agent's election, be increased to the Extended Wet Mortgage Loan Rate; (ii) pursuant to Section 23.5(v), extends the Repurchase Period with respect to any Purchased Loan (other than an Extended Wet Mortgage Loan) which is not a Past Due Purchased Loan, then, in addition to any payments required to be made by the Seller pursuant to Section 13.4, the Pricing Rate to be applied to such Purchased Loan during such extended period of time may, at the Agent's election, be increased to the Base Rate plus two percent (2.00%); or (iii) extends the Repurchase Period with respect to any Past Due Purchased Loan, then, in addition to any payments required to be made by the Seller pursuant to Section 13.4, the Pricing Rate to be applied to such Past Due Purchased Loan during such extended period of time may, at the Agent's election, be increased to the lesser of the (a) Past Due Rate or (b) Ceiling Rate, from (and including) the day immediately following the Repurchase Date for each such Past Due Purchased Loan and until (but excluding) the date on which such Past Due Purchased Loan is repurchased by the Seller by payment to the Agent (for Pro Rata distribution to the Buyers) of the full Repurchase Price in immediately available funds. Notwithstanding anything to the contrary herein, following the occurrence and during the continuance of an Event of Default, at the option of the Required Buyers (or, in the case of an Event of Default under Section 19.1(vii) or (x), automatically), the Pricing Rate to be applied to the Purchased Loans shall be increased to the lesser of the (x) Past Due Rate or (y) Ceiling Rate. Further notwithstanding the foregoing, if any Purchased Loan is Past Due for more than ten (10) days, the Required Buyers or the Agent, at their or its option, may elect, without notice to the Seller, to utilize the Ceiling Rate as the Pricing Rate for such Past Due Purchased Loan for each day that such Purchased Loan is Past Due. 6.2 Price Differential Payment Due Dates. The Price Differential on each Open Transaction accrued and unpaid as of the end of each calendar month shall be due and payable, whether or not such Transaction is still Open on such payment date, on or before the fifteenth (15th) day of the immediately following month, unless otherwise directed by the Agent. With respect to any Price Differential not paid by the Seller on or before the due date therefor, the Pricing Rate may, at the Agent's election, be increased, for all Open Transactions, to the Past Due Rate, from (and including) the day immediately following the original payment due date for such Price Differential and until (but excluding) the date on which all outstanding Price Differential is paid in full in immediately available funds. The foregoing notwithstanding, if any payment of Price Differential is more than ten (10) days past due, the Agent, at its option, may elect, without notice to the Seller, to utilize the Ceiling Rate as the Pricing Rate for all Open Transactions for each day that such payment of Price Differential is past due. All accrued and unpaid Price Differential on all Transactions shall be due and payable on the Termination Date.

7-1 4926-6291-2684.5 7 Margin Maintenance 7.1 Margin Deficit . If at any time the Margin Market Value of a Purchased Loan is less than the unpaid Purchase Price outstanding for such Purchased Loan (such deficiency referred to hereinafter as a "Margin Deficit"), then by notice to the Seller (a "Margin Call"), the Agent, in its sole and absolute discretion, may and, at the request of the Required Buyers, shall require the Seller to pay to the Agent (for the account of the Buyers), in immediately available funds, the difference between the Margin Market Value of such Purchased Loan and the unpaid Purchase Price outstanding for such Purchased Loan (such difference referred to hereinafter as the "Buyer's Margin Amount"). Notwithstanding the foregoing: (a) if at any particular time, the aggregate of the Buyer's Margin Amounts among all Purchased Loans then subject to Open Transactions is less than $1,000,000.00, and no Event of Default or Potential Default exists at such time, the Agent shall not make a Margin Call at such time; and (b) in lieu of paying cash to the Agent to cover any Buyer's Margin Amounts outstanding at any particular time, the Seller shall have the right to transfer to the Agent additional Conforming Mortgage Loans reasonably acceptable to the Agent ("Additional Purchased Loans") or a combination of cash and Additional Purchased Loans, so that the sum of the cash and the aggregate Margin Market Value of such Additional Purchased Loans so transferred to the Agent equals at least the aggregate of the Buyer's Margin Amounts then outstanding. 7.2 Margin Call Deadline. If the Agent notifies the Seller of a Margin Call at or before 11:00 a.m. (or such other time as the parties may mutually agree) on any Banking Day, then the Seller shall make the payment required in Section 7.1 by 6:00 p.m. on the same Banking Day (or such other time as the parties may mutually agree). If the Agent notifies the Seller of a Margin Call after 11:00 a.m. (or such other time as the parties may mutually agree) on any Banking Day, then the Seller shall make the payment required in Section 7.1 by 10:30 a.m. on the following Banking Day (or such other time as the parties may mutually agree). The failure of the Agent (on behalf of the Buyers), on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of the Agent and the Buyers to do so at a later date. The Seller and the Agent each agree that a failure or delay by the Agent and the Buyers to exercise their respective rights hereunder shall not limit or waive the Agent's or any Buyer's rights under this Agreement or otherwise existing by law or in any way create additional rights for the Seller. 7.3 Application of Margin Payments. Any payment to the Agent (for the account of the Buyers) pursuant to Section 7.1 shall be applied by the Buyers to reduce the Repurchase Price of the applicable Transaction(s) in accordance with Section 13.6. 7.4 No Limitation on Other Provisions. For the avoidance of doubt, the $1,000,000.00 threshold in Section 7.1 above does not limit, in any respect, the Seller's obligation under Section 4.3(i) to repurchase each Purchased Loan from the Buyers on the applicable Repurchase date therefor, or the Seller's obligation under the Purchase Value calculations set forth in Appendix 2, Item 2.2.2.3 to curtail certain Purchased Loans upon their transfer from one Sublimit to another Sublimit under certain circumstances.

8-1 4926-6291-2684.5 8 Yield Protection 8.1 Making or Maintaining Term SOFR-Based Transactions. (i) Illegality. If any Change in Law shall make it unlawful or impossible for any Buyer to enter into or fund any Transaction with a Price Differential computed at Term SOFR plus the applicable Pricing Margin, and such Buyer shall so notify the Agent, the Agent shall promptly give notice thereof to the Seller and the other Buyers, whereupon until such Buyer notifies the Agent and the Seller that the circumstances giving rise to such suspension no longer exist, (i) the obligation of such Buyer to make or continue entering into Transactions at Term SOFR plus the applicable Pricing Margin shall be suspended and (ii) all such affected Transactions shall have a Price Differential computed at the Pricing Rate calculated and determined in accordance with Schedule TR attached hereto (i.e., the Replacement Index or Prime-Based Index, as defined in such schedule, as applicable, plus the applicable Pricing Margin). (ii) Inability to Determine Rate. If at any time during the term of the Facilities, (a) The Agent shall have determined (which determination shall be conclusive and binding upon the Seller) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining Term SOFR, or (b) In the case of the Repurchase Facility, the Agent shall have received notice from Required Buyers that Term SOFR does not adequately and fairly reflect the cost to such Buyers of entering into, funding or maintaining their portion of the Transactions, the Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Seller and to the Buyers as soon as practicable thereafter. Until the Agent shall notify the Seller and the Buyers that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Buyers to enter into or continue entering into Transactions with a Price Differential computed at Term SOFR plus the applicable Pricing Margin shall be suspended and (ii) all such affected Transactions shall have a Price Differential computed at the Pricing Rate calculated and determined in accordance with Schedule TR attached hereto (i.e., the Replacement Index or Prime-Based Index, as defined in such schedule, as applicable, plus the applicable Pricing Margin). 8.2 Increased Costs. (i) Increased Costs Generally. If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Buyer; (b) subject any Recipient to any Taxes (other than (I) Indemnified Taxes, (II) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (III) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (c) impose on any Buyer any other condition, cost or expense (other than Taxes) affecting this Agreement or any Transactions entered into by such Buyer or any participation therein; and the result of any of the foregoing shall be to increase the cost to such Buyer or such other Recipient of entering into, continuing or maintaining any Transaction or of maintaining its obligation to enter into any such Transaction, or to reduce the amount of any sum received or receivable by such Buyer or other Recipient hereunder (whether of Repurchase Price, Price Differential, principal, interest, or any other amount) then, upon request of such Buyer or other Recipient, the Seller will pay to such Buyer or other Recipient, as the case may be, such additional amount or

8-2 4926-6291-2684.5 amounts as will compensate such Buyer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (ii) Capital Requirements. If any Buyer determines that any Change in Law affecting such Buyer or any funding or booking office of such Buyer or such Buyer's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Buyer's capital or on the capital of such Buyer's holding company, if any, as a consequence of this Agreement, the Commitment of such Buyer, or the Transactions entered into by, or participations in Swing Line Facility Transactions held by, such Buyer, to a level below that which such Buyer or such Buyer's holding company could have achieved but for such Change in Law (taking into consideration such Buyer's policies and the policies of such Buyer's holding company with respect to capital adequacy), then from time to time the Seller will pay to such Buyer such additional amount or amounts as will compensate such Buyer or such Buyer's holding company for any such reduction suffered. (iii) Certificates for Reimbursement. A certificate of a Buyer setting forth the amount or amounts necessary to compensate such Buyer or its holding company, as the case may be, as specified in paragraph (i) or (ii) of this Section 8.2 and delivered to the Seller, shall be conclusive absent manifest error. The Seller shall pay such Buyer the amount shown as due on any such certificate within five (5) Banking Days after receipt thereof. (iv) Delay in Requests. Failure or delay on the part of any Buyer to demand compensation pursuant to this Section 8.2 shall not constitute a waiver of such Buyer's right to demand such compensation; provided that the Seller shall not be required to compensate a Buyer pursuant to this Section 8.2 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Buyer notifies the Seller of the Change in Law giving rise to such increased costs or reductions, and of such Buyer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 8.3 Taxes. (i) Defined Terms. For purposes of this Section 8.3, the term "applicable Law" includes FATCA. (ii) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Seller under this Agreement or any other Facility Paper shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Seller shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 8.3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (iii) Payment of Other Taxes by the Seller. The Seller shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (iv) Indemnification by the Seller. The Seller shall indemnify each Recipient, within ten (10) Banking Days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 8.3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Seller by a Buyer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Buyer, shall be conclusive absent manifest error.

8-3 4926-6291-2684.5 (v) Indemnification by the Buyers. Each Buyer shall severally indemnify the Agent, within five (5) Banking Days after demand therefor, for (a) any Indemnified Taxes attributable to such Buyer (but only to the extent that Seller has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Seller to do so), (b) any Taxes attributable to such Buyer's failure to comply with the provisions of Section 23.16(iv) relating to the maintenance of a Participant Register, and (c) any Excluded Taxes attributable to such Buyer, in each case, that are payable or paid by the Agent in connection with this Agreement or any other Facility Paper, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Buyer by the Agent shall be conclusive absent manifest error. Each Buyer hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Buyer under this Agreement or any other Facility Paper or otherwise payable by the Agent to the Buyer from any other source against any amount due to the Agent under this paragraph (v). (vi) Evidence of Payments. As soon as practicable after any payment of Taxes by the Seller to a Governmental Authority pursuant to this Section 8.3, the Seller shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (vii) Status of Buyers. (a) Any Buyer that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement or any other Facility Paper shall deliver to the Seller and the Agent, at the time or times reasonably requested by the Seller or the Agent, such properly completed and executed documentation reasonably requested by the Seller or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Buyer, if reasonably requested by the Seller or the Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Seller or the Agent as will enable the Seller or the Agent to determine whether or not such Buyer is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 8.3(vii)(b)(I), (b)(II), and (b)(IV) below) shall not be required if in the Buyer's reasonable judgment such completion, execution or submission would subject such Buyer to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Buyer. (b) Without limiting the generality of the foregoing, in the event that the Seller is a U.S. Person: (I) any Buyer that is a U.S. Person shall deliver to the Seller and the Agent on or prior to the date on which such Buyer becomes a Buyer under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), executed copies of IRS Form W-9 certifying that such Buyer is exempt from U.S. federal backup withholding tax; (II) any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to the Seller and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer becomes a Buyer under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), whichever of the following is applicable: (1) in the case of a Foreign Buyer claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of Price Differential or interest under this Agreement or any other Facility Paper, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any

8-4 4926-6291-2684.5 other Facility Paper, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Buyer is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Seller within the meaning of Section 871(h)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Buyer is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Buyer is a partnership and one or more direct or indirect partners of such Foreign Buyer are claiming the portfolio interest exemption, such Foreign Buyer may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (III) any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to the Seller and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer becomes a Buyer under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Seller or the Agent to determine the withholding or deduction required to be made; and (IV) if a payment made to a Buyer under this Agreement or any other Facility Paper would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Buyer shall deliver to the Seller and the Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Seller or the Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Seller or the Agent as may be necessary for the Seller and the Agent to comply with their obligations under FATCA and to determine that such Buyer has complied with such Buyer's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (IV), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. Each Buyer agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Seller and the Agent in writing of its legal inability to do so. (viii) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 8.3

8-5 4926-6291-2684.5 (including by the payment of additional amounts pursuant to this Section 8.3), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 8.3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (viii) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (viii), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (viii) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (ix) Survival. Each party's obligations under this Section 8.3 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Buyer, the termination of the Buyers' Commitments and the repayment, satisfaction or discharge of all Obligations. 8.4 Mitigation Obligations; Replacement of Buyers. (i) Designation of a Different Funding Office. If any Buyer requests compensation under Section 8.2, or requires the Seller to pay any Indemnified Taxes or additional amounts to any Buyer or any Governmental Authority for the account of any Buyer pursuant to Section 8.3, then such Buyer shall (at the request of the Seller) use reasonable efforts to designate a different office for funding or booking its Transactions hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Buyer, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 8.2 or Section 8.3, as the case may be, in the future, and (b) would not subject such Buyer to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Buyer. The Seller hereby agrees to pay all reasonable costs and expenses incurred by any Buyer in connection with any such designation or assignment. (ii) Replacement of Buyers. If any Buyer requests compensation under Section 8.2, or if the Seller is required to pay any Indemnified Taxes or additional amounts to any Buyer or any Governmental Authority for the account of any Buyer pursuant to Section 8.3 and, in each case, such Buyer has declined or is unable to designate a different funding office in accordance with Section 8.4(i), or any Buyer becomes a Defaulting Buyer or a Non- Consenting Buyer, then provided no Potential Default or Event of Default has occurred and is continuing, the Seller may, at its sole expense and effort, upon notice to such Buyer and the Agent, require such Buyer to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 23.16), all of its interests, rights (other than its existing rights to payments pursuant to Section 8.2 or Section 8.3) and obligations under this Agreement and the other Facility Papers to an assignee (which assignee may be another Buyer, if a Buyer accepts such assignment) that shall assume such obligations; provided, that (u) the Seller shall have received the prior written consent of the Agent to such assignment, which consent shall not be unreasonably withheld, (v) the Seller shall have paid to the Agent the assignment fee specified in Section 23.16, (w) such Buyer shall have received payment of an amount equal to the Repurchase Price of all Transactions funded by it together with accrued Fees and all other amounts payable to it under this Agreement and the other Facility Papers, from the assignee (in the case of such Repurchase Price and Fees) and from the Seller (in the case of all other amounts), (x) in the case of any such assignment resulting from a claim for compensation under Section 8.2 or payments required to be made pursuant to Section 8.3, such assignment will result in a reduction in such compensation or payments thereafter, (y) such assignment does not conflict with applicable Law, and (z) in the case of any assignment resulting from a Buyer become a Non-Consenting Buyer, the applicable assignee shall have consented to the applicable amendment, waiver, or consent. A Buyer shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Buyer or otherwise, the circumstances entitling the Seller to require such assignment and delegation cease to apply.

8-6 4926-6291-2684.5 (iii) Certain Limitations/Requirements on Replacement Buyers. No assignee under Section 8.4(ii) shall have made a claim for compensation or payment under Section 8.2 or Section 8.3 that may have given rise to the Seller's election to replace any Buyer hereunder, and each such assignee shall execute and deliver to the Agent such documentation satisfactory to the Agent pursuant to which such assignee is to become a party hereto with a Committed Sum equal to that of the Buyer being replaced. (iv) Agent Cooperation. The Agent shall reasonably cooperate in effectuating the replacement of any Buyer under this Section 8.4, but at no time shall the Agent be obligated to initiate any such replacement. (v) Survival of Benefits under the Agreement. After any assignment pursuant to this Section 8.4, the replaced Buyer shall retain the benefit of Article 8 and Article 21 in respect of the period prior to the effective date of such assignment. 8.5 Survival . Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Article 8 shall survive the termination of this Agreement and the payment of all Obligations.

9-1 4926-6291-2684.5 9 Income Payments Notwithstanding that the parties hereto intend that the Transactions be sales to the Buyers of the Purchased Loans, unless (i) otherwise mutually agreed by the Agent and the Seller (in which event Income related to a Purchased Loan shall be paid in accordance with their agreement), or (ii) an Event of Default shall have occurred and be continuing (in which event, all Income related to a Purchased Loan shall be paid to the Agent for the Buyers to be applied towards payment of the Obligations), the Buyers agree that the Seller or its designee shall be entitled to receive and retain all Income related to a Purchased Loan to the full extent the Seller (or its designee) would have been so entitled if the Purchased Loans had not been sold to the Buyers. Notwithstanding the foregoing: (x) any Income received by the Seller (or its designee) from a Purchased Loan while the related Transaction is outstanding shall be deemed to be held by the Seller (or its designee) solely in trust for Buyers pending the payment of the Repurchase Price in respect of such Transaction and the repurchase of the related Purchased Loans; and (y) if reasonably requested by the Agent, the Seller shall place any Income received by the Seller (or its designee) from a Purchased Loan while the related Transaction is outstanding in a separate segregated account of the Seller wherein no other funds of the Seller are held.

10-1 4926-6291-2684.5 10 Fees 10.1 Commitment Fee. The Seller agrees to pay to the Agent, for Pro Rata distribution to the Buyers, an upfront commitment fee in connection with the Repurchase Facility (the "Commitment Fee") in the amount set forth in Appendix 2, Item 2.10.1.1. The Commitment Fee shall be payable in advance on the Effective Date. 10.2 The Agent's Fee. The Seller agrees to pay to the Agent, for its own account, such administrative fee and arrangement fee (the "Agent's Fee"), if any, in the amounts and on the dates set forth or provided for in Appendix 2, Item 2.10.2.1. 10.3 Other Fees. (i) The Seller agrees to pay to the Agent, for its own account, a collateral processing fee (the "Collateral Processing Fee") in the amount set forth or provided for in Appendix 2, Item 2.10.3.1 for each Mortgage Loan submitted to the Agent in connection with a Purchase Request or otherwise submitted to the Agent. Unless otherwise directed by the Agent, the Collateral Processing Fee shall be payable monthly in arrears, on or before the fifteenth (15th) day of each calendar month, based upon the prior month's activity. (ii) The Seller agrees to pay to the Agent, for its own account, an endorsement fee (the "Endorsement Fee") in the amount set forth or provided for in Appendix 2, Item 2.10.3.2 for each Mortgage Loan that the Agent endorses on behalf of the Seller because such Mortgage Loan is missing the Seller's endorsement when it is submitted to the Agent. Unless otherwise directed by the Agent, the Endorsement Fee shall be payable monthly in arrears, on or before the fifteenth (15th) day of each calendar month, based upon the prior month's activity. (iii) If, at any time, the average daily amount outstanding under the Facilities for any fiscal quarter of the Seller then ended is less than the percentage set forth in Appendix 2, Item 2.10.3.3 of the average daily Maximum Aggregate Commitment under the Repurchase Facility for such fiscal quarter, the Seller shall pay to the Agent, for the Pro Rata distribution to each Buyer, if charged by the Agent in its sole and absolute discretion, a non- usage fee (the "Non-Usage Fee") at a rate per annum equal to the percentage set forth in Appendix 2, Item 2.10.3.4 on the difference between (i) the percentage set forth in Appendix 2, Item 2.10.3.3 of the average daily Maximum Aggregate Commitment under the Repurchase Facility for such fiscal quarter and (ii) the average daily amount outstanding under the Facilities for such fiscal quarter. If applicable at any time or from time to time, unless otherwise directed by the Agent, such Non-Usage Fee shall be payable quarterly in arrears on or before the fifteenth (15th) day of each calendar quarter, based upon the prior fiscal quarter's activity. (iv) The Seller agrees to pay to the Agent, for its own account, a reinstatement fee (the "Reinstatement Fee") in the amount set forth or provided for in Appendix 2, Item 2.10.3.5 for each Purchased Loan that has been shipped to an Approved Investor for purchase and been returned unpurchased. Unless otherwise directed by the Agent, the Reinstatement Fee, if any, shall be payable monthly in arrears, on or before the fifteenth (15th) day of each calendar month, based upon the prior month's activity. (v) The Seller agrees to pay to the Agent, for its own account, a wire transfer fee (the "Wire Transfer Fee") in the amount set forth or provided for in Appendix 2, Item 2.10.3.6 for each outgoing wire transfer made by the Agent on behalf of the Seller. Unless otherwise directed by the Agent, the Wire Transfer Fee, if any, shall be payable monthly in arrears, on or before the fifteenth (15th) day of each calendar month, based upon the prior month's activity. (vi) The Seller agrees to pay to the Agent, for its own account, each month an account maintenance fee (the "Account Maintenance Fee") in the amount set forth or provided for in Appendix 2, Item 2.10.3.7. Unless otherwise directed by the Agent, the Account Maintenance Fee shall be payable monthly in arrears, on or before the fifteenth (15th) day of each calendar month. The Account Maintenance Fee shall be payable in addition to any other fees related to deposit accounts charged by the Agent to the Seller under other agreements between the Agent and the Seller, including, without limitation, agreements regarding the opening or maintenance of deposit accounts maintained by the Seller with the Agent.

10-2 4926-6291-2684.5 (vii) In addition to the foregoing fees set forth in this Article 10, the Seller agrees to pay to the Agent, the additional fees, if any, described or provided for in Appendix 2, Item 2.10.3.8, promptly following receipt by the Seller of a statement from the Agent therefor. (viii) In addition to the foregoing fees, the Seller shall pay or reimburse the Agent for any transaction fees payable to MERS in connection with the registration of mortgage assignments to the Agent for the benefit of the Buyers if the Seller uses MERS and, further, shall pay or reimburse the Agent for any taxes, fees, and other costs payable in connection with the recording of any mortgage assignments in favor of the Agent in any real property or similar recording office. 10.4 Miscellaneous (i) The fees set forth in this Article 10, once paid, shall not be refundable under any circumstances. (ii) A statement for each Fee described in this Article 10 may be included with or be a part of a monthly billing statement delivered by the Agent to the Seller. Failure of the Agent to deliver such statement to the Seller shall not affect the Seller's obligation to pay any such Fee.

11-1 4926-6291-2684.5 11 Security Interest Although the parties hereto intend that, subject to and not inconsistent with Article 35, all Transactions be sales and purchases and not loans (other than for accounting and tax purposes), if any one or more Transactions are recharacterized as loans by a court of competent jurisdiction, the Seller shall be conclusively deemed, as security for the payment and performance by the Seller of its obligations under each such recharacterized Transaction, to have pledged and granted to the Agent, for the benefit of itself and the Buyers, a security interest in and a Lien on, all of the Purchased Loans with respect to all such recharacterized Transactions and all Income and proceeds from the Purchased Loans that are the subject matter of such recharacterized Transactions, including the Purchased Loans Support and all of the property, rights and other items described in the definition of "Mortgage Loan" in Section 2.2 for each such Purchased Loan, and for that purpose the Seller hereby grants the Agent, for the benefit of itself and the Buyers, a security interest in and a Lien on the property described on the copy of Exhibit A to the UCC financing statement or UCC-3 Amendment, as applicable, to be filed by the Agent that is attached as Schedule 11, and this Agreement shall constitute a security agreement. In the event of recharacterization of the purchases made hereunder as a financing, the Agent and the Buyers shall have all the rights and remedies of a secured party under the UCC and any other applicable Law, in addition to all rights provided for in this Agreement and the other Facility Papers. The Seller agrees to do such things as applicable Law requires to maintain the security interest of the Agent, for the benefit of itself and the Buyers, so granted in all of the Purchased Loans with respect to all such recharacterized Transactions and all Income and proceeds from the Purchased Loans that are the subject matter of such recharacterized Transactions as a perfected first priority Lien at all times. The Seller hereby authorizes the Agent to file any financing or continuation statements, and any amendments thereto or terminations thereof, as the Agent shall deem necessary or appropriate, under the applicable UCC to perfect or continue such security interest in any and all applicable filing offices, and agrees to make or cause to be made by any Person such book entries and control agreements with respect to the Purchased Loans as the Agent may reasonably require or request from time to time to perfect or continue perfection of the security interests granted or required to be granted to the Agent and the Buyers pursuant to this Agreement. The Seller shall also execute and deliver to the Agent, for the benefit of itself and the Buyers, such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as shall be reasonably required by the Agent from time to time, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Agent and the Buyers under this Agreement and the other Facility Papers. The Seller shall pay all customary fees and expenses associated with perfecting such security interest including the costs of filing financing and continuation statements, and any amendments thereto or terminations thereof, under the UCC and recording assignments of Mortgages as and when required by the Agent, in its reasonable discretion.

12-1 4926-6291-2684.5 12 Confidentiality The parties hereby acknowledge and agree that all written or computer readable information provided by one party to any other regarding the terms set forth in any of the Facility Papers or the Transactions contemplated thereby (the "Confidential Terms") shall be kept confidential and shall not be divulged to any Person (other than Affiliates and Subsidiaries thereof) without the prior written consent of such other party except to the extent that (i) such Person is a party to this Agreement, or an Affiliate, division, or parent holding company of a party, or a director, officer, employee or agent (including an accountant, legal counsel and other advisor) of a party or such Affiliate, division or parent holding company, (ii) in such party's opinion it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, regulations or orders (including, without limitation, a subpoena), (iii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, or become available to the applicable party on a non-confidential basis from a source not known by such party to be bound by a confidentiality obligation with respect to such Confidential Terms, or become known by the applicable party prior to their disclosure to such party by another party to this Agreement, or were independently generated by the applicable party (or any of its officers, directors, employees, agents or representatives) without reliance on the Confidential Terms, (iv) in the event of an Event of Default, the Agent reasonably determines in good faith such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Loans or otherwise to enforce or exercise the Agent's and the Buyers' rights hereunder, (v) to the extent the Agent or a Buyer reasonably determines in good faith to be necessary or appropriate, in connection with an assignment or participation under Article 23 or in connection with any hedging transaction related to Purchased Loans; provided that each proposed assignee or participant (other than a regulatory agency or other Governmental Authority) is subject to customary confidentiality obligations with respect to such Confidential Terms, or (vi) to the extent the Agent reasonably determines in good faith to be necessary or appropriate, in connection with carrying out the Agent's and the Buyers' express obligations under this Agreement and the other Facility Papers (including providing to Approved Investors documentation and information related to the Purchased Loans, and the Seller hereby agrees that the Agent and the Buyers shall in no way be liable for disclosures made, or any other use, by any Approved Investor of any Confidential Terms). Notwithstanding the foregoing or anything to the contrary contained herein or in any other Facility Paper, the parties may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local tax treatment of the Transactions, any fact that may be relevant to understanding the U.S. federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that the Seller may not disclose (except as provided in clauses (i) through (vi) of this Article 12) the name of or identifying information with respect to the Agent or any Buyer or any pricing terms (including the Pricing Rate, Fees as described in Article 10 and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the U.S. federal, state and local tax treatment of the Transactions and is not relevant to understanding the U.S. federal, state and local tax treatment of the Transactions, without the prior written consent of the Agent. The provisions set forth in this Article 12 shall survive the later of the termination of this Agreement and the payment of all Obligations for a period of one (1) year following such termination or payment.

13-1 4926-6291-2684.5 13 Payment and Transfer 13.1 Immediately Available Funds; Notice to the Agent. Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. 13.2 Payments to the Agent. Except as otherwise specifically provided in this Agreement, all payments required of the Seller by this Agreement or the other Facility Papers to be made to the Agent shall be paid (i) to the Agent for deposit in the Investor Funding Account, (ii) by not later than 12:00 p.m. noon on the day when due, it being expressly agreed and understood that if a payment is received after 12:00 p.m. noon by the Agent, such payment will be deemed to have been made on the next succeeding Banking Day, and any Price Differential accruing with respect thereto thereon shall be payable at the then applicable Pricing Rate during such extension, and (iii) without setoff, counterclaim or deduction, in lawful money of the United States of America in immediately available funds at the principal office of the Agent set forth in Appendix 1, Item 24.2, or by fed funds wire transfer to: Truist Bank The address set forth in Appendix 1, Item 24.2 ABA No.: 053101121 For Credit to: The Seller whose name is set forth on Appendix 1, Item 4.4.1 Investor Funding Account No.: Such account number as set forth on Appendix 1, Item 2.2.9 or at such other place or account as the Agent shall designate from time to time. Whenever any payment to be made under this Agreement or any of the other Facility Papers shall be stated to be due on a day that is not a Banking Day, the due date for that payment shall be automatically extended to the next day that is a Banking Day, and (if applicable) Price Differential at the applicable Rate (determined in accordance with this Agreement) shall continue to accrue during the period of such extension. 13.3 If Payment Not Made When Due. If and to the extent any payment is not made when due under this Agreement or any of the other Facility Papers, the Seller authorizes the Agent and each Buyer (for the Pro Rata account and benefit of all of the Buyers) then or at any time thereafter to charge any amounts so due and unpaid against any or all of the Seller's accounts with the Agent or any of the Buyers; provided that such right to charge the Seller's accounts shall not apply to any escrow, trust or other deposit accounts designated as being held by the Seller on behalf of third party owners of the escrowed funds other than Affiliates of the Seller. The Agent agrees to use reasonable efforts to promptly advise the Seller of any charge made pursuant to this Section 13.3, but its failure to do so will not affect the validity or collectability of such charge. This Section 13.3 shall not limit any of the Agent's or any Buyer's other rights and remedies set forth in this Agreement. 13.4 Mandatory Payment of Repurchase Prices. The Seller shall pay to the Agent, on behalf of the Buyers, as and when due all mandatory payments required under this Agreement, including, but not limited to, those under Sections 4.3, 5.2, 7.1 and 19.3 and Articles 6, 9 and 10. 13.5 Optional Prepayment of Repurchase Prices. The Seller shall have the right at any time and from time to time to prepay outstanding Transactions of any Type, in whole, but not in part, without premium or penalty and without prior written notice to the Agent, and such prepayment shall reduce the Repurchase Prices related to such Transactions; provided, however, each partial prepayment shall be in an amount sufficient to pay the Repurchase Price for the particular Purchased Loan related to such Transaction and the Seller shall, at the time of making such prepayment, designate the Transaction being prepaid. If the Seller fails to make such a designation, any funds received as a prepayment pursuant to this Section 13.5 shall be applied to the Obligations in such order as the Agent, in its sole discretion, may determine. 13.6 Distribution of Payments. (i) Prior to the occurrence of an Event of Default and acceleration of all Obligations or termination of the Buyers' Commitments:

13-2 4926-6291-2684.5 (a) All amounts received on any day by the Agent in respect of any Fee shall be (i) retained by Agent, if such Fee is payable to the Agent for its own account, or (ii) distributed Pro Rata to the Buyers, if such Fee is to be shared by the Buyers on a Pro Rata basis. (b) All amounts received on any day by the Agent in respect of Price Differential shall be (i) distributed to the Swing Line Facility Buyer, if such Price Differential is payable on account of Swing Line Facility Transactions, or (ii) distributed Pro Rata to the Buyers, if such Price Differential is payable on account of Regular Transactions. (c) All amounts received on any day by the Agent in respect of Repurchase Prices (other than Fees and Price Differential) for related Transactions shall be applied by the Agent as follows: first, to pay the Swing Line Facility Buyer, for its own account, to repay the Swing Line Facility Transactions outstanding on such day; second, to the Buyers Pro Rata in accordance with their respective ownership interests in the Purchased Loans to repay the Regular Transactions outstanding and due and payable on such day pursuant to Section 13.4 and any other Sections hereunder; third, to the Buyers Pro Rata in accordance with their respective ownership interests in the Purchased Loans, to prepay outstanding Regular Transactions being prepaid on such day pursuant to Section 13.5; and fourth, the balance, if any (provided, that no Event of Default has occurred and is continuing), to the Seller by transfer to the Operating Account. If any Event of Default has occurred and is continuing, but the Obligations have not yet been accelerated pursuant to Section 19.2, all amounts remaining after making the applications required by clauses first, second and third above shall be applied to the payment of outstanding Transactions and/or other outstanding Obligations, in such order as the Buyers may determine. (ii) Following (a) the occurrence of an Event of Default and acceleration of all Obligations or (b) termination of the Buyers' Commitments, all amounts received by the Agent hereunder and under the other Facility Papers shall be disbursed by the Agent as follows: first, to the Agent and, if permitted hereunder, the Buyers, to reimburse the Agent and the Buyers for all fees, costs and expenses set forth in Article 21 reasonably incurred by them in connection with an Event of Default or otherwise payable to the Agent under the Facility Papers; second, (1) if the source of such amount is from the sale or other disposal of Purchased Loans funded as Swing Line Facility Transactions, to the Swing Line Facility Buyer to pay the Price Differential on all Transactions and Fees due the Swing Line Facility Buyer; (2) if the source of such amount is from the sale or other disposition of Purchased Loans funded as Regular Transactions, to the Buyers Pro Rata to pay the Price Differential on all Regular Transactions and Fees due the Buyers; third, (1) if the source of such amount is from the sale or other disposition of Purchased Loans funded as Swing Line Facility Transactions, to the Swing Line Facility Buyer to pay the Purchase Prices on all outstanding Swing Line Facility Transactions; (2) if the source of such amount is from the sale or other disposition of Purchased Loans funded as Regular Transactions, to the Buyers Pro Rata in accordance with their respective ownership interests in the Purchased Loans acquired in Regular Transactions, to pay the Purchase Prices on all outstanding Regular Transactions; fourth, to reimburse the Agent and the Buyers for any remaining outstanding Fees; fifth, to the Buyers Pro Rata (under all Facilities) in accordance with their respective unpaid Obligations, to pay all remaining unpaid Obligations, other than Obligations described in clauses "sixth" and "seventh" of this Section 13.6(ii); sixth, to the applicable Buyer(s) (or Affiliate(s) thereof), to pay Obligations owing to such Buyer(s) (or such Affiliate(s)) under clause (b) of the definition of "Obligations", and if there is more than one such Buyer (or such Affiliate), disbursement shall take place pro rata in accordance with the respective Obligations owed to such Buyers (or such Affiliates) under such clause (b); seventh, to Truist (or Affiliate(s) thereof), to pay Obligations owing to Truist (or Affiliate(s) thereof) under clause (c) of the definition of "Obligations"; and eighth, to the Seller by transfer to the Operating Account, or to such other account as the Seller may direct in writing for such purpose. (iii) The distribution from the Agent to each Buyer shall be made by the Agent's initiating a federal funds wire transfer no later than 5:00 p.m. on the Banking Day when such funds were received or deemed received, in immediately available funds directly to such Buyer pursuant to the wire transfer instructions set forth on Exhibit C or to such account at another financial institution as is designated from time to time by such Buyer in writing.

14-1 4926-6291-2684.5 14 Segregation of Documents Relating to Purchased Loans All documents relating to Purchased Loans in the possession of the Seller or its designee (including its closing agent and any Servicer) shall be segregated from other documents and securities in its or its designee's possession and shall be identified as being owned by the Agent for the benefit of the Buyers (which shall be referenced in the relevant books and records as "Truist Bank, as Agent for the Buyers") and subject to this Agreement. Segregation may be accomplished by appropriate identification of ownership on the books and records of the holder of such documents, including MERS, a documents custodian, a financial or securities intermediary or a clearing corporation. All of the Seller's right, title and interest in the Purchased Loans shall vest in and pass to the Agent, for itself and on behalf of the Buyers, on the Purchase Date and nothing in this Agreement shall preclude the Agent, with the consent of the Required Buyers, from engaging with others in repurchase transactions with the Purchased Loans or otherwise selling, transferring, pledging or hypothecating the Purchased Loans, but no such transaction shall relieve the Agent of its obligations to transfer Purchased Loans to the Seller pursuant to Article 4 hereof. The Agent, at its sole reasonable discretion, reserves the right to request any or all documents with respect to any Purchased Loan be delivered to the Agent within five (5) Banking Days following the Agent's request (provided, however, that with respect to a Purchased Loan that is a Wet Mortgage Loan, the Seller shall have until the end of the applicable Wet Mortgage Loan Period to deliver the Required Documents for such Wet Mortgage Loan).

15-1 4926-6291-2684.5 15 Conditions Precedent 15.1 Initial Purchase. The obligation of the Buyers (and the Agent on behalf of the Buyers) to make purchases under this Agreement is subject to the Seller's fulfillment of the following conditions precedent: (i) the Agent shall have received (or be satisfied that it will receive by such deadline as the Agent shall specify) the following, all of which are satisfactory in form and content to the Agent: (a) this Agreement duly executed by each of the parties hereto; (b) if applicable, the Electronic Tracking Agreement duly executed by the Seller, MERS, the Electronic Agent and the Agent; (c) if applicable, the Master Custodial Agreement duly executed by the Seller and all other parties thereto, together with evidence satisfactory to the Agent that the Custodial Account has been opened; (d) the UCC financing statements or UCC-3 Amendment, as applicable, for the Purchased Loans duly authorized by the Seller; (e) a current UCC, judgment and tax lien search report from the applicable state and county offices where the Seller is located; (f) copies of the Seller's (i) formation documents certified by the Secretary of State of the state of its formation and (ii) operating documents and all amendments certified by its secretary or assistant secretary, manager or member, as the case may be, as well as any other information required by Section 326 of the USA Patriot Act or necessary for the Agent and the Buyers to verify the identity of the Seller as required by Section 326 of the USA Patriot Act in accordance with the requirements summarized in the notice given in Section 37; (g) a certificate of existence and good standing for the Seller issued by the Secretary of State of the state in which such Person is formed and, if required by the Agent, a certificate of existence or foreign authority and good standing for the Seller issued by the Secretary of State of each jurisdiction in which the Seller conducts business and is required to qualify to do business; (h) resolutions of the Seller's board of directors, governing body, manager or member, as the case may be, certified as of the initial Purchase Date hereunder by the Seller's secretary or assistant secretary, manager or member, as applicable, authorizing the execution, delivery and performance by the Seller of this Agreement and all other Facility Papers to be delivered by the Seller pursuant to this Agreement; (i) a certificate of the Seller's secretary or assistant secretary, manager or member, as the case may be, as to (i) the incumbency of the Authorized Seller Representatives of the Seller executing this Agreement and all other Facility Papers executed or to be executed by or on behalf of the Seller and (ii) the authenticity of their signatures — and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it — (the Agent and the Buyers shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Agent), and certifying that attached to such certificate are true and correct copies of all amendments to the Seller's formation and operating documents since its inception; (j) an Officer's Certificate for the Seller dated the date of this Agreement and certifying truthfully that, (i) the Seller is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed and performed and no Potential Default or Event of Default has occurred, is continuing and, after giving effect to the transactions contemplated under the Facilities pursuant to the Agreement on the date hereof, shall occur as a result of entering into such transactions, (ii) all of the representations and warranties made by the Seller in the Facility Papers are true and correct as of the date of this Agreement, and (iii) there has been no material adverse change since the date of the financial statements referred in Section 16.1(iv)(a);

15-2 4926-6291-2684.5 (k) copies of an errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, providing such insurance coverage as is acceptable to the Agent and otherwise customary for members of the Seller's industry; (l) if requested by the Agent, a favorable written opinion of counsel to the Seller (and the Guarantor(s), if applicable) dated as of the date of this Agreement, addressed to the Agent and the Buyers and in form and substance reasonably satisfactory to the Agent and its legal counsel, stating that the Agent and the Buyers, and their respective successors and assigns, can rely on it; (m) evidence reasonably satisfactory to the Agent (i) as to the due filing and recording in all appropriate offices of all UCC financing statements or UCC-3 Amendment, as applicable, (ii) if there are any Purchased Loans that require the Agent's and the Buyers' interest to be noted by book entry, that such book entry has been duly made and (iii) if there is any "investment property" under the UCC or any other applicable Law, that such instruments as are necessary to give the Agent "control" of such investment property have been duly executed by the Seller and the relevant securities intermediary; (n) evidence satisfactory to the Agent that the Investor Funding Account, the Loan Funding Account, the Self-Funding Account, the Administrative Account, the Operating Account, the Custodial Account, and the Cash Collateral Account, as applicable, remain open or have been opened; (o) the most currently available month-end financial statements for the Seller and its consolidated Subsidiaries, if any, all in reasonable detail and certified by Seller's chief financial officer, controller, or other executive officer that, to the best of his or her knowledge, such financial statements were prepared in accordance with GAAP and present fairly in all material respects the Seller's and its consolidated Subsidiaries', if any, financial condition as of the date thereof and the results of its operations for the period covered, subject, however, to adjustments required by GAAP and normal year-end audit adjustments and the omission of notes to the financial statements; (p) the Guaranty, if any, duly executed by the Guarantors; (q) if required by the Agent, satisfactory results from the completion of a third party operations audit on the Seller; (r) if required by the Agent, satisfactory results from an Agent-conducted internal client review of the Seller; and (s) such other documents or opinions as the Agent or its counsel may request. 15.2 Each Purchase. The obligations of the Buyers (and the Agent on the Buyers' behalf) to enter into Transactions under this Agreement are also subject to the satisfaction, as of each Purchase Date, of each of the following additional conditions precedent, such satisfaction to be determined by the Agent in its reasonable discretion: (i) The Seller shall have delivered to the Agent a Purchase Request for the Purchased Loans to be purchased in the manner described in Article 4. (ii) If not previously delivered pursuant to Section 15.1(i), and certain Purchased Loans are registered with MERS, the Electronic Tracking Agreement duly executed by the Seller, MERS, the Electronic Agent and the Agent. (iii) Reserved. (iv) If applicable and not previously delivered pursuant to Section 15.1(i), with regard to any Transaction, unless otherwise permitted by the Agent, prior to entering into any Transaction to fund the purchase of Eligible Loans which are to be pooled for the issuance and sale of an Agency MBS (as opposed to a whole loan sale) to an Approved Investor, the Master Custodial Agreement duly executed by the Seller and all other parties thereto, together with evidence satisfactory to the Agent that the Custodial Account has been opened.

15-3 4926-6291-2684.5 (v) The representations and warranties contained in this Agreement and the other Facility Papers shall be true and correct in all material respects as if made on and as of each Purchase Date unless specifically stated to relate to an earlier date, and by submitting to the Agent a Purchase Request, the Seller (and if applicable, each Guarantor) shall be deemed to have restated such representations and warranties as of the date of submission of such Purchase Request. (vi) The Seller shall have performed all agreements to be performed by it under this Agreement and all other Facility Papers, as well as under all Investor Commitments that the Seller has represented to the Agent and the Buyers cover any of the Purchased Loans, and no default or event of default will exist under any such Investor Commitments. (vii) The Seller shall not have incurred any liabilities in violation of this Agreement, including, without limitation, Section 18.2 hereof. Further, the Seller shall not have incurred any liabilities that, individually or in the aggregate, have or could reasonably be expected to have, a Material Adverse Effect. (viii) Since the date of the last fiscal year end or interim financial statements delivered by the Seller to the Agent, no material adverse change shall have occurred in the Seller's business, financial condition or results of operations. (ix) The Seller shall have paid the Fees then due and payable in accordance with Article 10. (x) No Potential Default or Event of Default shall exist, and by submitting to the Agent a Purchase Request, the Seller shall be deemed to have represented as to the absence of any Potential Default or Event of Default as of the date of submission of such Purchase Request and as to no Potential Default or Event of Default occurring as a result of the Seller's entry into the requested Transaction. (xi) The requested Transaction will not result in the violation of any applicable Law. (xii) After giving effect to the funding of the requested Transaction, the Aggregate Outstanding Purchase Prices would not exceed any of the limitations set forth this Agreement. (xiii) The Agent shall have received such other documents, if any, as the Agent or its counsel may request. 15.3 General. Each condition in this Agreement including, without limitation, those set forth in Sections 15.1 and 15.2, is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each such condition. If the Agent and the Buyers enter into a Transaction without all conditions being satisfied, the Buyers' funding of such Transaction shall not constitute a waiver of the requirement that each condition be satisfied as a prerequisite for any subsequent Transaction, unless the Agent or the Buyers, as the case may be, specifically waive a condition in writing.

16-1 4926-6291-2684.5 16 Representations and Warranties 16.1 General Representations and Warranties. As an inducement to the Agent and each Buyer to enter into this Agreement and to purchase Eligible Loans as provided herein, the Seller represents and warrants to the Agent and each Buyer that: (i) Existence; Compliance with Law and Contractual Obligations. The Seller (a) is duly organized and validly existing and is in good standing under the laws of the state of its organization and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (b) has the power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a Material Adverse Effect. The Seller, its Subsidiaries and their respective directors, officers, and employees and, to the knowledge of the Seller, the agents of the Seller and its Subsidiaries are in compliance with Anti-Corruption Laws and all applicable Sanctions in all material respects. The Seller and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance with Anti-Corruption Laws and applicable Sanctions. None of the Seller, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of the Seller or any of its Subsidiaries is an individual or entity that is, or is 50% or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (x) the target of any Sanctions or (y) located, organized or resident in a country or territory that is the subject of Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Kherson and Zaporizhzhia regions of Ukraine). (ii) Power; Authorization; Enforceable Obligations. The Seller has the power and authority to execute, deliver and perform the Facility Papers to which it is a party and to sell Eligible Loans and use the proceeds thereof and has taken all necessary corporate or other entity action to authorize the execution, delivery and performance of the Facility Papers, the selling of Eligible Loans and the use of the proceeds thereof. The Facility Papers have been duly executed and delivered on behalf of the Seller and constitute legal, valid and binding obligations of the Seller enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity. (iii) No Legal or Contractual Bar. The execution, delivery and performance of the Facility Papers, the selling of Eligible Loans hereunder and the use of the proceeds thereof do not and will not (a) violate any Requirement of Law or any Contractual Obligation of the Seller, (b) except as contemplated by this Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person or (c) result in the creation or imposition of any Lien on any asset of the Seller except as contemplated by the Facility Papers. (iv) Financial Information. (a) The audited consolidated balance sheet of the Seller and its consolidated Subsidiaries, if any, as at the date set forth in Appendix 2, Item 2.16.1.1 and the related audited consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, and the unaudited, management-prepared consolidated balance sheet of the Seller and its consolidated Subsidiaries, if any, as at the date set forth in Appendix 2, Item 2.16.1.2 and the related consolidated statements of income, retained earnings and cash flows for the period then ended, true copies of which have been previously delivered to the Agent and the Buyers, are complete and correct and fairly present the financial condition of the Seller and its consolidated Subsidiaries, if any, as at the date thereof and the results of operations and cash flows for each such period, in accordance with GAAP applied on a consistent basis. (b) The Seller has no material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that is not reflected in the most recent balance sheet

16-2 4926-6291-2684.5 referred to in Section 16.1(iv)(a) or will not be reflected in the most recent balance sheet delivered to the Agent and the Buyers pursuant to Section 17.1(i) or, if applicable, Section 17.1(ii). (c) Since the date of the most recent financial statements referred to in Section 16.1(iv)(a), no material adverse change has occurred in the business, financial condition or results of operations of the Seller. (v) No Material Litigation. There is no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Seller, threatened by or against the Seller, or against any of the Seller's properties or revenues which, individually or in the aggregate, if adversely determined, could have a Material Adverse Effect. (vi) Taxes. The Seller has filed or caused to be filed all income and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which the Seller has established adequate reserves in conformance with GAAP. (vii) Investment Company Act. The Seller is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. (viii) Subsidiaries; Ownership. Except as set forth in Appendix 1, Item 16.1.1, the Seller has no Subsidiaries. The issued and outstanding capital stock, membership interests or such other form of ownership interest, as applicable, of the Seller and its Subsidiaries is owned, beneficially and of record, by the Persons listed in Appendix 1, Item 16.1.2 in the amounts and percentage interests set forth opposite such Persons' names. (ix) Use of Proceeds. The Purchase Price proceeds of all Transactions entered into under the various Sublimits hereunder shall be used by the Seller solely for the purpose of originating or acquiring Eligible Loans of an Approved Loan Type. (x) ERISA. There have been no ERISA Events that are continuing and either singly or in the aggregate would reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Seller, each Pension Plan has been administered in accordance with the applicable provisions of ERISA and the Code, and there are no pending or, to the best knowledge of the Seller, threatened claims, actions or lawsuits, or action by a Governmental Authority, with respect to any Pension Plan (other than claims for benefits and funding obligations in the ordinary course and PBGC premiums due but not delinquent), except, in each case, where such non-compliance, claim, lawsuit or action either singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No termination of a Pension Plan has occurred, and no Lien in favor of the PBGC or a Pension Plan has arisen, which, in each case, would reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by an amount that would reasonably be expected to have a Material Adverse Effect. The Seller and each ERISA Affiliate have met all applicable requirements under the Pension Funding Rules with respect to each Pension Plan except where the failure to meet such requirements would not reasonably be expected to have a Material Adverse Effect. Neither the Seller nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect. (xi) Agency Approvals; Compliance with Agency Guides. The Seller is an approved seller(issuer)/servicer and an approved lender of the Agency(ies) set forth in Appendix 1, Item 16.1.3, in each case, in good standing. Further, the Seller is in compliance with the terms and requirements of each Agency Guide applicable to it, and the Seller is duly qualified and licensed as a mortgage banker or mortgage broker in each jurisdiction where such qualification is required in order for the Seller to transact its business as presently conducted or proposed to be conducted.

16-3 4926-6291-2684.5 (xii) Principal Place of Business. The Seller's principal place of business and chief executive office and the place where its records concerning the Purchased Loans are kept and the Seller's organizational number are set forth in Appendix 1, Item 16.1.4. (xiii) Seller's Legal and Trade Names. Except as set forth in Appendix 1, Item 16.1.5, the Seller has not changed the name of the Seller indicated on the public record of the Seller's jurisdiction of organization or used or transacted business under any fictitious or trade name in the five-year period preceding the effective date set forth in Appendix 1. (xiv) Anti-Terrorism Laws. (a) Neither the Seller nor any Affiliate of the Seller is in violation of any Anti- Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. (b) Neither the Seller nor any Affiliate of the Seller, or their respective agents acting or benefiting in any capacity in connection with any of the Facilities or other transactions hereunder, is any of the following (each a "Blocked Person"): (1) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (2) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (3) a Person or entity with which any bank or other financial institution is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (4) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in Executive Order No. 13224; (5) a Person or entity that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (6) a Person or entity who is affiliated with a Person or entity listed above. Neither the Seller nor, to the knowledge of the Seller, any of its agents acting in any capacity in connection with any of the Facilities or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224. (xv) No Agreements for Redemption. The Seller is not subject to any agreement (including, without limitation, a stockholders' agreement, members' agreement or similar agreement) that would obligate the Seller to purchase or redeem any of its capital stock, membership interests or other ownership interests, as applicable, under any circumstances. Further, no capital stock, membership interest or other ownership interest, as applicable, of

16-4 4926-6291-2684.5 the Seller is otherwise redeemable at the option of the holder thereof, upon any specified event, or upon any date certain. (xvi) U.S. Person; Not an Affected Financial Institution. The Seller and each Guarantor are U.S. Persons, and neither the Seller nor any Guarantor is an Affected Financial Institution. 16.2 Special Representations and Warranties Relating to the Purchased Loans. As of the related Purchase Date, for each Purchased Loan the Seller makes the following representations and warranties to the Agent and each Buyer: (i) Each Purchased Loan is an Eligible Loan and all statements set forth in Schedule EL with respect thereto are true and correct. (ii) Each Purchased Loan will on the Purchase Date therefor meet the requirements for an Approved Loan Type of Eligible Loan. (iii) The Seller has delivered (or caused to be delivered) to the Agent a Purchase Request covering each Purchased Loan to be purchased. The information with respect to each Purchased Loan set forth in the related Purchase Request and the Loan Schedule a part thereof was, is and/or shall be (as applicable) true, correct and complete in all material respects as of the date of such Purchase Request and Loan Schedule and as of the Purchase Date. (iv) All Required Documents for each Purchased Loan (except Wet Mortgage Loans) will be transmitted as of the applicable Purchase Date to the Agent or its designee with the Purchase Request with which it is submitted for purchase. (v) The Seller is the sole legal and equitable owner (except in the case of MERS Designated Loans, as to which MERS, as nominee for the Seller and its successors and assigns, is the record owner), free and clear of all Liens other than Permitted Encumbrances, of all Eligible Loans to be sold to the Buyers by the Seller pursuant to this Agreement. (vi) Immediately prior to the sale of each Purchased Loan to the Buyers, the Seller had good and marketable title to such Purchased Loan and the full right, power and authority to sell each Purchased Loan to the Buyers; immediately upon the funding of the Transaction with respect thereto on the related Purchase Date, the Seller has sold all of the Seller's right, title and interest in each Purchased Loan to the Buyers and the Buyers are the owners thereof; and each Purchased Loan sold and to be sold to the Buyers by the Seller under this Agreement or pursuant to it may be further sold, resold, assigned and reassigned to any Person or Persons without any requirement for the further consent of the Seller or the consent of any other party to any of the Loan Papers or obligated in respect of any Purchased Loan, subject to the obligation to reconvey such Purchased Loan pursuant to Article 4 hereof. (vii) Each of the Purchased Loans sold to the Buyers by the Seller (and its Loan Papers and, if applicable, each Agency MBS): (a) complies in all material respects with all of the requirements of this Agreement and all Requirements of Law relating to each Purchased Loan and Agency MBS, including, without limitation, with respect to the origination, issuance and administration thereof; (b) unless such Purchased Loan is an Aged Mortgage Loan or a Seasoned Mortgage Loan, complies in all material respects with the terms and requirements of each Agency Guide applicable thereto, including, without limitation, with respect to the origination, issuance and administration thereof; and (c) is genuine in all respects, as appearing on its face or as represented in the books and records of the Seller, and is what it purports to be. (viii) At all times such Purchased Loan will be free and clear of all liens, encumbrances, charges, rights and interests of any kind (other than Investor Commitments), except Permitted Encumbrances, the Buyers' first priority perfected ownership interests, and Liens in favor of the Agent and the Buyers hereunder. (ix) The Seller has complied in all material respects with: (a) all of the requirements in this Agreement and all Requirements of Law relating to each Purchased Loan, and if applicable, each Agency MBS; and

16-5 4926-6291-2684.5 (b) except with respect to a Purchased Loan that is an Aged Mortgage Loan or a Seasoned Mortgage Loan, all terms and requirements of all Agency Guides relating to each Purchased Loan, and if applicable, each Agency MBS. (x) Except with respect to a Purchased Loan that is an Aged Mortgage Loan or a Seasoned Mortgage Loan, the Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Premises or the Customer in respect of any Purchased Loan (other than the Customer's credit standing) that can reasonably be expected to cause private institutional investors that regularly invest in Mortgage Loans similar to such Purchased Loan to regard such Purchased Loan as an unacceptable investment or adversely affect the value or marketability of such Purchased Loan to other similar institutional investors. (xi) The Seller used no selection procedures that identified the Eligible Loans relating to a Transaction as being less desirable or valuable than other comparable assets in the Seller's portfolio on the related Purchase Date, and no Purchased Loan was selected for inclusion in a Transaction on any basis that was intended to adversely affect the Buyers or the Agent.

17-1 4926-6291-2684.5 17 Affirmative Covenants The Seller agrees that, for so long as either (i) there are any Purchased Loans that have not been repurchased by the Seller or (ii) any of the Obligations remain to be paid or performed under this Agreement or any of the other Facility Papers: 17.1 Reports to the Agent and the Buyers. The Seller shall furnish or cause to be furnished to the Agent and each Buyer: (i) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Seller, an audited consolidated balance sheet of the Seller and its consolidated Subsidiaries, if any, as at the end of such year and the related audited consolidated statement of income, and audited consolidated statements of retained earnings and cash flows of the Seller and its consolidated Subsidiaries, if any, for such fiscal year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of the Seller's independent public accountants, which accountants shall be acceptable to the Agent; provided that Ernst & Young LLP or another nationally- recognized accounting firm shall be deemed to be acceptable to the Agent. Such accountants' report shall be unqualified as to scope of audit (which audit shall occur no less than annually) and shall not be qualified as to going concern (except solely due to the maturity of indebtedness becoming due within one year where such indebtedness is expected to be refinanced), and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of the Seller and its consolidated Subsidiaries, if any, in accordance with GAAP consistently applied. (ii) Monthly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each calendar month, a consolidated balance sheet of the Seller and its consolidated Subsidiaries, if any, as at the end of such calendar month and the related consolidated statements of income and retained earnings of the Seller and its consolidated Subsidiaries, if any, for such calendar month and the portion of the fiscal year ended at the end of such calendar month, all in reasonable detail and certified by the chief financial officer, controller, or other executive officer of the Seller that they are complete and correct and that they present fairly the financial condition as at the end of such month, and the results of operations and cash flows for such month and such portion of the fiscal year, of the Seller and its consolidated Subsidiaries, if any, in accordance with GAAP consistently applied (subject to normal year-end adjustments). The Seller shall include in such financial statements information on monthly production volume in dollars and units and on the Seller's servicing portfolio (if applicable), and further, shall detail any additional Liabilities incurred by the Seller on a Consolidated Basis during the reporting period. (iii) Compliance Certificate. Together with the financial statements required pursuant to subsections (i) and (ii) of this Section 17.1, a certificate (in substantially the form of Exhibit A) of the chief financial officer, controller, or other executive officer of the Seller (A) to the effect that, based upon a review of the activities of the Seller (and, as applicable, its consolidated Subsidiaries) and such financial statements during the period covered thereby, no Potential Default or Event of Default exists, or if a Potential Default or an Event of Default exists, specifying the nature thereof and the Seller's proposed response thereto, and (B) demonstrating in reasonable detail whether there has been compliance as at the end of such fiscal year or such month with the applicable financial covenants set forth in Section 18.19. (iv) Notice of Default. Promptly after the occurrence of a Potential Default or an Event of Default, a certificate of the chief financial officer, controller, or other executive officer of the Seller specifying the nature thereof and the Seller's proposed response thereto. (v) Loss Qualification. Promptly and in any event within one (1) Banking Day after an Authorized Seller Representative obtains actual knowledge of any Purchased Loan ceasing to be an Eligible Loan, notice of such occurrence. (vi) Secondary Market Position Reports. If any Mortgage Loan is not sold to an Approved Investor on a "best efforts" basis, on Monday of each week, and on such other days as the Agent may reasonably request, a secondary market position report prepared by the Seller, in the form of and containing the information required by the

17-2 4926-6291-2684.5 Agent or such Buyer, including without limitation, detailed loan/investor information, together with weighted average commitment value, dated as of the Friday preceding such Monday or as of such other day. (vii) Delinquency Reports. Prompt notice if any of the Purchased Loans become In Default. (viii) Litigation. Promptly after the occurrence thereof and in any event within five (5) days after the Seller knows or has reason to know of the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against the Seller or any material property of the Seller, in each case if such action, suit, proceeding, investigation or arbitration, individually or together with one or more other actions, suits, proceedings, investigations or arbitrations, could result in liabilities to the Seller in excess of a Material Amount. (ix) Material Adverse Conditions. Prompt notice of any condition, development or event that has or results in, or could reasonably be expected to have or result in, a Material Adverse Effect. (x) Mergers and Acquisitions. Promptly, upon entering into any agreement to purchase or acquire, or permitting any of its Subsidiaries to enter into any agreement to purchase or acquire, any or all of the assets or business of any Person (whether such purchase or acquisition shall be by means of merger, stock purchase, asset purchase or otherwise), notice thereof, together with a copy of the agreement. (xi) Other Liabilities. Promptly, upon creating, incurring, assuming, suffering to exist or otherwise becoming liable in respect of, or permitting any of its Subsidiaries to create, incur, assume, suffer to exist or otherwise become liable in respect of, any Liabilities (including any new warehouse funding, servicing rights-secured, or servicing advances-secured facility) in an aggregate principal amount exceeding the amount as set forth in Appendix 2, Item 2.17.1.1 annually (other than Permitted Indebtedness), notice thereof. At the Agent's request, the Seller also shall deliver to the Agent copies of the evidence of such indebtedness and other material documentation related thereto. (xii) Formation of Subsidiaries. Promptly upon forming any Subsidiary, notice thereof, together with written disclosure of whether such Subsidiary is a Wholly-Owned Subsidiary and copies of such Subsidiary's organizational documents. (xiii) Other Information. Promptly, such additional financial and other information, including financial statements of the Seller, each Guarantor or any Approved Investor (other than an Agency), and such information regarding the Purchased Loans as any Buyer, through the Agent, may from time to time reasonably request, including such information as is necessary for such Buyer to grant participations in its interests in Transactions hereunder. (xiv) Servicing Valuations and Reports. (a) If identified in Appendix 1, Item 17.1.3 as applicable, as soon as available, and in any event no later than within the period set forth in Appendix 1, Item 17.1.4, a report of the value of the Seller's servicing portfolio, as determined by an independent third party acceptable to the Agent, and the delinquencies of such portfolio. (b) If identified in Appendix 1, Item 17.1.3 as applicable, as soon as available and in any event no later than within the period set forth in Appendix 1, Item 17.1.4, an internally-prepared valuation of the Seller's servicing portfolio, together with information on such portfolio's defaults, run-offs, and similar characteristics, and such other information as may be reasonably requested by the Agent regarding such portfolio. (xv) Changes in Accounting; Fiscal Year. Promptly after making any significant changes in accounting treatment or reporting practices, or promptly after changing its fiscal year to end on a day other than the date set forth in Appendix 1, Item 17.1.5, notice of such events. If the Seller changes its fiscal year, the Seller also shall provide to the Agent such financial and other information as the Agent shall reasonably request in connection with such change (including, without limitation, an interim audited financial statement), it being acknowledged by the

17-3 4926-6291-2684.5 Seller that the Agent desires to have an audited financial statement of the Seller covering each 12-month period that the Repurchase Facility is in place. (xvi) Beneficial Ownership. Upon request of the Agent or any Buyer, a Beneficial Ownership Certification, and any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification. 17.2 Maintenance of Existence and Properties; Compliance with Laws; Maintenance of Agency Status. The Seller shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its legal existence and all rights, privileges, licenses, approvals, franchises, properties and assets material to the normal conduct of its business; comply, and cause each of its Subsidiaries to comply, in all material respects with all Contractual Obligations and Requirements of Law, except when the failure to so comply would not have a Material Adverse Effect; maintain at all times its status as an approved seller(issuer)/servicer or an approved lender, as the case may be, of each Agency set forth in Appendix 1, Item 16.1.3 in good standing; and comply with the terms and requirements of each Agency Guide applicable to it. The Seller will, and will cause each Subsidiary to, comply in all material respects with all Anti- Corruption Laws and applicable Sanctions. The Seller will maintain in effect and enforce policies and procedures designed to ensure compliance by the Seller, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 17.3 Inspection of Property; Books and Records. The Seller shall keep, and cause each of its Subsidiaries (if any) to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Agent (at no cost to the Seller unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and upon reasonable advance notice, and to discuss the business, operations, properties and financial and other condition of the Seller and its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants; provided, that such inspections shall be limited to no more than two (2) times per year so long as no Event of Default has occurred and is continuing. From time to time, the Agent will be allowed to conduct, at the Seller's expense, financial, compliance and operational audits at the Seller's office during normal business hours, as well as the Agent's periodic audit of the Seller's operations and the Purchased Loans (including, without limitation, periodic third party audits requested by the Agent and/or satisfactory internal reviews of the Seller conducted by the Agent), and the Seller shall pay the reasonable and documented fees and costs associated with all such audits; provided, that so long as no Event of Default has occurred and is continuing, the Seller shall be obligated to reimburse costs and expenses with respect to not more than two (2) such audits per calendar year. 17.4 Insurance. The Seller shall maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries (if any), against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance and in such amounts acceptable under Agency guidelines and acceptable to the Agent and with a minimum term of one year, and furnish the Agent on request (i) copies of all policies (each of which shall be issued by a company reasonably acceptable to the Agent, contain a provision for thirty (30) days prior written notice to the Agent of any cancellation, non-renewal or modification thereof, name the Agent, for the benefit of itself and the Buyers, as an additional insured, and, unless not permitted under the applicable policy, name the Agent, for the benefit of itself and the Buyers, as direct loss payee with right of action) at the following address: Truist Bank, individually and as Agent Mortgage Warehouse Lending The address set forth in Appendix 1, Item 24.2 together with proof of payment of the applicable premiums and (ii) full information as to all such insurance. The Seller shall at all times maintain a fidelity bond with, among other things, such endorsements as the Agent shall request, including, without limitation, an endorsement for theft of warehouse provider's money and collateral, covering all employees who handle money or documents in an amount and issued by a company acceptable to the Agent,

17-4 4926-6291-2684.5 naming the Agent, for the benefit of itself and the Buyers, as the "direct loss payee with right of action" and protecting the Agent and the Buyers against loss due to double selling, assigning or transferring or other fraud involving the Purchased Loans. 17.5 Payment of Taxes and Claims. The Seller shall pay, and cause each of its Subsidiaries (if any) to pay, (i) all income and other material taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all genuine claims (including claims for labor, materials, supplies or services) that might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Seller or such Subsidiary has maintained adequate reserves in accordance with GAAP with respect thereto or has posted a bond in respect thereof satisfactory to the Agent. 17.6 Other Accounts. The Seller shall maintain the Administrative Account, the Investor Funding Account, the Loan Funding Account, the Self-Funding Account, the Operating Account, and the Cash Collateral Account, as applicable, with the Agent, which accounts shall be maintained in a manner acceptable to the Agent. The Seller further agrees that it shall at all times maintain in the Operating Account (a) sufficient funds to pay the difference between (i) the amount of all items drawn on the Loan Funding Account, including wire transfers to originate or acquire Mortgage Loans to be sold to the Buyers, and (ii) the amount of the Purchase Price, if any, paid by the Buyers, which proceeds the Seller acknowledges that the Buyers are not obligated to pay unless and until all conditions thereto as set forth in Article 15 have been satisfied by the Seller, and (b) sufficient funds to pay, as required by Section 20.6, the difference (if negative) between (i) the sale proceeds received in the Investor Funding Account from the purchaser of any Purchased Loan or Agency MBS, as applicable, and (ii) the full amount of the Repurchase Price(s) owed to the Buyers for such Purchased Loan or for all of the Purchased Loans supporting such Agency MBS, as applicable. The Seller further acknowledges and agrees that neither the Agent nor any Buyer shall be obligated to pay any items at any time drawn on any of the Seller's accounts maintained with the Agent if such payment would result in an overdraft in any such account and that neither the Agent nor any Buyer shall incur any liability to the Seller or any other Person for refusing to make any such wire transfer or for returning unpaid any such items. For the avoidance of doubt, except as expressly provided in this Agreement, the Seller shall retain ordinary-course access to the Operating Account and the Self-Funding Account, and no "blocked" status or suspension of the Seller's direction shall apply to the Operating Account or the Self-Funding Account, unless an Event of Default has occurred and is continuing. 17.7 Further Documents. The Seller shall execute and deliver or cause to be executed and delivered to the Agent from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as the Agent may reasonably request, that are in the Agent's reasonable judgment necessary or desirable to obtain for the Agent and the Buyers the benefit of the Facility Papers. 17.8 Operational Procedures. The Seller shall follow and abide by the operational procedures set forth in the Procedural Manual. 17.9 Closing Instructions. The Seller's closing instructions shall require all closing agents to return all funds to the Agent if the closing does not take place as scheduled, which instructions shall be signed by each closing agent and returned with the closing package to the Seller (unless otherwise directed by the Agent, the Seller shall be required to include such signed instructions in the closing package to the closing agents). 17.10 ERISA. The Seller shall, and to the extent practicable shall cause each of its ERISA Affiliates to: (a) maintain each Pension Plan in compliance with the applicable provisions of ERISA, the Code and other applicable federal or state law; and (b) make all required contributions to any Pension Plan subject to Section 412 or Section 430 of the Code and all contributions required of the Seller and its ERISA Affiliates to any Multiemployer Plan subject to Section 431 of the Code; except in each such instance in clause (a) or (b) where the failure to do so, either singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

17-5 4926-6291-2684.5 17.11 Promptly Correct Escrow Imbalances. By no later than seven (7) Banking Days after learning (from any source) of any material imbalance in any escrow account(s) maintained by the Seller, the Seller will fully and completely correct and eliminate such imbalance. 17.12 MERS. The Seller will: (i) be a "Member" (as defined in the MERS Procedures Manual) in the MERS® System; (ii) maintain the Electronic Tracking Agreement in full force and effect and timely perform all of its obligations thereunder; (iii) provide the Agent with copies of any new MERS Procedures Manual or agreement or any amendment, supplement or other modification of any MERS Procedures Manual or agreement (other than the Electronic Tracking Agreement); (iv) not amend, terminate or revoke, or enter into any agreement that is inconsistent with or contradicts any provision of, the Electronic Tracking Agreement; (v) identify to the Agent each Purchased Loan that is registered in the MERS® System, at the earlier of the time it is so registered or the time it is purchased or deemed purchased hereunder, as so registered; (vi) (a) within seven (7) days after the Purchase Date for any Purchased Loan, transfer beneficial ownership of such Purchased Loan to the Agent on behalf of the Buyers as "Interim Funder" (as such term is defined in the Electronic Tracking Agreement) or as any other category, as the Agent may deem necessary and proper, on the MERS® System; or (b) at the request of the Agent, take such actions as may be requested by the Agent to de-register or re-register any Purchased Loan on, or withdraw any Purchased Loan from, the MERS® System; (vii) provide the Agent with copies of any or all of the following reports with respect to the Purchased Loans registered on the MERS® System at the request of the Agent: (a) Co-existing Security Interest (MERS form IA); (b) Release of Security Interest by Interim Funder (MERS form IB); (c) Interim Funder Rejects (MERS form IC); (d) Paid in Full Verification (MERS form DK); and (e) such other reports as the Agent may reasonably request to verify the status of any Purchased Loan on the MERS® System; and (viii) notify the Agent of any withdrawal or deemed withdrawal of the Seller's membership in the MERS® System or any deregistration of any Purchased Loan previously registered on the MERS® System. 17.13 Special Affirmative Covenants Concerning Purchased Loans. (i) The Seller will defend the right, title and interest of the Agent and the Buyers in and to the Purchased Loans against the claims and demands of all Persons whomsoever. (ii) The Seller will ensure that the Mortgaged Premises securing each Purchased Loan are continuously insured against casualty loss as follows: (a) the Seller shall cause to be maintained with respect to each Purchased Loan, one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and

17-6 4926-6291-2684.5 extended coverage insurance policy that is customarily required by other creditors for residential real estate located in the same general geographic area and state that secures that Purchased Loan, issued by a company authorized to issue such policies in the state in which the related residential real estate is located and in an amount not less than (x) the maximum insurable value of the improvements to such residential real estate or (y) the principal balance due from the Customer(s) under the related Purchased Loan, whichever is less; provided, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any coinsurance clause for partial losses, although such Hazard Insurance Policies may provide for customary deductible amounts. Each Hazard Insurance Policy shall contain a standard loss payee clause in favor of the Seller and its successors and assigns. If any Customer obligated on any Purchased Loan fails to pay any premiums on the Hazard Insurance Policy for the related property, the Seller shall pay such premiums out of its own funds and may separately add the amount so paid to the applicable Customer's obligation as provided by the relevant Loan Papers, but shall not add that amount to the remaining principal balance of that Purchased Loan; and (b) the Seller may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Mortgaged Premises pursuant to Section 17.13(ii)(a), and shall, to the extent that the related Loan Papers do not require the Customer(s) obligated on them to maintain a Hazard Insurance Policy with respect to the related Mortgaged Premises, maintain one or more blanket insurance policies covering losses on the Seller's interest in the Purchased Loans resulting from the absence or insufficiency of individual Hazard Insurance Policies. The Seller shall pay the premium for such policy on the basis described therein and shall pay from its own funds any deductible amount with respect to claims under such blanket insurance policy relating to the Purchased Loans. However, the Seller shall not be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to Section 17.13(ii)(a). If the insurer under such blanket insurance policy shall cease to be acceptable to the Agent, the Seller shall exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to such policy. 17.14 Cash Collateral Account. The Seller shall maintain the Cash Collateral Account with the Agent, which account(s) shall at all times be maintained in a manner acceptable to the Agent. On or before the date set forth in Appendix 2, Item 2.17.14.1, the Seller shall deposit no less than the amount set forth in Appendix 2, Item 2.17.14.2 (the "Minimum Balance") into the Cash Collateral Account. If at any time after such date, and for whatever reason, the funds on deposit in the Cash Collateral Account shall be less than the Minimum Balance, the Seller shall immediately deposit additional funds in the Cash Collateral Account to bring the balance thereof to an amount that is no less than the Minimum Balance. 17.15 Certificating Custodian; Custodial Account. The Seller shall provide the Agent with at least sixty (60) days prior written notice of any proposed initial appointment of, or change in, as applicable, the Certificating Custodian, and in connection therewith, if the Agent's consent to such initial appointment or change, as applicable, is given, the Seller shall make any revisions to its warehousing procedures that are requested by the Agent or that are required to satisfy the Agent's operations policies in place at such time, including, if requested or required by the Agent, furnishing or causing to be furnished to the Agent custodial and/or intercreditor agreements, in form and substance satisfactory to the Agent, from the Seller's proposed Certificating Custodian. Further, if applicable, the Seller shall at all times maintain the Custodial Account in a manner acceptable to the Agent and comply with its obligations under the Master Custodial Agreement. 17.16 Intercreditor Agreements. With respect to any mortgage loan warehouse facility or other similar financing obtained by the Seller (other than the Repurchase Facility), if requested by the Agent in its reasonable discretion, the Seller shall use commercially reasonable efforts to cause the provider of such mortgage loan warehouse facility to enter into an Intercreditor Agreement with the Agent, in form and substance reasonably satisfactory to the Agent. The Seller acknowledges that, as of the effective date set forth in Appendix 2, the Intercreditor Agreement(s), if any, listed in Appendix 2, Item 2.17.16.1, are in place and are applicable to the Repurchase Facility. 17.17 Post Closing. The Seller shall deliver to the Agent each of the items identified in Appendix 1, Item 17.17.1 within the time period specified therefor as set forth in Appendix 1, Item 17.17.1.

18-1 4926-6291-2684.5 18 Negative Covenants The Seller agrees that until all of the Purchased Loans have been repurchased by the Seller and none of the Seller's Obligations remain to be paid or performed under this Agreement or any of the other Facility Papers, the Seller shall not, either directly or indirectly: 18.1 Liens. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon any of its Mortgage Loans (including, without limitation, the Purchased Loans) or any properties, assets, or revenues related to its Mortgage Loans, in each case whether now owned or hereafter acquired, except (the Liens described in the following clauses (i) through (iii), collectively, the "Permitted Liens"): (i) Liens created or permitted by this Agreement or any of the other Facility Papers, including without limitation, Permitted Encumbrances; (ii) Liens created under any of the Other Approved Facility Papers, if any; provided, that notwithstanding anything to the contrary contained herein, such Liens shall not encumber at any time any properties, assets or revenues of the Seller which are purchased by the Buyers under this Agreement and/or otherwise secure the Obligations pursuant to the Facility Papers and none of such Liens shall be a "blanket" lien or security interest on the Seller's other assets; or (iii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided, that adequate reserves with respect thereto are maintained on the books of the Seller in conformity with GAAP. 18.2 Other Indebtedness. Create, incur, assume, suffer to exist, guarantee, or otherwise become liable in respect of any Liabilities in excess of the amount set forth in Appendix 2, Item 2.17.1.1 in the aggregate annually, except (the Liabilities described in the following clauses (i) through (vii), "Permitted Indebtedness"): (i) the Other Approved Facilities; (ii) Liabilities pursuant to the Pulte Tax Sharing Agreement for the Seller to distribute to Parent the Seller's allocable share of Parent's consolidated income and similar taxes; (iii) Liabilities in respect of any exchange traded or over the counter derivative transaction or any Hedging Arrangement entered into in the ordinary course of business and not for speculative purposes; (iv) contingent repurchase obligations arising out of loan sale representations and warranties; (v) guarantees, endorsements, and other secondary or contingent Liabilities that the Seller incurs with respect to the obligations of any other Person, as long as such guarantees, endorsements, and other secondary or contingent Liabilities are one (or more) of the following: (a) endorsements for deposit in the ordinary course of business; (b) guarantees required by an Approved Investor or Agency in the ordinary course of business in connection with an application of an Ordinary Course Subsidiary to sell to, service for, or otherwise transact business with such Approved Investor or Agency; or (c) the Seller's guarantee of obligations of any Ordinary Course Subsidiary of the Seller, as long as (I) such obligations are included in the Total Liabilities of the Seller on a Consolidated Basis, and (II) such Ordinary Course Subsidiary incurs such obligations under a mortgage loan warehouse line of credit, repurchase facility, participation facility, purchase-and-sale facility, similar mortgage loan warehouse funding facility, or other credit facility that, in each case, would be an Other Approved Facility under this Agreement if such facility were entered into directly by the Seller rather than by such Ordinary Course Subsidiary;

18-2 4926-6291-2684.5 (vi) guaranties by the Seller of any other Liabilities of another Person not in excess of Ten Million Dollars ($10,000,000.00) individually or in the aggregate; or (vii) current trade payables, other accounts payable, tax liabilities, and expense accruals, in each case incurred or recorded in the ordinary course of the Seller's business. Without limiting the foregoing, any new mortgage loan warehouse line of credit, repurchase facility, participation facility, purchase-and-sale facility, or similar mortgage loan warehouse funding facility of the Seller (or the Seller's guarantee of any such facility of an Ordinary Course Subsidiary of the Seller), and any new credit facility of the Seller that is secured primarily by the Seller's mortgage servicing rights and/or the Seller's mortgage servicing advance receivables (or the Seller's guarantee of any such facility of an Ordinary Course Subsidiary of the Seller), shall be deemed to be an "Other Approved Facility" for purposes of this Agreement, and shall not require the Agent's or the Required Buyers' prior written consent, so long as (A) the Seller enters into (or guarantees, if applicable) such warehouse funding, servicing rights-secured, or servicing advances-secured facility without breaching any of the covenants set forth in this Agreement (including, without limitation, the covenants set forth in Sections 18.1(ii) and 18.19 of this Agreement) or otherwise violating the terms of this Agreement; (B) no Potential Default or Event of Default shall exist at the time the Seller enters into (or guarantees, if applicable) such warehouse funding, servicing rights-secured, or servicing advances-secured facility; (C) no Potential Default or Event of Default shall be caused by the Seller entering into (or guaranteeing, if applicable) such warehouse funding, servicing rights-secured, or servicing advances-secured facility; and (D) the Seller complies with the notice requirements set forth in Section 17.1(xi) in connection with its entering into (or guaranteeing, if applicable) such warehouse funding, servicing rights-secured, or servicing advances-secured facility. 18.3 Change of Business. Engage in or permit any Subsidiary to engage in any type of business that is unrelated to the mortgage banking and lending business and the servicing of Mortgage Loans or any other types of business customarily engaged in by other Persons in the mortgage banking business. 18.4 Change of Control. Suffer or permit any Change of Control. 18.5 Fundamental Changes. Merge into or consolidate with any other Person (including, in each case, pursuant to a Delaware LLC Division), or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (including, in each case, pursuant to a Delaware LLC Division, and whether in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired), or purchase all or substantially all of the assets of another Person, or liquidate or dissolve; provided, that if at the time thereof and immediately after giving effect thereto, no Potential Default or Event of Default shall have occurred and be continuing, the Seller may merge with a Person if the Seller is the surviving Person, or may purchase all or substantially all of the assets of another Person. 18.6 Investments. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person (collectively, "Investments"), except: (i) Mortgage Loans made in the ordinary course of the Seller's business, and related mortgage- backed securities; (ii) extensions of trade credit and accounts receivable generated in the ordinary course of business; (iii) Investments as reflected in the most recent financial statement referenced in Section 16.1(iv)(a); (iv) Investments in cash or Cash Equivalents; (v) Investments in Marketable Securities that are made in the ordinary course of the Seller's business for treasury management purposes; provided, that prior to and immediately after giving effect to any such Investment, no Potential Default or Event of Default shall have occurred and be continuing;

18-3 4926-6291-2684.5 (vi) Hedging Arrangements entered into by the Seller to protect the Seller and the Agent against changes in the value of its Mortgage Loans or any of its other assets; (vii) investments in any existing Subsidiary and formation of new Subsidiaries; provided, however, that the Seller shall not invest in or form any new Subsidiary if such investment or formation (or the capital contribution made by the Seller in connection with such investment or formation) has, or reasonably would be likely to have, a Material Adverse Effect on the Seller; (viii) investments made in Affiliates in the ordinary course of the Seller's business as currently conducted; provided, however, that the Seller shall not make any such investment if such investment has, or reasonably would be likely to have, a Material Adverse Effect on the Seller; (ix) any acquisition of securities or evidences of indebtedness of others when acquired by the Seller in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of the Seller; (x) any acquisition of another Person by merger (if the Seller is the surviving Person) or purchase of all or substantially all of the assets of another Person, in each case if permitted by Section 18.5; and (xi) loans, advances or commission draws to employees, officers, directors or managers of the Seller in the ordinary course of business for travel, relocation and related expenses. 18.7 Guarantees. Guarantee, endorse or otherwise become secondarily liable for or upon the obligations of any other Person, except as permitted by Section 18.2. 18.8 Restrictive Agreements. Enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon the ability (i) of the Seller to create, incur or permit any Lien upon the Purchased Loans in favor of the Agent and/or the Buyers, whether now owned or hereafter acquired, or (ii) of any Subsidiary to declare or pay dividends or distributions, as applicable, or to make loans or other advances to the Seller, directly or indirectly. 18.9 Payment of Dividends and Other Payments. (i) Declare or pay any dividend or distribution, as applicable, on its capital stock, membership interests or such other form of ownership interest, now or hereafter outstanding (except dividends or distributions payable solely in shares of the capital stock, additional membership interests or additional ownership interests, as applicable, of the Seller), or make any other distribution to its owners, whether in cash, property or securities unless, in each instance, the Seller is in compliance with the financial covenants contained in Section 18.19 and all other covenants contained herein, both before and after giving effect thereto, and no Potential Default or Event of Default has occurred and is continuing, or would result after giving effect thereto; or (ii) Purchase or redeem any of its capital stock, membership interests or other ownership interests, as applicable, unless, in each instance, the Seller is in compliance with the financial covenants contained in Section 18.19 and all other covenants contained herein, both before and after giving effect thereto, and no Potential Default or Event of Default has occurred and is continuing, or would result after giving effect thereto. 18.10 Transactions with Affiliates. Enter into, or permit any of its Subsidiaries directly or indirectly to enter into, any transaction (including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service) with any Affiliate, except for (i) Affiliate transactions conducted on terms, in each instance, that are not less favorable to the Seller or such Subsidiary than those that might be obtained at the time from Persons which are not Affiliates; or (ii) Affiliate transactions that are ordinary and customary in the historical practice of the Seller or such Subsidiary or in the mortgage lending industry generally and that could not reasonably be expected to have a Material Adverse Effect on the Seller (on either an individual or an aggregate basis). For the avoidance of doubt, the Agent and the Buyers consent to (a) to the extent permissible under Section 18.9 above, the Seller's distribution to Parent, under the Pulte Tax Sharing Agreement, of the Seller's allocable share of

18-4 4926-6291-2684.5 Parent's consolidated income and similar taxes, and (b) the Seller maintaining the Pulte Repurchase Facility and the Pulte Revolving Credit Facility with Parent on terms and conditions that are customary and substantially similar to the historical terms and conditions for each such credit facility. 18.11 Effectiveness of Investor Commitments. Amend, void, reduce, modify, violate, terminate or commit any act that would in any way adversely affect any Investor Commitment covering a Purchased Loan; provided, however, that this Section shall not prohibit the Seller from substituting one Investor Commitment covering a Purchased Loan with another Investor Commitment covering the same Purchased Loan (which second Investor Commitment shall be acceptable to the Agent), as long as no Disqualifier exists with respect to such Purchased Loan or results from such substitution. 18.12 VA Guaranties and FHA Insurance. Commit any act that would invalidate any VA guarantee or FHA insurance relating to any Mortgage Loan constituting a Purchased Loan. 18.13 Transfer to Affiliates. Sell, assign or otherwise transfer any of its assets, or permit any of its Subsidiaries to sell, assign or otherwise transfer any of their respective assets, to any Affiliate of the Seller without the prior written consent of the Agent and the Required Buyers; provided, however, that the Agent and the Buyers consent to the Seller selling and/or pledging mortgage loans and related assets to Parent in connection with the Pulte Repurchase Facility, as long as such sale and/or pledge does not violate Section 18.1 above, and as long as the Seller makes such sale and/or pledge to Parent on terms and conditions that are customary and substantially similar to the terms and conditions of sales and/or pledges historically made by the Seller to Parent in connection with the Pulte Repurchase Facility. 18.14 Use of Proceeds. Use any or all of the proceeds of any Transaction (i) to purchase or carry Margin Stock or extend credit to others for the purpose of purchasing or carrying Margin Stock, (ii) in any manner that will violate or be inconsistent with the provisions of Regulation U, (iii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws (iv) in any Sanctioned Country, (v) for the purpose of funding or financing any Sanctioned Person, or (vi) in any transaction that would result in a violation of any Sanctions by any Person involved or participating in the transaction. 18.15 Change of Legal Name; Jurisdiction of Organization; Principal Place of Business and Chief Executive Office; Location of Records. Change its legal name unless it has given or caused to be given to the Agent at least thirty (30) days' prior written notice thereof. Change its jurisdiction of organization from the State set forth in Appendix 1, Item 18.15.1 or its principal place of business and chief executive office and the place where its records concerning the Purchased Loans are kept as set forth in Appendix 1, Item 16.1.4 unless it has given or caused to be given to the Agent at least thirty (30) days' prior written notice thereof and then, only if (i) the new jurisdiction and/or location is in the United States, and (ii) the Seller has taken all actions requested by the Agent to maintain the perfected interest in the Purchased Loans. 18.16 Amendments to Material Documents. Amend, waive any of its rights under, or otherwise modify its certificate or articles of incorporation or organization (as applicable), its bylaws or operating agreement (as applicable), any of its other organizational documents, or any material contract if, in any such case, any such amendment, waiver, or other modification would reasonably be expected to (a) cause a Material Adverse Effect with respect to the Seller, or (b) be materially adverse to the Agent or the Buyers. 18.17 Subordinated Debt. Make any payment to a Subordinated Creditor on any Subordinated Debt (a) which would cause a violation of the Subordination Agreement related to such Subordinated Debt, (b) which would cause a violation of any of the financial covenants contained in Section 18.19, or (c) if any Potential Default or Event of Default has occurred and is continuing or would result after giving effect thereto. Prior to making any such payment, the Seller shall provide the Agent with a certificate of the Seller's chief financial officer, controller, or other executive officer attesting, to the satisfaction of the Agent, that the Seller, following the making of such payment, will be in compliance with each of the foregoing financial covenants. No Subordination Agreement shall be amended, supplemented or restated without the prior written consent of the Agent, which consent may be withheld thereby, in its sole and absolute discretion.

18-5 4926-6291-2684.5 18.18 Reserved. 18.19 Financial Covenants. Cause or permit the violation of any of the following financial covenants: (i) Adjusted Tangible Net Worth. The Adjusted Tangible Net Worth of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, shall be not less than the amount set forth in Appendix 2, Item 2.18.19.1. (ii) Leverage Ratio. The Leverage Ratio of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, shall be not greater than the ratio set forth in Appendix 2, Item 2.18.19.2. (iii) Minimum Liquidity. The Liquidity of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, shall be not less than the amount set forth in Appendix 2, Item 2.18.19.3. (iv) Net Income. The net income of the Seller on a Consolidated Basis, determined in accordance with GAAP, for the period set forth in Appendix 2, Item 2.18.19.4, shall be not less than the amount set forth in Appendix 2, Item 2.18.19.5. (v) Other Financial Covenants. Any violation of or non-compliance with any of the additional financial covenants (if any) set forth in Appendix 2, Item 2.18.19.6. 18.20 Servicing Rights. At no time shall the Seller sell, transfer, assign, convey, pledge, mortgage or hypothecate or attempt to sell, transfer, assign, convey, pledge, mortgage or hypothecate any Servicing Rights related to the Purchased Loans to any Person other than the Agent, except as contemplated in the Investor Commitment which has been assigned to the Agent pursuant to this Agreement.

19-1 4926-6291-2684.5 19 Events of Default; Event of Termination 19.1 Events of Default. If one or more of the following events (each an "Event of Default") shall have occurred and be continuing, each shall be and constitute an Event of Default hereunder: (i) Payments. The Seller shall fail to make any payment of Repurchase Price when due or shall fail to pay within five (5) Banking Days after the due date therefor any Price Differential, Fees or other Obligations under any of the Facility Papers. (ii) Covenants Without Notice. The Seller shall fail to observe or perform any covenant or agreement contained in Sections 17.1(iv), 17.1(xi), 17.2 (solely with respect to the existence of the Seller), 17.4, 17.6, 17.7, 17.9, 17.11, 17.14, 17.15, 17.17, and Article 18 (other than Section 18.4); provided, that any violation of Section 18.1 that is attributable to the existence of an involuntary Lien on any Purchased Loan shall not constitute an Event of Default until thirty (30) days after the imposition thereof if at all times during such thirty (30) day period (i) the Seller is making a diligent effort by appropriate means to remove such Lien and (ii) such Lien does not have a Material Adverse Effect. (iii) Covenants With Five Day Grace Period. The Seller shall fail to observe or perform any covenant or agreement contained in Section 17.1 (other than those referred to in Section 19.1(ii)), 17.2 (other than with respect to the existence of the Seller, which is referred to in Section 19.1(ii)) 17.3, 17.5, 17.8, 17.10, 17.12, or 17.13, and such failure shall remain unremedied for five (5) Banking Days after oral notice thereof to an Authorized Seller Representative (which shall be confirmed in writing before the end of such five (5) Banking Day period). (iv) Covenants With Thirty Day Grace Period. The Seller shall fail to observe or perform any covenant or agreement contained in any Facility Papers, other than those referred to in Sections 19.1(i), 19.1(ii), 19.1(iii), and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) the Seller's obtaining knowledge thereof or (ii) written notice thereof shall have been given to the Seller by the Agent or any Buyer; provided, that (x) if such failure is capable of being remedied but only in a period of more than thirty (30) days, then such failure shall not constitute an Event of Default until ninety (90) days after the earlier of the above dates if the Seller is making a diligent effort by appropriate means to observe or perform such covenant and (y) failure to observe or perform such covenant does not have a Material Adverse Effect. (v) Representations. Any representation, warranty or statement made or deemed to be made by the Seller or any of its officers, managers or members or any Guarantor or any of its officers, managers or members or the Authorized Seller Representatives under or in connection with any Facility Papers shall have been inaccurate, incomplete or incorrect in any material respect (or, in the case of any representation or warranty qualified as to materiality, inaccurate, incomplete or incorrect in any respect) when made or deemed to be made. Notwithstanding the foregoing, if any representation or warranty about a particular Purchased Loan in Section 16.2 (a "Loan Level Representation") was when made, or has become, inaccurate, incomplete or incorrect, then that inaccuracy, incompletion or incorrectness will not constitute an Event of Default — although such inaccuracy, incompletion or incorrectness will cause the affected Purchased Loan to cease to be an Eligible Loan and the Seller shall be obligated to repurchase it from the Buyer promptly after learning from any source of its ineligibility — unless when such Loan Level Representation was made, an officer of the Seller had actual knowledge that it was being made and that it was inaccurate, incomplete or incorrect. In such event such inaccuracy, incompletion, or incorrectness will constitute an Event of Default. (vi) Defaults Under Other Agreements. The Seller or any Guarantor shall be in default under any note, indenture, repurchase agreement, loan agreement, credit facility, guaranty, swap agreement, or other contract which allows for an amount to be borrowed thereunder in excess of $10,000,000.00 (or the amount for which the Seller or such Guarantor otherwise may become obligated under such contract is in excess of $10,000,000.00, if such contract is a repurchase agreement or the Seller or such Guarantor otherwise is not a "borrower" under such contract), and such default (a) is a payment default, (b) results in the acceleration of the maturity of the liabilities thereunder by the holder of such liabilities or any other Person, or (c) results in such liabilities being required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to their stated maturity, in each case,

19-2 4926-6291-2684.5 unless there is a bona fide dispute with regard to such default which is being contested in good faith by the Seller or such Guarantor. (vii) Bankruptcy. The Seller or any Guarantor shall commence a voluntary case under the Bankruptcy Code; or any involuntary case is commenced against the Seller or any Guarantor and the petition is not dismissed within sixty (60) days after commencement of such case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Seller or any Guarantor; or the Seller or any Guarantor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against the Seller or any Guarantor any such other proceeding that remains undismissed for a period of sixty (60) days; or the Seller or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Seller or any Guarantor shall fail to pay, or shall state that it or he is unable to pay, or shall be unable to pay, its or his debts generally as they become due; or the Seller or any Guarantor shall call a meeting of its or his creditors with a view to arranging a composition or adjustment of its or his debts; or the Seller or any Guarantor shall by any act or failure to act indicate its or his consent to, approval of or acquiescence in any of the foregoing; or any corporate or other entity action is taken by the Seller or any Guarantor for the purpose of effecting any of the foregoing. (viii) Money Judgment. One or more judgments or orders for the payment of money in excess of $10,000,000.00 shall be rendered against the Seller or any Guarantor and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise). (ix) ERISA. Any ERISA Event or a Prohibited Transaction shall occur with respect to any Plan that would reasonably be expected to result in a Material Adverse Effect. (x) Dissolution; Death, etc. The Seller or any Guarantor that is not a natural person shall commence dissolution proceedings or otherwise shall cease operation of its business as conducted on the date hereof, or any Guarantor that is a natural person shall die or become incapacitated. (xi) Change of Control. Any Change of Control shall occur. (xii) Material Adverse Effect. A Material Adverse Effect shall have occurred. (xiii) Failure to Pass Audit. The Agent, in its reasonable discretion, shall be dissatisfied with the results of any operational or financial audit undertaken by it pursuant to Section 17.3; provided, however, that prior to such dissatisfaction constituting an Event of Default hereunder, the Agent and Seller shall work in good faith to devise a plan of remediation for the Agent's dissatisfaction with such audit results and the Agent shall provide Seller with a reasonable opportunity (not to exceed thirty (30) days from the date the plan of remediation becomes final unless expressly extended beyond such period by the Agent) to complete the plan of remediation and cure the Agent's dissatisfaction with such audit results (as determined in the Agent's reasonable, good faith discretion). (xiv) Interests in the Purchased Loans. The Agent and/or the Buyers, as applicable, shall cease for any reason (other than pursuant to the terms of this Agreement) to have valid, perfected and first priority ownership interests in the Purchased Loans, or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such ownership interests. (xv) Default Under Other Facility Papers. Any default or event of default shall occur under any of the other Facility Papers, subject to any applicable notice requirements and the expiration of any applicable grace periods provided therein. (xvi) Recharacterization of this Agreement. Either (i) this Agreement shall for any reason not cause, or shall cease to cause, the Buyers to be the owners of all Purchased Loans or, if recharacterized as a secured financing, secured parties with respect to all Purchased Loans, in each case, free of any adverse claim, liens and other rights of others (other than as granted or disclosed herein), (ii) if a Transaction is recharacterized as a secured financing, this

19-3 4926-6291-2684.5 Agreement and the other Facility Papers with respect to such Transaction shall for any reason fail or cease to create a valid and perfected first priority security interest in favor of the Agent, for the benefit of itself and the Buyers, in all of the related Purchased Loans for such Transaction, or (iii) if this Agreement or any other Facility Paper shall cease to be in full force and effect or if its enforceability is disputed or challenged by the Seller. For the avoidance of doubt, treatment by the Seller of the sale of the Purchased Loans as a secured financing for tax and/or accounting purposes shall not constitute an Event of Default under this clause (xvi). 19.2 Transaction and Commitment Termination. If an Event of Default shall have occurred and be continuing, then, at the option of the Agent (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Event of Default specified in Sections 19.1(vii) or (x)), the Agent may, and upon written request of the Required Buyers shall, terminate the Buyers' Commitments and declare, by written notice to the Seller, the Repurchase Date for each Transaction hereunder as deemed immediately to have occurred. 19.3 Termination by the Agent. If the Agent exercises or is deemed to have exercised the option to terminate Transactions referred to in Section 19.2, (i) the Seller's obligations hereunder to repurchase all Purchased Loans in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable Law, the Repurchase Price with respect to each Transaction shall be increased by the aggregate amount obtained by daily multiplication of (x) the Ceiling Rate by (y) the Purchase Price for such Transaction as of the Repurchase Date as determined pursuant to Section 19.2 (decreased as of any day by (A) any amounts retained by the Buyers with respect to such Purchase Price pursuant to clause (iii) of this Section 19.3, (B) any proceeds from the sale of Purchased Loans pursuant to clause (a) of Section 19.4(i), and (C) any amounts credited to the account of the Seller pursuant to clause (b) of Section 19.4(i)) on a three hundred sixty (360) day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by the Agent (on behalf of the Buyers) and applied to the aggregate unpaid Repurchase Prices owed by the Seller and (iv) the Seller shall immediately deliver to the Agent any documents and Purchased Loans Records relating to Purchased Loans subject to such Transactions then in the Seller's or Servicer's possession. 19.4 Remedies. Upon the occurrence and during the continuance of an Event of Default, whether or not the Agent has exercised any of its rights pursuant to Sections 19.2 and 19.3, the Agent, without prior notice to the Seller, in its sole discretion may, or upon the written request of the Required Buyers shall: (i) (a) immediately sell, in a recognized market at such price or prices as the Agent may, with the consent of the Required Buyers, deem satisfactory, any or all Purchased Loans and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the Seller hereunder in accordance with Section 13.6(ii) hereunder; provided, that if the Agent selects the option in this clause (a), the Agent and the Buyers agree that they shall negotiate, in good faith, an arrangement to determine the procedures and terms of such sale; or (b) elect, with the consent of the Required Buyers, in lieu of selling all or a portion of such Purchased Loans, to give the Seller credit for such Purchased Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by the Seller hereunder, and thereafter, the Seller shall no longer have a right to repurchase such Purchased Loans hereunder; provided, that if the Agent selects the option in this clause (b), the Agent and the Buyers agree that they shall negotiate, in good faith, an arrangement to determine the allocations of such Purchased Loans for the account of each Buyer; (ii) notify all obligors in respect of the Purchased Loans that the Purchased Loans have been sold to the applicable Buyers, and that all payments thereon are to be made directly to the Agent (on behalf of the Buyers) or such other party as may be designated thereby; and (iii) exercise from time to time any and all other remedies available under applicable Law including, but not limited to, those of a purchaser or secured party under the UCC.

19-4 4926-6291-2684.5 The Seller acknowledges that Mortgage Loans are customarily sold on a recognized market. The Seller waives any right it may have to prior notice of the sale of any Purchased Loans, and agrees that the Agent or any Buyer may purchase any Purchased Loans at a private sale thereof. Upon any sale or other disposition pursuant to this Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Purchased Loans or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Agent. Each purchaser at any such sale or other disposition shall hold the Purchased Loans, free from any claim or right of whatever kind, including any equity or right of redemption of the Seller, and the Seller specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. The Agent is hereby granted a license or other right to use, without charge, the Seller's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Purchased Loans, in advertising for sale and selling any Purchased Loans, and the Seller's rights under all licenses and all other agreements related to the foregoing shall inure to the Agent's benefit until the Obligations are paid in full and the Buyers' Commitments hereunder are terminated. Nothing herein contained shall be construed as an assumption by the Agent or any Buyer or their respective appointees of any liability of the Seller with respect to any of the Purchased Loans, and the Seller shall be and remain responsible for all such liabilities. Any notice pursuant to any Requirements of Law of any sale, public or private, of all or any part of the Purchased Loans shall be deemed in all circumstances to have been given in a commercially reasonable manner if sent at least five (5) Banking Days prior to such sale by mail to the Seller at its address set forth herein. The Agent shall not be obligated to make any sale pursuant to any such notice. If permissible under the UCC or other applicable Law, the Agent will endeavor to sell any Purchased Loan which is subject to a current Investor Commitment to the Approved Investor which issued such Investor Commitment prior to offering such Purchased Loan for sale (either public or private) to another purchaser. At any such sale the Purchased Loans may be sold in one lot as an entirety or in separate lots or parcels. In the case of any sale of all or any part of the Purchased Loans for credit or for future delivery, the Purchased Loans so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent and the Buyers shall not incur any liability in case of the failure of such purchaser to take up and pay for the Purchased Loans so sold, and in case of any such failure, such Purchased Loans may again be sold under and pursuant to the provisions hereof. The Seller hereby appoints the Agent or the Agent's designee as the Seller's attorney-in-fact with the power of substitution, and with the power to execute all conveyances, assignments and transfers of the Purchased Loans sold pursuant hereto in the name and stead of the Seller. The Seller shall, if so requested by the Agent, ratify and confirm any sale or sales by executing and delivering to the Agent, or to such purchaser or purchasers, all such documents as may, in the judgment of the Agent, be advisable for such purpose. All acts of such attorney or designee are hereby ratified and approved by the Seller, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this Agreement. The power of attorney hereby granted is irrevocable and coupled with an interest while any of the Obligations remain unsatisfied. 19.5 Liability for Expenses and Damages. The Seller shall be liable to the Agent and the Buyers for (i) the amount of all reasonable legal or other expenses incurred by the Agent and any Buyer in connection with or as a result of an Event of Default and collecting and enforcing their rights in the Purchased Loans, whether or not suit is brought and whether incurred with trial, rehearing, retrial, appeal or bankruptcy, (ii) damages in an amount equal to the reasonable cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default and (iii) any other reasonable loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default. 19.6 Liability for Interest. To the extent permitted by applicable Law, the Seller shall be liable to the Agent and the Buyers for interest on any amounts owing by the Seller under Section 19.5, from the date the Seller becomes liable for such amounts until such amounts are (i) paid in full by the Seller or (ii) satisfied in full by the exercise of the Agent's and/or the Buyers' rights hereunder. Interest on any sum payable by the Seller to the Agent and the Buyers under this Section 19.6 shall be at a rate equal to the Ceiling Rate.

19-5 4926-6291-2684.5 19.7 Setoff. Each of the Agent and any Buyer may set off against the Obligations any funds or debts owing to the Seller by the Agent or such Buyer, without prior written notice to the Seller, as applicable, including, but not limited to, any funds in any deposit account, savings certificate or other instrument now or hereafter maintained by the Seller with the Agent or such Buyer, or any of the Agent's or such Buyer's Affiliates. The Seller hereby confirms the Agent's and each Buyer's right of lien and setoff and nothing in this Agreement shall be deemed to constitute any waiver or prohibition thereof. Notwithstanding the foregoing, in the event that a Defaulting Buyer shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 23.15 and, pending such payment, shall be segregated by such Defaulting Buyer from its other funds and deemed held in trust for the benefit of the Agent, the Swing Line Facility Buyer and the other Buyers, and (b) such Defaulting Buyer shall provide promptly to the Agent a statement describing in reasonable detail the obligations owing to such Defaulting Buyer as to which it exercised such right of setoff. 19.8 Other Rights. The rights, powers and remedies of the Agent and/or the Buyers under this Agreement shall be in addition to all rights, powers and remedies given to the Agent and/or the Buyers by virtue of any applicable Law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Agent's or the Buyers' interest in the Purchased Loans. 19.9 Rights of Individual Buyers. No Buyer shall have any right by virtue, or by availing itself, of any provision of this Agreement to institute any action or proceedings at law or in equity or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this Agreement, or for the appointment of a receiver, or for any other remedy under this Agreement (other than the right of setoff in accordance with Section 19.7), unless the Required Buyers previously shall have given to the Agent written notice of an Event of Default and of the continuance thereof and made written request upon the Agent to institute such action or proceedings in its own name as the Agent, and the Buyers shall have offered to the Agent reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Agent, for ten (10) Banking Days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Agent by the Required Buyers; it being understood and intended, and being expressly covenanted by each Buyer with each other Buyer and the Agent, that no one or more Buyers shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this Agreement to affect, disturb or prejudice the rights of any other Buyer, or to obtain or seek to obtain priority over or preference to any other such Buyer, or to enforce any right under this Agreement except in the manner herein provided and for the equal, ratable and common benefit of each of the Buyers. 19.10 Limitation on Liability of the Agent and the Buyers. It is expressly agreed by the Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by it relating to the Purchased Loans, and the Seller shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Neither the Agent nor any Buyer shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to the Agent on behalf of and for the benefit of the Buyers or the receipt by the Agent or any Buyer of any payment relating to any of the foregoing pursuant hereto, nor shall the Agent or any Buyer be required or obligated in any manner to perform or fulfill any of the obligations of the Seller thereunder, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

20-1 4926-6291-2684.5 20 Servicing and Custody of the Purchased Loans 20.1 Servicing for the Buyers. (i) The definition of Purchased Loan in Section 2.2 includes all assets and properties described in Exhibit A of Schedule 11. Exhibit A of Schedule 11 includes in (a)(5) all Servicing Rights in respect of any of the Purchased Loans. The Seller is selling the Purchased Loans on a servicing released basis. Therefore, the Agent, on behalf of the Buyers, owns the Servicing Rights in reference to the Purchased Loans. The purchase price which the Buyers are paying for the Purchased Loans is determined in part by the fact that the Buyers are receiving ownership of the Servicing Rights which will enable the Buyers to liquidate and transfer the Servicing Rights as part of the Purchased Loans in the event that the Seller fails to perform its obligations under this Agreement, and in part to compensate the Seller for servicing the Purchased Loans on an interim basis on behalf of the Buyers. (ii) It is the intent of the Seller and each Buyer that the Servicing Rights are an integral non- severable part of this Agreement. The Buyers' ability to re-sell the Servicing Rights is necessary in order for the Buyers to realize full value from re-sale of the Purchased Loans to another party, which the Buyers have the right to do if the Seller does not perform its obligations under this Agreement. If the Buyers are deemed to hold a security interest in the Servicing Rights under Section 35.6 of this Agreement, the ability of the Buyers to re-sell the Servicing Rights is necessary in order for the Buyers to realize full value from enforcement of their security interest in the Servicing Rights and their re-sale of the Purchased Loans to another party, which the Buyers have the right to do if the Seller does not perform its obligations under this Agreement. (iii) The Buyers, as owners of the Servicing Rights, hereby designate the Seller as the Servicer with respect to each Purchased Loan until the Buyers no longer own the Servicing Rights with respect to such Purchased Loans or the Agent or the Buyers (as applicable) terminate the Seller as Servicer pursuant to this Agreement. No Purchased Loan may be serviced or subserviced at any time during the term of this Agreement by any Person other than the Seller except with the Agent's prior written consent, which consent may be withheld. Any subservicer of a Purchased Loan shall be required by the Seller to service the Purchased Loans in accordance with, and comply with the servicing requirements set forth under, this Agreement and shall execute a subservicing agreement, which shall be satisfactory to the Agent and include an acknowledgment and agreement to, among other things, the Buyers' interest in the Purchased Loans and the rights and benefits related thereto, to the Buyers' and Agent's status as an intended third party beneficiary under such subservicing agreement with rights and benefits (but not any obligations) thereunder, including without limitation the right to terminate the subservicing agreement as it relates to the Purchased Loans and demand transfer of all servicing records from such subservicer at any time and at no cost to the Buyers or the Agent, to the assignment of Seller's rights and benefits under the subservicing agreement as it relates to the Purchased Loans to the Buyers, and to take direction from the Agent in respect of a release of the servicing related to any Purchased Loan being serviced by such subservicer. Notwithstanding any of the provisions of the subservicing agreement or arrangement between the Seller and a subservicer, the Seller shall not be relieved of its obligations to the Buyers and the Agent and their respective successors and assigns and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Purchased Loans and the Seller shall remain responsible for all acts and omissions of a subservicer as fully as if such acts and omissions were those of the Seller. If required by the Agent, the Seller shall cause the subservicer to execute and deliver a separate side letter setting forth the foregoing acknowledgements. 20.2 Servicing Standard and Reports. The Servicer shall service and administer each Purchased Loan by exercising the same care that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with (i) the generally accepted servicing practices of prudent mortgage lending institutions for the same type of Mortgage Loan in the jurisdiction where the related Mortgaged Premises are located, and (ii) the requirements of all applicable Laws and the terms of the related Mortgage Loan documents, and giving due consideration to the Buyers' and the Agent's reliance on the Servicer. The Seller or Servicer, if applicable, will promptly provide, or cause to be provided, to the Agent such periodic reports, data files, information and such other Purchased Loans Records as reasonably requested by the Agent with respect to all Purchased Loans then funded under any Transaction hereunder. The Seller or Servicer, if applicable, shall deliver or cause to be delivered to the Agent upon request thereby no later than the fifteenth (15th) day of each month an electronic

20-2 4926-6291-2684.5 copy of the servicing records of any Purchased Loan, in a form mutually acceptable to each of them, with the data and information effective as of the last day of the immediately preceding calendar month. 20.3 Servicing Termination or Succession. At any time the servicing for the Purchased Loans shall be subject to the following: (i) if the Seller or any of its Affiliates is the Servicer for any Purchased Loans, then the Agent, in its sole discretion, may, or at the request of the Required Buyers, shall (i) in connection with the sale of such Purchased Loans, sell such loans on a servicing released basis and transfer the related Servicing Rights to another Person as designated by the Agent; provided, that the sale of such Purchased Loans is otherwise permitted hereunder, or (ii) upon the occurrence and during the continuance of an Event of Default, terminate the Seller or Servicer, if applicable, of the Purchased Loans with or without cause and transfer the servicing to another Person as designated by the Agent, in each case without payment to the Servicer of any termination fee or any other costs or expenses; and (ii) the Seller or Servicer, if applicable, will pay any costs and expenses required to effectuate a transfer of servicing to a designee of the Agent, if such transfer occurs as a result of or otherwise in connection with an Event of Default hereunder. 20.4 Delivery of Purchased Loan Documentation. Except in the case of Wet Mortgage Loans, at the time of each Purchase Request under the Repurchase Facility, the Seller shall deliver or cause to be delivered to the Agent the Required Documents and, if requested by the Agent at any time, the other Loan Papers. In addition, if requested by the Agent at any time, the Seller immediately shall (i) record the assignment in favor of the Agent for the benefit of the Buyers of the Mortgage and/or any security agreements related to any Purchased Loan acquired in connection with a Transaction in the appropriate recording office and pay all recording fees, charges and taxes in connection therewith and (ii) execute and deliver to the Agent any and all other documents which are, in the opinion of the Agent or its counsel, necessary so as to evidence or perfect the Buyers' ownership interests in the Purchased Loans including, but not limited to, delivery of appropriate UCC-1 financing statements to be filed with the appropriate filing officer in the state of the Seller's organization and with the appropriate filing officers in such other jurisdictions where any of the Purchased Loans are or may be located. All documentation relating to or constituting each Purchased Loan delivered at any time to the Agent under this Agreement shall be held by the Agent for the benefit of the Buyers in a suitable depository maintained and controlled solely by the Agent and conspicuously marked to show the interest of the appropriate Buyer(s) therein. 20.5 Agent's Review of the Purchased Loans; Certifications. Upon any receipt of Required Documents for any item of the Purchased Loans, the Agent shall review the same in accordance with the Purchased Loan review procedures from time to time set forth in the Procedural Manual (the "Purchased Loan Review Procedures"). If the Agent notes any exception in such review, the Agent shall follow the directions set forth with respect to such exception in the Purchased Loan Review Procedures. In the event that the Seller was requested to deliver Loan Papers other than the Required Documents with respect to a Purchased Loan, the Agent shall review and verify such Loan Papers consistent with the review procedures of the Agent described in this Section 20.5. 20.6 Release of the Required Documents. (i) Unless an Event of Default has occurred and is continuing, and upon written request of the Seller, (a) with respect to all Purchased Loans, the Agent may release documentation relating to such Purchased Loans to the Seller against a trust receipt or bailee letter executed by the Seller in form and substance reasonably acceptable to the Agent, with all blanks completed in conformity therewith, and (b) with respect to Purchased Loans that are Aged Mortgage Loans or Seasoned Mortgage Loans, the Agent may release documentation relating to such Purchased Loans to an attorney, trustee, or other third party prosecuting foreclosure proceedings on behalf of the Seller against a trust receipt or bailee letter executed by such attorney, trustee, or other third party in form and substance reasonably acceptable to the Agent, with all blanks completed in conformity therewith. The Seller hereby represents and warrants to the Agent and the Buyers that (x) any request for release of Purchased Loans to the Seller pursuant to clause (a) above shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such Purchased Loans to the Agent for ultimate sale or exchange, (y) any request for release of Aged Mortgage Loans or Seasoned Mortgage Loans to any attorney, trustee or other third party acting on behalf of

20-3 4926-6291-2684.5 the Seller pursuant to clause (b) above shall be solely for the purposes of prosecuting foreclosure proceedings relating to such Purchased Loans, and (z) the Seller shall request such release in compliance with all of the terms and conditions of such release set forth herein. (ii) Unless an Event of Default has occurred and is continuing, the Agent shall release Purchased Loans to Approved Investors for purchase. Any transmittal of documentation for Purchased Loans in the possession of the Agent in connection with the sale thereof to an Approved Investor (other than an Agency) shall be under cover of a bailment letter in form and substance reasonably acceptable to the Agent, with all blanks completed in conformity therewith. Any transmittal of documentation for Purchased Loans in connection with the sale thereof to any Agency for inclusion as whole Purchased Loans in their respective loan portfolios shall be under cover of a bailment letter in form and substance reasonably acceptable to the Agent, with all blanks completed in conformity therewith, or such other forms, duly executed, if necessary, by the Seller, in lieu of the foregoing that any Agency may require pursuant to their respective Agency Guides. In each case of transmittal of documentation relating to such Purchased Loans pursuant to this subsection, the recipient thereof shall be required to return such documentation to the Agent if such Purchased Loans are not purchased and the proceeds therefrom paid in accordance with Section 20.6(iv) within forty- five (45) days after such recipient's receipt of such documentation or, if earlier, the expiration of the applicable Investor Commitment; provided, however, the Agent may allow, in its sole and absolute discretion, a shipped Purchased Loan to remain with an Approved Investor subsequent to such 45-day period if there is legitimate reason for the delay in return or in purchase and payment. In such case, the Agent is hereby authorized by the Seller (but not obligated) to send a "bailee violation letter" to such Approved Investor and, if the documentation is then not promptly returned to the Agent or the purchase and payment of such Purchased Loan is then not promptly completed, the Seller shall immediately pay the Transactions related thereto. With respect to transmittal of documentation relating to Purchased Loans, before the Agent delivers documentation pursuant to this Section 20.6(ii), the Seller shall have delivered such forms, duly executed by the Seller, required under the applicable Agency Guides or Investor Commitments to effect delivery to an Agency or any other Approved Investor of such Purchased Loans and payment therefor in accordance with the instructions of the Agent. (iii) Unless an Event of Default has occurred and is continuing, and provided that the Master Custodial Agreement is in full force and effect and the Custodial Account is open, the Agent shall, subject to the terms and conditions of this Section 20.6(iii), release Purchased Loans in connection with the formation of a pool of Mortgage Loans supporting an Agency MBS. Any transmittal of documentation for such Purchased Loans in the possession of the Agent shall be to the Certificating Custodian and, if the Agent is not then the Certificating Custodian, shall be under cover of a bailment letter in the form required by the Agent, with all blanks completed in conformity therewith, or such other forms in lieu of the foregoing that the applicable Agency requires pursuant to its Agency Guide, duly executed, if necessary, by the Seller. If the Certificating Custodian is other than the Agent, the Certificating Custodian shall: (a) immediately return to the Agent all documentation relating to any Purchased Loan released to the Certificating Custodian under this Section 20.6(iii) if such Purchased Loan is not purchased and the proceeds therefrom paid in accordance with Section 20.6(iv) or the related Agency MBS has not been issued within forty-five (45) days after the Certificating Custodian's receipt of such documentation, provided, however, the Agent may allow, in its sole and absolute discretion, a shipped Purchased Loan to remain with the Certificating Custodian subsequent to such 45-day period if there is a legitimate reason for the delay in purchase and payment or issuance, and in such case, the Agent is hereby authorized by the Seller (but not obligated) to send a "bailee violation letter" to the Certificating Custodian if the Certificating Custodian is not the Agent and, if the documentation is then not promptly returned to the Agent or the issuance of the Agency MBS is not promptly completed, the Seller shall immediately pay the Transaction related thereto); and (b) segregate and properly identify all such documentation as the property of the Agent for the benefit of the Buyers. With respect to transmittal of documentation relating to Purchased Loans, before the Agent delivers documentation pursuant to this Section 20.6(iii), the Seller shall have delivered such forms, duly executed by the Seller, as required under the applicable Agency Guides or Investor Commitments to effect delivery to the Certificating Custodian of such Purchased Loans and payment therefor in accordance with the instructions of the Agent (including, but not limited to, those contained in the Master Custodial Agreement). The Seller further agrees to (x) enter into such arrangements and agreements with the Agent, the Certificating Custodian and each applicable Agency as may be necessary or desirable to facilitate the issuance of MBS under the mortgage-backed securities programs of such Agency and (y) conform its procedures relating to the formation of such pools and the delivery of such forms and certifications required by each applicable Agency, to accommodate the procedures established by the Agent from time to time with respect thereto that are in conformity

20-4 4926-6291-2684.5 with the respective rules and regulations of each applicable Agency and maintaining the perfection and priority of the Buyers' ownership interest in the applicable Purchased Loans and related Agency MBS and the proceeds thereof. All Agency MBS that are backed by any Purchased Loan for which the Repurchase Price has not been paid in full at the time of the issuance of such Agency MBS shall be held in the Custodial Account and the Buyers shall have an ownership interest therein. The Seller agrees that the custodian (or its nominee) under the Master Custodial Agreement (for the benefit of the Agent, for the further benefit of the Buyers) shall be listed as the only subscriber, owner and/or registered holder, as applicable, and only Person authorized to take delivery of any Agency MBS, and upon the issuance of each Agency MBS, the Seller shall deliver, or cause the applicable Agency to deliver, such Agency MBS directly to the custodian (or its nominee) under the Master Custodial Agreement. Except as otherwise expressly provided in the Master Custodial Agreement, the Agent shall have exclusive control over the disposition of all Agency MBS held in the Custodial Account, and the Seller shall not have any right to transfer, trade or otherwise direct the disposition of such Agency MBS. Subject to the terms and conditions of this Agreement and the Master Custodial Agreement, upon the issuance of an Agency MBS, the ownership interests of the Buyers in the underlying Purchased Loans shall cease, and the ownership of the related Agency MBS and the proceeds thereof shall be substituted therefor and vested in the Buyers. (iv) Unless an Event of Default or Potential Default has occurred and is continuing, the Seller, in connection with the sale of any Purchased Loans, may obtain the release of the ownership interest in the applicable Purchased Loan by paying to the Agent, for application to the Obligations in accordance with this Agreement, the Repurchase Price for such Type of Purchased Loan (determined as of the applicable Repurchase Date therefor) to be released and the Seller shall not at any time instruct any Approved Investor to remit any sale proceeds directly or indirectly to the Seller or accept any such proceeds directly or indirectly from any Approved Investor and shall immediately notify such Approved Investor and the Agent of the attempted remittance and the wire transfer instruction information related to the Investor Funding Account. All amounts payable on account of the sale of Purchased Loans (other than Aged Mortgage Loans or Seasoned Mortgage Loans) by the Seller are to be paid directly by the applicable Approved Investor to the Investor Funding Account for the benefit of the Buyers and the Seller shall so instruct each such applicable Approved Investor. All amounts payable on account of the sale of Aged Mortgage Loans or Seasoned Mortgage Loans by the Seller and all foreclosure proceeds are to be paid directly by the applicable purchaser or bailee to the Investor Funding Account for the benefit of the Buyers and the Seller shall so instruct such purchaser or bailee, and Seller shall not at any time instruct any such purchaser or bailee to remit any sale proceeds directly or indirectly to Seller or accept any such proceeds directly or indirectly from any purchaser or bailee and shall immediately notify such purchaser or bailee and the Agent of the attempted remittance and the wire transfer instruction information related to the Investor Funding Account. To the extent that the sale proceeds received from the purchaser or bailee of a Purchased Loan are less than the full amount owed to the Buyers therefor (a "shortfall"), the Seller shall pay such shortfall to the Agent for the benefit of the Buyers prior to or concurrently with the payment of such sale proceeds and prior to the release of the Buyers' interest in the affected Purchased Loan. Upon receipt of the full amount of the Repurchase Price for each Purchased Loan from a purchaser or bailee thereof and/or the Seller in accordance with this Section 20.6(iv), the Buyers' interest in the affected Purchased Loan shall be automatically released, and deemed reconveyed to the Seller, free and clear of any liens, encumbrances, and claims with no further action necessary. (v) Unless an Event of Default or Potential Default has occurred and is continuing, the Seller, in connection with the sale of any Agency MBS, may obtain the release of the ownership interest in the applicable Agency MBS by paying to the Agent, for application to the Obligations in accordance with this Agreement, the aggregate Repurchase Price for all Purchased Loans supporting such Agency MBS (determined as of the applicable Repurchase Date) to be released and the Seller shall not at any time instruct any Approved Investor to remit any sale proceeds directly or indirectly to the Seller or accept any such proceeds directly or indirectly from any Approved Investor and shall immediately notify such Approved Investor and the Agent of the attempted remittance and the wire transfer instruction information related to the Custodial Account (unless another account shall be designated by the Agent). All amounts payable on account of the sale of Agency MBS by the Seller are to be paid directly by the applicable Approved Investor to the Custodial Account (unless another account shall be designated by the Agent) for the benefit of the Buyers and the Seller shall so instruct each such applicable Approved Investor. To the extent that the sale proceeds received by the Agent from the purchaser of an Agency MBS are less than the full amount owed to the Buyers therefor (a "shortfall"), the Seller shall pay such shortfall to the Agent, for the benefit of the Buyers, prior to or concurrently with the payment of such sale proceeds and prior to the release of the Buyers' interests in the affected Agency MBS. Upon receipt of the full amount of the aggregate Repurchase Price for all Purchased Loans supporting

20-5 4926-6291-2684.5 the applicable Agency MBS from a purchaser thereof and/or the Seller in accordance with this Section 20.6(v), the Buyers' interests in the affected Agency MBS shall be automatically released. The Agent will, upon satisfaction of all the Agent's requirements in connection therewith, arrange for the transfer of any Agency MBS in which the Buyers have an ownership interest to an Approved Investor (including any of the Agencies), or the nominee thereof, in accordance with the terms of the applicable Investor Commitment, trade or settlement. In each such case, the Seller agrees to provide the Agent and the Person acting as custodian under the Master Custodial Agreement with written designation of such purchasers and Approved Investors, together with the appropriate instructions for crediting such purchasers' and investors' respective accounts. Except to the extent (if any) expressly provided otherwise in the Master Custodial Agreement, all deliveries of Agency MBS to such Approved Investors shall be made only "against payment" by such Approved Investors to the Custodial Account (unless another account shall be designated by the Agent), in immediately available funds, of the full purchase price of such Agency MBS, in accordance with the terms of such Investor Commitments, trades or settlements. (vi) Unless an Event of Default has occurred and is continuing, the Agent may take such steps in addition to those set forth above as it may be reasonably recommended from time to time by the Seller in writing that are not inconsistent with the provisions of this Agreement and that the Seller deems necessary to enable the Seller to perform and comply with Investor Commitments, trades and settlements and with other agreements for the sale or other disposition in whole or in part of Purchased Loans, and if applicable, Agency MBS. (vii) If an Event of Default has occurred and is continuing, the Agent shall not be required to, and shall incur no liability to the Seller, the Buyers or any other Person for refusing to, release any item of Purchased Loans to the Seller or any other Person without the express prior written consent and at the direction of the Required Buyers. (viii) Notwithstanding anything to the contrary contained in this Section 20.6, with respect to Purchased Loans that are also Bond Mortgage Loans, the Agent shall have the discretion to do any one or more of the following: (a) release such Purchased Loans to Approved Investors or the Certificating Custodian, as applicable, under cover of a bailment letter that contains a period for return of documentation relating to such Purchased Loans to the Agent that is longer than forty-five (45) days; (b) elect not to send a "bailee violation letter" to an Approved Investor or Certificating Custodian, as applicable, as otherwise contemplated by this Section 20.6; and/or (c) elect not to require that such Purchased Loan be repurchased until the applicable Repurchase Date, even if the documentation relating to any such Purchased Loan is not returned to the Agent (or the purchase and payment of such Purchased Loan is not made) within the time period set forth in the applicable bailment letter or "bailee violation letter". Bond Mortgage Loans with respect to which the Agent exercises its discretion under this paragraph shall not be subject to, and shall not count against, the limitation on the Agent's discretion under Section 23.5(v). 20.7 Standard of Care of the Agent; Indemnification. The Agent is a custodian and bailee for hire and shall hold the Purchased Loans in accordance with customary standards for those engaged as custodians of commercial documents in similar capacities. Notwithstanding anything to the contrary contained herein: (i) The provisions of this Agreement and the Exhibits, Appendices, Annexes and Schedules attached hereto set forth the exclusive duties of the Agent, and no implied duties or obligations shall be read into this Agreement against the Agent. The Agent shall not be bound in any way by any agreement or contract other than this Agreement and the Exhibits, Appendices, Annexes and Schedules attached hereto and any other agreement to which it is a party. The Agent shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the attachments hereto. The Agent disclaims any responsibility for the validity or accuracy of the

20-6 4926-6291-2684.5 recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Agent. (ii) It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Seller shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Purchased Loans and the Agent and the Buyers shall not have any obligations or liabilities with respect to any Purchased Loan by reason of or arising out of the Seller's assignment of the Purchased Loans as security for the Obligations, nor shall the Agent or any Buyer be required or obligated in any manner to perform or fulfill any of the obligations of the Seller under or with respect to any Purchased Loan solely by reason of such assignment. (iii) Throughout the term of this Agreement, the Agent shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability of any Purchased Loan or the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to the Agent's authority to enter into this Agreement and to perform its obligations hereunder, and except that to the extent that the Agent determines the Market Value of one or more Purchased Loans from time to time as contemplated by this Agreement, the Agent agrees to make Market Value determinations in accordance with the applicable provisions of this Agreement). (iv) Except as may otherwise be required by the Purchased Loan Review Procedures, the Agent shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Purchased Loan file, including, without limitation, whether any document purporting to be an assignment is in recordable form or whether any Evidence of Notice to Customer and Rescission or similar required form under Regulation Z or other applicable law is in compliance with Regulation Z or such other applicable law, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid. The Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Agent shall not be liable for any action or omission to act as bailee except for its own gross negligence or willful misconduct. (v) No provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. (vi) The Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Agent's compensation or for reimbursement of expenses. (vii) The Seller agrees to reimburse and hold harmless the Agent and the Buyers, and their respective directors, officers, employees and agents from and against any and all documented out-of-pocket liability, loss and expense, including reasonable and documented counsel fees, arising from or connected with the execution and performance of this Agreement, including but not limited to the claims of any third parties (including any assignee), except in the case of loss, liability or expense resulting from (a) gross negligence or willful misconduct on the part of the Agent or any Buyer, (b) disputes among or between the Agent and the Buyers that do not involve an act or omission of the Seller or any of its Affiliates, or (c) the breach by the Agent or the Buyers of their obligations hereunder. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement and payment of all Obligations. (viii) At its sole cost and expense, the Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement. (ix) Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent be liable hereunder to the Seller, the Buyers or any other Person for consequential loss or consequential damage of any

20-7 4926-6291-2684.5 kind whatsoever (including but not limited to loss of profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. 20.8 Fees and Expenses of the Agent. The Agent shall notify the Seller of all fees, expenses and charges of the Agent arising out of the Agent's entering into this Agreement and performing its duties and obligations as the Agent under this Agreement, and such fees, expenses and charges, except those incurred by the Agent under Section 20.7(viii), shall be paid promptly by the Seller or, if already paid by the Agent, the Seller promptly shall reimburse the Agent therefor. The Agent may employ, at the Seller's expense, such legal counsel and other experts as it reasonably deems necessary in connection with entering into this Agreement and performing its duties and obligations under this Agreement. 20.9 Availability of Documents. Each of the Buyers and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to the Agent to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Agent relating to any or all of the Purchased Loans and to make copies thereof. As long as no Event of Default has occurred and is continuing, any such activity will be at no cost or expense to the Seller; if an Event of Default has occurred and is continuing, all costs and expenses associated with the exercise by any Buyer of its rights under this Section 20.9 shall be paid by the Seller within fifteen (15) days of receipt by the Seller from such Buyer of a statement setting forth in reasonable detail the amount thereof.

21-1 4926-6291-2684.5 21 Payment of Expenses; Indemnity 21.1 Expenses; Indemnification. (i) The Seller shall: (a) pay all reasonable and documented out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable and documented fees and disbursements of outside counsel for the Agent) in connection with the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Buyers with respect thereto, but subject to the last sentence of Section 17.3(ii)) of, and in connection with the preparation, execution and delivery of, this Agreement and the other Facility Papers and any amendments thereto, and the Agent is authorized by the Seller to debit amounts on deposit in the Operating Account or any of the Seller's other accounts maintained with the Agent for payment of all such costs and expenses; (b) pay all reasonable and documented out-of-pocket costs and expenses of the Agent and each Buyer (including, without limitation, the reasonable and documented fees and disbursements of outside counsel for the Agent and for each Buyer) in connection with (I) the preservation of rights under this Agreement and the other Facility Papers and the documents and instruments referred to herein and therein, (II) the enforcement of this Agreement and the other Facility Papers and the documents and instruments referred to herein and therein, and (III) after the occurrence of a Potential Default or an Event of Default under this Agreement, any action or other effort undertaken by or on behalf of the Agent or any Buyer in furtherance of or otherwise in connection with the refinancing, the renegotiating or the restructuring of this Agreement and the other Facility Papers and the documents and instruments referred to herein and therein, in each case including (without limitation) in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating to this Agreement, any other Facility Paper or any other document or instrument referred to herein and therein, and the Agent, for itself and the Buyers, is authorized by the Seller to debit amounts on deposit in the Operating Account or any of the Seller's other accounts maintained with the Agent for payment of all such costs and expenses; (c) pay and hold harmless the Agent and each Buyer from and against any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Facility Papers, any collateral described therein, or any payments due thereunder, and save the Agent and each Buyer harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; (d) indemnify the Agent and each Buyer and their respective officers, directors, employees, representatives, and agents from, and hold each of them harmless against, any and all documented out-of- pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by the Seller of the proceeds or any of the Transactions or the Seller's entering into and performing of the Facility Papers, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding and the claims of any third parties, including any assignees; provided, that neither the Agent nor any Buyer nor any of the other indemnified parties described above in this paragraph shall have the right to be indemnified hereunder for loss, liability, or expense resulting from (a) its own gross negligence or willful misconduct, (b) disputes among or between the Agent and the Buyers that do not involve an act or omission of the Seller or any of its Affiliates, or (c) the breach by the Agent or the Buyers of their obligations hereunder; and (e) to the extent that the Seller fails to pay any amount required to be paid to the Agent under the immediately preceding subsection (a), each Buyer severally agrees to pay to the Agent such Buyer's Funding Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such.

21-2 4926-6291-2684.5 (ii) All amounts due under this Section 21.1 shall be payable promptly after written demand therefor. A certificate of the Agent setting forth in reasonable detail any amount or amounts which the Agent and the applicable Buyer is entitled to receive pursuant to this Section 21.1 shall be delivered to the Seller and shall be conclusive and binding absent manifest error. If and to the extent that the obligations of the Seller under this Section 21.1 are unenforceable for any reason, the Seller hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable Law.

22-1 4926-6291-2684.5 22 Single Agreement The Agent, the Buyers and the Seller acknowledge that, and have entered into this Agreement and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.

23-1 4926-6291-2684.5 23 Relationships among Agent and Buyers; Participation; Assignment 23.1 The Agent's Appointment and Duties. (i) Each Buyer hereby designates Truist as the Agent to act as herein specified. Each Buyer hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Facility Papers and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder or thereunder by or through its agents or employees. (ii) In its capacity as agent until all Purchased Loans have been repurchased by the Seller and the Buyers have no further Commitments or other obligations under this Agreement and the other Facility Papers, the Agent shall: (a) hold the Facility Papers and the Purchased Loans for the benefit of each Buyer, and each Buyer (including Truist) shall be deemed to have an interest in the Facility Papers on any day in proportion to its Pro Rata undivided ownership interest in the Purchased Loans on that day; (b) send timely bills to the Seller for the Fees and other sums due and receive all sums on account of the Purchased Loans or with respect to them; (c) use reasonable diligence to obtain from the Seller and promptly remit to each Buyer such Buyer's Pro Rata share of Repurchase Prices for Purchased Loans and other sums received by the Agent on account of the Purchased Loans, or with respect to them, in accordance with this Agreement; (d) use reasonable diligence to recover from the Seller all expenses incurred that are reimbursable by the Seller, and promptly remit to each Buyer its Pro Rata share (if any) thereof; (e) enforce the terms of this Agreement, including, with the approval or at the direction of the Required Buyers, the remedies afforded the Buyers pursuant to Section 19.4; (f) hold the Purchased Loans and all security interests established hereby, ratably as agent and representative of the Buyers; and (g) request from the Seller, and promptly forward to the other Buyers, such information as the other Buyers may reasonably request the Agent to obtain from the Seller, consistent with the terms of this Agreement. The Agent shall have no other duties or responsibilities except those expressly set forth in this Agreement. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any other Facility Papers a fiduciary relationship in respect of any Buyer; and nothing in this Agreement or any other Facility Paper, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Facility Papers except as expressly set forth herein or therein. 23.2 Limitation on Duty to Disclose. Except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Seller or any of its Subsidiaries or Affiliates that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. 23.3 Actions Requiring All Buyers' Consent. Except as provided in Section 23.15(ii), without the written consent or ratification of all Buyers, the Agent shall not: (i) increase the Maximum Aggregate Commitment (or increase the Committed Sum of any Buyer without such Buyer's prior written consent).

23-2 4926-6291-2684.5 (ii) agree to any reduction in any Repurchase Price or any Pricing Rate or fee provisions of this Agreement (except any fee payable to Agent for its own account). (iii) acknowledge termination of the Agent's or Buyers' interest in the Purchased Loans or release any Lien held under the Facility Papers other than in accordance with the Facility Papers. (iv) change any Buyer's Pro Rata share of ownership of the Purchased Loans other than in accordance with the express provisions of the Facility Papers. (v) agree to any change in the nature of the Buyers' respective Commitments from several to joint, in whole or in part. (vi) agree to any change to the definition of "Required Buyers" or to any provisions of this Agreement or any of the Facility Papers that recognizes the consent, approval or satisfaction of all of the Buyers or each of the Buyers. (vii) extend the Termination Date or the due date of any required payment other than in accordance with the express provisions of the Facility Papers. (viii) agree to any change in Section 2.3, Section 13.6, this Section 23.3, Section 23.4, Section 23.7, Section 23.16, or in Article 28. (ix) increase the percentage limits applicable to any Sublimit (subject, however, to the Agent's discretion under Section 23.5(v) to permit a Sublimit to be exceeded under the circumstances set forth in such section). (x) release any Guarantor from such Guarantor's obligations under the Guaranty to which such Guarantor is a party. (xi) agree to any increase in the Buyer's Margin Percentage rates. (xii) except with respect to changes that may be effected with the consent of the Required Buyers under Section 23.4(v) below or by the Agent alone under Section 23.5(v) below, cause or permit any change in the eligibility standards for Purchased Loans hereunder or change the definition relating to any Type of Eligible Loan. (xiii) (A) subordinate, or have the effect of subordinating, the Obligations to any other Liabilities; or (B) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Liabilities; provided, however, that in either case, any such subordination or effective subordination shall require the written consent only of each Buyer directly and adversely affected thereby; and provided further that no consent of the Buyers shall be required with respect to Permitted Liens or other Liens securing the Obligations that are expressly permitted under this Agreement or another Facility Paper. (xiv) amend any financial covenant described in Section 18.19 to be less restrictive to the Seller. 23.4 Actions Requiring Required Buyers' Consent. Without the written consent or ratification of the Required Buyers, the Agent shall not: (i) agree to any change to any of the conditions precedent to entering into a Transaction specified in Sections 15.1 and 15.2. (ii) exercise any of the remedies for default described in Section 19.4(i). (iii) waive any Event of Default or Potential Default under the Facility Papers that does not require the consent of all Buyers.

23-3 4926-6291-2684.5 (iv) make or consent to any amendment, modification or waiver of any of the terms, covenants, provisions or conditions of the Facility Papers, except as otherwise permitted in Section 23.3 or Section 23.5, or except as otherwise expressly permitted in this Agreement or the other Facility Papers. (v) delete or otherwise eliminate an Approved Loan Type or Approved Sublimit. (vi) approve any Change of Control. (vii) except as otherwise expressly provided for in this Section, cause or permit any material change in the terms of any affirmative or negative covenants in this Agreement, including without limitation approving the issuance of any Subordinated Debt. (viii) approve the Seller's declaration or payment of any dividend or distribution directly or indirectly to the Seller's stockholders or other equity owners when any Potential Default or Event of Default has occurred and is continuing or, after the payment of which dividend or distribution, would exist, as prohibited by Section 18.9. (ix) approve the Seller's making any advance to (or declining or deferring any payment due from) any stockholder or other equity owner if at the time of or immediately after such action Adjusted Tangible Net Worth would be less than the minimum amount specified in Section 18.19. 23.5 The Agent's Discretionary Actions. Except as provided in Sections 23.3 and 23.4, in its capacity as agent and without seeking or obtaining the consent of any of the other Buyers (although it may elect to obtain such consent before acting it if deems that desirable), the Agent may: (i) agree or consent to any change in the administration of the Purchased Loans and, if applicable, related Agency MBS, which in the Agent's reasonable judgment is unlikely to have a Material Adverse Effect; (ii) reconvey, exchange or otherwise change, in whole or in part, any Purchased Loans which are required to be reconveyed, exchanged or changed in accordance with the Facility Papers; (iii) approve any new Approved Investor proposed by the Seller (and the Agent will promptly provide to any Buyer that requests it a current list of Approved Investors); (iv) do or perform any act or thing which, in the Agent's reasonable judgment, is necessary or appropriate to enable the Agent to properly discharge and perform its duties under this Agreement, or which in its reasonable judgment is necessary or appropriate to preserve or protect the validity, integrity or enforceability of the Purchased Loans and/or the Facility Papers, the Buyers' Pro Rata undivided ownership interests in and to the Purchased Loans, the Lien created by this Agreement and its priority, the value of a substantial part of the Purchased Loans, the prospects for payment of each portion of the Repurchase Price when due or, in respect of the Seller or any of its Subsidiaries, the Seller's and its consolidated Subsidiaries' property, business, operations, financial condition and ability to fulfill its obligations under this Agreement and the other Facility Papers to which it is a party, each taken as a whole, and the Seller's prospects of continuing in business as a going concern, or to preserve and protect the interest of the Buyers in any of the foregoing; (v) (1) permit any Sublimit to be exceeded, (2) extend the Wet Mortgage Loan Period as provided in the definition thereof, (3) otherwise allow delivery of such Required Documents or, if applicable, such Supplemental Papers subsequent to the Wet Mortgage Loan Period if there is a legitimate reason for the delay in delivery, such as by way of illustration and not limitation, the documents are lost in transit or delayed by weather conditions, etc., (4) subject to the limitation set forth in the last sentence of the definition of "Repurchase Period", extend the Repurchase Period applicable to Purchased Loans held beyond such Repurchase Period, (5) allow Purchased Loans released to the Seller for purposes of correcting clerical or other non-substantive documentation problems (pursuant to a trust receipt as permitted herein) to remain with the Seller beyond the 10-day period applicable thereto, or (6) otherwise in its sole discretion, grant temporary waivers of compliance by the Seller with the eligibility

23-4 4926-6291-2684.5 requirements regarding qualification of any Mortgage Loan as an Eligible Loan; provided, however, the aggregate Purchase Value of all Purchased Loans at any time subject to clauses (1), (2), (3), (4), (5), and (6) above may not exceed at any time an amount equal to five percent (5%) of the Maximum Aggregate Commitment without the consent of the Required Buyers; (vi) (1) allow Purchased Loans released to an Approved Investor for purchase to remain with an Approved Investor beyond the 45-day bailment period applicable thereto, or (2) allow Purchased Loans released to a Certificating Custodian in connection with the formation of a pool of Mortgage Loans supporting an Agency MBS to remain with such Certificating Custodian beyond the 45-day bailment period applicable thereto; (vii) amend from time to time the form of Purchase Request and the Procedural Manual; (viii) reduce the Buyer's Margin Percentage rates; and (ix) notify the Seller and Buyers of a Term SOFR Transition Determination. 23.6 Buyers' Cooperation. The Buyers agree to cooperate among themselves and with the Agent and from time to time upon the Agent's request, to execute and deliver such papers as may be reasonably necessary to enable the Agent, in its capacity as agent, to effectively administer this Agreement and the other Facility Papers, the Purchased Loans and each Buyer's Pro Rata undivided ownership interest in the Purchased Loans in the manner contemplated by this Agreement. The Agent and each of the Buyers agree to provide notice to the other parties if they have knowledge of an Event of Default at any time provided that no Buyer shall have any liability for any failure to provide any such notice. 23.7 Buyers' Sharing Arrangement. Each of the Buyers agrees that if it should receive any amount (whether by voluntary payment, realization upon security, the exercise of the right of setoff, or otherwise) which is applicable to the payment of Repurchase Price, Margin Call or any fees or any other payment due hereunder, of an amount that with respect to the related sum or sums received (or receivable) by the other Buyers is in greater proportion than that Buyer's Pro Rata ownership of the Purchased Loans, then such Buyer receiving such excess amount shall notify the Agent and purchase from the other Buyers a participation interest in the Purchased Loans in such amount as shall result in Pro Rata participation and ownership by all of the Buyers in such excess amount; provided that if all or any portion of such excess amount is thereafter recovered from such Buyer, such purchase shall be rescinded and the purchase price restored to the extent of such recovery; and provided further that the provisions of this Section 23.7 shall not apply to any amounts received under Sections 8.2 and 8.3. 23.8 Buyers' Acknowledgment. Each Buyer, other than Truist, hereby acknowledges that Truist has made no representations or warranties with respect to any Purchased Loan other than as expressly set forth in this Agreement and that Truist shall have no responsibility (in its capacity as a Buyer, the Agent or any other capacity or role) for: (i) the marketability or collectability of the Purchased Loans; (ii) the genuineness, validity, likelihood of performance as and when due or enforceability of any Investor Commitment or the solvency or performance record of any Approved Investor; (iii) the validity, enforceability or any legal effect of any of the Facility Papers, any Loan Papers or any insurance, bond or similar device purportedly protecting any obligation to the Buyers or any Purchased Loans; or (iv) the financial condition of the Seller or any of its Subsidiaries or Affiliates, the status, health or viability of any industry in which any of them is involved, the prospects for repurchase of the Purchased Loans, the genuineness, validity or enforceability of any warehousing facility or repurchase agreement between the Seller and any other lender or repurchase agreement counterparty, the value of any Purchased Loans, the effectiveness of any of the provisions of the Facility Papers (including the financial covenants, tests and hedging requirements) or any aspect of their implementation or administration at any time to reduce or control risks of any type, to produce returns, profits, yields or spreads or to reduce or control losses or the accuracy of any information supplied by or to be supplied in

23-5 4926-6291-2684.5 connection with any of the Seller or any of its Subsidiaries or Affiliates, or otherwise with respect to this Agreement, any Purchased Loans, or any source of equity or other financing for the Seller, any of its Affiliates or any other warehouse lender or repurchase agreement counterparty. 23.9 The Agent's Duty Of Care, Express Negligence Waiver And Release; Certain Rights of the Agent; Lack of Reliance on the Agent; Indemnification of the Agent; the Agent in its Individual Capacity. (i) At all times until all Purchased Loans have been repurchased by the Seller and the Buyers have no further Commitments or other obligations under this Agreement and the other Facility Papers, the Agent shall exercise the same degree of care in handling the Purchased Loans as Truist exercises with respect to loans that are held solely by Truist for its own account, and the Agent, in its capacity as agent, shall have no responsibility to the Buyers other than to exercise such standard of care and, in any event, Truist shall have no liability with respect to any other Buyer's Pro Rata interest in the Purchased Loans except for Truist's own fraud, gross negligence or willful misconduct. Except in the case of its own fraud, gross negligence or willful misconduct, neither the Agent, any Buyer, nor any of their officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them under this Agreement or any of the other Facility Papers reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Facility Papers or be responsible for consequences of any error of judgment. (ii) Except as otherwise specifically and expressly set forth in this Agreement, the Agent shall not be responsible in any manner to anyone for the effectiveness, enforceability, genuineness, validity or due execution of this Agreement, any supplement, amendment or restatement of it or of any other Facility Papers or for any representation, warranty, document, certificate, report or statement made or furnished in, under or in connection with this Agreement or any of the other Facility Papers or be under any obligation to anyone to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of this Agreement or of the other Facility Papers on the part of the Seller or anyone else. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary or teletransmission message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Without limiting the generality of the foregoing provisions of this Section 23.9, the Agent, in its capacity as agent, may seek and rely upon the advice of legal counsel and other experts selected by it in taking or refraining to take any action under any of the Facility Papers or otherwise in respect of any Purchased Loans, this Agreement and its parties, and shall be fully protected in relying upon such advice. If the Agent shall request instructions from the Required Buyers (or, if this Agreement requires consent of all Buyers, from all Buyers) with respect to any act or action (including the failure to act) in connection with this Agreement or any other Facility Papers, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from such Buyers, and the Agent shall not incur liability to any Buyer by reason of so refraining. Without limiting the foregoing, no Buyer shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Facility Papers in accordance with the instructions of such Buyers. (iii) Independently and without reliance upon the Agent, each Buyer, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Seller and its Affiliates in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Seller and its Affiliates, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Buyer with any credit or other information with respect thereto, whether coming into its possession before a Transaction or at any time or times thereafter. (iv) To the extent the Agent is not reimbursed and indemnified by the Seller, each Buyer will reimburse and indemnify the Agent, in proportion to its respective Commitments (or if the Commitments have expired or terminated, in proportion to its respective outstanding Transactions) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder and under the other Facility Papers, in any way relating to or arising out of this Agreement or the other Facility Papers, including, without limitation, costs of collection and

23-6 4926-6291-2684.5 enforcement; provided, that no Buyer shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. (v) With respect to its Commitment under this Agreement and the Transactions entered into by it, the Person serving as the Agent shall have the same rights and powers hereunder as any Buyer and may exercise the same as though it were not performing the duties specified herein, and the terms "Buyers," and "Required Buyers" or any similar terms shall, unless the context clearly otherwise indicates, include the Person serving as the Agent in its individual capacity. The Person serving as the Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Seller or any Affiliate of the Seller as if it were not performing the duties specified herein, and may accept fees and other consideration from the Seller and any Affiliates of the Seller for services in connection with this Agreement and the other Facility Papers and otherwise without having to account for the same to Buyers. 23.10 Calculations of Shares of Repurchase Prices and Other Sums. Except as otherwise provided to the contrary herein, Truist's and each other Buyer's respective shares of Repurchase Prices and other sums received by the Agent on account of the Purchased Loans or with respect to them shall be calculated on the basis of each Buyer's (including Truist's) respective Pro Rata ownership interests in the Purchased Loans from time to time. 23.11 Resignation of the Agent. The Agent, or any agent or agents hereafter appointed, at any time may resign by giving written notice of resignation to the Seller and the Buyers and complying with the applicable provisions of this Article 23 if (i) it believes that its duties hereunder present an actual or potential conflict of interest with any other business of the Agent, (ii) it determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Agent with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall make it unlawful or improper for the Agent to continue as the Agent hereunder or (iii) it ceases to be a Buyer hereunder because it does not agree to an extension of the Termination Date. In addition, the Agent may be removed at any time, but only for cause, by the Required Buyers (which cause may include, without limitation, the Agent's gross negligence or willful misconduct in the performance of its duties under this Agreement). Upon any such resignation or removal, the Required Buyers shall have the right, upon five (5) Banking Days' notice to the Seller, to appoint a successor Agent which shall be a Buyer; provided, that, absent the occurrence and continuation of an Event of Default, such successor Agent shall be reasonably acceptable to the Seller. 23.12 Effective Date of Resignation of the Agent. If no successor Agent shall have been so appointed by the Required Buyers, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Buyers' removal of the retiring Agent, then, upon five (5) Banking Days' notice to the Seller, the retiring Agent may, on behalf of Buyers, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.00. 23.13 Successor Agent. Any resignation or removal of the Agent hereunder shall be effective only upon the acceptance of any appointment as the Agent hereunder by a successor Agent. Upon such acceptance, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Facility Papers. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Article 23 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement. 23.14 Merger of Agent. Any Person into which the Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Agent shall be a party or any Person succeeding to the commercial banking business of the Agent, shall be the successor Agent without the execution or filing of any paper or any further act on the part of any of the parties.

23-7 4926-6291-2684.5 23.15 Defaulting Buyers. (i) Definition. The term "Defaulting Buyer" means a Buyer that (a) fails to fund any of its Funding Share of any Transaction that satisfies the conditions precedent set forth herein, or (b) fails to pay to the Agent, the Swing Line Facility Buyer or any other Buyer any other amount required to be paid by it hereunder, including, without limitation, in respect of Swing Line Facility Transactions and under Sections 21.1(i)(e) and 23.9(iv) hereof, or (c) has notified the Agent, the Swing Line Facility Buyer, any other Buyer, or the Seller in writing that it does not intend to comply with its funding or other payment obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Buyer's obligation to fund a Transaction hereunder and states that such position is based on such Buyer's determination that a condition precedent to funding cannot be satisfied (which condition precedent, together with any applicable Event of Default or Potential Default, shall be specifically identified in such writing or public statement)), or (d) has failed, within three (3) Banking Days after written request by the Agent, to confirm in writing to the Agent that it will comply with its prospective funding and other payment obligations hereunder (provided that such Buyer shall cease to be a Defaulting Buyer pursuant to this clause (d) upon receipt of such written confirmation by the Agent), or (e) has, or has a direct or indirect parent company that has, (1) become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect, (2) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (3) become the subject of a Bail-In Action; provided, however, that a Buyer shall not be a Defaulting Buyer solely by virtue of the ownership or acquisition of any equity interest in that Buyer or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Buyer with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Buyer (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with or by such Buyer. Any determination by the Agent that a Buyer is a Defaulting Buyer under clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Buyer shall be deemed to be a Defaulting Buyer upon delivery of written notice of such determination to the Seller and each Buyer. (ii) Participation Suspended. In the event that a Buyer becomes a Defaulting Buyer, such Defaulting Buyer's right to participate in the administration of the Facilities, the Agreement and the other Facility Papers shall be suspended until such time as such Buyer ceases to be a Defaulting Buyer. During such suspension, such Defaulting Buyer shall have no right to approve or disapprove any amendment, waiver, consent or other action or inaction hereunder (and any amendment, waiver, consent or other action or inaction which by its terms requires the consent of all Buyers or each affected Buyer may be effected with the consent of the applicable Buyers other than the Defaulting Buyer), except that (a) the Committed Sum of any Defaulting Buyer may not be increased or extended without the consent of such Buyer, and (b) any amendment, waiver, consent or other action or inaction requiring the consent of all Buyers or each affected Buyer that by its terms affects any Defaulting Buyer more adversely than the other affected Buyers shall require the consent of such Defaulting Buyer. (iii) Indemnification. Each Defaulting Buyer shall indemnify, defend and hold harmless the Agent, the Swing Line Facility Buyer and each of the other Buyers from and against any and all losses, damages, liabilities or expenses (including reasonable attorney's fees and expenses) which they may sustain or incur by reason of the Defaulting Buyer's failure or refusal to abide by its obligations under this Agreement and the other Facility Papers, except to the extent a Defaulting Buyer becomes a Defaulting Buyer due to the gross negligence or willful misconduct of the Agent, the Swing Line Facility Buyer and/or any other Buyer. The Agent may set off any payments due to such Defaulting Buyer under this Agreement or the other Facility Papers against the claims of the Agent, the Swing Line Facility Buyer and the other Buyers pursuant to this indemnity.

23-8 4926-6291-2684.5 (iv) Nonfunding Buyers; Adjustment of Pro Rata Calculation; Subordination. (a) If, at any time or times when the Commitments are outstanding, any Buyer becomes a Defaulting Buyer under clauses (a) or (b) of Section 23.15(i), then such Buyer shall be a "Nonfunding Buyer" for purposes of this Agreement and the other Facility Papers. (b) If a Buyer becomes a Nonfunding Buyer, and the Agent or any other Buyer(s) fund or pay the amount(s) described in clauses (a) and (b) of Section 23.15(i) (including, without limitation, in connection with a reallocation of the Fronting Exposure attributable to such Nonfunding Buyer) which such Nonfunding Buyer failed to fund or pay (collectively, the "Unfunded Amount"), then: (1) the respective Pro Rata ownership interests of both (A) the Nonfunding Buyer, and (B) the Agent and/or other Buyer(s) that funded or paid the Unfunded Amount, shall be proportionately decreased and increased, respectively, to the same extent as if their respective Committed Sums were changed in direct proportion to the unreimbursed balance outstanding from time to time thereafter of the Unfunded Amount; (2) the Nonfunding Buyer's share of all subsequent distributions of Repurchase Prices and other realizations on the Purchased Loans received (including, without limitation, any payments to be made under Section 13.5 and Section 13.6 hereof) shall be paid to the Agent and/or other Buyer(s) that so funded the Unfunded Amount until the Agent and/or such other Buyer(s) have been fully repaid the amount so funded or paid; and (3) such adjustment shall remain in effect until such time as the Agent and/or other Buyer(s) that funded or paid the Unfunded Amount have been so fully repaid. (c) If neither the Agent nor any other Buyer funds or pays any of the Unfunded Amount, then the Pro Rata ownership interests of the Buyers in the Purchased Loans shall be changed so that each Buyer's Pro Rata ownership interest in Purchased Loans is equal to the ratio of (1) the sum of the portions of the Purchase Prices paid by that Buyer in all Transactions that are Open on that day, together with all other unreimbursed amounts paid by that Buyer under this Agreement or the other Facility Papers (including, without limitation, in respect of Swing Line Facility Transactions and under Sections 21.1(i)(e) and 23.9(iv) hereof) as of such day, to (2) the total of the Purchase Prices paid by all Buyers in all Transactions that are Open on that day, together with all other unreimbursed amounts paid by all Buyers under this Agreement or the other Facility Papers (including, without limitation, in respect of Swing Line Facility Transactions and under Sections 21.1(i)(e) and 23.9(iv) hereof) as of such day. The Nonfunding Buyer's share of all subsequent distributions of Repurchase Prices and other realizations on the Purchased Loans received (including, without limitation, any payments to be made under Section 13.5 and Section 13.6 hereof) shall be paid to the other Buyers — Pro Rata among them in the ratio that the Pro Rata ownership interest in the Purchased Loans owned by each bears to the aggregate Pro Rata ownership interests in the Purchased Loans of all such other Buyers — and the Buyers' respective Pro Rata ownership interests in the Purchased Loans shall be readjusted after each such payment, until their Pro Rata ownership interests are restored to what they were before any Nonfunding Buyer failed to fund or pay the Unfunded Amount. Notwithstanding any such changes in the Buyers' Pro Rata ownership interests in any Purchased Loan due to any Nonfunding Buyer's failure to fund or pay an Unfunded Amount, such failure to fund shall not diminish any Buyer's Funding Share(s) for subsequent Transactions. (d) Without limiting the foregoing, in the event that a Buyer becomes a Nonfunding Buyer, such Nonfunding Buyer shall have no right to receive any amounts owing to such Nonfunding Buyer under this Agreement or the other Facility Papers until such Buyer ceases to be a Nonfunding Buyer, which shall occur: (I) in the event that the Agent or any other Buyer(s) fund or pay the Unfunded Amount (as described in Section 23.15(iv)(b)), at the time the Agent and/or such other Buyer(s) have been fully repaid the amount so funded or paid; and (II) in the event that neither the Agent nor any other Buyer funds or pays any of the Unfunded Amount (as described in Section 23.15(iv)(c)), at the time the Buyers' Pro Rata ownership interests are restored to what they were before such Nonfunding Buyer failed to fund or pay the Unfunded Amount.

23-9 4926-6291-2684.5 For so long as such Buyer is a Nonfunding Buyer, all of the following shall apply: (1) The rights of such Nonfunding Buyer in amounts owing to such Nonfunding Buyer under this Agreement and the other Facility Papers shall be subordinate in all respects to the rights of the Agent and the other Buyers in amounts owing to the Agent and the other Buyers under this Agreement and the other Facility Papers. (2) The amounts owing by such Nonfunding Buyer under this Agreement and the other Facility Papers shall be deducted from and set off against the amounts otherwise owing to such Nonfunding Buyer under this Agreement and the other Facility Papers. (3) Such Nonfunding Buyer shall immediately pay to the Agent all sums of any kind paid to or received by such Nonfunding Buyer from the Seller or otherwise with respect to the Facilities, whether pursuant to the terms of this Agreement or the other Facility Papers or in connection with the realization of the security therefor. Notwithstanding the fact that such Nonfunding Buyer may temporarily hold such sums, such Nonfunding Buyer shall be deemed to hold the same as a trustee and for the benefit of the Agent, it being the express intention of the Buyers that the Agent shall distribute such sums in accordance with the terms of this Agreement. (v) Escrow for Funding Obligations. Notwithstanding anything contained herein to the contrary, if a Buyer becomes a Defaulting Buyer hereunder, then until such Buyer ceases to be a Defaulting Buyer, the Agent shall have the right, in its sole and absolute discretion and at such time or times that the Agent shall determine, to apply amounts which otherwise would be owing to such Defaulting Buyer under this Agreement and the other Facility Papers to a deposit account, to be held in such account and released as appropriate to satisfy such Defaulting Buyer's potential future funding obligations with respect to Transactions (including Swing Line Facility Transactions) under this Agreement. (vi) Assignment of Defaulting Buyer's Interests. If any Buyer becomes a Defaulting Buyer hereunder, then the Seller may, at its sole expense and effort, upon notice to such Buyer and the Agent, require such Buyer to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 23.16) all its interests, rights and obligations under this Agreement to an assignee (which assignee may be another Buyer) that shall assume such obligations, all in accordance with the procedures and conditions set forth in Section 8.4 hereof. (vii) Reclassification as Non-Defaulting Buyer. If the Agent, the Swing Line Facility Buyer and the Seller agree in writing that a Buyer is no longer a Defaulting Buyer, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Buyer will, to the extent applicable, purchase at par that portion of the outstanding Purchase Prices of the other Buyers and take such other actions as the Agent may determine to be necessary to cause the Purchase Prices and other amounts owed by the Buyers hereunder to be allocated Pro Rata by the Buyers in accordance with their respective Committed Sums, whereupon such Buyer will cease to be a Defaulting Buyer; provided, however, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Seller which such Buyer was a Defaulting Buyer; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Buyer to Buyer will constitute a waiver or release of any claim of any party hereunder arising from such Buyer's having been a Defaulting Buyer. 23.16 Participations and Assignments by Buyers . (i) Generally. No Buyer may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an assignee in accordance with the provisions of Section 23.16(ii), (b) by way of participation in accordance with the provisions of Section 23.16(iv), or (c) by way of pledge or assignment of a security interest subject to the restrictions of Section 23.16(v). Any other attempted assignment or transfer by a Buyer shall be null and void. (ii) Assignments by Buyers. Any Buyer may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Facility Papers (including, without limitation,

23-10 4926-6291-2684.5 its Funding Shares of all Transactions entered into by such Buyer to fund specific Purchased Loans or such Buyer's Commitment or any other interest of such Buyer in the Facility Papers); provided that any such assignment shall be subject to the following conditions: (a) Minimum Amounts. Each such assignment shall be in a minimum Commitment amount of the lesser of (I) Twenty Million and No/100 Dollars ($20,000,000.00) or such lesser Commitment amount as the Agent shall agree, and (II) the entire remaining amount of the assigning Buyer's Commitment; provided, however, that after giving effect to such assignment, in no event shall the entire remaining amount (if any) of the assigning Buyer's Committed Sum be less than Twenty Million and No/100 Dollars ($20,000,000.00). (b) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Buyer's rights and obligations under this Agreement with respect to the Transactions or the Commitment assigned. (c) Required Consents. No assignment shall be made under this Section 23.16(ii) unless the assigning Buyer first obtains the written consent of the Agent (which consent will not be unreasonably withheld, conditioned, or delayed) and, if no Potential Default or Event of Default has occurred and is continuing, of the Seller (which consent of the Seller, if applicable, will not be unreasonably withheld, conditioned, or delayed); provided, however, that neither such consent shall be required in the case of an assignment by a Buyer to a U.S. Person pursuant to a merger of such Buyer with and into such U.S. Person assignee (which merger shall comply with all applicable Laws), whereby such U.S. Person assignee assumes all of such Buyer's obligations with respect to the Facilities. (d) Assignment and Assumption. In connection with each assignment by a Buyer hereunder, the relevant Buyer and its counterparty(ies) shall execute and deliver to the Agent an Assignment and Assumption in the form attached hereto as Exhibit D, together payment by the relevant Buyer of a processing and recordation fee of $10,000.00 per counterparty of such Buyer; provided that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Buyer, shall deliver to the Agent an administrative questionnaire in a form supplied by the Agent, if so requested by the Agent. (e) No Assignment to Certain Persons. No such assignment shall be made to (I) the Seller or any of the Seller's Affiliates or Subsidiaries, or (II) to any Defaulting Buyer or any of its Subsidiaries, or any Person who, upon becoming a Buyer hereunder, would constitute a Defaulting Buyer or a Subsidiary thereof. (f) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (g) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Buyer hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Seller and the Agent, the applicable pro rata share of Transactions previously requested but not funded by the Defaulting Buyer, to each of which the applicable assignee and assignor hereby irrevocably consent), to (I) pay and satisfy in full all payment liabilities then owed by such Defaulting Buyer to the Agent, the Swing Line Facility Buyer, and each other Buyer hereunder (and Price Differential and interest accrued thereon), and (II) acquire (and fund as appropriate) its full pro rata share of all Transactions and participations in the Swing Line Facility in accordance with its Funding Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Buyer hereunder shall become effective under applicable Law without

23-11 4926-6291-2684.5 compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Buyer for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Agent pursuant to Section 23.16(iii), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Buyer under this Agreement, and the assigning Buyer thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Buyer's rights and obligations under this Agreement, such Buyer shall cease to be a party hereto) but shall continue to be entitled to the benefits of Articles 8 and 21 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Buyer will constitute a waiver or release of any claim of any party hereunder arising from that Buyer's having been a Defaulting Buyer. Any assignment or transfer by a Buyer of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 23.16(iv). Upon the effectiveness of an assignment hereunder, the Agent shall deliver to the Seller and each Buyer a revised Schedule BC and Schedule 24 and a copy of above-referenced Assignment and Assumption provided to Agent for the purpose of adding the assignee as a "Buyer" under this Agreement. (iii) Register. The Agent, acting solely for this purpose as an agent of the Seller, shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Buyers, and the Commitments of, and the amounts and percentages (and related Price Differential) of the Transactions and other obligations owing to, each Buyer pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Seller, the Agent and the Buyers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Buyer hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Seller and any Buyer, at any reasonable time and from time to time upon reasonable prior notice. (iv) Participations. Any Buyer may at any time, without the consent of, or notice to, the Seller or the Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Seller or any of the Seller's Affiliates or Subsidiaries), including, without limitation, Affiliates of such Buyer (each, a "Participant") in all or a portion of such Buyer's rights and/or obligations under this Agreement (including, without limitation, its Funding Shares of all Transactions entered into by such Buyer to fund specific Purchased Loans or such Buyer's Commitment or any other interest of such Buyer in the Facility Papers); provided that (a) such Buyer's obligations under this Agreement shall remain unchanged, (b) such Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations, and (c) the Seller, the Agent, and the Buyers shall continue to deal solely and directly with such Buyer in connection with such Buyer's rights and obligations under this Agreement. For the avoidance of doubt, each Buyer shall be responsible for the indemnities under Section 8.3(v) and Section 23.9(iv) with respect to any payments made by such Buyer to its Participant(s). Any agreement or instrument pursuant to which a Buyer sells such a participation shall provide that such Buyer shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Buyer will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 23.3 that affects such Participant. The Seller agrees that each Participant shall be entitled to the benefits of Sections 8.2 and 8.3 (subject to the requirements and limitations therein, including the requirements under Section 8.3(vii) (it being understood that the documentation required under Section 8.3(vii) shall be delivered to the participating Buyer)) to the same extent as if it were a Buyer and had acquired its interest by assignment pursuant to Section 23.16(ii); provided that such Participant (A) agrees to be subject to the provisions of Section 8.4(ii) as if it were an assignee under Section 23.16(ii); and (B) shall not be entitled to receive any greater payment under Sections 8.2 and 8.3, with respect to any participation, than its participating Buyer would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable

23-12 4926-6291-2684.5 participation. Each Buyer that sells a participation agrees, at the Seller's request and expense, to use reasonable efforts to cooperate with the Seller to effectuate the provisions of Section 8.4(ii) with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 19.7 as though it were a Buyer; provided that such Participant agrees to be subject to Section 23.7 as though it were a Buyer. Each Buyer that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Seller, maintain a register on which it enters the name and address of each Participant and the amounts and percentages (and related Price Differential) of each Participant's interest in the Transactions or other obligations under this Agreement and the other Facility Papers (the "Participant Register"); provided that no Buyer shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitment, Transaction or its other obligations under this Agreement or any other Facility Paper) to any Person except to the extent that such disclosure is necessary to establish that such commitment, Transaction, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Buyer shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (v) Certain Pledges. Any Buyer may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Buyer, including any pledge or assignment to secure obligations to a Federal Reserve Bank or Federal Home Loan Bank; provided that no such pledge or assignment shall release such Buyer from any of its obligations hereunder or substitute any such pledgee or assignee for such Buyer as a party hereto. (vi) Disclosure Authorization. In connection with any such sale, assignment, transfer, pledge or conveyance permitted hereunder, the Seller authorizes the Agent and each Buyer to disclose to any assignee or Participant and to any prospective assignee or Participant, any and all information in the Agent's or such Buyer's possession concerning the Seller, the Transactions or the Purchased Loans. (vii) Transfers to Non-U.S. Persons. If any interest in this Agreement or the Transactions is transferred to any non-U.S. Person, the transferor Buyer shall cause the transferee, concurrently with the effectiveness of such transfer, (a) to represent to the transferor Buyer (for the benefit of the transferor Buyer, the other Buyers, the Agent and the Seller) that under applicable laws no taxes will be required to be withheld by the Agent and the Seller or the transferor Buyer with respect to any payments to be made to such transferee under this Agreement, (b) to furnish to each of the transferor Buyer, the Agent and the Seller such tax forms and other documentation as are required under Section 8.3(vii), or is otherwise required under this Agreement or applicable Law, and (c) to agree (for the benefit of the transferor Buyer, the other Buyers, the Agent and the Seller) to provide the transferor Buyer, the Agent and the Seller such new tax forms and other documentation as any such Person may reasonably request, or as may otherwise be required under this Agreement or applicable Law, upon the obsolescence of any previously delivered forms, documentation, and comparable statements. (viii) Limitation on Seller's Costs. Except as provided in this Section 23.16, the Seller shall not be required to incur any cost or expense incident to any sale to a Person of any interest in the Facilities and the Purchased Loans pursuant to this Article 23 and all such costs and expenses shall be for the account of the Buyer selling its rights in the Purchased Loan to such Person. 23.17 Erroneous Payments. (i) If the Agent (x) notifies a Buyer or any Person who has received funds on behalf of a Buyer (any such Buyer or other recipient (and each of their respective successors and assigns), a "Payment Recipient") that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Buyer or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of Repurchase Price, Price Differential, principal, interest, fees, distribution or otherwise, individually and collectively, an

23-13 4926-6291-2684.5 "Erroneous Payment") and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 23.17 and held in trust for the benefit of the Agent, and such Buyer shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Banking Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (ii) Without limiting immediately preceding clause (i), each Buyer or any Person who has received funds on behalf of a Buyer (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of Repurchase Price, Price Differential, principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Buyer or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (a) it acknowledges and agrees that (I) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (II) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (b) such Buyer shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Banking Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 23.17(ii). For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this Section 23.17(ii) shall not have any effect on a Payment Recipient's obligations pursuant to Section 23.17(i) or on whether or not an Erroneous Payment has been made. (iii) Each Buyer hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Buyer under this Agreement or any other Facility Paper, or otherwise payable or distributable by the Agent to such Buyer under this Agreement or any other Facility Paper with respect to any payment of Repurchase Price, Price Differential, principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (i). (iv) The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Buyer, to the rights and interests of such Buyer, as the case may be) under this Agreement and the other Facility Papers with respect to such amount (the "Erroneous Payment Subrogation Rights") and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Seller; provided, however, that this Section 23.17 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Seller relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the

23-14 4926-6291-2684.5 extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from, or on behalf of (including through the exercise of remedies under this Agreement or any other Facility Paper), the Seller for the purpose of a payment on the Obligations. (v) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on "discharge for value" or any similar doctrine. Each party's obligations, agreements and waivers under this Section 23.17 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Buyer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under this Agreement or any other Facility Paper. 23.18 Seller Not a Beneficiary. The provisions to this Article 23 are solely for the benefit of the Agent and the Buyers and the Seller shall not have rights as a third-party beneficiary of any of such provisions.

24-1 4926-6291-2684.5 24 Notices and Other Communications All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices"), except, as otherwise specifically provided in this Agreement, shall be in writing and shall be either (a) delivered in person, (b) mailed, by certified, registered or express mail, postage prepaid, addressed to the respective parties hereto at their respective addresses specified below, (c) sent in a prepaid overnight delivery envelope via a nationally-recognized courier service (such as Federal Express, United Parcel Service or DHL Worldwide Express) that provides weekday next-Banking Day delivery service to the addressee's location, (d) if a fax number is listed for a party, faxed to such party's fax number (with a paper copy mailed the same day as aforesaid) as hereinafter set forth, or (e) delivered electronically to an email address hereinafter set forth; provided, that any party may change its address or other contact information for notice by designating such party's new address or other contact information in a Notice to the sending party given at least five (5) Banking Days before it shall become effective. All Notices shall be conclusively deemed to have been properly given or served when received in person, regardless of how sent. Regardless of when received, all Notices shall be conclusively deemed to have been properly given or served if addressed in accordance with this Section 24 and (1) if mailed, on the third (3rd) Banking Day after being deposited in the mails, or (2) if sent by nationally-recognized courier service, on the next Banking Day or (3) if faxed or emailed before the close of business at the recipient's location on a Banking Day, when faxed or emailed, or if faxed or emailed after the close of business at the recipient's location or on a day that is not a Banking Day, on the next Banking Day thereafter — to the fax number or email address set forth below (provided, that, if a fax is sent, a paper copy is mailed on the same day as aforesaid), provided, that if any such faxed or emailed notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Banking Day for the recipient: If to the Seller: The name and address, telephone, facsimile number and email address of Seller and contact person and title hereof as set forth in Appendix 1, Item 24.1 If to the Agent or the Swing Line Facility Buyer: The name and address, telephone, and email address of Buyer and contact person and title hereof as set forth in Appendix 1, Item 24.2 with an additional copy to: The name and address, telephone, facsimile number and email address of Agent's counsel and contact person and title hereof as set forth in Appendix 1, Item 24.3 If to the other Buyers, at the addresses shown on Schedule 24.

25-1 4926-6291-2684.5 25 Further Assurances At any time and from time to time, at the sole expense of the Seller, the Seller shall promptly provide such further reasonable assurances, documents and agreements and undertake such actions as the Agent may reasonably request in order to effect the purposes of this Agreement, including the assignment, conveyance and transfer of all right, title and interest of each Purchased Loan from the Seller to the Buyers, or to otherwise obtain or preserve the benefits or rights granted under this Agreement.

26-1 4926-6291-2684.5 26 Agent as Attorney-in-Fact The Agent, on behalf of the Buyers, is hereby appointed the attorney-in-fact of the Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments or documents that the Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest, although the Agent agrees not to exercise its rights under this power of attorney unless, in its opinion or the opinion of its legal counsel, a Potential Default or an Event of Default then exists. Without limiting the generality of the foregoing, but subject to Section 20.3, the Agent shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse, collect and control all checks or instruments made payable to the order of the Seller and all other forms of payment to the Seller that represent any payment on account of the principal of or interest on or proceeds from any of the Purchased Loans and to give full discharge for the same. Notwithstanding anything contained herein, in no event shall the Agent be required to make any presentment, demand or protest, or give any notice, and the Agent need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Purchased Loans.

27-1 4926-6291-2684.5 27 Payments by Wire Transfers 27.1 Wires to the Seller. Except with respect to Transactions for Self-Funded Loans, any amounts to be transferred by the Agent to the Seller hereunder shall be sent by journal entry (or wire transfer) in immediately available funds to the Loan Funding Account as follows: Bank: Truist Bank ABA No.: 053101121 For Credit to: The Seller whose name is set forth on Appendix 1, Item 4.4.1 Loan Funding Account No.: Such account number set forth in Appendix 1, Item 2.2.10 With respect to Transactions for Self-Funded Loans, any amounts to be transferred by the Agent to the Seller hereunder shall be sent by journal entry (or wire transfer) in immediately available funds to the Self-Funding Account as follows: Bank: Truist Bank ABA No.: 053101121 For Credit to: The Seller whose name is set forth on Appendix 1, Item 4.4.1 Self-Funding Account No.: Such account number set forth in Appendix 1, Item 2.2.12 27.2 Wires to the Agent. Any amounts to be transferred by the Seller to the Agent hereunder shall be sent by wire transfer in immediately available funds to the Investor Funding Account as follows (provided that the Agent may change the wire transfer instructions from time to time by written notice to the Seller): Truist Bank ABA No.: 053101121 Attention: Mortgage Warehouse Lending Phone: (407) 835-6700 For Credit to: The Seller whose name is set forth on Appendix 1, Item 4.4.1 Investor Funding Account No.: Such account number set forth in Appendix 1, Item 2.2.9

28-1 4926-6291-2684.5 28 Entire Agreement; Severability; Inconsistencies This Agreement supersedes any existing agreements between the parties containing general terms and conditions for repurchase transactions concerning the Purchased Loans. This Agreement may not be amended, restated, modified or supplemented unless such amendment, restatement, modification or supplement is set forth in a writing signed by the Seller and all of the parties required by Sections 23.3, 23.4 and 23.5, as applicable; provided, however, that any provision or term of this Agreement may be amended, restated, modified or supplemented without the written approval or consent of the Seller (or another party hereto) if this Agreement expressly permits the other applicable parties to adopt or effect such amendment, restatement, modification or supplement unilaterally or otherwise without the Seller's (or such other party's) written approval or consent. Without limiting the generality of the foregoing, the Seller expressly acknowledges and agrees that (a) the definition of Eligible Loans as set forth in Schedule EL and the definition of Approved Loan Types (including the underlying definitions for Mortgage Loans of a specific Approved Loan Type) (e.g., the definitions of Conforming Mortgage Loan, Wet Mortgage Loan, Aged Mortgage Loan, Jumbo Mortgage Loan, Bond Mortgage Loan, Non-QM Mortgage Loan, and/or Seasoned Mortgage Loan, as applicable, as set forth in Annexes A through H, respectively) may be amended, restated, modified or supplemented by the Agent and all of the Buyers (or the Agent and the Required Buyers, in the case of the deletion or other elimination of an Approved Loan Type or Approved Sublimit), in accordance with Section 3.7 above, without any further act or consent on the part of the Seller or any other Person, upon delivery of an Eligibility Change Notice to the Seller; (b) on the effective date of a Term SOFR Transition Determination (as defined in Schedule TR hereto), Term SOFR shall be replaced in accordance with the provisions of Schedule TR without any further act or consent on the part of the Seller or any other Person; and (c) the Agent and all of the Buyers shall have the right to unilaterally extend the Termination Date of this Agreement at any time, without any further act or consent on the part of the Seller or any other Person, upon delivery of written notice by the Agent to the Seller. In the case of the foregoing clause (c), the Seller expressly acknowledges and agrees that no such extension by the Agent and the Buyers shall extend the Repurchase Date for any Purchased Loan beyond the 364th day after such Purchased Loan initially becomes subject to a Transaction hereunder. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. If there is any conflict or inconsistency between any of the terms or provisions of this Agreement and any of the other Facility Papers, this Agreement shall govern and control. If there is any conflict between any provision of this Agreement and any later supplement, amendment, restatement or replacement of it, then the latter shall govern and control.

29-1 4926-6291-2684.5 29 Benefit of the Agreement; Termination 29.1 Benefit of the Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto; provided, that the Seller may not assign or transfer any of its interest or delegate any of its obligations under the Facility Papers without the prior written consent of the Agent and all of the Buyers and any such assignment or transfer without the prior written consent of the Agent and all of the Buyers shall be null and void. 29.2 Remedies Exception. Section 29.1 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Article 19. 29.3 Agreement Commencement; Termination. This Agreement shall commence and become effective as of the Effective Date; provided, that each of the conditions precedent in Section 15.1(i) has been satisfied. Subject to payment of all Obligations, this Agreement and all Open Transactions hereunder shall terminate, automatically and without any requirement for notice, on the Termination Date; provided, that this Agreement and any Open Transactions may be extended in writing by the Agent (upon the consent of all of the Buyers) from time to time upon notice to the Seller.

30-1 4926-6291-2684.5 30 Counterparts This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

31-1 4926-6291-2684.5 31 Governing Law, Jurisdiction and Venue This Agreement and the other Facility Papers shall be governed by and construed in accordance with the laws of the State of New York (without reference to its conflicts of laws principles, except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) and the United States of America from time to time in effect. Any legal action with respect to this Agreement or the other Facility Papers may be brought in the courts of New York, sitting in Manhattan, the federal courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof, and each party hereby accepts and unconditionally submits to the jurisdiction of such courts. Each party also hereby waives any objection to the laying of venue in any such courts based on the grounds of inconvenient forum with respect thereto. Notwithstanding the foregoing, nothing in this section shall limit the right of any party hereto to bring proceedings or exercise rights against any other party hereto or any other Person or any of their respective assets (including the Purchased Loans) in any other court or other forum, so long as jurisdiction and venue are proper in such other court or other forum under applicable Law.

32-1 4926-6291-2684.5 32 Waiver of Jury Trial EACH OF THE SELLER, THE BUYERS AND THE AGENT HEREBY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH OF THE SELLER, THE BUYERS AND THE AGENT, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE AGENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE SELLER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BUYERS OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY STOCKHOLDER, DIRECTOR, OFFICER, AGENT OR REPRESENTATIVE OF THE SELLER THAT THE BUYERS OR THE AGENT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

33-1 4926-6291-2684.5 33 Relationship of the Parties This Agreement provides for the sale by the Seller and the purchase by the Buyers (acting through their agent and representative, the Agent) of Eligible Loans and the obligation of the Seller to repurchase them upon termination of each Transaction. The relationship between the Seller and the Buyers (and the Agent) is limited to that of seller and purchaser on the one hand and purchasers and resellers (and the Agent as the Buyers' agent and representative) on the other hand. The provisions in this Agreement and the other Facility Papers for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Buyers and the Agent to protect the interests of the Buyers, as buyers, including their and the Agent's interest in assuring repurchase of Purchased Loans at the termination of each Transaction, and nothing contained in this Agreement or any of the other Facility Papers shall be construed as permitting or obligating any Buyer or the Agent to act as a financial or business advisor or consultant to the Seller, as permitting or obligating any Buyer or the Agent to control the Seller or to conduct the Seller's operations, as creating any fiduciary obligation on the part of any Buyer or the Agent to the Seller, or as creating any joint venture, agency or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Seller acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and the other Facility Papers and to obtain the advice of such counsel with respect to all matters contained in the Facility Papers including the provision for waiver of trial by jury. The Seller further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Buyers and the Agent to enter into this Agreement, and to execute and deliver this Agreement and the other Facility Papers. Anything in this Agreement to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co- agents shall have any powers, duties or responsibilities under this Agreement or any of the other Facility Papers, except in its capacity, as applicable, as the Agent or a Buyer hereunder.

34-1 4926-6291-2684.5 34 No Waivers, Etc. No express or implied waiver of any Event of Default by the Agent shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. Except as otherwise expressly provided herein, no modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by the Seller and the Agent with the approval of the number of Buyers, if any, as may be required under Sections 23.3 or 23.4.

35-1 4926-6291-2684.5 35 Intent 35.1 Transactions are Repurchase Agreements, Master Netting Agreements and Securities Contracts. The parties intend and acknowledge that each Transaction is a "repurchase agreement" and a "master netting agreement" as each such term is defined in section 101 of the Bankruptcy Code (except insofar as the type of Eligible Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in section 741 of the Bankruptcy Code (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). The Agent, each Buyer and the Seller agree that it is their mutual intent that the Transactions executed under this Agreement shall qualify for safe harbor treatment provided by the above referenced sections of the Bankruptcy Code and, to that end, the Seller agrees that, from time to time upon the written request of the Agent or any Buyer, the Seller will prepare, execute and deliver any supplements, modifications, addendums or other documents as may be necessary or desirable, in the Agent's or such Buyer's (as applicable) good faith discretion, in order to cause this Agreement and the Transactions contemplated hereby to qualify as, comply with the provisions of, or otherwise satisfy, maintain or preserve the criteria for safe harbor treatment under such sections of the Bankruptcy Code; provided, however, that the Agent's or any Buyer's failure to request, or the Agent's, any Buyer's or the Seller's failure to execute, such supplements, modifications, addendums or other documents does not in any way alter or otherwise change the intention of the parties hereto that this Agreement and the Transactions hereunder are safe harbored under the Bankruptcy Code. If, notwithstanding the foregoing, the Agent's or the Buyers' enforcement of any right or remedy is stayed by operation of the Bankruptcy Code, the Seller hereby agrees, that, in the event a proceeding under Title 11 of the Bankruptcy Code, either voluntary or involuntary, is commenced by or against the Seller, that the Seller will not oppose or object to any motion or other pleading by the Agent seeking relief from the automatic stay imposed by 11 U.S.C. § 362 to enforce any right or remedy the Agent or the Buyers have with respect to the Purchased Loans and the funds related thereto, whether under this Agreement or otherwise. In addition, the Seller hereby consents to and agrees that the Seller will not oppose any motions that may be filed by the Agent or the Buyers regarding possession, control or servicing of the Purchased Loans including, but not limited to, a motion by the Agent or the Buyers seeking an order (a) directing turnover and/or disbursement of Purchased Loans and the funds related thereto to the Agent for the benefit of the Buyers, and (b) directing continued performance by the Seller of the terms of this Agreement. The Agent, each Buyer and the Seller further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to section 365(a) of the Bankruptcy Code. The Agent, each Buyer and the Seller further agree that this Agreement is intended to create mutuality of obligations among the parties, and as such, this Agreement constitutes a contract which (i) is between all of the parties and (ii) places each party in the same right and capacity. 35.2 Contractual Rights, Etc. The Buyers' right to liquidate Eligible Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Article 19, is a contractual right to liquidate, terminate or accelerate such Transaction as described in sections 362(b)(6), (7) and (27), 546(e), (f) and (j), 555, 559 and 561 of the Bankruptcy Code; and any payments or transfers of property made with respect to this Agreement or any Transaction shall be considered a “margin payment” or “settlement payment” as such terms are defined in Bankruptcy Code Sections 741(5) and 741(8). 35.3 Credit Enhancement; Guaranty. The parties further intend and agree that the pledge of the Purchased Loans and other Additional Repurchase Collateral constitutes a "security agreement or other arrangement or other credit enhancement" that is "related to" this Agreement and the Transactions hereunder within the meaning of sections 101(38A)(A), 101(47)(A)(v), and 741(7)(A)(xi) of the Bankruptcy Code, and, to the extent a Guaranty has been executed in connection with this Agreement, such Guaranty likewise constitutes a "security agreement or other arrangement or other credit enhancement" that is "related to" this Agreement and the Transactions hereunder within the meaning of sections 101(38A)(A), 101(47)(A)(v), and 741(7)(A)(xi) of the Bankruptcy Code. 35.4 FDIA. If a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). 35.5 Agreement is a Netting Contract. This Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each

35-2 4926-6291-2684.5 "payment entitlement" and "payment obligation" under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as any or all of the parties is not a "financial institution" as that term is defined in FDICIA). 35.6 Security Interest in Certain Assets Which are Deemed Part of a Purchased Loan. To the extent that a court of competent jurisdiction determines that certain assets which are deemed part of a Purchased Loan do not fall within the definition of a "repurchase agreement" under sections 101(47)(A)(i) and/or (iv) of the Bankruptcy Code or a "securities contract" under sections 741(7)(A)(i) or (viii) of the Bankruptcy Code (the "Additional Repurchase Assets"), then the parties hereto agree that to secure payment of its Obligations hereunder the Seller shall have pledged to the Agent, individually and as agent for the Buyers, and granted to the Agent, individually and as agent for the Buyers, a security interest in and a Lien on, Seller's right, title and interest in and to all of such Additional Repurchase Assets and in any products and proceeds related thereto (collectively, the "Additional Repurchase Collateral"), whether now owned or hereafter acquired, subject to no other Liens except for Permitted Liens, and, only with respect to such Additional Repurchase Collateral, this Agreement shall constitute a security agreement or arrangement or other credit enhancement related to a repurchase agreement as defined under section 101(47)(A)(v) of the Bankruptcy Code and/or a security agreement or arrangement or other credit enhancement related to a securities contract as defined under section 741(7)(A)(xi) of the Bankruptcy Code and this Agreement shall create a continuing security interest in the Additional Repurchase Collateral which shall remain in full force and effect until full and final payment of all Obligations. The Seller agrees to do such things as applicable Law requires to maintain the security interest of the Agent, for itself and the Buyers, so granted in all of the Additional Repurchase Collateral that are the subject matter of such court determination as a perfected first priority Lien at all times and to preserve and protect the Additional Repurchase Collateral. The Seller hereby authorizes the Agent to file any financing or continuation statements under the applicable UCC to perfect or continue such security interest in any and all applicable filing offices. The Seller shall pay all customary fees and expenses associated with perfecting such security interest including the costs of filing financing and continuation statements under the UCC as and when required by the Agent, in its reasonable discretion. In addition to all other rights and remedies granted to the Agent, for itself and the Buyers, in this Agreement or in any other Facility Paper or by applicable law, the Agent, for itself and the Buyers, shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Additional Repurchase Collateral). The Seller shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees (including without limitation attorney's fees for services in a bankruptcy or appeal), legal expenses, and other costs and expenses incurred by the Agent and any Buyer in connection with the collection of the Obligations and the enforcement of the Agent's and any Buyer's respective rights under this Agreement. The Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Additional Repurchase Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Agent may apply the Additional Repurchase Collateral against the Obligations as provided in this Agreement and the other Facility Papers. The Seller waives all rights of marshalling, valuation, and appraisal in respect of the Additional Repurchase Collateral. Any cash held by the Agent as Additional Repurchase Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Additional Repurchase Collateral may, in the discretion of the Agent, be held by the Agent in a separate reserve account in the name of the Agent, on behalf of Buyers, as collateral for, and then or at any time thereafter applied in whole or in part against, the Obligations in the order permitted by this Agreement and the other Facility Papers. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Seller or to whomsoever may be lawfully entitled to receive such surplus; provided, that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement. The provisions of this Section 35.6 shall not amend or modify or conflict or be inconsistent with the intent of the parties as otherwise expressed in the Agreement, including without limitation Articles 1, 11 and 35. 35.7 Tax and Accounting Treatment. Each party to this Agreement acknowledges that it is its intent for (i) U.S. federal, state and local income and franchise tax purposes to treat each Transaction as indebtedness of the Seller that is secured by the Purchased Loans and that the Purchased Loans are owned by the Seller in the absence of an Event of Default by the Seller, and (ii) accounting purposes to treat each Transaction as a secured financing. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with these treatments, unless required by law.

35-3 4926-6291-2684.5

36-1 4926-6291-2684.5 36 Disclosure Relating to Certain Federal Protections The parties hereto acknowledge that they have been, advised that: 36.1 Parties not Protected by SIPA. In the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of SIPA do not protect the other party with respect to any Transaction hereunder. 36.2 SIPA Does Not Protect Government Securities Broker or Dealer Counterparty. In the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder. 36.3 Transaction Funds Are Not Insured Deposits. In the case of Transactions in which one of the parties is a financial institution, funds held by such financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable. Nothing in the foregoing sentence shall be construed as a waiver by any party to this Agreement of any deposit insurance coverage that may be applicable to such party's deposit accounts at any FDIC- insured or NCUA-insured financial institution.

37-1 4926-6291-2684.5 37 USA Patriot Act Notification The Agent and the Buyers hereby notify the Seller that, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agent and/or the Buyers are required to obtain, verify and record information that identifies the Seller, including the Seller's name and address and other information, that will allow them to identify the Seller in accordance with said Act.

38-1 4926-6291-2684.5 38 No Consequential Damages WITH REGARD TO ANY ACTION, COUNTERCLAIM OR PROCEEDING UNDER THIS AGREEMENT, ANY OTHER FACILITY PAPERS OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, UNDER NO CIRCUMSTANCES WILL THE AGENT OR ANY BUYER BE LIABLE TO THE SELLER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT SUCH DAMAGES ARE CAUSED BY THE FAULT OR NEGLIGENCE OF THE AGENT OR SUCH BUYER AND WHETHER OR NOT THE AGENT OR SUCH BUYER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

39-1 4926-6291-2684.5 39 Survival All covenants, agreements, representations and warranties made by the Seller herein and in any certificate delivered pursuant hereto shall survive the entering into the Transactions regardless of any investigation made by the Agent or any Buyer and of the Agent's and each Buyer's access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. In addition to the provisions of Article 8, the Seller's obligations under Section 21.1 and any other indemnification obligations of the Seller or other obligations that so provide shall survive the termination of this Agreement for any reason whatsoever and payment of the Obligations.

40-1 4926-6291-2684.5 40 Acknowledgment and Consent to Bail-In of Affected Financial Institutions Notwithstanding anything to the contrary in this Agreement, in any other Facility Paper, or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any Buyer that is an Affected Financial Institution arising under this Agreement or any other Facility Paper, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Facility Paper; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

41-1 4926-6291-2684.5 41 Acknowledgment Regarding Any Supported Qualified Financial Contracts (QFCs) To the extent that the Facility Papers provide support, through a guarantee or otherwise, for any interest rate swap agreement or other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Facility Papers and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Facility Papers that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Facility Papers were governed by the laws of the United States or a state of the United States. (b) As used in this Article 41, the following terms have the following meanings: "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. "QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

42-1 4926-6291-2684.5 42 Security Interest in the Cash Collateral Account Upon the establishment of any Cash Collateral Account, the provisions of this Article 42 shall apply: Notwithstanding anything to the contrary herein, to secure payment of its Obligations hereunder the Seller hereby pledges to the Agent, individually and as agent for the Buyers, and grants to the Agent, individually and as agent for the Buyers, a security interest in and a Lien on, all of the Seller's right, title and interest in and to and under the Cash Collateral Account and any and all cash and other sums at any time on deposit therein and all products and proceeds thereof or related thereto (collectively, the "Other Assets Collateral"), whether now existing or hereafter arising, subject to no other Liens, and, only with respect to such Other Assets Collateral, this Agreement shall constitute a security agreement or arrangement or other credit enhancement related to a repurchase agreement as defined under section 101(47)(A)(v) of the Bankruptcy Code and/or a security agreement or arrangement or other credit enhancement related to a securities contract as defined under section 741(7)(A)(xi) of the Bankruptcy Code and this Agreement shall create a continuing security interest in the Other Assets Collateral which shall remain in full force and effect until full and final payment of all Obligations. The Seller agrees to do such things as applicable Law requires to maintain the security interest of the Agent, for itself and the Buyers, so granted in the Other Assets Collateral as a perfected first priority Lien at all times and to preserve and protect the Other Assets Collateral. The Seller hereby authorizes the Agent to file any financing or continuation statements under the applicable UCC to perfect or continue the perfection of such security interest in any and all applicable filing offices. The Seller shall pay all customary fees and expenses associated with perfecting such security interest including the costs of filing financing and continuation statements under the UCC as and when required by the Agent, in its reasonable discretion. In addition to all other rights and remedies granted to the Agent and the Buyers in this Agreement or in any other Facility Paper or by applicable Law, the Agent, for itself and the Buyers, shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the Other Assets Collateral). The Seller shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees (including without limitation attorney's fees for services in a bankruptcy or appeal), legal expenses, and other costs and expenses incurred by the Agent and any Buyer in connection with the collection of the Obligations and the enforcement of the Agent's and/or any Buyer's rights under this Agreement. The Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Other Assets Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Agent may apply the Other Assets Collateral against the Obligations as provided in this Agreement and the other Facility Papers. The Seller waives all rights of marshalling, valuation, and appraisal in respect of the Other Assets Collateral. Any cash held by the Agent as Other Assets Collateral (including, without limitation, cash held in the Cash Collateral Account) and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Buyers' collateral under this Agreement may, in the discretion of the Agent, be held by the Agent in a separate reserve account (including, without limitation, the Cash Collateral Account) in the name of the Agent, on behalf of the Buyers, as collateral for, and then or at any time thereafter applied in whole or in part against, the Obligations in the order permitted by this Agreement and the other Facility Papers. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Seller or to whomsoever may be lawfully entitled to receive such surplus; provided, that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement. The provisions of this Article 42 shall not amend or modify or conflict or be inconsistent with the intent of the parties as otherwise expressed in the Agreement, including without limitation Articles 1, 11 and 35.

43-1 4926-6291-2684.5 43 Force Majeure Neither the Agent nor any Buyer shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or the other Facility Papers arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation acts of God, earthquakes, fires, floods, wars, civil or military disturbances, terrorism, sabotage, epidemics, plagues, pandemics, outbreaks of infectious disease or any other public health crisis (including quarantines, curfews or other restrictions on business activities arising from any such epidemic, plague, pandemic or outbreak of infectious disease or other public health crisis), riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority or governmental actions.

44-1 4926-6291-2684.5 44 eMortgage Loans Schedule 44 to this Agreement supplements this Agreement to address the terms and conditions upon which the Seller, the Agent, and the Buyers will engage in Transactions for eMortgage Loans (as such term is defined in such Schedule 44). The Agent and the Buyers will engage in Transactions for eMortgage Loans only upon the terms and conditions set forth in this Agreement, as supplemented by Schedule 44 to this Agreement.

45-1 4926-6291-2684.5 45 Self-Funded Loans The Seller intends to self-fund its origination and/or acquisition of Mortgage Loans under certain circumstances using funds from the Self-Funding Account (each such Mortgage Loan is referred to herein as a "Self- Funded Loan"). After self-funding Self-Funded Loans, the Seller intends to sell certain Self-Funded Loans to the Agent (for and on behalf of the Buyers) pursuant to Transactions under this Agreement. With respect to Transactions for Self-Funded Loans, the Seller has requested that the Agent deposit the Purchase Prices for such Transactions into the Self-Funding Account, rather than into the Loan Funding Account. The Agent and the Buyers are willing to engage in Transactions in such manner; provided, however, that (a) all Self-Funded Loans that become Purchased Loans hereunder must be Eligible Loans and must otherwise satisfy the applicable Sublimit criteria and other conditions and criteria hereunder, just as if such Self-Funded Loans were funded through the Loan Funding Account; (b) the Seller must submit to the Agent from time to time such information as the Agent shall request regarding Self- Funded Loans, including, without limitation, evidence of the Seller's closing and funding of such Self-Funded Loans and the Seller's unencumbered ownership thereof; and (c) during the existence of any Potential Default or Event of Default under this Agreement, in addition to any other rights and remedies that the Agent and the Buyers may have hereunder, the Agent (acting either by itself or at the direction of the Required Buyers) shall have the right to discontinue engaging in Transactions through the Self-Funding Account. For the avoidance of doubt, the Seller shall originate and/or acquire Self-Funded Loans entirely from the Seller's own funds. With respect to any particular Self-Funded Loan, the Seller shall direct that closing funds be sent directly from the Self-Funding Account to the title agency or closing attorney that closes such Self-Funded Loan. The Seller shall not use any warehouse funding to originate and/or acquire any Self-Funded Loans, prior to the Seller's sale of such Self-Funded Loans to the Agent (for and on behalf of the Buyers) pursuant to Transactions under this Agreement.

46-1 4926-6291-2684.5 46 JPMorgan-Funded Loans The Seller has requested that on or after the Effective Date, the Agent (for and on behalf of the Buyers) engage in Transactions hereunder to purchase certain Mortgage Loans that JPMorgan Chase Bank, National Association ("JPMorgan"), as agent, previously purchased from the Seller under a syndicated mortgage loan repurchase facility made available to the Seller by JPMorgan and certain other buyers, and for which JPMorgan serves as agent (the "JPMorgan Repurchase Facility"). The Agent and the Buyers have agreed to such request on certain terms and conditions that are set forth in this Agreement and in consideration of the agreements made in a letter agreement of even date herewith among the Seller, JPMorgan, and Truist Bank (in its capacity as custodian under the JPMorgan Repurchase Facility) regarding the payoff and termination of the JPMorgan Repurchase Facility and in a related payment direction letter of even date herewith delivered by the Seller to JPMorgan (such letter agreement and payment direction letter are referred to herein collectively as the "JPMorgan Payoff Agreement"). In regard to such Mortgage Loans that JPMorgan previously purchased from the Seller, and that will become Purchased Loans hereunder on or about the Effective Date (collectively, the "JPMorgan-Funded Loans"): (a) The Seller represents and warrants to the Agent and the Buyers that all JPMorgan-Funded Loans are Eligible Loans and otherwise satisfy the applicable Sublimit criteria and other conditions and criteria hereunder; (b) The Seller represents and warrants to the Agent and the Buyers that no Person previously purchased any JPMorgan-Funded Loan, other than JPMorgan (as agent for the buyers under the JPMorgan Repurchase Facility) under the JPMorgan Repurchase Facility; (c) The Seller represents and warrants that upon the Agent's payment to JPMorgan of the payoff amount described in the JPMorgan Payoff Agreement to JPMorgan, the JPMorgan Repurchase Facility will be repaid in full, and JPMorgan no longer will have any interest in any JPMorgan-Funded Loan; (d) The Seller agrees that, for purposes of calculating the Repurchase Period of a JPMorgan- Funded Loan, the Purchase Date of such JPMorgan-Funded Loan shall be deemed to be the date that JPMorgan initially purchased such JPMorgan-Funded Loan under the JPMorgan Repurchase Facility; and (e) The Seller agrees to work with the Agent as reasonably necessary to ensure that any payments that are received by JPMorgan or by the Seller on account of any JPMorgan-Funded Loan (including, without limitation, any payments due from any investor of the Seller to whom any such JPMorgan-Funded Loan was out on bailee letter on or about the Effective Date) are promptly remitted to the Investor Funding Account; provided, however, that the Seller shall be entitled to retain any Income on a JPMorgan-Funded Loan to the extent permitted by Article 9 above. [The remainder of this page is intentionally blank; signature pages follow]

APPENDIX 1-1 4926-6291-2684.5 APPENDIX 1 TO MASTER REPURCHASE AGREEMENT (Effective as of the Effective Date) MRA Cross-Referenced Data Item # Data Input Administrative Account Number 2.2.1 Not applicable Authorized Seller Representatives 2.2.2 The names and titles of the Authorized Seller Representatives are as follows: Name Title Eric Hart President Colleen Oxbrough Chief Financial Officer John A. D'Agostino Vice President, Treasury Megan Scheiderich Vice President, Finance & Accounting Michael Sullivan Secretary Cash Collateral Account Number 2.2.3 xxxxxxxx9770 Certificating Custodian 2.2.4 Truist Bank Not applicable 2.2.5 Not applicable Effective Date 2.2.6 August 11, 2026 Guarantor(s) Names 2.2.7 Not applicable Name & Date of Guaranty Agreement 2.2.8 Not applicable Investor Funding Account Number 2.2.9 xxxxxxxx9762 Loan Funding Account Number 2.2.10 xxxxxxxx9754 Operating Account Number 2.2.11 xxxxxxxx6196 Self-Funding Account Number 2.2.12 xxxxxxxx6218 Name of Seller 4.4.1 Pulte Mortgage LLC

APPENDIX 1-2 4926-6291-2684.5 Subsidiaries 16.1.1 The Subsidiaries are as follows: Subsidiary Place of organization The Seller's percentage of capital stock or equity ownership Operating Subsidiaries PCIC Insurance Agency, Inc. Michigan 100% Pulte Insurance Agency, Inc. Delaware 100% Single Purpose Finance Subsidiaries N/A N/A N/A Ownership 16.1.2 The ownership of Seller is as follows: Owner(s) of Seller Owner's Percentage of Capital Stock or Equity Ownership PulteGroup, Inc.* 100% * PulteGroup, Inc. is an NYSE-listed publicly traded company. Agency Approvals 16.1.3 Fannie Mae, Freddie Mac, Ginnie Mae, FHA, VA, and USDA Principal Place of Business 16.1.4 Principal Executive Office: 6900 East Layton Avenue, Suite 1500 Denver, Colorado 80237 Records concerning Purchased Loans at: 6900 East Layton Avenue, Suite 1500 Denver, Colorado 80237 The Seller's Organizational Number: 0783115 Name Changes & Trade Names 16.1.5 Not applicable Personal Financial Statements 17.1.1 Not applicable Tax Returns 17.1.2 Not applicable

APPENDIX 1-3 4926-6291-2684.5 Servicing Valuations and Reports 17.1.3 Not applicable as of the effective date of this Appendix 1; provided, however, that if after such effective date, the Seller begins to retain materially more mortgage servicing rights than it retains on such effective date, the Agent shall have the right to require periodic servicing valuations, delinquency reports, and related information. Servicing Valuation/Report Cycles 17.1.4 Not applicable as of the effective date of this Appendix 1; provided, however, that if after such effective date, the Seller begins to retain materially more mortgage servicing rights than it retains on such effective date, the Agent shall have the right to determine the cycles on which the Seller must deliver periodic servicing valuations, delinquency reports, and related information. Seller's Fiscal Year-End 17.1.5 December 31 Post-Closing Deliverables 17.17.1 Not applicable State of Organization 18.15.1 Delaware

APPENDIX 1-4 4926-6291-2684.5 Seller's Name, Address, Telephone, 24.1 Pulte Mortgage LLC Facsimile Number, Email Address and 6900 East Layton Avenue, Suite 1500 Name and Title of Contact Person Denver, CO 80237 Attention: Colleen Oxbrough, Chief Financial Officer Telephone: (303) 493-2499 Facsimile: (303) 409-5249 Email: colleen.oxbrough@pulte.com with a copy to the following Person if the applicable notice relates to a Potential Default or an Event of Default under this Agreement; provided, however, that such copy shall be for informational purposes only, and neither the Agent nor any Buyer shall not incur any liability to the Seller for failure to provide such copy: Honigman LLP 2290 First National Building 600 Woodward Avenue Detroit, MI 48226 Attention: Steven J. Migliore Michelle Bleda Drew Telephone: (313) 465-7462 (Migliore) (313) 465-7260 (Drew) Email: smigliore@honigman.com mdrew@honigman.com Agent's Name, Address, Telephone, 24.2 Truist Bank Email Address and Name and Title Mortgage Warehouse Lending of Contact Person Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, FL 32809 Attention: Jonathan Highfield, Senior Vice President/Managing Director Chad Cain, Senior Vice President Telephone: (407) 835-6700 Email: jonathan.highfield@truist.com chad.c.cain@truist.com Agent's Attorney's Name, Address, Telephone, 24.3 Bradley Arant Boult Cummings LLP Facsimile Number, and Email Address and One Federal Place Name and Title of Contact Person 1819 Fifth Avenue North Birmingham, AL 35203 Attention: Charles R. Moore III, Esq. Telephone: (205) 521-8493 Facsimile: (205) 488-6493 Email: cmoore@bradley.com

APPENDIX 2-1 4926-6291-2684.5 APPENDIX 2 TO MASTER REPURCHASE AGREEMENT (Effective as of the Effective Date) MRA Cross-Referenced Data Item # Data Input Approved Loan Types 2.2.2.1 ● Conforming Mortgage Loans (as defined in Annex A) ● Wet Mortgage Loans (as defined in Annex B) ● Aged Mortgage Loans (as defined in Annex C) ● Jumbo Mortgage Loans (as defined in Annex D) ● Bond Mortgage Loans (as defined in Annex F) ● Non-QM Mortgage Loans (as defined in Annex G) ● Seasoned Mortgage Loans (as defined in Annex H) Approved Sublimits 2.2.2.2 ● Conforming Mortgage Loans Sublimit ● Wet Mortgage Loans Sublimit ● Aged Mortgage Loans Sublimit ● Jumbo Mortgage Loans Sublimit ● Bond Mortgage Loans Sublimit ● Non-QM Mortgage Loans Sublimit ● Seasoned Mortgage Loans Sublimit

APPENDIX 2-2 4926-6291-2684.5 Buyer's Margin Percentage, Purchase 2.2.2.3 The Buyer's Margin Percentages, Purchase Value and Repurchase Period Values and standard Repurchase Periods are as set forth in the chart below: Type of Mortgage Loan Buyer's Margin Percentage Purchase Value Standard Repurchase Period Conforming Mortgage Loans 98% (A) the Buyer's Margin Percentage for Conforming Mortgage Loans multiplied by (B) the purchase price to be paid by an Approved Investor in the Investor Commitment applicable to such Mortgage Loan; provided, however, that in no event shall the Purchase Value exceed the Principal Balance of such Mortgage Loan sixty (60) days after the applicable Purchase Date Wet Mortgage Loans The percentage applicable to the underlying Type of Mortgage Loan funded by the relevant Transaction The amount equal to the Purchase Value applicable to the underlying Type of Mortgage Loan funded by the relevant Transaction seven (7) Banking Days after the applicable Purchase Date; provided that the standard Repurchase Period may be extended to twenty (20) calendar days pursuant to the definition of "Wet Mortgage Loan Period" Aged Mortgage Loans 100% (A) the Buyer's Margin Percentage for Aged Mortgage Loans multiplied by (B) the outstanding Purchase Price of such Mortgage Loan immediately prior to the transfer of such Mortgage Loan to the Aged Mortgage Loans Sublimit from the applicable other Approved Sublimit (i.e., the Seller will not be required to curtail such Mortgage Loan upon its transfer to the Aged Mortgage Loans Sublimit) thirty (30) days after the applicable Transfer Date Jumbo Mortgage Loans 97%, except 90% if the Cumulative Loan-to-Value Ratio is more than 95% (A) the Buyer's Margin Percentage for Jumbo Mortgage Loans multiplied by (B) the purchase price to be paid by an Approved Investor in the Investor Commitment applicable to such Mortgage Loan; provided, however, that in no event shall the Purchase Value exceed the Principal Balance of such Mortgage Loan sixty (60) days after the applicable Purchase Date

APPENDIX 2-3 4926-6291-2684.5 Bond Mortgage Loans 98% (A) the Buyer's Margin Percentage for Bond Mortgage Loans multiplied by (B) the purchase price to be paid by an Approved Investor in the Investor Commitment applicable to such Mortgage Loan; provided, however, that in no event shall the Purchase Value exceed the Principal Balance of such Mortgage Loan ninety (90) days after the applicable Purchase Date Non-QM Mortgage Loans 90% (A) the Buyer's Margin Percentage for Non-QM Mortgage Loans multiplied by (B) the purchase price to be paid by an Approved Investor in the Investor Commitment applicable to such Mortgage Loan; provided, however, that in no event shall the Purchase Value exceed the Principal Balance of such Mortgage Loan sixty (60) days after the applicable Purchase Date Seasoned Mortgage Loans (A) if such Mortgage Loan also meets the requirements of paragraph (ii) of the definition of Conforming Mortgage Loan, 80%; or (B) if such Mortgage Loan also meets the requirements of paragraphs (ii) and (iv) of the definition of Jumbo Mortgage Loan, 60% (A) the Buyer's Margin Percentage for Seasoned Mortgage Loans multiplied by (B) the least of (1) the stated principal amount of the Mortgage Note related to such Mortgage Loan, (2) the Principal Balance of such Mortgage Loan, (3) the outstanding Purchase Price of such Mortgage Loan immediately prior to the transfer of such Mortgage Loan to the Seasoned Mortgage Loans Sublimit from the Aged Mortgage Loans Sublimit, (4) if an Investor Commitment applies to such Mortgage Loan, the purchase price to be paid by an Approved Investor for such Mortgage Loan under such Investor Commitment, or (5) the value of the Mortgaged Premises securing such Mortgage Loan, as determined by an Appraisal or other valuation of such Mortgaged Premises that is acceptable to the Agent in its sole and absolute discretion. To the extent applicable, the Seller will be required to curtail such Mortgage Loan upon its transfer to the Seasoned Mortgage Loans Sublimit. ninety (90) days after the applicable Transfer Date

APPENDIX 2-4 4926-6291-2684.5 Swing Line Facility Limit 2.2.2.4 $100,000,000.00 Termination Date 2.2.2.5 August 9, 2027 Applicable Index & Index Reset Period and 2.2.3.1 The Applicable Indexes (and reset periods) Applicable Margins and Applicable Margins are as set forth in the chart below: Type of Mortgage Loan Applicable Index & Index Reset Period Applicable Margin (or, with respect to Past Due Mortgage Loans, the Past Due Margin) Conforming Mortgage Loans Wet Mortgage Loans (other than Wet Mortgage Loans that are Non-QM Mortgage Loans) Jumbo Mortgage Loans Bond Mortgage Loans Term SOFR, floating daily 1.70% (170 basis points) Non-QM Mortgage Loans Wet Mortgage Loans that are Non- QM Mortgage Loans Term SOFR, floating daily 2.20% (220 basis points) Aged Mortgage Loans Term SOFR, floating daily 1.70% (170 basis points) Seasoned Mortgage Loans Term SOFR, floating daily 2.75% (275 basis points) Extended Wet Mortgage Loans and Past Due Mortgage Loans Prime Rate, floating daily 2.00% (200 basis points) Term SOFR Floor Rate 2.2.3.2 0.50% (50 basis points) Prime Floor Rate 2.2.3.3 4.50% (450 basis points) Federal Funds Rate Floor Rate 2.2.3.4 0.50% (50 basis points)

APPENDIX 2-5 4926-6291-2684.5 Sublimit Maximum Amounts 2.5.2.1 The maximum amount of each Approved Sublimit is as set forth in the table below: Sublimit Maximum Amount is the lesser of (A) or (B) Dollar Amount (A) Percentage of Maximum Aggregate Purchase Price (B) Conforming Mortgage Loans Sublimit $625,000,000.00 100% Wet Mortgage Loans Sublimit (including Wet Mortgage Loans that are Non-QM Mortgage Loans)* $375,000,000.00 on any of the first five (5) and last five (5) Banking Days of any calendar quarter, and $312,500,000.00 on any other day 60% on any of the first five (5) and last five (5) Banking Days of any calendar quarter, and 50% on any other day Aged Mortgage Loans Sublimit $62,500,000.00 10% Jumbo Mortgage Loans Sublimit $187,500,000.00 30% Bond Mortgage Loans Sublimit $125,000,000.00 20% Non-QM Mortgage Loans Sublimit (Wet Mortgage Loans that are Non-QM Mortgage Loans are included for purposes of this sublimit)* $31,250,000.00 5% Seasoned Mortgage Loans Sublimit $10,000,000.00 Not applicable (amount is static) * Notwithstanding anything contained herein to the contrary, at any particular time, the Aggregate Outstanding Purchase Price of Non-QM Mortgage Loans subject to Transactions under the Wet Mortgage Loans Sublimit shall not exceed $15,625,000.00.

APPENDIX 2-6 4926-6291-2684.5 Commitment Fee 2.10.1.1 $468,750.00 (i.e., 7.5 basis points multiplied by the Maximum Aggregate Commitment) Agent's Fee 2.10.2.1 As set forth in the Fee Letter Collateral Processing Fee 2.10.3.1 As set forth in the Fee Letter Endorsement Fee 2.10.3.2 As set forth in the Fee Letter Non-Usage Average Daily Availability Rate 2.10.3.3 thirty percent (30%) Non-Usage Fee Rate 2.10.3.4 0.25% (25 basis points) Reinstatement Fee 2.10.3.5 As set forth in the Fee Letter Wire Transfer Fee 2.10.3.6 As set forth in the Fee Letter Account Maintenance Fee 2.10.3.7 As set forth in the Fee Letter Other Fees 2.10.3.8 As set forth in the Fee Letter Date of Latest Audited Financial Statements 2.16.1.1 December 31, 2025 Date of Latest Unaudited Financial Statements 2.16.1.2 June 30, 2026 Maximum Liability Amount 2.17.1.1 $10,000,000.00

APPENDIX 2-7 4926-6291-2684.5 Beginning Date of Minimum Balance 2.17.14.1 The Effective Date Requirement (Cash Collateral Account) Minimum Balance (Cash Collateral Account) 2.17.14.2 $6,250,000.00 (i.e., 1% of the Maximum Aggregate Commitment) Intercreditor Agreements 2.17.16.1 None in effect as of the effective date of this Appendix 2 Other Approved Facilities 2.18.2.1 The following facilities: Lender/Facility Provider Type of Facility Commitment Amount PulteGroup, Inc. Revolving mortgage loan repurchase facility (i.e., the Pulte Repurchase Facility) $500,000,000.00 PulteGroup, Inc. Unsecured revolving line of credit (i.e., the Pulte Revolving Credit Facility) $100,000,000.00 Adjusted Tangible Net Worth 2.18.19.1 $70,000,000.00 Leverage Ratio 2.18.19.2 10.0:1.0 Minimum Liquidity Amount 2.18.19.3 $50,000,000.00 Net Income Testing Period 2.18.19.4 for the previous twelve-month period, tested monthly as at the end of each calendar month Net Income Amount 2.18.19.5 $1.00 Additional Financial Covenants 2.18.19.6 Not applicable Per Loan Limit 2.EL.1 $2,000,000.00

Ex. A-1 4926-6291-2684.5 EXHIBIT A TO MASTER REPURCHASE AGREEMENT FORM OF OFFICER'S CERTIFICATE WITH COMPUTATIONS TO SHOW COMPLIANCE OR NON-COMPLIANCE WITH CERTAIN FINANCIAL COVENANTS AGENT: TRUIST BANK SELLER: PULTE MORTGAGE LLC SUBJECT PERIOD: {________________} ended {________________} DATE: {________________} This certificate is delivered to the Agent under that certain Master Repurchase Agreement dated as of August 11, 2026 (as supplemented, amended or restated from time to time, the "Repurchase Agreement"), by and among the Seller, the Agent and the Buyers from time to time party thereto. Unless they are otherwise defined in this certificate, terms defined in the Repurchase Agreement have the same meanings here as there. The undersigned officer of the Seller certifies to the Agent and the Buyers that on the date of this certificate: 1. The undersigned is an incumbent officer of the Seller, holding the title stated below the undersigned's signature below. 2. The Seller's financial statements that are attached to this certificate were prepared in accordance with GAAP (except that interim — i.e., other than annual — financial statements exclude notes to financial statements and statements of changes to stockholders' (or owners') equity and are subject to year-end adjustments) and (subject to the aforesaid proviso as to interim financial statements) present fairly the financial condition and results of operations of the Seller and its consolidated Subsidiaries (if any) as of {___________________, 20___}, for that month (the "Subject Period") and for the year to that date. 3. The undersigned officer of the Seller supervised a review of the Seller's activities during the Subject Period in respect of the following matters and has determined the following: (a) except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Facility Papers, the representations and warranties of the Seller in the Repurchase Agreement and the other Facility Papers are true and correct in all material respects, other than the changes, if any, described on the attached Annex A; (b) the Seller has complied with all of its obligations under the Facility Papers, other than the deviations, if any, described on the attached Annex A; (c) no Event of Default or Potential Default exists, other than those Events of Default and/or Potential Defaults, if any, described on the attached Annex A and (d) whether there has been compliance by the Seller with the financial covenants in Section 18.19 of the Repurchase Agreement is accurately calculated on the attached Annex A. PULTE MORTGAGE LLC By: ______________________________________________ Name: Title:

Ex. A-2 4926-6291-2684.5 ANNEX A TO OFFICER'S CERTIFICATE 1. Describe deviations from representations, if any — clause 3(a) of attached Officer's Certificate — if none, so state: 2. Describe deviations from compliance with obligations, if any — clause 3(b) of attached Officer's Certificate — if none, so state: 3. Describe Potential Defaults or Events of Default, if any — clause 3(c) of attached Officer's Certificate — if none, so state: 4. Calculate compliance with covenants in Section 18.19 — clause 3(d) of attached Officer's Certificate: (a) Adjusted Tangible Net Worth. The Adjusted Tangible Net Worth of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, to be not less than $70,000,000.00. (b) Leverage Ratio. The Leverage Ratio of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, to be not greater than 10.0:1.0. (c) Minimum Liquidity. The Liquidity of the Seller on a Consolidated Basis, tested monthly as at the end of each calendar month, to be not less than $50,000,000.00. (d) Net Income. The net income of the Seller on a Consolidated Basis, determined in accordance with GAAP, for the previous twelve-month period, tested monthly as at the end of each calendar month, to be not less than $1.00. (e) The Seller has not declared or paid any dividend or distribution, as applicable, directly or indirectly to the Seller's stockholders (or other equity owners) when, or immediately after, the payment of which, any Potential Default or Event of Default existed. (f) The Seller has not directly or indirectly made any advance to (or declined or deferred any payment due from) any stockholder (or other equity owner) where at the time of or immediately after such action any Potential Default or Event of Default existed or would exist.

Ex. B-1 4926-6291-2684.5 EXHIBIT B TO MASTER REPURCHASE AGREEMENT ELIGIBILITY CHANGE NOTICE {Date} Pulte Mortgage LLC 6900 East Layton Avenue, Suite 1500 Denver, Colorado 80237 Attention: Colleen Oxbrough, Chief Financial Officer Ladies and Gentlemen: Pursuant to that certain Master Repurchase Agreement, dated as of August 11, 2026, as amended or modified from time to time in accordance with the terms thereof (the "Repurchase Agreement," the capitalized terms used herein and not otherwise defined having the meanings given to such terms in said Repurchase Agreement), by and among PULTE MORTGAGE LLC, a Delaware limited liability company, as Seller, TRUIST BANK, a North Carolina banking corporation, as Agent for the Buyers and as a Buyer and as Swing Line Facility Buyer, and the other Buyers a party hereto, we hereby amend {Appendix 2, Item 2.2.2.1 (Approved Loan Types)}{Schedule EL (Eligible Loans)}{Annex A, B, C, D, E, F, G, and/or H} of the Repurchase Agreement and advise you that, commencing on the {effective date} and at all times thereafter (unless further amended by a subsequent Eligibility Change Notice), the {Appendix 2, Item 2.2.2.1 (Approved Loan Types)}{Schedule EL (Eligible Loans)}{Annex A, B, C, D, E, F, G, and/or H} attached hereto shall be deemed applicable to and amend the corresponding {Schedule}{Appendix Item}{Annexes} in the Repurchase Agreement without any further act or consent from the Seller or any other Person. This Eligibility Change Notice replaces and supersedes any and all prior Eligibility Change Notices with respect to the{Schedule}{Appendix Item}{Annex(es)} amended hereby. Sincerely, TRUIST BANK By: Name: Title:

Ex. C-1 4926-6291-2684.5 EXHIBIT C TO MASTER REPURCHASE AGREEMENT BUYERS' WIRE TRANSFER INSTRUCTIONS Agent and Truist: Truist Bank Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, Florida 32809 ABA No.: 053101121 Account No.: xxxxxxxx3261* Account Name: LOANS IN PROCESS, Mortgage Warehouse Lending Re: Pulte Mortgage LLC Huntington: The Huntington National Bank 5555 Cleveland Ave Columbus, Ohio 43231 ABA No.: 044000024 Account No.: xxxxxx7777* Account Name: Commercial Loan Services Re: Pulte Mortgage LLC EverBank: EverBank, National Association 301 West Bay Street Jacksonville, Florida 32202 ABA No.: 063000225 Account No.: xxxxx7765* Account Name: Pulte Mortgage LLC Inbound Account Re: Pulte Mortgage LLC U.S. Bank: U.S. Bank National Association West Side Flats 60 Livingstone Avenue Saint Paul, Minnesota 55107 ABA No.: 091000022 Account No.: xxxxxxxxx0600* Beneficiary: Syndication Services Attention: Syndication Team Re: Pulte Mortgage LLC Texas Capital: Texas Capital Bank 2000 McKinney Avenue Dallas, Texas 75201 ABA No.: 111017979 Account No.: xxxxxxxx2055* Account Name: Texas Capital Bank Re: Truist Bank – Pulte Mortgage LLC Syndication * Each party has separately provided (or will provide upon request) its full account number to the other applicable party(ies).

Ex. D-1 4926-6291-2684.5 EXHIBIT D TO MASTER REPURCHASE AGREEMENT FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Master Repurchase Agreement identified below (as amended, the "Repurchase Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Repurchase Agreement, as of the Effective Date inserted by the Agent as contemplated below, (i) all of the Assignor's rights and obligations in its capacity as a Buyer under the Repurchase Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Swing Line Facility Transactions included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Buyer) against any Person, whether known or unknown, arising under or in connection with the Repurchase Agreement, any other documents or instruments delivered pursuant thereto or the Transactions governed thereby or in any way based on or related to any of the foregoing, including Purchased Loans, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the undivided ownership interest in Purchased Loans and the other rights and obligations sold and assigned pursuant to clause (i) above (the undivided ownership interest in Purchased Loans and all other rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is a Buyer Affiliate of [identify Buyer]] 3. Seller: Pulte Mortgage LLC, a Delaware limited liability company 4. Agent: Truist Bank, as Agent for the Buyers under the Repurchase Agreement 5. Repurchase Agreement: The Master Repurchase Agreement, dated as of August 11, 2026, by and among Pulte Mortgage LLC, as Seller, Truist Bank, as Agent and as a Buyer and as Swing Line Buyer, and the other Buyers a party thereto, as Buyers 6. Assigned Interest: Aggregate Amount of Commitment/Transactions for all Buyers Amount of Commitment/Transactions Assigned Percentage Assigned of Commitment/Transactions $ $ %

Ex. D-2 4926-6291-2684.5 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: [Consented to and] Accepted: TRUIST BANK, as Agent By: Name: Title: [Consented to:] PULTE MORTGAGE LLC, as Seller By: Name: Title:

Ex. D-3 4926-6291-2684.5 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, and (iv) it is not a Defaulting Buyer; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Repurchase Agreement or any other Facility Paper, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Facility Papers or any Transactions thereunder, (iii) the financial condition of the Seller, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Facility Papers or (iv) the performance or observance by the Seller, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Facility Paper. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Buyer under the Repurchase Agreement, (ii) it satisfies the requirements, if any, specified in the Repurchase Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Buyer, (iii) from and after the Effective Date, it shall be bound by the provisions of the Repurchase Agreement as a Buyer thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Buyer thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Repurchase Agreement, together with copies of the most recent financial statements referred to in Section 16.1(iv) thereof or delivered pursuant to Section 17.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance on the Agent, the Assignor, or any other Buyer, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) if it is a Person that is organized under the Requirements of Law of any jurisdiction other than the United States of America or any State thereof, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Repurchase Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Buyer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Facility Papers, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Facility Papers are required to be performed by it as a Buyer. 2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Ex. E-1-1 4926-6291-2684.5 EXHIBIT E-1 TO MASTER REPURCHASE AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Buyers That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Master Repurchase Agreement, dated as of August 11, 2026 (as supplemented, amended or restated, supplemented from time to time, the "Agreement"), by and among Pulte Mortgage LLC, a Delaware limited liability company (the "Seller"), as seller, Truist Bank, a North Carolina banking corporation ("Truist"), as Agent for the Buyers party thereto from time to time, and as a Buyer and as the Swing Line Buyer, the undersigned, as a Buyer, and the other Buyers from time to time party thereto, as Buyers. Pursuant to the provisions of Section 8.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Transactions in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Seller within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Seller as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Seller with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Seller and the Agent, and (2) the undersigned shall have at all times furnished the Seller and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [BUYER'S NAME] By: Name: Title: Date:

Ex. E-2-1 4926-6291-2684.5 EXHIBIT E-2 TO MASTER REPURCHASE AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Master Repurchase Agreement, dated as of August 11, 2026 (as supplemented, amended or restated, supplemented from time to time, the "Agreement"), by and among Pulte Mortgage LLC, a Delaware limited liability company (the "Seller"), as seller, Truist Bank, a North Carolina banking corporation ("Truist"), as Agent for the Buyers party thereto from time to time, and as a Buyer and as the Swing Line Buyer, the undersigned, as a Buyer, and the other Buyers from time to time party thereto, as Buyers. Pursuant to the provisions of Section 8.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Seller within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Seller as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Buyer with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Buyer in writing, and (2) the undersigned shall have at all times furnished such Buyer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [PARTICIPANT'S NAME] By: Name: Title: Date:

Ex. E-3-1 4926-6291-2684.5 EXHIBIT E-3 TO MASTER REPURCHASE AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Master Repurchase Agreement, dated as of August 11, 2026 (as supplemented, amended or restated, supplemented from time to time, the "Agreement"), by and among Pulte Mortgage LLC, a Delaware limited liability company (the "Seller"), as seller, Truist Bank, a North Carolina banking corporation ("Truist"), as Agent for the Buyers party thereto from time to time, and as a Buyer and as the Swing Line Buyer, the undersigned, as a Buyer, and the other Buyers from time to time party thereto, as Buyers. Pursuant to the provisions of Section 8.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Seller within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Seller as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Buyer with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN- E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Buyer and (2) the undersigned shall have at all times furnished such Buyer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [PARTICIPANT'S NAME] By: Name: Title: Date:

Ex. E-4-1 4926-6291-2684.5 EXHIBIT E-4 TO MASTER REPURCHASE AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Buyers That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Master Repurchase Agreement, dated as of August 11, 2026 (as supplemented, amended or restated, supplemented from time to time, the "Agreement"), by and among Pulte Mortgage LLC, a Delaware limited liability company (the "Seller"), as seller, Truist Bank, a North Carolina banking corporation ("Truist"), as Agent for the Buyers party thereto from time to time, and as a Buyer and as the Swing Line Buyer, the undersigned, as a Buyer, and the other Buyers from time to time party thereto, as Buyers. Pursuant to the provisions of Section 8.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Transactions in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Transactions, (iii) with respect to the Repurchase Facility evidenced and governed by the Agreement and the other Facility Papers, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Seller within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Seller as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Seller with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W- 8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Seller and the Agent, and (2) the undersigned shall have at all times furnished the Seller and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [BUYER'S NAME] By: Name: Title: Date:

Schedule BC-1 4926-6291-2684.5 SCHEDULE BC TO MASTER REPURCHASE AGREEMENT (Effective as of the Effective Date) (Updates of this Schedule are effective only if signed by a Vice President or more senior officer of Truist Bank, as Agent — no signature required for the initial Schedule attached to the Master Repurchase Agreement or an amended Schedule attached to an amendment to the Master Repurchase Agreement) The Buyers' Committed Sums (in U.S. Dollars) Repurchase Facility Buyer Committed Sum ($) 1 Committed Percentage (%) 1 Truist Bank $145,000,000.00 23.20% EverBank, National Association $120,000,000.00 19.20% Texas Capital Bank $120,000,000.00 19.20% The Huntington National Bank $120,000,000.00 19.20% U.S. Bank National Association $120,000,000.00 19.20% Aggregate Committed Sum $625,000,000.00 100% 1 To be adjusted from time to time by the Agent based upon the then applicable Committed Sums of the Repurchase Facility Buyers in accordance with this Agreement.

Schedule CN-1 4926-6291-2684.5 SCHEDULE CN TO MASTER REPURCHASE AGREEMENT FORM OF CHANGE NOTICE [On Letterhead of the Seller] [Date] Truist Bank, as Agent Mortgage Warehouse Lending Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, FL 32809 Ladies and Gentlemen: Pursuant to that certain Master Repurchase Agreement, dated as of August 11, 2026, as amended from time to time (the "Repurchase Agreement," the capitalized terms used herein and not otherwise defined having the meanings given to such terms in said Repurchase Agreement), by and among PULTE MORTGAGE LLC, a Delaware limited liability company, as Seller (the "Seller"), TRUIST BANK, a North Carolina banking corporation (the "Agent"), as Agent for the Buyers and as a Buyer and as Swing Line Facility Buyer, and the other Buyers a party thereto, as Buyers, we hereby amend the list of Authorized Seller Representatives only as set forth herein and advise you that, effective as of the date hereof, (1) each of the following persons is hereby designated as an additional "Authorized Seller Representative" for purposes of the Repurchase Agreement and, as such, each and all are hereby authorized and empowered in the name of and on behalf of the Seller, inter alia, to initiate Purchase Requests under the Repurchase Facility and, in connection therewith, to execute and deliver to the Agent such documents substantially in the forms attached to or otherwise permitted in the Repurchase Agreement, and the Agent shall be fully entitled to rely upon the foregoing authorization in so doing: Additional Authorized Seller Representative(s) Name Title/Position Specimen Signature ____________________ ____________________ ____________________ ____________________ and (2) each of the following persons (if any) is hereby deleted as an "Authorized Seller Representative" for purposes of the Repurchase Agreement (list only deletions, if any): This notice is in addition to list of Authorized Seller Representatives and/or each prior Notice of Change of Authorized Seller Representative(s) delivered by the Seller to the Agent and, other than as amended hereby, the list of Authorized Seller Representatives, as amended from time to time, remains in full force and effect and are ratified hereby. DATED this {____} day of {________________, 20___}. SELLER: PULTE MORTGAGE LLC By: Name: Title:

Schedule DQ-1 4926-6291-2684.5 SCHEDULE DQ TO MASTER REPURCHASE AGREEMENT DISQUALIFIERS "Disqualifier" means any of the following events; after the occurrence of any Disqualifier, unless the Agent shall have waived it, or declared it cured, in writing, the Market Value of the affected Purchased Loan shall be deemed to be zero (and the Agent shall be deemed to have marked such Purchased Loan to market): 1. Any event occurs, or is discovered to have occurred, after which the affected Purchased Loan fails to satisfy any element of the definition of "Eligible Loan" that is applicable to such Type of Purchased Loan under Schedule EL to this Agreement or any element of the eligibility criteria that is applicable to such Type of Purchased Loan under the annex to this Agreement that defines such Type of Purchased Loan. 2. In respect of any Purchased Loan, for any reason whatsoever any of the Seller's special representations concerning Purchased Loans set forth in Section 16.2 applicable to that type of Purchased Loan shall be discovered to have been untrue when made, or shall become untrue at any time while the relevant Transaction is Open, in any respect that is material to the value or collectability of that Purchased Loan, considered either by itself or together with other Purchased Loans. 3. Any Purchased Loan (other than an Aged Mortgage Loan or a Seasoned Mortgage Loan) shall become In Default. 4. Any Purchased Loan (other than an Aged Mortgage Loan or a Seasoned Mortgage Loan) for any reason shall cease to be covered by an Investor Commitment, and the Seller shall fail to cause such Purchased Loan to be covered by another Investor Commitment on or before ten (10) Banking Days after such initial coverage is lost. 5. Unless otherwise provided hereunder, the Wet Mortgage Loan Period shall have elapsed after the Purchase Date upon which a Wet Mortgage Loan has been sold to the Buyers without all of such Wet Mortgage Loan's Required Documents having been received by the Agent; provided, that if such Wet Mortgage Loan's Required Documents were received by the Agent, but were found by the Agent to have been deficient in some manner which, in the Agent's reasonable determination represents a condition correctable by the Seller within ten (10) days' time and the Agent then returns each affected Required Document to the Seller for such corrective action, then such Purchased Loan shall not be disqualified by this provision for correction, collection or other action. 6. Any Purchased Loan shall be assumed by (or otherwise become the liability of) — or the real property securing it shall become owned by — any corporation, partnership or any other entity that is not a natural person or a trust for natural persons unless payment in full of such Purchased Loan is guaranteed by a natural person. The Agent and the Buyers may rely on the Seller's representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Agent. 7. Any Purchased Loan shall be assumed by (or otherwise become the liability of) — or the real property securing it shall become owned by — an Affiliate of the Seller or any of the Seller's or its Affiliates' directors, managers, members or officers. The Agent and the Buyers may rely on the Seller's representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Agent. 8. Except as otherwise provided in Section 20.6(ii) or Section 20.6(iii) of this Agreement, any Purchased Loan shipped to an investor or, if applicable, the Certificating Custodian shall not be paid for or returned to the Agent on or before forty-five (45) days after it is shipped. 9. Unless otherwise provided hereunder, the applicable Repurchase Period shall have elapsed with respect to any Purchased Loans. 10. With respect to any Purchased Loan that is, or is intended to be, a MERS Designated Loan, seven (7) days elapse after the Purchase Date upon which such Purchased Loan has been sold to the Buyers without such

Schedule CN-1 4926-6291-2684.5 Purchased Loan being registered in the MERS® System and the Agent being designated as "interim funder" of such Purchased Loan in the MERS® System.

Schedule EL-1 4926-6291-2684.5 SCHEDULE EL TO MASTER REPURCHASE AGREEMENT ELIGIBLE LOANS "Eligible Loan" means and includes each Mortgage Loan as to which each of the following statements is true and correct: (1) Such Mortgage Loan is secured by a first priority mortgage, deed of trust or deed to secure debt, as applicable, on the Property securing such Mortgage Loan; (2) Unless otherwise approved by all of the Buyers from time to time, in their sole discretion and in writing, the improvements on the Property securing such Mortgage Loan shall consist of any one of the following: (i) a detached, one-family dwelling, (ii) a detached two-to-four family dwelling, (iii) a one-family dwelling in a condominium or townhouse project, or (iv) a detached one-family dwelling or townhouse in a planned unit development, none of which (x) is a co-operative or a mobile or manufactured home unless, in the case of a mobile or manufactured home, it is affixed to the real property and is encumbered by a first priority mortgage (or deed of trust or deed to secure debt) both on such real property and on such mobile or manufactured home that has priority over any other Lien on such mobile or manufactured home, whether or not arising under applicable real property law; (y) does not constitute real property under applicable state law; or (z) contains any commercial operations (other than in the nature of an in-home office); (3) Except in the case of an Aged Mortgage Loan or a Seasoned Mortgage Loan subject to a material default of a party other than the Seller, or except for material defaults otherwise permitted by this Agreement, such Mortgage Loan is free of any material default of any party thereto (including the Seller), and, in any case, such Mortgage Loan has not matured by its terms; (4) Except in the case of an Aged Mortgage Loan or a Seasoned Mortgage Loan, no payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and mortgage (or deed of trust or deed to secure debt); (5) Such Mortgage Loan is in compliance with all applicable Laws and regulations governing the same, including the federal Consumer Credit Protection Act of 1968, as amended from time to time, and the regulations promulgated thereunder, the federal Truth-in-Lending Act, as amended from time to time, and the regulations promulgated thereunder, the Secure and Fair Enforcement for Mortgage Licensing (SAFE) Act of 2008, as amended from time to time, and the regulations promulgated thereunder, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended from time to time, and the regulations promulgated thereunder, and all applicable usury laws and restrictions; and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required; (6) All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by the Seller to the Customer thereon; (7) The Property securing such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended insurance coverage (including flood plain insurance if such Property is located in a federally designated flood plain) in accordance with the provisions of such Mortgage Loan with the Seller named as a loss payee thereon; (8) The Property securing such Mortgage Loan is free and clear of all Liens except Liens in favor of the Seller and Permitted Encumbrances; (9) If the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Agent, on terms and subject to conditions set forth herein, (i) such note or other documentation has been released to the Seller for purposes of correcting clerical or other non-substantive

Schedule EL-2 4926-6291-2684.5 documentation problems pursuant to a trust receipt as permitted herein, and such release has occurred within the immediately preceding ten (10) days; (ii) such Mortgage Loan is an Aged Mortgage Loan or a Seasoned Mortgage Loan, and such note or other documentation has been released to an attorney, a trustee, or another third party prosecuting foreclosure proceedings on behalf of the Seller as permitted herein, and such release has occurred within the time period agreed upon by the Agent, in its sole discretion, in the trust receipt, bailment letter, or related agreement(s) that cover the Agent's release of such note or other documentation to such attorney, trustee, or other third party; or (iii) such note or other documentation has been shipped by the Agent directly to an Approved Investor for purchase or, if applicable, to the Certificating Custodian for inclusion in a pool of Mortgage Loans supporting an Agency MBS, as permitted herein, and such shipment has occurred within the immediately preceding forty-five (45) days or such longer period of time as the Agent shall permit in accordance with Section 20.6(ii) or Section 20.6(iii) of this Agreement, as applicable; (10) Except as otherwise waived by the Agent, the Loan-to-Value Ratio of such Mortgage Loan complies with the requirements of each applicable Agency and Approved Investor, and if any applicable Agency and/or Approved Investor requires such Mortgage Loan to be subject to a private mortgage insurance policy, such policy has been issued in favor of the Seller by an insurer that is satisfactory to such Agency and/or Approved Investor, as applicable; (11) Except in the case of an Aged Mortgage Loan or a Seasoned Mortgage Loan, the date of the promissory note for such Mortgage Loan is no earlier than sixty (60) days (or ninety (90) days in the case of any Mortgage Loan which is purchased by the Seller from a third party correspondent approved by the Agent) prior to the Purchase Date for any Mortgage Loan that becomes a Purchased Loan or, if the interest rate applicable to such Mortgage Loan has converted to a fixed rate, the date of such conversion is no earlier than sixty (60) days prior to the Purchase Date for such Mortgage Loan that becomes a Purchased Loan; (12) If such Mortgage Loan is or is to be FHA-insured or VA- or USDA-guaranteed, such insurance or guaranty is in full force and effect (or such Mortgage Loan is eligible for such insurance or guaranty and said insurance or guaranty has been or will be applied for within thirty (30) days from the date of funding of such Mortgage Loan), and such Mortgage Loan fully conforms to all underwriting and other requirements of FHA, VA, or USDA, as applicable; (13) Except in the case of an Aged Mortgage Loan or a Seasoned Mortgage Loan, such Mortgage Loan is subject to a valid and binding Investor Commitment to purchase such Mortgage Loan or, if applicable, an Agency MBS backed by such Mortgage Loan, and the following requirements are met: (i) such Investor Commitment is fully enforceable in accordance with its terms; (ii) such Investor Commitment will be assigned to the Agent for the benefit of the Buyers hereunder on the Purchase Date in respect of any Mortgage Loan that becomes a Purchased Loan; (iii) the Seller and the applicable Mortgage Loan are in full compliance with such Investor Commitment; and (iv) if such Investor Commitment is not a Best Efforts Commitment, such Mortgage Loan is covered by a Hedging Arrangement that mitigates interest rate risk; provided, however, that if such Mortgage Loan is covered by an Investor Commitment at the time such Mortgage Loan becomes a Purchased Loan hereunder, and such Mortgage Loan subsequently ceases to be covered by an Investor Commitment, the Seller shall have ten (10) Banking Days to cause such Mortgage Loan to be covered by another Investor Commitment; (14) Except for the existence of a commitment to sell such Mortgage Loan on a servicing-released basis, such Mortgage Loan is not subject to any servicing arrangement with any Person other than the Seller nor are any Servicing Rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any Person and such Servicing Rights have not been sold, transferred, assigned, conveyed, pledged, mortgaged or hypothecated to any Person, other than as permitted hereunder; (15) The initial principal amount of such Mortgage Loan does not exceed the amount set forth in Appendix 2, Item 2.EL.1 (the "Per Loan Limit"), unless otherwise approved by the Agent, in its sole discretion, from time to time, in respect of any Mortgage Loan that becomes a Purchased Loan; (16) Such Mortgage Loan is originated directly by the Seller and is not purchased from a third party correspondent, unless otherwise approved by the Agent in its sole discretion and, if so approved by the Agent in respect of a Mortgage Loan that becomes a Purchased Loan, the Required Documents and, if the Agent has so

Schedule EL-3 4926-6291-2684.5 requested, any other Loan Papers for such Mortgage Loan specifically requested by the Agent, must be delivered to the Agent or its designee on or prior to the date of the Transaction, accompanied by a bailment letter acceptable to the Agent and applicable wiring instructions; (17) If such Mortgage Loan was directly or indirectly acquired by the Seller from a mortgage broker or a correspondent, such Mortgage Loan was purchased for fair value and the Seller took possession of such Mortgage Loan in the ordinary course of its business, without knowledge that such Mortgage Loan was subject to any security interest; (18) The Property securing such Mortgage Loan is (i) located in a state in which the Seller has all necessary licenses to conduct its mortgage banking business; and (ii) improved by completed improvements; (19) No Disqualifier exists as to such Mortgage Loan; (20) Such Mortgage Loan is covered by either (i) an ALTA mortgage title insurance policy or another Agency-approved form of title insurance, issued by and constituting the valid and binding obligation of a title insurer that is (a) generally acceptable to prudent mortgage lenders who regularly originate or purchase Mortgage Loans comparable to such Mortgage Loan in the area where the related Mortgaged Premises are located, and (b) is qualified to do business in the jurisdiction where the relevant Mortgaged Premises are located, insuring the Seller, its successors and assigns, as to the first priority (subject to Permitted Encumbrances) of the Lien of the Mortgage on the related Mortgaged Premises, in an amount equal to the original principal amount of such Mortgage Loan; or (ii) if such Mortgage Loan is an Agency-eligible Mortgage Loan (or a Jumbo Mortgage Loan that would be Agency-eligible except for its loan size) and the applicable Agency permits the same in lieu of title insurance, an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to the applicable Agency and to prudent mortgage lenders who regularly originate or purchase Mortgage Loans comparable to such Mortgage Loan in the area where the related Mortgaged Premises are located. No claims have been made under such title policy or such opinion of title and no prior holder of such Mortgage Loan, including the Seller, has done, by act or omission, anything that would impair the coverage of such title policy or such opinion of title. The Seller and its successors and assigns are the sole named insured of such mortgage title insurance policy or the addressee of such opinion of title, the assignment to the Agent on behalf of the Buyers of the Seller's interest in such title policy or such opinion of title does not require the consent of or notice to the insurer or issuer thereof (or such consent has been obtained or notice given), and such title policy or opinion of title is and will be in full force and effect and inure to the benefit of the Agent on behalf of the Buyers if, as and when such Mortgage Loan is sold to the Agent on behalf of the Buyers; (21) Such Mortgage Loan's Mortgage contains an enforceable provision for acceleration of the maturity of the unpaid principal balance thereof in the event that the Mortgaged Premises are sold or transferred without the prior written consent of the holder thereof; (22) If such Mortgage Loan contains a "buydown" provision or similar provision(s) pursuant to which monthly payments are paid in whole or in part with funds deposited in a separate account established by the Seller, the Customer or anyone on behalf of the Customer, or are paid by any source other than the Customer, such Mortgage Loan is an Agency-eligible Mortgage Loan (or a Jumbo Mortgage Loan that would be Agency-eligible except for its loan size) and such provision(s) comply with the applicable Agency Guide and other requirements of the applicable Agency (for the avoidance of doubt, any such account and the funds therein shall constitute Purchased Loans Support for purposes of this Agreement and the other Facility Papers); (23) Except as otherwise permitted by the Agent in its sole and absolute discretion, such Mortgage Loan is not subject to a bankruptcy plan nor is the Customer or any guarantor of such Mortgage Loan (or any portion thereof) a debtor in a bankruptcy or insolvency proceeding; (24) As to such Mortgage Loan and/or its Loan Papers: (a) the Seller has not waived any default, breach, violation or event permitting acceleration except payment delinquencies that have not been outstanding long enough to cause such Mortgage Loan to be In Default;

Schedule EL-4 4926-6291-2684.5 (b) the Loan Papers contain customary and enforceable provisions so as to render the rights and remedies of their holder adequate for the realization of the benefits of the security intended to be provided by it; (c) none of its makers or mortgagors is an Affiliate of the Seller or any of its or its Subsidiaries' directors or officers; (d) there is only one original executed Mortgage Note, and, except in the case of Wet Mortgage Loans, that original has been delivered to the Agent; (e) the Mortgage Note and Mortgage for such Mortgage Loan that becomes a Purchased Loan, including Wet Mortgage Loans, have been duly (i) endorsed by the last endorsee or assigned to the Seller and (ii) endorsed or assigned by the Seller in blank or, if requested by the Agent, to the Agent for the benefit of the Buyers (provided, however, that endorsement in blank of a Mortgage Assignment is not required when MERS is designated in the Mortgage as the original mortgagee or the nominee of the original mortgagee, its successors and assigns), and such Mortgage Note and the other Required Documents related to such Mortgage Note have been delivered (or in the case of Wet Mortgage Loans, are in the process of being delivered) to the Agent; (f) the Mortgage Assignment for such Mortgage Loan that becomes a Purchased Loan is or will be in proper and sufficient form for recording in the appropriate government office in the U.S. jurisdiction where the related Mortgaged Premises are located (no such Mortgage Assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System); and upon and after delivery to the Agent of the Mortgage Note evidencing such Mortgage Loan, the Agent on behalf of the Buyers will have a duly perfected first priority possessory ownership interest in such Mortgage Loan, and for so long as the Agent or another bailee for the Agent retains possession of such Mortgage Note, the Agent on behalf of the Buyers will have a duly perfected first priority possessory ownership interest in such Mortgage Loan; (g) all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that have previously become due have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by any Person other than the applicable Customer, directly or indirectly, for the payment of any amount required under the related Loan Papers, except for interest to accrue from the date of such Mortgage Loan or the date of disbursement of its proceeds (whichever is greater) to the day that precedes by a month the due date of such Mortgage Loan's first installment of principal and interest; (h) if an escrow of funds has been established for such Mortgage Loan, it is not prohibited by applicable Law, all escrow deposits and escrow payments have been collected in full compliance with applicable Law and are in the possession of the Seller or have been applied to pay their proper and intended purposes, no escrow deposits or escrow payments or other charges or payments due in respect of such Mortgage Loan have been capitalized under its Mortgage Note or Mortgage and no deficiencies exist in connection therewith for which customary arrangements for payment have not been made; (i) all interest rate adjustments, if any, in respect of such Mortgage Loan have been made in strict compliance with applicable Law and the terms of the related Mortgage Note, and any interest required to be paid pursuant to applicable Law has been properly paid and credited; (j) no Customer in respect of such Mortgage Loan has notified the Seller, and the Seller has no knowledge, of any relief requested by or allowed to such Customer under the Servicemembers' Civil Relief Act of 2003;

Schedule EL-5 4926-6291-2684.5 (k) the Mortgage is a Lien on the Mortgaged Premises and Property described in it, and the description of the Mortgaged Premises in such Mortgage is legally adequate and such Mortgage Loan has been fully advanced in its face amount; (l) no default, and no event that with notice or lapse of time or both would become a default, has occurred and is continuing in respect of such Mortgage Loan except as to which the Seller has given written notice to the Agent with respect thereto if such Mortgage Loan has become a Purchased Loan (by reporting Purchased Loans that are delinquent Mortgage Loans); (m) the Seller's acquisition, disposition and collection practices with respect to such Mortgage Loan are and have been in all material respects in accordance with industry custom and practice, and in all respects legal and proper; and (n) all Hazard Insurance Policies covering the Mortgaged Premises encumbered by such Mortgage Loan: (1) name and will continue to name the Seller or the applicable Servicer as the insured under a standard mortgagee clause and, in the event such Mortgage Loan becomes a Purchased Loan, inures to the benefit of the Agent on behalf of the Buyers; (2) are and will continue to be in full force and effect; (3) are in the amount of the full insurable value of the Mortgaged Premises on a replacement cost basis or the unpaid principal amount of such Mortgage Loan, whichever is less; (4) are the valid and binding obligation of the insurer; (5) have all premiums due thereon paid; (6) are required by the related Mortgage to be maintained on relevant Mortgaged Premises at the Customer's cost and expense, failing which the holder of such Mortgage is authorized by the express terms of such Mortgage to obtain and maintain such insurance at such Customer's cost and expense and to obtain reimbursement of such cost from such Customer; and (7) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if required by the terms of any applicable private mortgage insurance or by any applicable Requirements of Law; (25) Such Mortgage Loan or, as applicable, all Loan Papers relating to such Mortgage Loan: (a) were originated by a duly licensed mortgage loan originator or mortgage lender in the ordinary course of its business; (b) have been made and originated in compliance with all applicable requirements of the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act of 1974, the federal Truth-In- Lending Act of 1968, the Fair Credit Billing Act of 1974, the Fair Credit Reporting Act of 1970, the Secure and Fair Enforcement for Mortgage Licensing (SAFE) Act of 2008, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, each as amended from time to time, and the related statutes and regulations and all applicable Requirements of Law under usury, truth-in-lending, equal credit opportunity and all other Laws, and, in respect of such Mortgage Loan if, as and when it becomes a Purchased Loan, the continued compliance of the Purchased Loan is not affected by its sale to the Agent; (c) are the legal, valid and binding obligations of the Customer(s) who made them and are and will continue to be in full force and effect and valid and binding obligations of such Customer(s), enforceable

Schedule EL-6 4926-6291-2684.5 in accordance with their terms, without and free from any claim, right of rescission, counterclaim, defense or offset, including any claim or defense of usury, except as such enforceability may be limited by bankruptcy and other laws affecting the rights of creditors generally and by principles of equity, excepting rights that, by applicable Law, cannot be waived, and neither the operation of any of their respective contract terms nor the exercise of any right thereunder will render any of them partly or wholly unenforceable or subject to any such claim, right of rescission, counterclaim, defense or offset, and no such claim, right of rescission, counterclaim, defense or setoff has been asserted; (d) have not been modified or amended and none of their requirements has been waived, except as expressly and completely reflected in the applicable Loan Papers furnished to the Agent; (e) were not originated in, and are not subject to the laws of, any jurisdiction whose laws (i) make unlawful their sale to the Agent on behalf of the Buyers pursuant to this Agreement, or (ii) render such Mortgage Loan unenforceable; (f) are in full force and effect and have not been satisfied or subordinated in whole or in part or rescinded, and the Mortgaged Premises securing such Mortgage Loan have not been partially or completely released from the Lien of the Mortgage; (g) are each secured by a valid first Lien in favor of the Seller on the real property securing the amount owed by the Customer(s) under the related Mortgage, subject only to Permitted Encumbrances, that to the best of the Seller's knowledge, has a fair market value equal to or greater than the loan value that will be attributed or allocated under this Agreement to such Mortgage Loan secured thereby; (h) are each executed in full accordance with all requirements of the applicable Laws of the jurisdiction in which the related Mortgaged Premises are located, with the Mortgage being (1) duly acknowledged and sealed by such official and in such manner and form as to be both recordable and effective under such Laws to give such constructive notice to all Persons as shall be necessary to establish and continue the Lien of such Mortgage and (2) so recorded, and with the Mortgage Note, Mortgage and all related papers executed with the genuine original signature(s) of the Customer(s) obligated on such Mortgage Loan, and all parties to such Mortgage Loan had full legal capacity to execute it; (i) the Seller has not sold, assigned, transferred, hypothecated or pledged such Mortgage Loan to any Person (excluding assignments to MERS as nominee for the Seller, its successors and assigns); (j) are (except where the applicable Agency guidelines do not require an Appraisal, and except in the case of an Aged Mortgage Loan or a Seasoned Mortgage Loan) the subject of a Current Appraisal of which the Seller has possession and will make available to the Agent on request, and the Seller has in its possession and will make available to the Agent on request evidence of such value and how it was determined; and (k) are not in violation of the Home Ownership and Equity Protection Act of 1994; (26) As to the Mortgaged Premises related to such Mortgage Loan: (a) the Mortgaged Premises securing such Mortgage Loan are capable of being lawfully occupied under applicable Laws, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Premises and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate Governmental Authority; (b) the Mortgaged Premises securing such Mortgage Loan, if located in a special flood hazard area designated as such by the Secretary of HUD, are and shall continue to be covered by special flood insurance as required by the National Flood Insurance Program or its successor program;

Schedule EL-7 4926-6291-2684.5 (c) based on customary residential mortgage industry practices and, to the knowledge of the Seller, the Mortgaged Premises securing such Mortgage Loan are free from any and all toxic and hazardous substances and there exists no violation of any applicable environmental Law; (d) to the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials affecting the related Mortgaged Premises which are undischarged; and (e) the related Mortgaged Premises are, to the best of the Seller's knowledge, free of material damage and in good repair and the Seller has no actual knowledge that any such Mortgaged Premises have suffered material fire, storm or other casualty damage that is not covered by a Hazard Insurance Policy; and (27) Such Mortgage Loan is not a reverse mortgage loan. Notwithstanding anything to the contrary herein, this Schedule EL may be revised from time to time by the Agent with the approval of the Required Buyers (or with the approval of all Buyers, to the extent required under Section 3.7 or Section 23.3), based on, among other things, prevailing market conditions or changes in the Agent's internal underwriting standards, by delivery to the Seller of a notice thereof.

Schedule MAC-1 4926-6291-2684.5 SCHEDULE MAC TO MASTER REPURCHASE AGREEMENT (Updates of this Schedule are effective only if signed by a Vice President or more senior officer of Truist Bank, as Agent — no signature required for the initial Schedule attached to the Master Repurchase Agreement or an amended Schedule attached to an amendment to the Master Repurchase Agreement) The Maximum Aggregate Commitment from and after the following dates is as follows: Maximum Aggregate Commitment From and after Update certified effective by the undersigned officer of Truist Bank, as Agent $625,000,000.00 Effective Date of Repurchase Agreement By:_________________________________ Name:______________________________ Title:_______________________________

Schedule TR-1 4926-6291-2684.5 SCHEDULE TR TO MASTER REPURCHASE AGREEMENT REPLACEMENT OF TERM SOFR The Agent, the Buyers, and the Seller agree that, for purposes of the Agreement to which this Schedule TR is attached, the determination of Term SOFR and any Pricing Rate for which Term SOFR serves as the Applicable Index shall be subject in all respects to the following terms and conditions: 1. Effect of Term SOFR Transition Determination. 1.1 Replacement of Term SOFR. (a) Notwithstanding anything to the contrary in the Agreement or any other Facility Paper, if the Agent, in its sole discretion, makes a Term SOFR Transition Determination, the Agent shall give notice to the Seller and the Buyers of such Term SOFR Transition Determination, and thereafter the Agent and the Buyers will have no obligation to make, fund, or maintain a Transaction based on Term SOFR. Effective upon the date of such Term SOFR Transition Determination (or a later effective date, if the Agent provides a later effective date in its notice to the Seller and the Buyers of such Term SOFR Transition Determination), automatically and without any further action by the parties, the Replacement Index shall replace Term SOFR as the Applicable Index for each then-existing and future Transaction for which Term SOFR otherwise would serve as the Applicable Index. Such replacement shall remain in effect at all times thereafter, unless either (a) the Agent and the Seller, by written agreement, subsequently agree to replace the Replacement Index with another index, or (b) the Agent determines that the circumstances giving rise to the related Term SOFR Transition Determination have ended. If the Agent determines that the circumstances giving rise to the related Term SOFR Transition Determination have ended, the Agent shall provide notice of the same to the Seller and the Buyers, and Term SOFR shall be reinstated as the Applicable Index for each applicable Transaction, such reinstatement to become effective as of a date specified by the Agent in its notice to the Seller and the Buyers. Any determination, decision, or election that may be made by the Agent pursuant to this Section 1.1(a), including any determination with respect to the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Agent's sole discretion and without consent of the Seller or the Buyers. (b) The applicable Pricing Margins shall continue to apply under the Agreement following the replacement of Term SOFR with the Replacement Index. In this regard, and for the avoidance of doubt, if a Pricing Rate for which Term SOFR served as the Applicable Index consisted of Term SOFR plus or minus a Pricing Margin prior to the replacement of Term SOFR with the Replacement Index, then following the replacement of Term SOFR with the Replacement Index, such Pricing Rate shall consist of the Replacement Index plus or minus the same Pricing Margin. 1.2 Notices; Standards for Decisions and Determinations. The Agent will notify the Seller and the Buyers of any Term SOFR Transition Determination and the effective date of the replacement of Term SOFR with the Replacement Index hereunder. Any determination, decision, or election that may be made by the Agent pursuant to this Section 1, including any determination with respect to the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Agent's sole discretion and without consent of the Seller or the Buyers. 1.3 No Effect on Pricing Rates Based on Other Indices. For the avoidance of doubt, if the Replacement Index replaces Term SOFR under the provisions set forth herein, to the extent the Agreement calls for a Transaction to move from a Pricing Rate for which Term SOFR otherwise would serve as the Applicable Index (for purposes of this paragraph, the "Initial Pricing Rate") to a Pricing Rate for which the Prime Rate or another Index serves as the Applicable Index (for purposes of this paragraph, the "Subsequent Pricing Rate"), the Transaction shall move to the Subsequent Pricing Rate as called for by the Agreement, just as if the Replacement Index had not replaced Term SOFR for purposes of the Initial Pricing Rate. By way of example only, if the Agreement calls for a Transaction to move to a Prime Rate-based Pricing Rate upon the transfer of the underlying Purchased Loan to the Aged Mortgage

Schedule TR-2 4926-6291-2684.5 Loans Sublimit, such Transaction shall move to the Prime Rate-based Pricing Rate called for by the Agreement on the related Transfer Date, irrespective of whether or not the Replacement Rate has replaced Term SOFR under the provisions set forth herein. 2. Definitions. As used in this Schedule TR, the terms set forth below shall have the meanings set forth below. To the extent that other defined terms are used in this Schedule TR, those terms shall have the meanings attributable to them in the Agreement. 2.1 "Prime-Based Index" means, for any day, the rate per annum that most recently was publicly announced by Truist as its prime rate minus two and three-quarters percent (2.75%); provided, however, that in no event shall the Prime-Based Index be less than a floor rate per annum equal to the greater of the following: (a) one-half of one percent (0.50%), or (b) the percentage set forth in Appendix 2, Item 2.2.3.2 as the "Term SOFR Floor Rate", which floor rate, in each case, is subject to change at any time upon written notice from the Agent, provided that all Buyers shall have first approved any decrease to such floor rate in writing. Each change in the Prime-Based Index shall be effective from and including the date that a change in Truist's prime rate is publicly announced as being effective. Any Price Differential based on the Prime-Based Index shall be (a) calculated on a 360 day basis applied for the actual number of days for which the Transaction to which it applies is Open (i.e., on a 365/360 (or 366/360 in a leap year) day basis) and (b) adjusted daily with each change in the Prime-Based Index. For the avoidance of doubt, the Prime-Based Index shall not be subject to the floor rate set forth in Appendix 1, Item 2.2.3.3 as the "Prime Floor Rate". 2.2 "Replacement Index" means, for any day, the sum of the Federal Funds Rate in effect with respect to such day (without giving effect to the floor rate set forth in Appendix 2, Item 2.2.3.4 as the "Federal Funds Rate Floor Rate", except that the Federal Funds Rate shall never be less than zero percent (0.0%)) plus one-half of one percent (0.50%), adjusted daily with each change in the Federal Funds Rate; provided, however, that in no event shall the Replacement Index be less than a floor rate per annum equal to the greater of the following: (a) one-half of one percent (0.50%), or (b) the percentage set forth in Appendix 2, Item 2.2.3.2 as the "Term SOFR Floor Rate", which floor rate, in each case, is subject to change at any time upon written notice from the Agent, provided that all Buyers shall have first approved any decrease in such floor rate in writing. Any Price Differential based on the Replacement Index shall be (a) calculated on a 360 day basis applied for the actual number of days for which the Transaction to which it applies is Open (i.e., on a 365/360 (or 366/360 in a leap year) day basis) and (b) adjusted daily with each change in the Replacement Index. 2.3 "Term SOFR Transition Determination" means a determination by the Agent, in its sole discretion, that at any particular time, any of the following circumstances exists: (a) the Agent or the Buyers cannot make, fund, or maintain a Transaction based upon Term SOFR for any reason, including, without limitation, illegality, the inability to ascertain or determine Term SOFR on the basis provided for in the Agreement, or other unavailability of Term SOFR as an index; (b) Term SOFR does not adequately and fairly reflect the cost to the Buyers of entering into, funding or maintaining the Transactions; or (c) another circumstance described in Section 8.1 of the Agreement exists. 3. Unavailability of Replacement Index. If the Agent has made a Term SOFR Transition Determination, and the Agent, in its sole discretion, at the time of such Term SOFR Transition Determination or at any time thereafter, determines on a particular date that (a) the Agent or the Buyers cannot make, fund, or maintain a Transaction based upon the Replacement Index for any reason, including, without limitation, illegality, the inability to ascertain or determine the Replacement Index on the basis provided for in the Agreement, or other unavailability of the Replacement Index as an index; (b) the Replacement Index does not adequately and fairly reflect the cost to the Buyers of entering into, funding or maintaining the Transactions; or (c) another circumstance described in Section 8.1 of the Agreement exists, then in any such case, the Agent shall give notice to the Seller and the Buyers of such determination, and thereafter the Agent and the Buyers will have no obligation to make, fund, or maintain a Transaction based on the Replacement Index. Effective upon the date of such determination (or a later effective date, if the Agent provides a later effective date in its notice to the Seller and the Buyers of such determination), automatically and without any further action by the parties, the Prime-Based Index shall replace the Replacement Index as the Applicable Index for each then-existing and future Transaction for which the Replacement Index otherwise would serve as the Applicable Index. Such replacement shall remain in effect at all times thereafter, unless either (x) the Agent and the Seller, by written agreement, subsequently agree to replace the Prime-Based Index with

Schedule TR-3 4926-6291-2684.5 another index, or (y) the Agent determines that the circumstances giving rise to a notice pursuant to this section have ended. If the Agent determines that the circumstances giving rise to a notice pursuant to this section have ended, the Agent shall provide notice of the same to the Seller and the Buyers, and the Replacement Index shall be reinstated as the Applicable Index for each applicable Transaction, such reinstatement to become effective as of a date specified by the Agent in its notice to the Seller and the Buyers. Any determination, decision, or election that may be made by the Agent pursuant to this Section 3, including any determination with respect to the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Agent's sole discretion and without consent of the Seller or the Buyers. For the avoidance of doubt, the concepts and other provisions set forth in Section 1.1(b), Section 1.2, and Section 1.3 of this Schedule TR shall apply to index substitutions under this Section 3 in the same manner that they would apply to the replacement of Term SOFR with the Replacement Index under Section 1 of this Schedule TR.

Schedule 11-1 4926-6291-2684.5 SCHEDULE 11 TO MASTER REPURCHASE AGREEMENT copy of EXHIBIT A to UCC-1 Financing Statement Seller: Pulte Mortgage LLC 6900 East Layton Avenue, Suite 1500 Denver, Colorado 80237 Buyers' Agent: Truist Bank, as Agent Mortgage Warehouse Lending Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, FL 32809 The UCC Financing Statement to which this Exhibit A is attached and forms a part, covers all of the Seller's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (capitalized terms are defined in Annex I to this Exhibit A): (a) Purchased Loans. (1) All Purchased Loans; (2) all Purchased Loans Support; (3) all rights to deliver Purchased Loans to investors and other purchasers and all proceeds resulting from the disposition of Purchased Loans pursuant thereto, including the Seller's right and entitlement to receive the entire purchase price paid for Purchased Loans sold; (4) all Hedging Arrangements relating to or constituting any and all of the foregoing or relating to the Obligations, including all rights to payment arising under such Hedging Arrangements; (5) all Servicing Rights in respect of any of the Purchased Loans and all rights and benefits (but not the obligations) of Seller in Servicing Agreements or subservicing agreements pursuant to which Purchased Loans are being serviced or subserviced, respectively; and (6) all of the Seller's rights now or hereafter existing in, to or under any MBS secured by, created from or representing any interest in any of the Purchased Loans, whether now owned or hereafter acquired by the Seller, and whether such MBS are evidenced by book entry or certificate (the Buyers' Agent's ownership interest and security interest in each MBS created from, based on or backed by Purchased Loans shall automatically exist in, attach to, cover and affect all of the Seller's right, title and interest in that MBS when issued and its proceeds and the Buyers' Agent's ownership interest and security interest in the Purchased Loans from which such MBS was so created shall automatically terminate and be released when such MBS is issued, subject to automatic reinstatement if such issuance is voided or set aside by any court of competent jurisdiction), all right to the payment of monies and non- cash distributions on account of any of such MBS and all new, substituted and additional securities at any time issued with respect thereto. (b) Related Accounts, Payment Intangibles, General Intangibles. (1) All accounts, payment intangibles, general intangibles, instruments (including promissory notes), Transferable Records, documents (including documents of title), software, chattel paper (including electronic chattel paper), letters of credit rights, supporting obligations, contract rights and proceeds, whether now or hereafter existing (including all of the Seller's present and future rights to have and receive interest and other compensation, whether or not yet accrued, earned, due or payable), under or arising out of or relating to the Purchased Loans; (2) all instruments, documents, chattel paper (including electronic chattel paper), writings, and other records (including Electronic Records) evidencing any such accounts, payment intangibles, general

Schedule 11-2 4926-6291-2684.5 intangibles, Transferable Records, or proceeds or evidencing any monetary obligation under, or security interest in, any of the Purchased Loans, all other papers, documents, and records (including Electronic Records) delivered to Buyers' Agent, and all other rights transferred to Buyers' Agent, in respect of any of the Purchased Loans, including, without limitation, the right to collect, have and receive all insurance proceeds (including, but not limited to, casualty insurance, mortgage insurance, pool insurance and title insurance proceeds) and condemnation awards or payments in lieu of condemnation which may be or become payable in respect of the Mortgaged Premises securing or intended to secured any Purchased Loan, and other personal property of whatever kind relating to any of the Purchased Loans, in each case whether now existing or hereafter arising, accruing or acquired; (3) all security for or claims against others in respect of the Purchased Loans; (4) all proceeds and rights to proceeds of any sale or other disposition of any or all of the Purchased Loans; and (5) the nonexclusive right to use (in common with the Seller and any repurchase agreement counterparty or other secured party that has a valid and enforceable security interest therein and that agrees that its security interest is similarly nonexclusive) the Seller's operating systems to manage and administer the Purchased Loans and any of the related data and information described above, or that otherwise relates to the Purchased Loans, together with the media on which the same are stored to the extent stored with material information or data that relates to property other than the Purchased Loans (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems, and the Seller's rights to access the same, whether exclusive or nonexclusive, to the extent that such access rights may lawfully be transferred or used by the Seller's permittees), and any computer programs or systems that are owned by the Seller (or licensed to the Seller under licenses that may lawfully be transferred or used by the Seller's permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data. For the avoidance of doubt, with respect to Purchased Loans that are eMortgage Loans, the rights described in this paragraph include, without limitation, the right to use the Seller's eVault (or the eVault of a third party that establishes and maintains an eVault for the Seller), the MERS® eDelivery system, and the MERS® eRegistry to manage and administer such Purchased Loans. (c) Deposit Accounts. The Investor Funding Account, the Loan Funding Account, the Self- Funding Account, the Administrative Account, the Operating Account and any other deposit accounts with the Buyers' Agent (or any Affiliate thereof), and all sums from time to time on deposit in each of such accounts. (d) Custodial Account. The Custodial Account and all MBS and other securities from time to time held in such account and all sums from time to time on deposit in such account. (e) Purchased Loans Records. All Purchased Loans Records. (f) Other Rights. All rights to have and receive any of the Purchased Loans described above, all accessions or additions to and substitutions for any of such Purchased Loans, together with all renewals and replacements of any of such Purchased Loans, all other rights and interests now owned or hereafter acquired by the Seller in, under or relating to any of such Purchased Loans or referred to above and all products and proceeds of any of the foregoing. (g) Claims and Causes of Actions. All claims and causes of actions in which the Seller has or may have against any Person, including but not limited to, tort claims, arising out of or relating to any of the foregoing, and the products and proceeds thereof. (h) Proceeds. All products and proceeds of the foregoing. IT IS THE EXPRESS INTENTION OF THE SELLER, THE BUYERS' AGENT AND THE BUYERS THAT THE TRANSACTIONS UNDER THE MASTER REPURCHASE AGREEMENT ARE PURCHASES AND SALES. THIS FINANCING STATEMENT IS INTENDED TO PERFECT (1) ANY OF THE ABOVE-DESCRIBED PROPERTY TO THE EXTENT THAT ANY OF SUCH PROPERTY CAN BE PERFECTED BY FILING UPON A SALE THEREOF, AND (2) A FIRST AND PRIOR SECURITY INTEREST IN ANY OF THE ABOVE- DESCRIBED PROPERTY IF, CONTRARY TO THE PARTIES' INTENT, ONE OR MORE TRANSACTIONS UNDER THE MASTER REPURCHASE AGREEMENT ARE RECHARACTERIZED AS LOANS BY ANY COURT OF COMPETENT JURISDICTION.

Schedule 11-3 4926-6291-2684.5 This Financing Statement is to be filed in the office of the Secretary of State of the State of Delaware. A list of all Purchased Loans then subject to this Financing Statement is available upon reasonable request from Buyers' Agent at its above-stated address.

Schedule 11-4 4926-6291-2684.5 ANNEX I to EXHIBIT A to UCC-1 Financing Statement Definitions "Administrative Account" shall have the meaning set forth in the Master Repurchase Agreement. "Affiliate" means and includes, with respect to a specified Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. "Agency Guides" shall have the meaning set forth in the Master Repurchase Agreement. "Buyer" or "Buyers" means each of the several banks and other financial institutions identified as a "Buyer" on the signature pages to the Master Repurchase Agreement, each other Person that becomes a "Buyer" in accordance with the Master Repurchase Agreement and their successors and permitted assigns and, as the context requires, includes the Swing Line Facility Buyer. "Buyers' Agent" means Truist, in its capacity as agent and representative of the Buyers party to the Master Repurchase Agreement. "Custodial Account" shall have the meaning set forth in the Master Repurchase Agreement. "Customer" means the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan, including any guarantor of such indebtedness. "eClosing System" means the systems and processes used in the origination and closing of an eMortgage Loan and through which the eNote and other Loan Papers are accessed, presented, notarized, and signed electronically. "eClosing Transaction Record" means, for each eMortgage Loan, a record of each eNote and Electronic Record presented and signed using the eClosing System and all actions relating to the creation, execution, notarization, and transfer of the eNote, and all other Electronic Records or other records that are required to be maintained pursuant to Agency Guides or the Buyers' Agent, including, without limitation, Electronic Records or other records required to demonstrate compliance with all applicable eCommerce Laws and the Master Repurchase Agreement. "eCommerce Laws" means E-Sign, UETA, any applicable state or local equivalent or similar laws and regulations, and any rules, regulations and guidelines promulgated under any of the foregoing. "Electronic Record" has the meaning assigned to the term "electronic record" in Section 106 of E-Sign, Section 2 of UETA, and other applicable eCommerce Laws and includes, without limitation, a contract or record created, generated, sent, communicated, received, or stored by electronic means. "Eligible Loans" shall have the meaning set forth in the Master Repurchase Agreement. "eMortgage Loan" means a Mortgage Loan that is evidenced by an eNote and as to which some or all of the other documents comprising the related Loan Papers may be created electronically and not by traditional paper documentation with a pen and ink signature. "eNote" means a Mortgage Note that is electronically issued, created, presented and executed. "E-Sign" means the Electronic Signatures in Global and National Commerce Act, Public Law 106-229, 114 Stat. 464, enacted June 30, 2000, and codified at 15 U.S.C. § 7001 et seq., as the same may be supplemented, amended, recodified or replaced from time to time.

Schedule 11-5 4926-6291-2684.5 "eVault" means an electronic storage system that uses computer hardware and software to store and maintain eNotes and other Electronic Records, including any and all addenda, amendments, supplements or other modifications of eNotes that are Electronic Records. "Facility Papers" shall have the meaning set forth in the Master Repurchase Agreement. "Fannie Mae" means the Federal National Mortgage Association, and any successor thereof. "Freddie Mac" means the Federal Home Loan Mortgage Corporation, and any successor thereof. "Ginnie Mae" means the Government National Mortgage Association, and any successor thereof. "Hazard Insurance Policy" shall have the meaning set forth in the Master Repurchase Agreement. "Hedging Arrangements" shall have the meaning set forth in the Master Repurchase Agreement. "Investor Funding Account" shall have the meaning set forth in the Master Repurchase Agreement. "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest). "Loan Funding Account" shall have the meaning set forth in the Master Repurchase Agreement. "Loan Papers" means the Mortgage Note and all of the other papers, documents, and records (including, without limitation, Electronic Records) related to the establishment of a Purchased Loan and the creation, perfection and maintenance of its Lien on the Mortgaged Premises, including the Required Documents and any papers, documents, and records (including, without limitation, Electronic Records) securing, guaranteeing or otherwise related to or delivered in connection with any Purchased Loan, in a form acceptable to the Buyers' Agent (including any guaranties, lien priority agreements, security agreements, mortgages, deeds of trust, collateral assignments of the Seller's interest in underlying obligations or security, subordination agreements, negative pledge agreements, loan agreements and title, mortgage, pool and casualty insurance policies), as any such Loan Paper may be supplemented, amended, restated or replaced from time to time. "Margin Call" shall have the meaning set forth in the Master Repurchase Agreement. "Master Repurchase Agreement" means the Master Repurchase Agreement dated as of August 11, 2026, by and among the Seller, the Buyers' Agent, individually as a Buyer and as agent and representative of the other Buyers a party thereto from time to time, and such other Buyers, as supplemented, amended or restated from time to time. "MBS" means a mortgage pass-through security, collateralized mortgage obligation, Real Estate Mortgage Investment Conduit or other security that (i) is based on and backed by an underlying pool of Mortgage Loans and (ii) provides for payment by its issuer to its holder of specified principal installments and/or a fixed or floating rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Ginnie Mae, Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other investor. "MERS® eDelivery" shall have the meaning set forth in the Master Repurchase Agreement. "MERS® eRegistry" shall have the meaning set forth in the Master Repurchase Agreement. "Mortgage" means a mortgage, deed of trust, deed to secure debt, security deed or other mortgage instrument or similar evidence of lien legally effective in the United States jurisdiction where the relevant real property is located to create and constitute a valid and enforceable Lien, subject only to Permitted Encumbrances, on the fee simple or long term ground leasehold estate in improved real property.

Schedule 11-6 4926-6291-2684.5 "Mortgage Loan" means any loan evidenced by a Mortgage Note and includes all right, title and interest of the lender or mortgagee of such Mortgage Loan as a holder of both the beneficial and legal title to such Mortgage Loan, including (i) all loan documents, files and records of the lender or mortgagee for such Mortgage Loan, including the Loan Papers, (ii) the monthly payments, any prepayments, insurance and other proceeds, (iii) the rights to service such Mortgage Loan and (iv) all other rights, interests, benefits, security, proceeds, remedies and claims in favor or for the benefit of the lender or mortgagee arising out of or in connection with such Mortgage Loan. For the avoidance of doubt, the term "Mortgage Loan" includes, without limitation, an eMortgage Loan. "Mortgage Note" means a promissory note secured by a Mortgage. For the avoidance of doubt, the term "Mortgage Note" includes, without limitation, an eNote. "Mortgaged Premises" means the Property securing a Mortgage Loan. "Obligations" shall have the meaning set forth in the Master Repurchase Agreement. "Operating Account" shall have the meaning set forth in the Master Repurchase Agreement. "Permitted Encumbrances" shall have the meaning set forth in the Master Repurchase Agreement. "Person" means and includes any corporation, natural person, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government. "Property" means any interest of a Person in any kind of property, whether real, personal or mixed, tangible or intangible. "Purchased Loan" means a Mortgage Loan sold by the Seller to the Buyers or the Swing Line Facility Buyer under the Repurchase Facility or the Swing Line Facility. In addition, the term "Purchased Loans" shall also include all assets and properties described in EXHIBIT A of this UCC Financing Statement. "Purchased Loans Records" means books, records, ledger cards, files, papers, documents, instruments, certificates, appraisal reports, journals, reports, correspondence, customer lists, information and data that describe, catalog or list such information or data, computer printouts, media (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems) and related data processing software (subject to any licensing restrictions) and similar items that at any time evidence or contain information relating to any of the Purchased Loans, and other information and data that is used or useful for managing and administering the Purchased Loans, together with the nonexclusive right to use (in common with the Seller and any repurchase agreement counterparty or other secured party that has a valid and enforceable security interest therein and that agrees that its security interest is similarly nonexclusive) the Seller's operating systems to manage and administer any of the Purchased Loans and any of the related data and information described above, or that otherwise relates to the Purchased Loans, together with the media on which the same are stored to the extent stored with material information or data that relates to property other than the Purchased Loans (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems), and the Seller's rights to access the same, whether exclusive or nonexclusive, to the extent that such access rights may lawfully be transferred or used by the Seller's permittees, and any computer programs that are owned by the Seller (or licensed to the Seller under licenses that may lawfully be transferred or used by the Seller's permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data. For the avoidance of doubt, with respect to a Purchased Loan that is an eMortgage Loan, the Purchased Loans Records for such Purchased Loan include, without limitation, the eClosing Transaction Record for such Purchased Loan. "Purchased Loans Support" means all property (real or personal) assigned, hypothecated or otherwise securing obligations in respect of Purchased Loans and includes any security agreement or other agreement granting a lien or security interest in such real or personal property, including:

Schedule 11-7 4926-6291-2684.5 (i) all Loan Papers, whether now owned or hereafter acquired, related to, and all private mortgage insurance on, any Purchased Loans, and all renewals, extensions, modifications and replacements of any of them; (ii) all rights, liens, security interests, guarantees, insurance agreements and assignments accruing or to accrue to the benefit of the Seller in respect of any Purchased Loan; (iii) all of the Seller's rights, powers, privileges, benefits and remedies under each and every paper or other document (including, without limitation, any electronic document) now or hereafter securing, insuring, guaranteeing or otherwise relating to or delivered in connection with any Purchased Loan, including all guarantees, lien priority agreements, security agreements, deeds of trust, Purchased Loans assignments, subordination agreements, negative pledge agreements, loan agreements, management agreements, development agreements, design professional agreements, payment, performance or completion bonds, title and casualty insurance policies and mortgage guaranty or insurance contracts; (iv) all of the Seller's rights, to the extent assignable, in, to and under any and all commitments issued by (1) Ginnie Mae, Fannie Mae, Freddie Mac, another mortgage company or any other investor or buyer or a securities issuer to guarantee, purchase or invest in any of the Purchased Loans or any MBS based on or backed by any of them or (2) any broker or investor to purchase any MBS, whether evidenced by book entry or certificate, representing or secured by any interest in any of the Purchased Loans, together with the proceeds arising from or pursuant to any and all such commitments; (v) all rights under every Hazard Insurance Policy relating to the improvements securing a Purchased Loan for the benefit of the lender or mortgagee under such Purchased Loan, the proceeds of all errors and omissions insurance policies and all rights under any blanket hazard insurance policies to the extent they relate to any Purchased Loan or its security and all hazard insurance or condemnation proceeds paid or payable with respect to any of the Purchased Loans and/or any of the Property securing payment of any of the Purchased Loans or covered by any related instrument; (vi) all present and future claims and rights of the Seller to have, demand, receive, recover, obtain and retain payments from, and all proceeds of any nature paid or payable by, any governmental, quasi-governmental or private mortgage guarantor or insurer (including VA, FHA or any other Person) with respect to any of the Purchased Loans; and (vii) all tax, insurance, maintenance fee and other escrow deposits or payments made by the Customers under such Purchased Loans (the Buyers' Agent and the Buyers acknowledge that the Seller's rights in such deposits are limited to the rights of an escrow agent and such other rights, if any, in and to such deposits as are accorded by the Purchased Loans and related documents). "Repurchase Facility" shall have the meaning set forth in the Master Repurchase Agreement. "Required Documents" shall have the meaning set forth in the Master Repurchase Agreement. "Self-Funding Account" shall have the meaning set forth in the Master Repurchase Agreement. "Seller" means Pulte Mortgage LLC, a Delaware limited liability company, and its successors and assigns. "Servicer" means, collectively, with respect to each Purchased Loan, any Person who as a servicer or subservicer is primarily responsible for performing the servicing functions for such Purchased Loan, which is identified in a Real Estate Settlement Procedures Act of 1974, 12 U.S.C. § 2602, as amended, notification letter as the Person to whom the applicable Customer sends scheduled loan payments. "Servicing Agreement" means, with respect to any Person, the arrangement — whether or not in writing — pursuant to which that Person acts as a Servicer of Mortgage Loans, whether owned by that Person or by others. "Servicing Rights" means the rights to service a Purchased Loan.

Schedule 11-8 4926-6291-2684.5 "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent. "Swing Line Facility" shall have the meaning set forth in the Master Repurchase Agreement. "Swing Line Facility Buyer" shall have the meaning set forth in the Master Repurchase Agreement. "Transferable Record" has the meaning assigned to the term "transferable record" in Section 201 of E-Sign, Section 16 of UETA, and other applicable eCommerce Laws. "Truist" means Truist Bank, a North Carolina banking corporation, and its successors and assigns. "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interest granted or deemed granted pursuant to the Master Repurchase Agreement or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection. "UETA" means the Uniform Electronic Transactions Act, as adopted in the relevant jurisdiction, and as may be supplemented, amended or replaced from time to time.

Schedule 24-1 4926-6291-2684.5 SCHEDULE 24 TO MASTER REPURCHASE AGREEMENT (Effective as of the Effective Date) OTHER BUYER'S NOTICE INFORMATION EverBank, National Association Two International Place, 17th Floor Boston, MA 02110 Attention: Stephen Burse, Senior Vice President Telephone: (857) 264-3543 Email: Stephen.BurseSr@EverBank.com Texas Capital Bank 1001 E. Lookout Drive, Suite 600 Richardson, Texas 75082 Attention: Lakeisha Binns-Willis, Vice President (Participation & Syndication Program Manager) Telephone: (469) 372 4004 Email: lakeisha.willis@texascapital.com The Huntington National Bank 101 South Tryon Street, Suite 1810 Charlotte, North Carolina 28280 Attention: Kenneth D. Logan, Senior Managing Director / Senior Vice President (Head of Corporate Mortgage Finance) Telephone: (614) 331-5155 Email: ken.logan@huntington.com U.S. Bank National Association U.S. Bancorp Center 800 Nicollet Mall Minneapolis, Minnesota 55402 Attention: Rodney Davis, Senior Vice President Telephone: (331) 452-1052 Email: rodney.davis1@usbank.com

Schedule 44-1 4926-6291-2684.5 SCHEDULE 44 TRANSACTIONS FOR eMORTGAGE LOANS The Agent and the Buyers agree to engage in Transactions with the Seller for eMortgage Loans, but only upon the terms and conditions set forth in the Agreement, as supplemented by this schedule. This schedule supplements the Agreement with respect to Transactions for eMortgage Loans, such that the conditions, representations, warranties, covenants, and other terms set forth in this schedule are in addition to the conditions, representations, warranties, covenants, and other terms that apply generally to all Transactions under the Repurchase Facility. However, to the extent that there is a conflict between the terms of this schedule and the terms of the Agreement as each of the same relate to Transactions for eMortgage Loans, the terms of this schedule shall govern and control. A. Definitions. For purposes of the Agreement, the terms listed below shall have the meanings set forth below. For the avoidance of doubt, the terms listed below are defined terms for purposes of the Agreement just as if they were inserted into and included directly in Article 2 (Defined Terms) of the Agreement. 1. "Agency-Required eNote Legend" shall mean the legend or paragraph required by the applicable Agency to be set forth in the text of an eNote, as may be amended from time to time by any such Agency. 2. "Approved eMortgage Investor" means any of the following persons, provided that in each case, the Agent (and the Seller, if so requested or required by the Agent) shall be party to a valid and binding eNote Control and Bailment Agreement with such Person: (a) Fannie Mae, (b) Freddie Mac, and (c) any other Approved Investor that the Seller requests to be an Approved eMortgage Investor and that the Agent, in its sole and absolute discretion, approves as an Approved eMortgage Investor. The Agent shall be entitled to remove a Person as an Approved eMortgage Investor on the terms set forth in Section (B)(6) below. 3. "Authoritative Copy" means, with respect to any eNote, the single unique, identifiable and legally controlling copy of such eNote that meets the requirements of Section 201(c) of E-Sign and Section 16(c) of UETA, and that is registered on the MERS® eRegistry and stored, at all times, in an eVault that complies with applicable eCommerce Laws, maintained by the Person named in the Location specified in the MERS® eRegistry. 4. "Continuity, Recovery and Incident Response Programs" has the meaning given to that term in Section (C)(2)(g) of this schedule. 5. "Control" means with respect to an eNote, the "control" of such eNote within the meaning of E-Sign and UETA which is established by reference to the MERS® eRegistry and any party designated therein as the Controller of such eNote. 6. "Control Failure" shall mean, with respect to an eMortgage Loan and its related eNote, any of the following occurs without the written consent of the Agent: (i) the Controller status of such eNote shall not have been transferred by the Seller to the Agent prior to the end of the first (1st) Banking Day after the applicable Purchase Date for such eMortgage Loan, or the Agent, for any other reason, otherwise shall not have Control of such eNote by such time; (ii) the Authoritative Copy of such eNote shall be transferred or released from the eVault of the Agent (or the Agent's eVault Provider, if applicable) in contravention of the requirements of this Agreement; or (iii) the Agent's Control of such eNote otherwise shall have been lost in contravention of the requirements of this Agreement.

Schedule 44-2 4926-6291-2684.5 7. "Controller" of an eNote means the Person identified on the MERS® eRegistry as the Person having Control of the Authoritative Copy of such eNote. 8. "Delegatee" means, with respect to an eNote, the Person designated in the MERS® eRegistry as the "Delegatee" or "Delegatee for Transfers," and in such capacity is authorized by the Controller to perform certain MERS® eRegistry transactions on behalf of the Controller, such as a Transfer of Control, a Transfer of Location, and a Transfer of Control and Location. 9. "eClosing System" means the systems and processes used in the origination and closing of an eMortgage Loan and through which the eNote and other Loan Papers are accessed, presented, notarized, and signed electronically. 10. "eClosing Transaction Record" means, for each eMortgage Loan, a record of each eNote and Electronic Record presented and signed using the eClosing System and all actions relating to the creation, execution, notarization, and transfer of the eNote, and all other Electronic Records or other records that are required to be maintained pursuant to Agency Guides or the Agent, including, without limitation, Electronic Records or other records required to demonstrate compliance with all applicable eCommerce Laws and this Agreement. 11. "eCommerce Laws" means E-Sign, UETA, any applicable state or local equivalent or similar laws and regulations, and any rules, regulations and guidelines promulgated under any of the foregoing. 12. "Electronic Record" has the meaning assigned to the term "electronic record" in Section 106 of E- Sign, Section 2 of UETA, and other applicable eCommerce Laws and includes, without limitation, a contract or record created, generated, sent, communicated, received, or stored by electronic means. 13. "eMortgage Loan" means a Mortgage Loan that is evidenced by an eNote and as to which some or all of the other documents comprising the related Loan Papers may be created electronically and not by traditional paper documentation with a pen and ink signature. 14. "eNote" means a Mortgage Note that is electronically issued, created, presented and executed. 15. "eNote Control and Bailment Agreement" means a master control and bailment agreement (as amended, supplemented, restated or otherwise modified from time to time), by and between an Approved eMortgage Investor and the Agent (and the Seller, if so requested or required by the Agent), setting forth the bailment terms and conditions for all transfers of the Control and/or Location of eNotes and deliveries of the Authoritative Copies of such eNotes, from the Agent to the applicable Approved eMortgage Investor or its designee for the purposes of such Approved eMortgage Investor's inspection and determination whether to purchase related eMortgage Loans from the Seller, all in such form and containing such terms and conditions as shall be approved by the Agent. 16. "eNote Delivery Requirements" has the meaning given to that term in Section (B)(2) of this schedule. 17. "E-Sign" means the Electronic Signatures in Global and National Commerce Act, Public Law 106- 229, 114 Stat. 464, enacted June 30, 2000, and codified at 15 U.S.C. § 7001 et seq., as the same may be supplemented, amended, recodified or replaced from time to time. 18. "eVault" means an electronic storage system or repository that uses computer hardware and software to store and maintain eNotes and other Electronic Records, including any and all addenda, amendments, supplements or other modifications of eNotes that are Electronic Records. 19. "eVault Provider" shall mean any third party that establishes and maintains an eVault for another Person, including, without limitation, for the Agent or the Seller, as applicable. 20. "Ginnie Mae eNote Pooled Loan" has the meaning given to that term in Section (F) of this schedule.

Schedule 44-3 4926-6291-2684.5 21. "Location" of an eNote means the Person identified on the MERS® eRegistry as the Person that stores and maintains the Authoritative Copy of such eNote, as the Controller of such eNote, or as such Controller's designated custodian. 22. "Master Servicer" of an eNote means the Person identified as the "Master Servicer" on the MERS® eRegistry with respect to such eNote (or such other counterparty designation as is then used on the MERS® eRegistry to identify the Person responsible for initiating life-of-loan servicing actions on the MERS® eRegistry). 23. "MERS® eDelivery" means the electronic system operated and maintained by the Electronic Agent that is used by the MERS® eRegistry to deliver documents and data from one MERS® eRegistry member to another. 24. "MERS® eRegistry" means the electronic registry operated and maintained by the Electronic Agent that serves as the system of record to identify the current Controller and Location of the Authoritative Copy of an eNote, and any other Person who is authorized by the Controller to make certain updates or initiate certain actions in the MERS® eRegistry on behalf of the Controller of such eNote. 25. "MERS Org ID" shall mean a number assigned by the Electronic Agent that uniquely identifies MERS members, or, in the case of a MERS Org ID that is a "Secured Party Org ID", uniquely identifies MERS® eRegistry members, which assigned numbers for each of the Agent and the Seller have been provided to the parties hereto. 26. "Remote Online Notarization" means a notarization of an Electronic Record in an electronic form where the signer uses an electronic signature and appears before the notary using online audio-video technology. 27. "Tamper-Evident Digital Signature" means, with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored with MERS. 28. "Transfer of Control" means, with respect to an eNote, a MERS® eRegistry transfer transaction used to request a change to the current Controller of such eNote. 29. "Transfer of Control and Location" means, with respect to an eNote, a MERS® eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote. 30. "Transfer of Location" means, with respect to an eNote, a MERS® eRegistry transfer transaction used to request a change to the current Location of such eNote. 31. "Transfer of Servicing" means, with respect to an eNote, a MERS® eRegistry transfer transaction used to request a change to the current Master Servicer of such eNote or to add, change, or remove the current subservicer of such eNote. 32. "Transferable Record" has the meaning assigned to the term "transferable record" in Section 201 of E-Sign, Section 16 of UETA, and other applicable eCommerce Laws. 33. "UETA" means the Uniform Electronic Transactions Act, as adopted in the relevant jurisdiction, and as may be supplemented, amended or replaced from time to time. 34. "Unauthorized Servicing Modification" shall mean, with respect to an eNote, a Transfer of Location, a Transfer of Servicing, or a change in any other information, status or data initiated by the Master Servicer, any subservicer, or any vendor with respect to such eNote on the MERS® eRegistry, and in each case which has not been authorized by the Agent.

Schedule 44-4 4926-6291-2684.5 B. General Terms and Conditions for Transactions Involving eMortgage Loans. Notwithstanding provisions of the Agreement that may provide or otherwise indicate that the Seller, the Agent, and the Buyers will engage in Transactions only for Mortgage Loans that are evidenced by tangible, paper Mortgage Notes executed by a Customer in ink or using another tangible signature method (including, without limitation, provisions of the Agreement that address the Seller's physical delivery of a Mortgage Note or other Loan Papers to the Agent, or the Agent's possession of the same), the Agent and the Buyers hereby agree to engage in Transactions for eMortgage Loans under the terms and conditions set forth in this schedule. Without limiting any other terms or conditions set forth in this schedule, the following general terms and conditions shall apply to Transactions involving eMortgage Loans: 1. The Agent and the Buyers will initially engage in a Transaction for an eMortgage Loan under the Wet Mortgage Loans Sublimit, as long as such eMortgage Loan would have been eligible to initially become subject to a Transaction under the Wet Mortgage Loans Sublimit if such eMortgage Loan had been originated using a tangible, paper Mortgage Note and other tangible, paper Loan Papers. 2. For any eMortgage Loan funded under the Wet Mortgage Loans Sublimit, prior to the end of the first (1st) Banking Day after the applicable Purchase Date (or such later day during the Wet Mortgage Loan Period for such eMortgage Loan as may be approved by the Agent), the Seller shall cause (i) the Authoritative Copy of the related eNote to be delivered to the Agent's eVault (or the Agent's eVault Provider, if applicable) via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to the Agent, (iii) the Location status of the related eNote to be transferred to the Agent, and (iv) the Delegatee status of the related eNote to be transferred to the Agent, in each case using MERS® eDelivery and the MERS® eRegistry (collectively, the "eNote Delivery Requirements"). 3. For any eMortgage Loan that the Seller desires to fund as a Dry Mortgage Loan, the eNote Delivery Requirements must be satisfied before the Agent and the Buyers engage in the related Transaction. For the avoidance of doubt, in regard to the definition of "Dry Mortgage Loan" set forth in the Agreement, the requirement that all Required Documents must have been delivered to the Agent shall include, with respect to an eMortgage Loan, a requirement that the eNote Delivery Requirements for such eMortgage Loan must have been satisfied. 4. At all times that an eMortgage Loan is subject to an Open Transaction, it must (a) be covered by an Investor Commitment of an Approved eMortgage Investor, (b) comply in all respects with such Investor Commitment, and (c) otherwise comply with all other applicable requirements of such Approved eMortgage Investor. For the avoidance of doubt, the Agent (and the Seller, if so requested or required by the Agent) must be party to a valid and binding eNote Control and Bailment Agreement with such Approved eMortgage Investor at all times that the related Transaction remains an Open Transaction. Notwithstanding the foregoing, if an eMortgage Loan is covered by an Investor Commitment at the time such eMortgage Loan becomes a Purchased Loan under the Agreement, and such eMortgage Loan subsequently ceases to be covered by an Investor Commitment, the Seller shall have ten (10) Banking Days to cause such eMortgage Loan to be covered by another Investor Commitment of an Approved eMortgage Investor. 5. Using electronic systems and channels deemed appropriate by the Agent in its reasonable discretion, the Agent will release an eMortgage Loan and/or its underlying documents, as applicable, on terms and conditions that are generally consistent with those set forth for paper Purchased Loans in Section 20.6 of the Agreement; provided, however, that to the extent that Section 20.6 calls for a Purchased Loan to be released pursuant to a bailment letter or similar document, an eMortgage Loan shall be released pursuant to the applicable eNote Control and Bailment Agreement, and such eNote Control and Bailment Agreement shall govern the terms and conditions of such release in all respects and shall override Section 20.6 to the extent of any inconsistency; and provided further that the Agent, in its reasonable discretion, shall be permitted to implement such additional requirements and procedures as the Agent deems necessary to ensure that the Agent and the Buyers, in connection with any release of an eMortgage Loan (or any underlying eMortgage Loan documentation), are substantially as secure and protected with respect to such eMortgage Loan (and underlying

Schedule 44-5 4926-6291-2684.5 eMortgage Loan documentation) and the release thereof as the Agent and the Buyers would be if the related Purchased Loan had been originated using a tangible, paper Mortgage Note and other tangible, paper Loan Papers. 6. By written notice to the Seller, the Agent, in its sole and absolute discretion, may remove a Person as an Approved eMortgage Investor on the same terms and conditions as are set forth for the removal of an Approved Investor in the definition of "Approved Investor." The Agent also may remove a Person as an Approved eMortgage Investor if the Agent, in the exercise of good faith, determines that the Agent's transfer of Control of an eNote to such Person in accordance with the terms of the Agent's eNote Control and Bailment Agreement with such Person, the Agent's other compliance with the Agent's eNote Control and Bailment Agreement with such Person, or the Agent's other interactions or dealings with such Person, would cause the Agent and/or the Buyers to be less secure or protected with respect to an eMortgage Loan sold (or to be sold) to such Person than the Agent and the Buyers would be if such Mortgage Loan instead had been originated using a tangible, paper Mortgage Note and other tangible, paper Loan Papers. Any removal in accordance with the immediately preceding sentence shall take effect immediately upon notice by the Agent to the Seller, or at such later time as the Agent determines in its sole and absolute discretion. 7. Each eMortgage Loan that becomes a Purchased Loan under the Agreement must meet the criteria of an Approved Loan Type. C. Additional Representations, Warranties, Covenants, Terms, and Conditions. The following additional representations, warranties, covenants, terms, and conditions shall apply at all times: 1. With respect to each eMortgage Loan for which the Seller requests a Transaction under the Agreement, such eMortgage Loan and its related eNote, Mortgage, and other Loan Papers must satisfy all of the following criteria at all times, and by submitting a Purchase Request for any eMortgage Loan, the Seller shall be deemed to have represented and warrantied to the Agent and the Buyers that all of the following are true and correct: (a) (i) the eMortgage Loan is evidenced by an eNote that bears a digital or electronic signature and that has been electronically issued, created, presented and executed in accordance with the requirements of E-Sign, UETA, and all other applicable eCommerce Laws; (ii) the eNote is a valid, effective and enforceable Transferable Record under E-Sign, UETA, and all other applicable eCommerce Laws; and (iii) there is no defect with respect to the eNote that would confer upon the Agent, any Buyer, or any subsequent transferor less than the full rights, benefits and defenses of Control of the Transferable Record; (b) there is (and has been at all times) a single Authoritative Copy of the eNote, and each other copy of the eNote is (and has been at all times) readily identifiable as a copy that is not the Authoritative Copy of the eNote; (c) the Authoritative Copy of the eNote has not been altered or modified in any way since it was electronically signed by its issuer(s); provided, however, that the Authoritative Copy of the eNote may be or have been altered or otherwise modified if (i) such alteration or modification is reflected on the MERS® eRegistry; (ii) the eNote and related Loan Papers remain valid, effective and enforceable and in compliance with all eCommerce Laws, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors; and (iii) the Agent, in is sole and absolute discretion, approves of such alteration or modification; (d) at origination of the eNote, the Customer did not also sign a paper copy of the Mortgage Note, the eNote has not been papered-out, and there is not otherwise a paper copy of the eNote in existence that is not readily identifiable as a copy;

Schedule 44-6 4926-6291-2684.5 (e) the eNote (i) includes the Agency-Required eNote Legend, which, among other things, identifies "MERSCORP Holdings, Inc., a Delaware corporation" (or a successor thereof, if required by the applicable Agency) as the "Operator of the Registry" and has the Customer expressly agree that the eNote is a Transferable Record; (ii) otherwise was originated using the current form of Uniform Fannie Mae/Freddie Mac form of eNote or in such other form as is acceptable to the applicable Agency, the applicable Approved eMortgage Investor, and the Agent; and (iii) contains a valid, unique 18-digit MERS identification number that is identical to the MERS identification number assigned to the related Mortgage on the MERS® System; (f) neither the eNote nor any other Electronic Record for the eMortgage Loan, regardless of format, is subject to any licensing condition that would prohibit, limit or inhibit the ownership or use by the Agent or the Buyers of the eNote or other Electronic Record or any of their rights and remedies under the Agreement, and neither the Agent nor any Buyer is required to pay any royalties or any other fees due to the Agent's ownership or use (on behalf of the Buyers) of the eNote or other Electronic Records; (g) with respect to the eNote and each other Electronic Record included in the Loan Papers, the Seller has collected and continues to retain as part of the eClosing Transaction Record (i) any and all consents, agreements and disclosures required to create a valid and binding electronic record under applicable eCommerce Laws; and (ii) appropriate evidence to document the agreement of each signer of the eNote or other Electronic Record to use an electronic signature, to demonstrate such signer's execution of a particular electronic signature, and to prove its attribution of the electronic signature to such signer; (h) all electronic signatures associated with the eMortgage Loan are authenticated and authorized, and the type of electronic signature used by the Customer to sign the eNote and any other electronic record associated therewith (i) is legal and enforceable under applicable Law, and (ii) was not effected by means of audio or video recording; (i) prior to transfer of the eMortgage Loan to the Agent, the Seller was entitled to enforce the eMortgage Loan, and the eNote is not subject to a defense, claim of ownership or security interest, or claim in recoupment of any party that can be asserted against the Seller, the Agent, any Buyer, or any subsequent transferor; (j) the eNote (i) is properly registered on the MERS® eRegistry; and (ii) was initially registered within one (1) calendar day of the origination of the eMortgage Loan; (k) the Tamper-Evident Digital Signature of the eNote (and any other applicable tamper seal information regarding the eNote) indicated in the MERS® eRegistry matches the Tamper- Evident Digital Signature of the eNote (and any other applicable tamper seal information regarding the eNote) as reflected in the eVault where such eNote is held; (l) prior to transfer of the eMortgage Loan to the Agent, unless otherwise approved by the Agent in its sole and absolute discretion: (i) the Authoritative Copy of the eNote was held in the eVault of the Seller (or the Seller's eVault Provider, if applicable); (ii) the Location status of the eNote on the MERS® eRegistry reflected the MERS Org ID of the Seller; (iii) the Controller status of the eNote on the MERS® eRegistry reflected the MERS Org ID of the Seller; and (iv) the Delegatee status of the eNote on the MERS® eRegistry reflected the MERS Org ID of the Seller; (m) upon and after transfer of the eMortgage Loan to the Agent: (i) the single Authoritative Copy of the eNote is held in the eVault of the Agent (or the Agent's eVault Provider, if applicable); (ii) the Location status of the eNote on the MERS® eRegistry reflects the MERS Org ID of the Agent; (iii) the Controller status of the eNote on the MERS® eRegistry reflects the MERS Org ID of the Agent; and (iv) the Delegatee status of the

Schedule 44-7 4926-6291-2684.5 eNote on the MERS® eRegistry reflects the MERS Org ID of the Agent; provided, however, that upon and after transfer of the eMortgage Loan to the Agent, an Approved eMortgage Investor may be identified as the Controller and/or Location of the eNote pursuant to an eNote Control and Bailment Agreement to which the Agent is a party for a period of up to forty-five (45) days (or such longer period as may be approved by the Agent in its sole and absolute discretion); (n) at all times, the Master Servicer field in the MERS® eRegistry for the eMortgage Loan must name the Seller or another Person that has been approved by the Agent, in its sole and absolute discretion, as the Master Servicer for the eMortgage Loan; (o) all Transfers of Control, Transfers of Location, Transfers of Control and Location, and Transfers of Servicing of the eNote, including, without limitation, any of the same to the Agent: (i) have been property authenticated and authorized; (ii) have been approved by the Agent; and (iii) are reflected on the MERS® eRegistry in compliance with the MERS® eRegistry Procedures Manual and applicable Agency Guides; (p) there shall be no Control Failure or Unauthorized Servicing Modification with respect to the eNote; (q) with respect to the eNote, any eVault of the Seller (or the Seller's eVault Provider, if applicable) in which the Authoritative Copy of the eNote was held satisfies the requirements of Sections 201(b) and 201(c) of E-Sign, Sections 16(b) and 16(c) of UETA, all other applicable eCommerce Laws, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors; (r) if Remote Online Notarization was used in connection with the eMortgage Loan: (i) with respect to the state in which the related Mortgaged Premises is located, the following conditions are met: (A) the eCommerce Laws of such state include a specific statute expressly authorizing Remote Online Notarization; and (B) each Remote Online Notarization act was performed in such state by a notary public duly licensed and located in such state; (ii) each Remote Online Notarization of a Loan Paper and its subject electronic signature and Electronic Record comply in all respects with (A) all applicable Law, including, without limitation, the applicable state's statute authorizing Remote Online Notarization, and all rules, regulations, and guidelines promulgated thereunder (collectively, and as amended, supplemented or replaced from time to time, the "RON Laws"); (B) all substantive, technical and legal eligibility requirements for electronic notarization and Remote Online Notarization from time to time issued by any applicable Agency (collectively, together with all amendments, supplements, replacements and other modifications thereof, the "Agency RON Guidelines"); and (C) any additional or more restrictive requirements for electronic notarization and Remote Online Notarization issued by the Agent or the relevant Approved eMortgage Investor from time to time; and (iii) the systems and processes used to effect the Remote Online Notarization of a Loan Paper (hereinafter referred to as a "RON Platform"), at a minimum, support each of the following functionalities (each of which were utilized and/or fully complied with in effecting such Remote Online Notarization) and otherwise comply with each of the following: (A) such systems and processes involve multi-factor identity authentication, including using a government-issued photo ID, that has appropriate signature, credential analysis, and identity-proofing requirements; (B) such systems and processes involve tamper-sealed notarized documents and system security that prevents interference with the authenticity, integrity and

Schedule 44-8 4926-6291-2684.5 security of the notarial ceremony or corruption or loss of the recording of the same, and that protects the communication technology, electronic record and backup record from unauthorized use; (C) the remote online notary for such Remote Online Notarization maintains, at all times, a secure electronic journal of the notarial act including satisfactory evidence of identity of the principal and maintains a backup of the Electronic Record; (D) each of the remote online notary and the Seller maintains a recording of the notarial ceremony with storage for the minimum period of seven (7) years (or such longer minimum required under applicable Law); (E) such systems and processes comply in all respects with any and all applicable RON Laws and Agency RON Guidelines; and (F) such systems and processes comply in all respects with any and all applicable standards and requirements from time to time issued by the Agent or the relevant Approved eMortgage Investor; (s) without limiting anything else set forth in this schedule or elsewhere in the Agreement, each Loan Paper related to the eMortgage Loan that has been electronically signed, notarized, and if applicable, recorded, is valid, effective and enforceable in accordance with its terms, and, if the related Mortgage is an Electronic Record, the Mortgage is a valid, effective and enforceable first lien and has been electronically recorded in the appropriate public land records recorder's office in compliance with the requirements of such office and applicable Law; (t) the lender's title insurance policy for such eMortgage Loan does not contain any exceptions regarding the fact that any Loan Paper, including as applicable, the eNote and/or related Mortgage, was electronically created, executed, witnessed, and if applicable, notarized and recorded; (u) in addition to any other compliance requirements set forth in this Agreement or this schedule, the eMortgage Loan, the eNote, the related Loan Papers, the eClosing System used by the Customer to electronically sign the same, and the systems and processes (including, without limitation, any eVault of the Seller or the Seller's eVault Provider, as applicable) used to create, register, transfer, store, retrieve, maintain and secure the same, comply in all respects with all applicable eCommerce Laws, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors; and (v) the eMortgage Loan complies in all respects with all of the criteria set forth for Eligible Loans in Schedule EL of the Agreement, except to the extent that the Schedule EL criteria is inconsistent with the criteria and other terms and conditions set forth in this schedule (and to the extent of any such inconsistency, such eMortgage Loan complies with the criteria and other terms and conditions set forth in this schedule). If any of the foregoing criteria is not satisfied with respect to an eMortgage Loan at any time, the applicable eMortgage Loan immediately shall cease to be an Eligible Loan at such time (and, for the avoidance of doubt, a Disqualifier immediately shall be deemed to exist with respect thereto). 2. The following systems, documentation, recordkeeping, inspection, and other terms and conditions shall apply at all times: (a) With respect to each Purchased Loan that is an eMortgage Loan, the Seller must be able to provide to the Agent, at any time upon the Agent's reasonable request, the eNote, any portions of the related Loan Papers, and the eClosing Transaction Record, each in a format that is reasonably compatible with the Agent's systems then in use. (b) The eClosing Transaction Record of each Purchased Loan that is an eMortgage Loan shall be stored and maintained by the Seller (or the Seller's subservicer, if applicable) in a manner that preserves the integrity and reliability of the eClosing Transaction Record for

Schedule 44-9 4926-6291-2684.5 the life of such eMortgage Loan plus a period consistent with the requirements of the applicable Agency Guide(s). The eClosing Transaction Record for an eMortgage Loan shall include, without limitation, the following: (i) systems logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing and, if applicable, notarization of each eNote and Electronic Record, together with identifying information that can be used to verify the electronic signature and its attribution to the signer's identity, and evidence of the signer's agreement to conduct the transaction electronically, and the signer's execution of each electronic signature; (ii) information that identifies the version of the eClosing System used in the origination of such eMortgage Loan; (iii) if Remote Online Notarization is used, copies of the journal entry and record for each Remote Online Notarization that is maintained in the secure electronic journal system of the remote online notary that performed the notarial act, together with audio-visual recording of the notarial ceremony; and (iv) such other Electronic Records and other records as are required by the Agreement (including, without limitation, in this schedule), applicable eCommerce Laws, applicable Agency Guides, or the requirements of applicable Approved eMortgage Investors. The Seller shall retain the eClosing Transaction Record of each Purchased Loan that is an eMortgage Loan in a manner that will provide the Agent or its designees with ready access to such documents and records promptly following any request by the Agent. For the avoidance of doubt, the Purchased Loans Records for a Purchased Loan that is an eMortgage Loan include, without limitation, the eClosing Transaction Records for such eMortgage Loan. (c) The Seller shall archive all versions of any eClosing System used to create eNotes and originate eMortgage Loans, and retain such versions including screenshots of each stage or version of the eClosing System process. (d) The Seller shall cooperate with the Agent in all activities necessary to enforce eMortgage Loans that are Purchased Loans and related eNotes. Upon the request of the Agent, the Seller shall provide such affidavits, certifications, records and information regarding the creation and maintenance of the eNote and other Electronic Records in connection with any eMortgage Loan that the Agent deems necessary or advisable to ensure the admissibility of such eNote and other Electronic Records in a legal proceeding and may include, among other things: (i) a description of how the executed eNote and other Electronic Records have been stored to prevent against unauthorized access and unauthorized alteration and a description of how the Seller's eClosing System and the Seller's eVault (or the eVault of the Seller's eVault Provider, if applicable) can detect such unauthorized access or alteration; (ii) a description of the Seller's eClosing System and eVault controls in place (including, if applicable, eVault controls in place for the Seller's eVault Provider) to ensure compliance with applicable eCommerce Laws, including, without limitation, Section 201 of E-Sign and Section 16 of UETA;

Schedule 44-10 4926-6291-2684.5 (iii) a description of the steps followed by a Customer to execute the eNote or other Electronic Record using the Seller's eClosing System; (iv) a copy of each screen, as it would have appeared to the Customer, of the eNote or other Electronic Record that the Agent is seeking to enforce or defend, when the Customer signed the eNote or other Electronic Record; (v) a description of the Seller's eClosing System and eVault controls in place (including, if applicable, eVault controls in place for the Seller's eVault Provider) at the time of signing to ensure the integrity of the data; and (vi) testimony by an authorized officer or employee of the Seller to support admission of the eNote and other Electronic Records into any legal proceeding to enforce or defend the eMortgage Loan. (e) The Agent's inspection and audit rights under the Agreement shall include, without limitation, a right on the part of the Agent, its authorized representatives, and/or any third parties reasonably selected by the Agent to conduct a technical, security and legal review of eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable) and the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable), and all related policies and procedures, including, (i) a certified third party security assessment report, (ii) results of systems testing and verification of integration with MERS® eRegistry and MERS® eDelivery, and (iii) a legal analysis of any such eClosing System and eVault, and such systems' policies, procedures and processes, to ensure compliance with the terms of the Facility Papers, all applicable eCommerce Laws and other Laws, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors, all at the Seller's expense and at such reasonable times as the Agent may request. (f) In addition to and without limiting the foregoing, promptly following any request by the Agent, the Seller will give (and, if applicable, will cause each subservicer to give, and each eVault Provider of the Seller or a subservicer of Seller to give) the Agent access to (i) each eVault that stores (or stored) the Authoritative Copy of any eNote evidencing a Purchased Loan, (ii) all software and systems used for the origination, management or administration of any Purchased Loan that is an eMortgage Loan and any related eClosing Transaction Record, and all media in which any part of such eClosing Transaction Record may be recorded or stored, (iii) the Seller's (or such subservicer's or eVault Provider's) know-how, expertise, and relevant data regarding any such Purchased Loan, and the policies, procedures and processes of such Person in originating, maintaining, servicing and otherwise managing eMortgage Loans and eNotes, and (iv) the personnel responsible for such matters. (g) The Seller agrees to maintain, and to cause each of its subservicers and eVault Providers (if any) to maintain, at all times (i) a disaster recovery program, (ii) a business continuity plan, and (iii) an incident response plan (collectively, the "Continuity, Recovery and Incident Response Programs"), each in scope and substance reasonably acceptable to the Agent. The Seller, at its sole cost, shall test the Continuity, Recovery and Incident Response Programs on an annual basis. If the results of any such testing identify any material compliance or other issues with respect to any of the Seller's (or, if applicable, a subservicer's or an eVault Provider's) Continuity, Recovery and Incident Response Programs, the Seller shall notify the Agent and promptly correct any such issue to the Agent's reasonable satisfaction. (h) The Seller shall not use an eVault Provider or subservicer with respect to a Purchased Loan that is an eMortgage Loan unless such eVault Provider or subservicer (as applicable) is

Schedule 44-11 4926-6291-2684.5 acceptable to the Agent in the Agent's sole and absolute discretion. The Agent shall be entitled to revoke its acceptance of an eVault Provider or subservicer at any time. 3. The Seller represents, warrants, and covenants to the Agent as follows: (a) The Seller, each eVault Provider (if any) of the Seller, and each subservicer (if any) of the Seller are, and at all times will remain, in compliance with all applicable Laws, including, without limitation, all applicable eCommerce Laws. (b) The Seller, each eVault Provider (if any) of the Seller, and each subservicer (if any) of the Seller are, and at all times will remain, a member of the MERS® eRegistry in good standing, and each such Person's operations are, and at all times will remain, integrated with the MERS® eRegistry and MERS® eDelivery in compliance with the MERS® eRegistry Procedures Manual, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors. (c) The Seller has established (and at all times will maintain) procedures and controls limiting access to MERS® eDelivery and the MERS® eRegistry to duly authorized individuals, and the Agent is entitled to rely on any transmission, transfer or other communication via these systems to be the authorized act of the Seller. (d) All audits and reviews of the eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable), the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable), and all related policies and procedures requested or required by any Agency in connection with the Seller's application for such Agency's approval to originate, purchase, sell, service or maintain eNotes and eMortgage Loans have been completed, the Seller has reviewed reports of findings and remedial actions have been taken to address the material adverse findings, if any, discovered in the audits and reviews, and each such Agency has approved the Seller to originate, purchase, sell, service or maintain (as applicable) eNotes and eMortgage Loans, as well as the Seller's related policies and procedures. 4. The Seller shall give written notice to the Agent of any of the following: (a) At least thirty (30) days prior to the same, written notice of any proposed changes to the eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable), the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable), or any related policies, procedures and/or processes, in each case that may adversely affect the performance of any such eClosing System or eVault or that may adversely affect the enforceability of any eMortgage Loan or eNote of the Seller or the compliance by the Seller, any subservicer of the Seller, or any eVault Provider of the Seller or any subservicer of the Seller with all eCommerce Laws, all applicable Agency Guides, or the requirements of all applicable Approved eMortgage Investors. (b) As soon as the Seller becomes aware of the same, written notice of any data security incident regarding the eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable) or the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable) that results in the unauthorized access to or acquisition of any eNote or any other records, including details of such data security incident (if applicable), a summary of any external third party forensic examinations of it, and planned remediation steps to correct it and prevent similar incidents in the future.

Schedule 44-12 4926-6291-2684.5 (c) As soon as the Seller becomes aware of the same, written notice of any Control Failure or Unauthorized Servicing Modification with respect to any Purchased Loan that is an eMortgage Loan. (d) Within three (3) Banking Days after receiving any of the same, but subject to applicable Agency confidentiality requirements (if any), written notice of any audit or other review completed by any Agency of the Seller, the eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable), or the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable) that provides for material corrective action, material sanctions, or material classifications of the quality of Seller's operations, together with a copy of the audit or review report provided by the Agency. 5. An Event of Default shall occur under the Agreement if, without the Agent's prior written consent, any material adverse change to the eClosing System of the Seller (or the eClosing System of the Seller's subservicer, if applicable), the eVault of the Seller (or the eVault of the Seller's subservicer, or the eVault of the eVault Provider of the Seller or the Seller's subservicer, in each case if applicable), or any related policies, procedures and/or processes, shall have been implemented and neither reversed, nor the Agent's written consent thereto obtained, for a period of five (5) Banking Days after an Authorized Seller Representative or any executive officer of the Seller has actual knowledge of such material adverse change. As used in this paragraph, the term "material adverse change" means any change that would reasonably be expected to materially and adversely affect (a) the performance of any such eClosing System or eVault, (b) the enforceability of any eMortgage Loan or eNote of the Seller, or (c) the compliance by the Seller, any subservicer of the Seller, or any eVault Provider of the Seller or a subservicer of the Seller with all eCommerce Laws, all applicable Agency Guides, and the requirements of all applicable Approved eMortgage Investors. 6. All representations and warranties made by the Seller in this schedule shall be continuing in nature. By delivering a Purchase Request to the Agent for an eMortgage Loan, the Seller shall be deemed to represent and warrant to the Agent that all of the representations and warranties in this schedule are true and correct with the same force and effect as if made on the date of such Purchase Request. D. Assets and Properties Included in Purchased Loans; Security Interest Matters. 1. For the avoidance of doubt, the Seller acknowledges that for purposes of the Agreement, the definition of "Purchased Loan" includes all of the assets and properties described on Schedule 11 of the Agreement, as amended, supplemented, or otherwise modified from time to time, including, without limitations, any amendments, supplements, or modifications to such Schedule 11 made contemporaneously with or otherwise in connection with the effectiveness of this schedule. Furthermore, the Seller hereby confirms that the security interest addressed in Section 11 of the Agreement is intended to cover all such assets and properties described on Schedule 11 of the Agreement, as so amended, supplemented, or otherwise modified, and for the purposes set forth in such Section 11 of the Agreement, the Seller hereby re-grants to the Agent (for the benefit of itself and the Buyers) a security interest in and a Lien on all such assets and properties. Without limiting the generality of the foregoing, the Seller hereby acknowledges and agrees that the definition of "Purchased Loan" includes, and the security interest described in this paragraph covers, all eMortgage Loans sold by the Seller to the Buyers under the Repurchase Facility, all eNotes related thereto, all other Loan Papers related thereto (including, without limitation, Loan Papers that are Electronic Records), and all other assets, properties, rights, title, and interests of the Seller related thereto and described on Schedule 11 of the Agreement, including, without limitation, all accounts, payment intangibles, general intangibles, instruments (including promissory notes), Transferable Records, documents (including documents of title), software, chattel paper (including electronic chattel paper), letters of credit rights, supporting obligations, contract rights and proceeds of, under or arising out of or relating to any such eMortgage Loans, whether now or hereafter existing (including all of the Seller's present and future rights to have and receive interest and other compensation, whether or not yet accrued, earned, due or payable).

Schedule 44-13 4926-6291-2684.5 2. The Seller agrees to pay all fees and expenses associated with perfecting or otherwise protecting the Agent's interests in Purchased Loans that are eMortgage Loans, including, without limitation, the fees and expenses associated with registering each related eNote on the MERS® eRegistry and initiating transfers, loan data updates and other actions on the MERS® eRegistry, in each case as and when required by the Agent in its sole and absolute discretion. E. Risk Considerations. The Seller acknowledges that the Agent and the Buyers have agreed to engage in Transactions for eMortgage Loans on the condition, among others, that the Agent and the Buyers be substantially as secure and protected with respect to Purchased Loans that are eMortgage Loans (and all underlying eMortgage Loan documentation) as the Agent and the Buyers would be if such Purchased Loans instead were originated using tangible, paper Mortgage Notes and other tangible, paper Loan Papers and were physically delivered into the Agent's possession in accordance with the terms of the Agreement. In this regard, if at any time the Agent determines that any change in Law or in the MERS® eRegistry, or any other event or circumstance, imposes or increases the Agent's or any Buyer's risk of making or maintaining purchases of eMortgage Loans, or of maintaining the Agent's or any Buyer's obligations with respect to any Transactions involving eMortgage Loans, then the Agent shall give notice thereof to the Seller, and the Agent, the Buyers, and the Seller shall endeavor in good faith to establish alternative terms and conditions to apply to Transactions involving eMortgage Loan to eliminate or satisfactorily reduce such risk, in a manner reasonably satisfactory to the Agent, the Buyers, and the Seller, and to amend the Agreement and the other Facility Papers to implement such changes. If the Agent, the Buyers, and the Seller fail for any reason to execute such amendments on or before five (5) Banking Days after the Agent gives such notice to the Seller, the Agent may elect to give notice to the Seller that, on and after five (5) Banking Days after such second notice, all eMortgage Loans will cease to be Eligible Loans. F. Ginnie Mae Agency MBS Considerations. If an eMortgage Loan is subject to a Transaction under the Agreement, and the Seller intends for such eMortgage Loan to be included in a pool that backs an Agency MBS guaranteed by Ginnie Mae (a "Ginnie Mae eNote Pooled Loan"), the Seller shall inform the Agent of such intention in writing. With respect to any such Ginnie Mae eNote Pooled Loan, to the extent that the following terms and conditions are contrary to or inconsistent with terms and conditions set forth elsewhere in the Agreement and this schedule, the following terms and conditions shall govern and control: 1. The Agent and the Buyers agree to cooperate with the Seller to the extent reasonably necessary to accommodate the Ginnie Mae securitization process with respect to such Ginnie Mae eNote Pooled Loan. In regard to the MERS® eRegistry, at the Seller's instruction: (a) the Agent shall transfer the Controller status of the related eNote to the Seller, (b) the Agent shall transfer the Location status of the related eNote to the Seller's Certificating Custodian, and (c) the Agent shall deliver the Authoritative Copy of the related eNote to the eVault of the Seller's Certificating Custodian (or such Certificating Custodian's eVault Provider). In addition, the Seller, the Agent, and the Buyers agree that the Seller shall name Ginnie Mae in the Secured Party field of the MERS® eRegistry with respect to the related eNote, and the Agent and the Buyers agree that the Delegatee field of the MERS® eRegistry related to such eNote may be left blank. 2. Within two (2) Banking Days after the Agent transfers Control of an eNote related to a Ginnie Mae eNote Pooled Loan to the Seller in the MERS® eRegistry, the Seller shall cause Ginnie Mae to be named in the Secured Party field for such eNote. If requested by the Agent, the Seller shall provide the Agent with written confirmation that the Seller has complied with this paragraph. 3. Within ten (10) days after the Agent transfers Control of an eNote related to a Ginnie Mae eNote Pooled Loan to the Seller in the MERS® eRegistry, the related Ginnie Mae Agency MBS shall have been formed, and the sale and settlement process shall have concluded with respect to such Ginnie Mae Agency MBS. If requested by the Agent, the Seller shall provide the Agent with written confirmation that the Seller has complied with this paragraph. 4. From the time the Agent transfers Control of an eNote related to a Ginnie Mae eNote Pooled Loan to the Seller through and including the time the related Ginnie Mae Agency MBS is formed: (a) no

Schedule 44-14 4926-6291-2684.5 Person other than the Seller shall be named in the Controller field of the MERS® eRegistry with respect to such eNote, (b) no Person other than Ginnie Mae shall be named in the Secured Party field of the MERS® eRegistry with respect to such eNote, and (c) no Person other than Seller's Certificating Custodian shall be named in the Location field of the MERS® eRegistry with respect to such eNote or shall hold the Authoritative Copy of such eNote. At all times during such time period, as between the Seller (on the one hand) and the Agent and the Buyers (on the other hand), the Seller shall Control such eNote in trust for and as bailee for the Agent (on behalf of the Buyers), and the Seller shall follow any and all instructions given by the Agent with respect to such eNote. 5. The Agent agrees to deliver to Ginnie Mae any ownership or security interest release documentation that may be required by Ginnie Mae in connection with a Ginnie Mae eNote Pooled Loan, provided, however, that no release of a Ginnie Mae eNote Pooled Loan by the Agent shall become effective until the Ginnie Mae Agency MBS backed by such Ginnie Mae eNote Pooled Loan is formed. 6. The Seller acknowledges and agrees that upon and after the formation of a Ginnie Mae Agency MBS backed by a Ginnie Mae eNote Pooled Loan: (a) the Agent (on behalf of the Buyers) shall have an ownership interest in such Agency MBS, as contemplated by the Agreement, (b) such Agency MBS shall be held in the Custodial Account, (c) the Agent shall have exclusive control over the disposition of such Agency MBS and funds held in the Custodial Account, and (d) the Seller shall not have any right to transfer, trade or otherwise direct the disposition of such Agency MBS or funds held in the Custodial Account, except, in each case, as otherwise specifically set forth in the Master Custodial Agreement. In this regard, notwithstanding any release of a Ginnie Mae eNote Pooled Loan that the Agent may provide to Ginnie Mae as contemplated in paragraph (F)(5) above, the Seller at all times shall remain obligated to remit to the Agent (on behalf of the Buyers) any and all proceeds received or to be received by or on behalf of the Seller from or otherwise in connection with such Ginnie Mae eNote Pooled Loan (including, without limitation, upon the sale and settlement of a Ginnie Mae Agency MBS backed by such Ginnie Mae eNote Pooled Loan). For the avoidance of doubt, in addition to any and all rights the Agent and the Buyers may have in such proceeds under the Agreement, the Seller hereby grants a security interest to the Agent (for the benefit of itself and the Buyers) in all such proceeds. 7. If the Seller intends for an eMortgage Loan to be a Ginnie Mae eNote Pooled Loan, and the related Ginnie Mae Agency MBS securitization fails to occur for any reason, the Seller shall immediately re-deliver such eMortgage Loan and the related eNote to the Agent in strict accordance with the eNote Delivery Requirements. 8. As long as the foregoing requirements are satisfied at all times with respect to a Ginnie Mae eNote Pooled Loan and its related eNote: (a) such Ginnie Mae eNote Pooled Loan shall not be subject to a Control Failure, and (b) it shall not be necessary for such Ginnie Mae eNote Pooled Loan to be subject to an eNote Control and Bailment Agreement with Ginnie Mae and/or with the Seller's Certificating Custodian. However, if any of the foregoing requirements is not satisfied at any time with respect to a Ginnie Mae eNote Pooled Loan, such non-satisfaction shall constitute an Event of Default under the Agreement. 9. If any Potential Default or Event of Default exists under the Agreement, neither the Agent nor any Buyer shall have any obligation to undertake the processes set forth in the foregoing provisions or otherwise comply with any of the foregoing provisions. 10. The Seller shall provide the Agent with such documentation and other information as the Agent may request from time to time regarding any Ginnie Mae eNote Pooled Loan and any related Ginnie Mae securitization transaction.

Annex A-1 4926-6291-2684.5 ANNEX A DEFINITION OF CONFORMING MORTGAGE LOAN "Conforming Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan; and (ii) such Mortgage Loan (a) fully conforms to all underwriting and other requirements of Fannie Mae or Freddie Mac, or (b) is a Government Sponsored Loan (or is eligible for such insurance or guaranty and application therefor has been made or will be made within 30 days from the date of the closing of such Mortgage Loan).

Annex B-1 4926-6291-2684.5 ANNEX B DEFINITION OF WET MORTGAGE LOAN "Wet Mortgage Loan" means a Mortgage Loan: (i) that has been closed by a title agency or closing attorney, funded and would qualify without exception as an Eligible Loan except that some or all of its Required Documents are in transit to, but have not yet been received by, the Agent so as to satisfy all requirements to permit the Seller to sell it pursuant to this Agreement without restriction; (ii) that is not a third party correspondent loan; (iii) that the Seller reasonably expects to fully qualify as an Eligible Loan meeting the criteria of one of the other Approved Loan Types when the original Required Documents have been received by the Agent; (iv) as to which the Seller actually and reasonably expects that such full qualification can and will be achieved on or before seven (7) Banking Days after the relevant Purchase Date (and the Seller hereby agrees to take such steps as are reasonably necessary to ensure it achieves full qualification as an Eligible Loan); and (v) for which the Seller has delivered to the Agent a Purchase Request on or before the Purchase Date, submission of which to the Agent shall constitute the Seller's certification to the Agent that a complete document file as to such Mortgage Loan, including the Required Documents, exists and that such document file is in the possession of either the title agent or closing attorney that closed such Mortgage Loan, the Seller or the Seller's Servicer for such Mortgage Loan, or that such document file has been shipped to the Agent. Each Wet Mortgage Loan that satisfies the foregoing requirements shall be an Eligible Loan subject to the condition subsequent of physical delivery of its Mortgage Note and all other Required Documents (and, if requested by the Agent, other Loan Papers), together with a revised Loan Schedule to be attached to the related Purchase Request, to the Agent on or before seven (7) Banking Days after the relevant Purchase Date. Each Wet Mortgage Loan sold by the Seller shall be irrevocably deemed purchased by the Agent on behalf of the Buyers and shall automatically become a Purchased Loan effective on the date of the related Purchase Request, and the Seller shall take all steps necessary or appropriate to cause the sale to the Agent and delivery to the Agent of such Wet Mortgage Loan and its Required Documents to be completed, perfected and continued in all respects, including causing the original promissory note evidencing such Purchased Loan to be physically delivered to the Agent within seven (7) Banking Days after the relevant Purchase Date, and, if requested by the Agent, to give written notice to any title agent, closing attorney or other Person in possession of the Required Documents for such Wet Mortgage Loan of the Agent's purchase, on behalf of the Buyers, of such Wet Mortgage Loan. Upon the Agent's receipt of the Required Documents relative to a Wet Mortgage Loan accompanied by its Purchase Request with its attached Loan Schedule revised to recharacterize such Wet Mortgage Loan as a Dry Mortgage Loan, such Wet Mortgage Loan shall no longer be considered a Wet Mortgage Loan and shall be recharacterized as a Dry Mortgage Loan of the applicable Approved Loan Type.

Annex C-1 4926-6291-2684.5 ANNEX C DEFINITION OF AGED MORTGAGE LOAN "Aged Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan; (ii) such Mortgage Loan meets the requirements set forth in one of the following: (a) paragraph (ii) of the definition of Conforming Mortgage Loan, or (b) paragraphs (ii) and (iv) of the definition of Jumbo Mortgage Loan; (iii) the Seller has delivered (or caused to be delivered) to the Agent the Required Documents and, if requested by the Agent, any other Loan Papers for such Mortgage Loan prior to the related Transaction; (iv) the Seller has delivered (or caused to be delivered) to the Agent, if requested by the Agent, a copy of the most recent Appraisal; (v) following the transfer of such Mortgage Loan to the Aged Mortgage Loans Sublimit, the Repurchase Period applicable to Aged Mortgage Loans shall not have elapsed with respect to such Mortgage Loan; and (vi) such Mortgage Loan was originally funded in a Transaction under an Approved Sublimit (other than the Aged Mortgage Loans Sublimit, the Seasoned Mortgage Loans Sublimit, or the Non-QM Mortgage Loans Sublimit), and either: (a) except for the expiration of the Repurchase Period applicable to such Mortgage Loan prior to the transfer of such Mortgage Loan to the Aged Mortgage Loans Sublimit from the applicable other Approved Sublimit, such Mortgage Loan would continue to be eligible under the Repurchase Facility as an Approved Loan Type (other than an Aged Mortgage Loan, a Seasoned Mortgage Loan, or a Non-QM Mortgage Loan); or (b) such Mortgage Loan has been rejected or currently is not eligible for purchase by an Approved Investor as an Approved Loan Type (other than an Aged Mortgage Loan, a Seasoned Mortgage Loan, or a Non-QM Mortgage Loan), as a result of an issue other than fraud. For the avoidance of doubt, Mortgage Loans funded under the Seasoned Mortgage Loans Sublimit or the Non- QM Mortgage Loans Sublimit are not eligible to be transferred to the Aged Mortgage Loans Sublimit.

Annex D-1 4926-6291-2684.5 ANNEX D DEFINITION OF JUMBO MORTGAGE LOAN "Jumbo Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan; (ii) such Mortgage Loan: (a) is a full documentation loan; (b) is eligible for sale to more than one Approved Investor; (c) either (I) fully conforms to all Agency underwriting and other requirements for "A" Mortgage Loans, except loan size; or (II) is approved by the Agent, in its sole and absolute discretion, for funding under the Repurchase Facility; and (d) is to a Customer who has a FICO Score of 620 or higher; (iii) such Mortgage Loan is subject to a Best Efforts Commitment; (iv) the Cumulative Loan-to-Value Ratio for such Mortgage Loan does not exceed 100%; (v) if the initial principal amount of such Mortgage Loan is greater than $2,000,000.00 but does not exceed $3,000,000.00, then prior to funding any Purchase Request relating to such Mortgage Loan, the Agent shall have received with respect to such Mortgage Loan: (a) a copy of the most recent Appraisal; and (b) a copy of the Best Efforts Commitment from the applicable Approved Investor, including evidence of the interest rate lock; and (vi) if the initial principal amount of such Mortgage Loan is greater than $3,000,000.00, then prior to funding any Purchase Request relating to such Mortgage Loan, the Agent shall have received with respect to such Mortgage Loan: (a) a copy of the Best Efforts Commitment from the applicable Approved Investor, including evidence of the interest rate lock; and (b) a copy of the underwriting approval of the applicable Approved Investor; provided, however, if the Seller has delegated underwriting authority from such Approved Investor, evidence of such delegated underwriting authority (which evidence must be satisfactory to the Agent in its sole and absolute discretion), together with a copy of the Seller's underwriting, will be sufficient. Nothing set forth above (including, without limitation, in paragraph (v) or (vi) above) shall limit or impair the discretion of the Agent to decline a requested Transaction involving a Mortgage Loan that has an initial principal amount that exceeds the Per Loan Limit. The Agent, in its sole and absolute discretion, may elect to decline any such requested Transaction.

Annex E-1 4926-6291-2684.5 ANNEX E RESERVED

Annex F-1 4926-6291-2684.5 ANNEX F DEFINITION OF BOND MORTGAGE LOAN "Bond Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan; (ii) such Mortgage Loan meets all of the requirements set forth in the definition of Conforming Mortgage Loan; and (iii) such Mortgage Loan meets all of the requirements of a state or local bond loan program, and such Mortgage Loan is sold directly to the related state or local housing authority (which must be an Approved Investor) or to another Approved Investor.

Annex G-1 4926-6291-2684.5 ANNEX G DEFINITION OF NON-QM MORTGAGE LOAN "Non-QM Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan; (ii) such Mortgage Loan is not a Conforming Mortgage Loan or a Jumbo Mortgage Loan; (iii) such Mortgage Loan is approved by the Agent for funding under the Repurchase Facility and is eligible for sale to more than one Approved Investor; (iv) such Mortgage Loan has been approved for purchase by an Approved Investor and is subject to a Best Efforts Commitment from such Approved Investor; (v) such Mortgage Loan is to a Customer who has a FICO Score of 620 or higher; (vi) the Cumulative Loan-to-Value Ratio for such Mortgage Loan does not exceed 85%; and (vii) such Mortgage Loan is not made under a foreign national loan program, and the Customer in respect of such Mortgage Loan is not considered a "foreign national" under prevailing industry standards. For the avoidance of doubt, Mortgage Loans funded under the Non-QM Mortgage Loans Sublimit are not eligible to be transferred to the Aged Mortgage Loans Sublimit or the Seasoned Mortgage Loans Sublimit.

Annex H-1 4926-6291-2684.5 ANNEX H DEFINITION OF SEASONED MORTGAGE LOAN "Seasoned Mortgage Loan" means a Mortgage Loan as to which each of the following statements is true and correct: (i) such Mortgage Loan is an Eligible Loan (ii) such Mortgage Loan meets the requirements set forth in one of the following: (a) paragraph (ii) of the definition of Conforming Mortgage Loan; or (b) paragraphs (ii) and (iv) of the definition of Jumbo Mortgage Loan; (iii) prior to the related Transaction, the Seller has delivered (or caused to be delivered) to the Agent (a) written notice of the Seller's intent for such Mortgage Loan to be transferred from the Aged Mortgage Loans Sublimit to the Seasoned Mortgage Loans Sublimit; (b) the Required Documents and, if requested by the Agent, any other Loan Papers for such Mortgage Loan; (c) a letter of explanation detailing the issues affecting the marketability or other salability of such Mortgage Loan to an Approved Investor; (d) the loan payment history associated with such Mortgage Loan; and (e) such other information regarding such Mortgage Loan as the Agent shall reasonably request; and in each case the same is acceptable to the Agent in its reasonable discretion; (iv) if requested by the Agent, the Seller has delivered (or caused to be delivered) to the Agent a copy of the most recent Appraisal of the Mortgage Premises that secures such Mortgage Loan, or, if permitted by the Agent in lieu of an Appraisal, another industry-recognized type of valuation of such Mortgage Premises (such as a broker's price opinion or a valuation determined by an automated valuation model), and in each case the same is acceptable to the Agent in its sole and absolute discretion; (v) following the transfer of such Mortgage Loan to the Seasoned Mortgage Loans Sublimit, the Repurchase Period applicable to Seasoned Mortgage Loans shall not have elapsed with respect to such Mortgage Loan; and (vi) such Mortgage Loan was originally funded in a Transaction under an Approved Sublimit (other than the Aged Mortgage Loans Sublimit, the Seasoned Mortgage Loans Sublimit, or the Non-QM Mortgage Loans Sublimit), was subsequently transferred to the Aged Mortgage Loans Sublimit, and either: (a) except for the expiration of the Repurchase Period applicable to such Mortgage Loan prior to the transfer of such Mortgage Loan to the Aged Mortgage Loans Sublimit from the applicable other Approved Sublimit and the expiration of the Repurchase Period applicable to such Mortgage Loan under the Aged Mortgage Loans Sublimit, such Mortgage Loan would continue to be eligible under the Repurchase Facility as an Approved Loan Type (other than an Aged Mortgage Loan, a Seasoned Mortgage Loan, or a Non-QM Mortgage Loan); or (b) such Mortgage Loan has been rejected or currently is not eligible for purchase by an Approved Investor as an Approved Loan Type (other than an Aged Mortgage Loan, a Seasoned Mortgage Loan, or a Non-QM Mortgage Loan), as a result of an issue other than fraud. For the avoidance of doubt, Mortgage Loans funded under the Non-QM Mortgage Loans Sublimit are not eligible to be transferred to the Seasoned Mortgage Loans Sublimit.